UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3855

Fidelity Advisor Series VIII
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2004

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Korea
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers	31
Proxy Voting Results	43

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	1.57%	0.22%	-1.66%
Class T (incl. 3.50% sales charge) B	3.72%	0.44%	-1.55%
Class B (incl. contingent deferred sales charge) C	1.96%	0.34%	-1.41%
Class C (incl. contingent deferred sales charge) D	5.86%	0.73%	-1.41%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on July 3, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses had been reflected in the Closed-End Fund's performance, Class A's returns prior to July 3, 2000 may have been lower.

B Class T's 12b-1 fee may have ranged over time between 0.50% and 0.60%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class T's 12b-1 plan currently authorizes a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 3, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares' total expenses had been reflected in the Closed-End Fund's performance, Class T's returns prior to July 3, 2000 may have been lower.

Annual Report

C Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. The initial offering of Class B shares took place on July 3, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to July 3, 2000 may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. The initial offering of Class C shares took place on July 3, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to July 3, 2000 may have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past ten year total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Korea Fund - Class T on October 31, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Korea Composite Stock Price Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Agus Tandiono, Portfolio Manager of Fidelity® Advisor Korea Fund

Although the Korea Composite Stock Price Index (KOSPI) turned in a decent gain for the period overall, there was considerable volatility during the second half of the period. Concerns about the Chinese government's intention to slow that nation's economy triggered a steep drop in late April and early May, as the KOSPI declined by more than 200 points to roughly 720. Then, when it appeared that the worst fears about the China situation probably would not be realized, the KOSPI began a rally that extended through the end of the period and carried it back to roughly the 835 level. Although the rally wasn't strong enough to bring the index back to the levels it reached prior to the spring decline, the Korean won's appreciation versus the U.S. dollar boosted dollar-denominated returns, enabling the index to post a small positive return for the final six months and a gain for the one-year period overall.

For the 12 months ending October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 7.77%, 7.48%, 6.96% and 6.86%, respectively, versus 13.34% for the Korea Composite Stock Price Index (KOSPI) and 10.96% for the LipperSM Pacific Region ex Japan Funds Average. I overweighted software and, to a lesser degree, technology hardware, as those stocks are driven more by product cycles and are less subject to overall economic conditions. Nonetheless, those overweightings were a drag on performance relative to the KOSPI during the period. ReignCom Ltd., a maker of MP3 digital music players, was the fund's largest detractor in absolute terms. Wireless handset maker Curitel Communications also struggled, as its profit margins suffered due to industrywide price cuts. On the other hand, I underweighted semiconductors while overweighting financial stocks - both timely decisions. Shinhan Financial Group and Hana Bank were two financial services holdings that aided performance. Both were helped by a domestic economy expected to grow by roughly 5% in 2004, along with a decline in non-performing consumer and business loans.

Notes to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2004, the fund did not have more than 25% of its total assets invested in any one industry.

Michael Gordon became Portfolio Manager of Fidelity Advisor Korea Fund on December 1, 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 955.20	$ 9.83
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class T
Actual	$ 1,000.00	$ 953.80	$ 11.05
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
Class B
Actual	$ 1,000.00	$ 952.10	$ 13.49
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Class C
Actual	$ 1,000.00	$ 951.30	$ 13.49
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Institutional Class
Actual	$ 1,000.00	$ 956.40	$ 8.61
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	2.00%
Class T	2.25%
Class B	2.75%
Class C	2.75%
Institutional Class	1.75%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	16.3	22.2
Shinhan Financial Group Co. Ltd.	6.6	6.0
SK Corp.	6.0	3.2
Kookmin Bank	5.9	8.2
LG Electronics, Inc.	5.1	6.5
Hana Bank	5.1	3.6
Hyundai Motor Co.	4.9	1.5
Shinsegae Co. Ltd.	4.6	3.5
POSCO	3.8	2.7
S-Oil Corp.	3.8	0.0
	62.1
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.7	34.5
Financials	22.1	22.8
Consumer Discretionary	18.0	20.3
Energy	9.8	3.2
Consumer Staples	9.1	2.4
Materials	7.0	3.8
Industrials	5.4	2.4
Telecommunication Services	4.2	7.7
Utilities	1.5	0.4
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 101.8%	Stocks 97.5%
Short-Term Investments and Net Other Assets* (1.8)%	Short-Term Investments and Net Other Assets 2.5%

*Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 101.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 18.0%
Auto Components - 2.2%
Hankook Tire Co. Ltd.	27,420	$ 253,503
Hyundai Mobis	2,490	127,670
		381,173
Automobiles - 8.5%
Hyundai Motor Co.	17,290	838,631
Kia Motors Corp.	65,630	615,556
		1,454,187
Household Durables - 5.7%
Entergisul Co. Ltd. (a)	5,500	93,345
LG Electronics, Inc.	15,410	869,953
		963,298
Media - 0.5%
Cheil Communications, Inc.	640	84,609
Multiline Retail - 1.1%
Hyundai Department Store Co. Ltd.	6,170	179,120
TOTAL CONSUMER DISCRETIONARY		3,062,387
CONSUMER STAPLES - 9.1%
Beverages - 1.6%
Lotte Chilsung Beverage Co. Ltd.	380	261,367
Food & Staples Retailing - 4.6%
Shinsegae Co. Ltd.	2,800	787,852
Food Products - 1.7%
Nong Shim Co. Ltd.	1,396	293,042
Personal Products - 1.2%
AmorePacific Corp.	1,070	209,317
TOTAL CONSUMER STAPLES		1,551,578
ENERGY - 9.8%
Oil & Gas - 9.8%
S-Oil Corp.	12,750	643,479
SK Corp.	19,500	1,018,982
		1,662,461
FINANCIALS - 22.1%
Commercial Banks - 19.0%
Hana Bank	34,820	869,334
Kookmin Bank (a)	29,870	997,890
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Korea Exchange Bank (a)	35,610	$ 236,976
Shinhan Financial Group Co. Ltd.	57,112	1,124,895
		3,229,095
Insurance - 3.1%
Samsung Fire & Marine Insurance Co. Ltd.	9,000	535,418
TOTAL FINANCIALS		3,764,513
INDUSTRIALS - 5.4%
Commercial Services & Supplies - 0.8%
INSUN ENT Co. Ltd.	7,045	126,489
Electrical Equipment - 0.3%
Kumho Electric Co. Ltd.	2,440	55,142
Industrial Conglomerates - 1.5%
LG Corp.	19,500	259,536
Machinery - 2.3%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	6,140	90,496
Hyundai Mipo Dockyard Co. Ltd. (a)	11,110	297,722
		388,218
Marine - 0.5%
Hanjin Shipping Co. Ltd.	4,370	84,121
TOTAL INDUSTRIALS		913,506
INFORMATION TECHNOLOGY - 24.7%
Electronic Equipment & Instruments - 4.4%
Dae Duck Electronics Co. Ltd.	14,420	104,334
INTOPS Co. Ltd.	8,125	113,583
LG.Philips LCD Co. Ltd. ADR	18,800	254,740
Samsung SDI Co. Ltd.	3,000	270,657
		743,314
Internet Software & Services - 1.8%
NHN Corp.	1,700	131,961
YBM Sisa.com, Inc.	14,600	169,540
		301,501
Semiconductors & Semiconductor Equipment - 16.3%
Samsung Electronics Co. Ltd.	7,100	2,787,359
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 2.2%
NCsoft Corp. (a)	4,020	$ 384,225
TOTAL INFORMATION TECHNOLOGY		4,216,399
MATERIALS - 7.0%
Chemicals - 1.5%
Honam Petrochemical Corp.	4,130	161,585
LG Petrochemical Co. Ltd.	4,000	97,186
		258,771
Metals & Mining - 3.8%
POSCO	4,370	653,841
Paper & Forest Products - 1.7%
Hansol Paper Co. Ltd.	30,870	279,884
TOTAL MATERIALS		1,192,496
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 0.8%
Hanaro Telecom, Inc. (a)	10,000	28,629
Lightron Fiber-Optic Devices, Inc.	13,636	111,451
		140,080
Wireless Telecommunication Services - 3.4%
SK Telecom Co. Ltd.	3,650	572,197
TOTAL TELECOMMUNICATION SERVICES		712,277
UTILITIES - 1.5%
Electric Utilities - 0.5%
Korea Electric Power Corp.	4,000	82,716
Gas Utilities - 1.0%
Korea Gas Corp.	5,900	179,714
TOTAL UTILITIES		262,430
TOTAL COMMON STOCKS (Cost $12,665,119)		17,338,047
Money Market Funds - 1.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b) (Cost $190,413)	190,413	$ 190,413
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $12,855,532)		17,528,460
NET OTHER ASSETS - (2.9)%		(489,274)
NET ASSETS - 100%		$ 17,039,186
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $11,712,000 of which $10,198,000 and $1,514,000 will expire on October 31, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (cost $12,855,532) - See accompanying schedule		$ 17,528,460
Receivable for investments sold		58,677
Receivable for fund shares sold		4,073
Interest receivable		541
Receivable from investment adviser for expense reductions		12,822
Other affiliated receivables		128
Total assets		17,604,701

Liabilities
Payable to custodian bank	$ 33,906
Payable for investments purchased	83,600
Payable for fund shares redeemed	332,427
Accrued management fee	11,957
Distribution fees payable	5,932
Other affiliated payables	8,039
Other payables and accrued expenses	89,654
Total liabilities		565,515

Net Assets		$ 17,039,186
Net Assets consist of:
Paid in capital		$ 24,123,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,757,434)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,672,640
Net Assets		$ 17,039,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,309,303 ÷ 1,032,142 shares)	$ 11.93

Maximum offering price per share (100/94.25 of $11.93)	$ 12.66
Class T: Net Asset Value and redemption price per share ($1,382,689 ÷ 117,343 shares)	$ 11.78

Maximum offering price per share (100/96.50 of $11.78)	$ 12.21
Class B: Net Asset Value and offering price per share ($2,278,638 ÷ 197,703 shares) A	$ 11.53

Class C: Net Asset Value and offering price per share ($759,120 ÷ 65,815 shares) A	$ 11.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($309,436 ÷ 25,652 shares)	$ 12.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 297,132
Interest		147
		297,279
Less foreign taxes withheld		(49,095)
Total income		248,184

Expenses
Management fee	$ 136,558
Transfer agent fees	64,717
Distribution fees	66,733
Accounting fees and expenses	37,506
Non-interested trustees' compensation	84
Custodian fees and expenses	29,318
Registration fees	63,766
Audit	73,126
Legal	4,624
Miscellaneous	17,328
Total expenses before reductions	493,760
Expense reductions	(138,006)	355,754
Net investment income (loss)		(107,570)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,009,024
Foreign currency transactions	(23,002)
Total net realized gain (loss)		1,986,022
Change in net unrealized appreciation (depreciation) on: Investment securities	(866,529)
Assets and liabilities in foreign currencies	6,977
Total change in net unrealized appreciation (depreciation)		(859,552)
Net gain (loss)		1,126,470
Net increase (decrease) in net assets resulting from operations		$ 1,018,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (107,570)	$ 3,878
Net realized gain (loss)	1,986,022	3,517,635
Change in net unrealized appreciation (depreciation)	(859,552)	(755,932)
Net increase (decrease) in net assets resulting from operations	1,018,900	2,765,581
Share transactions - net increase (decrease)	715,711	(6,380,457)
Redemption fees	10,827	-
Total increase (decrease) in net assets	1,745,438	(3,614,876)

Net Assets
Beginning of period	15,293,748	18,908,624
End of period (including undistributed net investment income of $0 and undistributed net investment income of $2,115, respectively)	$ 17,039,186	$ 15,293,748

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000 H	2000 G, I
Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 9.05	$ 6.70	$ 7.38	$ 8.99	$ 10.78
Income from Investment Operations
Net investment income (loss) E	(.06)	.01	(.11)	- J	(.01)	(.09)
Net realized and unrealized gain (loss)	.91	2.01	2.46	(.69)	(1.62)	(1.97)
Total from investment operations	.85	2.02	2.35	(.69)	(1.63)	(2.06)
Redemption fees added to paid in capital E	.01	-	-	.01	.02	.27
Net asset value, end of period	$ 11.93	$ 11.07	$ 9.05	$ 6.70	$ 7.38	$ 8.99
Total Return B, C, D	7.77%	22.32%	35.07%	(9.21)%	(17.91)%	(16.60)%
Ratios to Average Net Assets F
Expenses before expense reductions	2.76%	2.85%	2.48%	3.31%	2.31% A	1.97%
Expenses net of voluntary waivers, if any	2.00%	2.00%	2.08%	2.10%	2.10% A	1.91%
Expenses net of all reductions	2.00%	2.00%	2.06%	2.08%	2.10% A	1.89%
Net investment income (loss)	(.50)%	.12%	(1.10)%	(.04)%	(1.71)%A	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,309	$ 12,187	$ 11,946	$ 11,747	$ 19,279	$ 25,017
Portfolio turnover rate	77%	127%	60%	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended September 30.

H One month ended October 31.

I Prior to July 3, 2000, the fund operated as a closed-end investment company. Shares of the fund existing at the time of its conversion to an open-ended management company were exchanged for Class A shares.

J Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000 H	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 8.99	$ 6.67	$ 7.37	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.09)	(.01)	(.14)	(.02)	(.01)	(.03)
Net realized and unrealized gain (loss)	.90	1.98	2.46	(.69)	(1.62) I	(3.87) I
Total from investment operations	.81	1.97	2.32	(.71)	(1.63)	(3.90)
Redemption fees added to paid in capital E	.01	-	-	.01	.01 I	.31I
Net asset value, end of period	$ 11.78	$ 10.96	$ 8.99	$ 6.67	$ 7.37	$ 8.99
Total Return B, C, D	7.48%	21.91%	34.78%	(9.50)%	(18.02)%	(28.54)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.54%	3.74%	3.02%	4.22%	2.50%A	2.55% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.33%	2.35%	2.35%A	2.35% A
Expenses net of all reductions	2.25%	2.25%	2.31%	2.33%	2.35%A	2.32% A
Net investment income (loss)	(.75)%	(.13)%	(1.35)%	(.29)%	(1.96)A	(1.16)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,383	$ 1,223	$ 2,718	$ 343	$ 473	$ 108
Portfolio turnover rate	77%	127%	60%	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H One month ended October 31.

I Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000 H	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 8.88	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.14)	(.06)	(.19)	(.05)	(.02)	(.04)
Net realized and unrealized gain (loss)	.88	1.96	2.45	(.69)	(1.62) I	(3.89) I
Total from investment operations	.74	1.90	2.26	(.74)	(1.64)	(3.93)
Redemption fees added to paid in capital E	.01	-	-	- J	.02 I	.33 I
Net asset value, end of period	$ 11.53	$ 10.78	$ 8.88	$ 6.62	$ 7.36	$ 8.98
Total Return B, C, D	6.96%	21.40%	34.14%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.63%	4.08%	3.48%	4.66%	2.96% A	3.03% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.83%	2.85%	2.85% A	2.85% A
Expenses net of all reductions	2.75%	2.75%	2.81%	2.83%	2.85% A	2.83% A
Net investment income (loss)	(1.25)%	(.63)%	(1.85)%	(.79)%	(2.45)% A	(1.67)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,279	$ 1,175	$ 1,313	$ 282	$ 83	$ 80
Portfolio turnover rate	77%	127%	60%	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H One month ended October 31.

I Per share amounts have been reclassified to permit comparison with current year presentation.

J Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000 H	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.79	$ 8.89	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.14)	(.06)	(.19)	(.06)	(.02)	(.04)
Net realized and unrealized gain (loss)	.87	1.96	2.46	(.69)	(1.62) I	(3.89) I
Total from investment operations	.73	1.90	2.27	(.75)	(1.64)	(3.93)
Redemption fees added to paid in capital E	.01	-	-	.01	.02 I	.33 I
Net asset value, end of period	$ 11.53	$ 10.79	$ 8.89	$ 6.62	$ 7.36	$ 8.98
Total Return B, C, D	6.86%	21.37%	34.29%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.63%	3.82%	3.35%	4.41%	2.91% A	3.01% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.83%	2.85%	2.85% A	2.85% A
Expenses net of all reductions	2.75%	2.75%	2.81%	2.83%	2.85% A	2.82% A
Net investment income (loss)	(1.25)%	(.63)%	(1.85)%	(.79)%	(2.46)% A	(1.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 759	$ 531	$ 804	$ 127	$ 82	$ 90
Portfolio turnover rate	77%	127%	60%	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H One month ended October 31.

I Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000 G	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 9.11	$ 6.72	$ 7.39	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) D	(.03)	.04	(.08)	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	.92	2.01	2.47	(.69)	(1.63) H	(3.67) H
Total from investment operations	.89	2.05	2.39	(.68)	(1.64)	(3.68)
Redemption fees added to paid in capital D	.01	-	-	.01	.04 H	.09H
Net asset value, end of period	$ 12.06	$ 11.16	$ 9.11	$ 6.72	$ 7.39	$ 8.99
Total Return B, C	8.06%	22.50%	35.57%	(9.07)%	(17.80)%	(28.54)%
Ratios to Average Net Assets F
Expenses before expense reductions	2.74%	3.11%	2.22%	3.08%	1.77% A	2.54% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.81%	1.85%	1.77% A	1.85% A
Expenses net of all reductions	1.75%	1.75%	1.80%	1.83%	1.77% A	1.84% A
Net investment income (loss)	(.25)%	.38%	(.84)%	.21%	(1.38)% A	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 309	$ 177	$ 2,127	$ 53	$ 59	$ 71
Portfolio turnover rate	77%	127%	60%	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G One month ended October 31.

H Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,151,435
Unrealized depreciation	(523,749)
Net unrealized appreciation (depreciation)	4,627,686
Capital loss carryforward	(11,712,476)
Cost for federal income tax purposes	$ 12,900,774

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $13,407,826 and $12,306,905, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .83% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 29,514	$ 9,007
Class T	.25%	.25%	7,300	-
Class B	.75%	.25%	21,504	16,166
Class C	.75%	.25%	8,415	3,308
			$ 66,733	$ 28,481

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,810
Class T	1,815
Class B*	5,416
Class C*	920
$ 10,961

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 37,439.32
Class T	12,402.85
Class B	9,526.44
Class C	3,788.45
Institutional Class	1,562.55
	$ 64,717

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,374 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 89,455
Class T	2.25%	18,835
Class B	2.75%	18,979
Class C	2.75%	7,477
Institutional Class	1.75%	2,808
		$ 137,554

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $452 for the period.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2004	2003	2004	2003
Class A
Shares sold	243,925	317,514	$ 2,838,470	$ 2,906,744
Shares redeemed	(312,852)	(535,903)	(3,676,474)	(4,813,185)
Net increase (decrease)	(68,927)	(218,389)	$ (838,004)	$ (1,906,441)
Class T
Shares sold	94,135	147,380	$ 1,118,099	$ 1,320,524
Shares redeemed	(88,346)	(338,262)	(1,003,940)	(3,064,555)
Net increase (decrease)	5,789	(190,882)	$ 114,159	$ (1,744,031)
Class B
Shares sold	143,403	79,802	$ 1,688,670	$ 710,423
Shares redeemed	(54,732)	(118,643)	(613,318)	(1,044,873)
Net increase (decrease)	88,671	(38,841)	$ 1,075,352	$ (334,450)
Class C
Shares sold	77,081	226,057	$ 912,390	$ 1,972,745
Shares redeemed	(60,516)	(267,241)	(669,935)	(2,338,950)
Net increase (decrease)	16,565	(41,184)	$ 242,455	$ (366,205)
Institutional Class
Shares sold	62,223	614,424	$ 765,799	$ 5,805,729
Shares redeemed	(52,454)	(832,130)	(644,050)	(7,835,059)
Net increase (decrease)	9,769	(217,706)	$ 121,749	$ (2,029,330)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research
(Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Korea (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Korea. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Korea. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Korea. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Korea. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Korea. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Korea. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Korea. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Korea. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Korea. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Korea. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Korea. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Korea. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Korea. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Korea. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,411.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 3
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	6,141,200.46	70.530
Against	867,597.41	9.964
Abstain	309,796.44	3.558
Broker Non-Votes	1,388,628.74	15.948
TOTAL	8,707,223.05	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	6,111,475.71	70.189
Against	910,898.25	10.461
Abstain	296,220.35	3.402
Broker Non-Votes	1,388,628.74	15.948
TOTAL	8,707,223.05	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AKOR-UANN-1204
1.784758.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Korea
Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Proxy Voting Results	42

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	8.06%	1.64%	-0.97%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Korea Fund - Institutional Class on October 31, 1994. The chart shows how the value of your investment would have changed, and also shows how the Korea Composite Stock Price Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Agus Tandiono, Portfolio Manager of Fidelity® Advisor Korea Fund

Although the Korea Composite Stock Price Index (KOSPI) turned in a decent gain for the period overall, there was considerable volatility during the second half of the period. Concerns about the Chinese government's intention to slow that nation's economy triggered a steep drop in late April and early May, as the KOSPI declined by more than 200 points to roughly 720. Then, when it appeared that the worst fears about the China situation probably would not be realized, the KOSPI began a rally that extended through the end of the period and carried it back to roughly the 835 level. Although the rally wasn't strong enough to bring the index back to the levels it reached prior to the spring decline, the Korean won's appreciation versus the U.S. dollar boosted dollar-denominated returns, enabling the index to post a small positive return for the final six months and a gain for the one-year period overall.

For the 12 months ending October 31, 2004, the fund's Institutional Class shares returned 8.06%, versus 13.34% for the Korea Composite Stock Price Index (KOSPI) and 10.96% for the LipperSM Pacific Region ex Japan Funds Average. I overweighted software and, to a lesser degree, technology hardware, as those stocks are driven more by product cycles and are less subject to overall economic conditions. Nonetheless, those overweightings were a drag on performance relative to the KOSPI during the period. ReignCom Ltd., a maker of MP3 digital music players, was the fund's largest detractor in absolute terms. Wireless handset maker Curitel Communications also struggled, as its profit margins suffered due to industrywide price cuts. On the other hand, I underweighted semiconductors while overweighting financial stocks - both timely decisions. Shinhan Financial Group and Hana Bank were two financial services holdings that aided performance. Both were helped by a domestic economy expected to grow by roughly 5% in 2004, along with a decline in non-performing consumer and business loans.

Notes to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2004, the fund did not have more than 25% of its total assets invested in any one industry.

Michael Gordon became Portfolio Manager of Fidelity Advisor Korea Fund on December 1, 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 955.20	$ 9.83
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class T
Actual	$ 1,000.00	$ 953.80	$ 11.05
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
Class B
Actual	$ 1,000.00	$ 952.10	$ 13.49
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Class C
Actual	$ 1,000.00	$ 951.30	$ 13.49
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Institutional Class
Actual	$ 1,000.00	$ 956.40	$ 8.61
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	2.00%
Class T	2.25%
Class B	2.75%
Class C	2.75%
Institutional Class	1.75%

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Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	16.3	22.2
Shinhan Financial Group Co. Ltd.	6.6	6.0
SK Corp.	6.0	3.2
Kookmin Bank	5.9	8.2
LG Electronics, Inc.	5.1	6.5
Hana Bank	5.1	3.6
Hyundai Motor Co.	4.9	1.5
Shinsegae Co. Ltd.	4.6	3.5
POSCO	3.8	2.7
S-Oil Corp.	3.8	0.0
	62.1
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.7	34.5
Financials	22.1	22.8
Consumer Discretionary	18.0	20.3
Energy	9.8	3.2
Consumer Staples	9.1	2.4
Materials	7.0	3.8
Industrials	5.4	2.4
Telecommunication Services	4.2	7.7
Utilities	1.5	0.4
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 101.8%	Stocks 97.5%
Short-Term Investments and Net Other Assets* (1.8)%	Short-Term Investments and Net Other Assets 2.5%

*Short-term Investments and Net Other Assets are not included in the pie chart.

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Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 101.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 18.0%
Auto Components - 2.2%
Hankook Tire Co. Ltd.	27,420	$ 253,503
Hyundai Mobis	2,490	127,670
		381,173
Automobiles - 8.5%
Hyundai Motor Co.	17,290	838,631
Kia Motors Corp.	65,630	615,556
		1,454,187
Household Durables - 5.7%
Entergisul Co. Ltd. (a)	5,500	93,345
LG Electronics, Inc.	15,410	869,953
		963,298
Media - 0.5%
Cheil Communications, Inc.	640	84,609
Multiline Retail - 1.1%
Hyundai Department Store Co. Ltd.	6,170	179,120
TOTAL CONSUMER DISCRETIONARY		3,062,387
CONSUMER STAPLES - 9.1%
Beverages - 1.6%
Lotte Chilsung Beverage Co. Ltd.	380	261,367
Food & Staples Retailing - 4.6%
Shinsegae Co. Ltd.	2,800	787,852
Food Products - 1.7%
Nong Shim Co. Ltd.	1,396	293,042
Personal Products - 1.2%
AmorePacific Corp.	1,070	209,317
TOTAL CONSUMER STAPLES		1,551,578
ENERGY - 9.8%
Oil & Gas - 9.8%
S-Oil Corp.	12,750	643,479
SK Corp.	19,500	1,018,982
		1,662,461
FINANCIALS - 22.1%
Commercial Banks - 19.0%
Hana Bank	34,820	869,334
Kookmin Bank (a)	29,870	997,890
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Korea Exchange Bank (a)	35,610	$ 236,976
Shinhan Financial Group Co. Ltd.	57,112	1,124,895
		3,229,095
Insurance - 3.1%
Samsung Fire & Marine Insurance Co. Ltd.	9,000	535,418
TOTAL FINANCIALS		3,764,513
INDUSTRIALS - 5.4%
Commercial Services & Supplies - 0.8%
INSUN ENT Co. Ltd.	7,045	126,489
Electrical Equipment - 0.3%
Kumho Electric Co. Ltd.	2,440	55,142
Industrial Conglomerates - 1.5%
LG Corp.	19,500	259,536
Machinery - 2.3%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	6,140	90,496
Hyundai Mipo Dockyard Co. Ltd. (a)	11,110	297,722
		388,218
Marine - 0.5%
Hanjin Shipping Co. Ltd.	4,370	84,121
TOTAL INDUSTRIALS		913,506
INFORMATION TECHNOLOGY - 24.7%
Electronic Equipment & Instruments - 4.4%
Dae Duck Electronics Co. Ltd.	14,420	104,334
INTOPS Co. Ltd.	8,125	113,583
LG.Philips LCD Co. Ltd. ADR	18,800	254,740
Samsung SDI Co. Ltd.	3,000	270,657
		743,314
Internet Software & Services - 1.8%
NHN Corp.	1,700	131,961
YBM Sisa.com, Inc.	14,600	169,540
		301,501
Semiconductors & Semiconductor Equipment - 16.3%
Samsung Electronics Co. Ltd.	7,100	2,787,359
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 2.2%
NCsoft Corp. (a)	4,020	$ 384,225
TOTAL INFORMATION TECHNOLOGY		4,216,399
MATERIALS - 7.0%
Chemicals - 1.5%
Honam Petrochemical Corp.	4,130	161,585
LG Petrochemical Co. Ltd.	4,000	97,186
		258,771
Metals & Mining - 3.8%
POSCO	4,370	653,841
Paper & Forest Products - 1.7%
Hansol Paper Co. Ltd.	30,870	279,884
TOTAL MATERIALS		1,192,496
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 0.8%
Hanaro Telecom, Inc. (a)	10,000	28,629
Lightron Fiber-Optic Devices, Inc.	13,636	111,451
		140,080
Wireless Telecommunication Services - 3.4%
SK Telecom Co. Ltd.	3,650	572,197
TOTAL TELECOMMUNICATION SERVICES		712,277
UTILITIES - 1.5%
Electric Utilities - 0.5%
Korea Electric Power Corp.	4,000	82,716
Gas Utilities - 1.0%
Korea Gas Corp.	5,900	179,714
TOTAL UTILITIES		262,430
TOTAL COMMON STOCKS (Cost $12,665,119)		17,338,047
Money Market Funds - 1.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b) (Cost $190,413)	190,413	$ 190,413
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $12,855,532)		17,528,460
NET OTHER ASSETS - (2.9)%		(489,274)
NET ASSETS - 100%		$ 17,039,186
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $11,712,000 of which $10,198,000 and $1,514,000 will expire on October 31, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (cost $12,855,532) - See accompanying schedule		$ 17,528,460
Receivable for investments sold		58,677
Receivable for fund shares sold		4,073
Interest receivable		541
Receivable from investment adviser for expense reductions		12,822
Other affiliated receivables		128
Total assets		17,604,701

Liabilities
Payable to custodian bank	$ 33,906
Payable for investments purchased	83,600
Payable for fund shares redeemed	332,427
Accrued management fee	11,957
Distribution fees payable	5,932
Other affiliated payables	8,039
Other payables and accrued expenses	89,654
Total liabilities		565,515

Net Assets		$ 17,039,186
Net Assets consist of:
Paid in capital		$ 24,123,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,757,434)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,672,640
Net Assets		$ 17,039,186

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,309,303 ÷ 1,032,142 shares)	$ 11.93

Maximum offering price per share (100/94.25 of $11.93)	$ 12.66
Class T: Net Asset Value and redemption price per share ($1,382,689 ÷ 117,343 shares)	$ 11.78

Maximum offering price per share (100/96.50 of $11.78)	$ 12.21
Class B: Net Asset Value and offering price per share ($2,278,638 ÷ 197,703 shares) A	$ 11.53

Class C: Net Asset Value and offering price per share ($759,120 ÷ 65,815 shares) A	$ 11.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($309,436 ÷ 25,652 shares)	$ 12.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 297,132
Interest		147
		297,279
Less foreign taxes withheld		(49,095)
Total income		248,184

Expenses
Management fee	$ 136,558
Transfer agent fees	64,717
Distribution fees	66,733
Accounting fees and expenses	37,506
Non-interested trustees' compensation	84
Custodian fees and expenses	29,318
Registration fees	63,766
Audit	73,126
Legal	4,624
Miscellaneous	17,328
Total expenses before reductions	493,760
Expense reductions	(138,006)	355,754
Net investment income (loss)		(107,570)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,009,024
Foreign currency transactions	(23,002)
Total net realized gain (loss)		1,986,022
Change in net unrealized appreciation (depreciation) on: Investment securities	(866,529)
Assets and liabilities in foreign currencies	6,977
Total change in net unrealized appreciation (depreciation)		(859,552)
Net gain (loss)		1,126,470
Net increase (decrease) in net assets resulting from operations		$ 1,018,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (107,570)	$ 3,878
Net realized gain (loss)	1,986,022	3,517,635
Change in net unrealized appreciation (depreciation)	(859,552)	(755,932)
Net increase (decrease) in net assets resulting from operations	1,018,900	2,765,581
Share transactions - net increase (decrease)	715,711	(6,380,457)
Redemption fees	10,827	-
Total increase (decrease) in net assets	1,745,438	(3,614,876)

Net Assets
Beginning of period	15,293,748	18,908,624
End of period (including undistributed net investment income of $0 and undistributed net investment income of $2,115, respectively)	$ 17,039,186	$ 15,293,748

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000 H	2000 G, I
Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 9.05	$ 6.70	$ 7.38	$ 8.99	$ 10.78
Income from Investment Operations
Net investment income (loss) E	(.06)	.01	(.11)	- J	(.01)	(.09)
Net realized and unrealized gain (loss)	.91	2.01	2.46	(.69)	(1.62)	(1.97)
Total from investment operations	.85	2.02	2.35	(.69)	(1.63)	(2.06)
Redemption fees added to paid in capital E	.01	-	-	.01	.02	.27
Net asset value, end of period	$ 11.93	$ 11.07	$ 9.05	$ 6.70	$ 7.38	$ 8.99
Total Return B, C, D	7.77%	22.32%	35.07%	(9.21)%	(17.91)%	(16.60)%
Ratios to Average Net Assets F
Expenses before expense reductions	2.76%	2.85%	2.48%	3.31%	2.31% A	1.97%
Expenses net of voluntary waivers, if any	2.00%	2.00%	2.08%	2.10%	2.10% A	1.91%
Expenses net of all reductions	2.00%	2.00%	2.06%	2.08%	2.10% A	1.89%
Net investment income (loss)	(.50)%	.12%	(1.10)%	(.04)%	(1.71)%A	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,309	$ 12,187	$ 11,946	$ 11,747	$ 19,279	$ 25,017
Portfolio turnover rate	77%	127%	60%	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended September 30.

H One month ended October 31.

I Prior to July 3, 2000, the fund operated as a closed-end investment company. Shares of the fund existing at the time of its conversion to an open-ended management company were exchanged for Class A shares.

J Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000 H	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 8.99	$ 6.67	$ 7.37	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.09)	(.01)	(.14)	(.02)	(.01)	(.03)
Net realized and unrealized gain (loss)	.90	1.98	2.46	(.69)	(1.62) I	(3.87) I
Total from investment operations	.81	1.97	2.32	(.71)	(1.63)	(3.90)
Redemption fees added to paid in capital E	.01	-	-	.01	.01 I	.31I
Net asset value, end of period	$ 11.78	$ 10.96	$ 8.99	$ 6.67	$ 7.37	$ 8.99
Total Return B, C, D	7.48%	21.91%	34.78%	(9.50)%	(18.02)%	(28.54)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.54%	3.74%	3.02%	4.22%	2.50%A	2.55% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.33%	2.35%	2.35%A	2.35% A
Expenses net of all reductions	2.25%	2.25%	2.31%	2.33%	2.35%A	2.32% A
Net investment income (loss)	(.75)%	(.13)%	(1.35)%	(.29)%	(1.96)A	(1.16)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,383	$ 1,223	$ 2,718	$ 343	$ 473	$ 108
Portfolio turnover rate	77%	127%	60%	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H One month ended October 31.

I Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000 H	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 8.88	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.14)	(.06)	(.19)	(.05)	(.02)	(.04)
Net realized and unrealized gain (loss)	.88	1.96	2.45	(.69)	(1.62) I	(3.89) I
Total from investment operations	.74	1.90	2.26	(.74)	(1.64)	(3.93)
Redemption fees added to paid in capital E	.01	-	-	- J	.02 I	.33 I
Net asset value, end of period	$ 11.53	$ 10.78	$ 8.88	$ 6.62	$ 7.36	$ 8.98
Total Return B, C, D	6.96%	21.40%	34.14%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.63%	4.08%	3.48%	4.66%	2.96% A	3.03% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.83%	2.85%	2.85% A	2.85% A
Expenses net of all reductions	2.75%	2.75%	2.81%	2.83%	2.85% A	2.83% A
Net investment income (loss)	(1.25)%	(.63)%	(1.85)%	(.79)%	(2.45)% A	(1.67)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,279	$ 1,175	$ 1,313	$ 282	$ 83	$ 80
Portfolio turnover rate	77%	127%	60%	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H One month ended October 31.

I Per share amounts have been reclassified to permit comparison with current year presentation.

J Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000 H	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.79	$ 8.89	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.14)	(.06)	(.19)	(.06)	(.02)	(.04)
Net realized and unrealized gain (loss)	.87	1.96	2.46	(.69)	(1.62) I	(3.89) I
Total from investment operations	.73	1.90	2.27	(.75)	(1.64)	(3.93)
Redemption fees added to paid in capital E	.01	-	-	.01	.02 I	.33 I
Net asset value, end of period	$ 11.53	$ 10.79	$ 8.89	$ 6.62	$ 7.36	$ 8.98
Total Return B, C, D	6.86%	21.37%	34.29%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.63%	3.82%	3.35%	4.41%	2.91% A	3.01% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.83%	2.85%	2.85% A	2.85% A
Expenses net of all reductions	2.75%	2.75%	2.81%	2.83%	2.85% A	2.82% A
Net investment income (loss)	(1.25)%	(.63)%	(1.85)%	(.79)%	(2.46)% A	(1.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 759	$ 531	$ 804	$ 127	$ 82	$ 90
Portfolio turnover rate	77%	127%	60%	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H One month ended October 31.

I Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000 G	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 9.11	$ 6.72	$ 7.39	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) D	(.03)	.04	(.08)	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	.92	2.01	2.47	(.69)	(1.63) H	(3.67) H
Total from investment operations	.89	2.05	2.39	(.68)	(1.64)	(3.68)
Redemption fees added to paid in capital D	.01	-	-	.01	.04 H	.09H
Net asset value, end of period	$ 12.06	$ 11.16	$ 9.11	$ 6.72	$ 7.39	$ 8.99
Total Return B, C	8.06%	22.50%	35.57%	(9.07)%	(17.80)%	(28.54)%
Ratios to Average Net Assets F
Expenses before expense reductions	2.74%	3.11%	2.22%	3.08%	1.77% A	2.54% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.81%	1.85%	1.77% A	1.85% A
Expenses net of all reductions	1.75%	1.75%	1.80%	1.83%	1.77% A	1.84% A
Net investment income (loss)	(.25)%	.38%	(.84)%	.21%	(1.38)% A	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 309	$ 177	$ 2,127	$ 53	$ 59	$ 71
Portfolio turnover rate	77%	127%	60%	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G One month ended October 31.

H Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,151,435
Unrealized depreciation	(523,749)
Net unrealized appreciation (depreciation)	4,627,686
Capital loss carryforward	(11,712,476)
Cost for federal income tax purposes	$ 12,900,774

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $13,407,826 and $12,306,905, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .83% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 29,514	$ 9,007
Class T	.25%	.25%	7,300	-
Class B	.75%	.25%	21,504	16,166
Class C	.75%	.25%	8,415	3,308
			$ 66,733	$ 28,481

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,810
Class T	1,815
Class B*	5,416
Class C*	920
$ 10,961

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 37,439.32
Class T	12,402.85
Class B	9,526.44
Class C	3,788.45
Institutional Class	1,562.55
	$ 64,717

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,374 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 89,455
Class T	2.25%	18,835
Class B	2.75%	18,979
Class C	2.75%	7,477
Institutional Class	1.75%	2,808
		$ 137,554

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $452 for the period.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2004	2003	2004	2003
Class A
Shares sold	243,925	317,514	$ 2,838,470	$ 2,906,744
Shares redeemed	(312,852)	(535,903)	(3,676,474)	(4,813,185)
Net increase (decrease)	(68,927)	(218,389)	$ (838,004)	$ (1,906,441)
Class T
Shares sold	94,135	147,380	$ 1,118,099	$ 1,320,524
Shares redeemed	(88,346)	(338,262)	(1,003,940)	(3,064,555)
Net increase (decrease)	5,789	(190,882)	$ 114,159	$ (1,744,031)
Class B
Shares sold	143,403	79,802	$ 1,688,670	$ 710,423
Shares redeemed	(54,732)	(118,643)	(613,318)	(1,044,873)
Net increase (decrease)	88,671	(38,841)	$ 1,075,352	$ (334,450)
Class C
Shares sold	77,081	226,057	$ 912,390	$ 1,972,745
Shares redeemed	(60,516)	(267,241)	(669,935)	(2,338,950)
Net increase (decrease)	16,565	(41,184)	$ 242,455	$ (366,205)
Institutional Class
Shares sold	62,223	614,424	$ 765,799	$ 5,805,729
Shares redeemed	(52,454)	(832,130)	(644,050)	(7,835,059)
Net increase (decrease)	9,769	(217,706)	$ 121,749	$ (2,029,330)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research
(Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Korea (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Korea. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Korea. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Korea. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Korea. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Korea. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Korea. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Korea. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Korea. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Korea. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Korea. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Korea. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Korea. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Korea. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Korea. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 3
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	6,141,200.46	70.530
Against	867,597.41	9.964
Abstain	309,796.44	3.558
Broker Non-Votes	1,388,628.74	15.948
TOTAL	8,707,223.05	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	6,111,475.71	70.189
Against	910,898.25	10.461
Abstain	296,220.35	3.402
Broker Non-Votes	1,388,628.74	15.948
TOTAL	8,707,223.05	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AKORI-UANN-1204
1.784759.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Leaders

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	38
Distributions	39
Trustees and Officers	40
Proxy Voting Results	50

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	6.34%	7.37%
Class T (incl. 3.50% sales charge)	8.70%	9.02%
Class B (incl. contingent deferred sales charge) B	7.09%	8.52%
Class C (incl. contingent deferred sales charge) C	10.99%	11.26%

A From June 17, 2003.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Leaders Fund - Class T on June 17, 2003, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Russell 1000® Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hogan, Portfolio Manager of Fidelity® Advisor Value Leaders Fund

Stock market turbulence gave investors a bumpy ride during the 12-month period ending October 31, 2004, but nearly all of the popular equity performance measures landed safely in positive territory for the year. The period started well, as the Standard & Poor's 500SM Index (S&P 500®) reeled off four consecutive months of gains from November 2003 through February 2004. An improving domestic economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended downward from there, as oil prices surged to more than $50 per barrel and the Federal Reserve Board enacted three interest rate hikes, raising the fed funds target rate from 1.00% to 1.75%. Meanwhile, job growth fell below expectations and investors seemed to adopt a wait-and-see mode regarding the outcome of the November presidential election. Despite all the obstacles, most equity benchmarks clung to their early gains. The S&P 500 returned 9.42%, the Dow Jones Industrial AverageSM rose 4.46% and the tech-heavy NASDAQ Composite® Index advanced 2.68%.

For the one-year period that ended October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 12.83%, 12.64%, 12.09% and 11.99%, respectively. During the same period, the Russell 1000® Value Index returned 15.45%, while the LipperSM Growth Funds Average returned 5.98%. My positioning in strong-performing Exxon Mobil was the fund's largest detractor versus the index. I did own some of the company - just not enough of it, and that took a big toll on performance relative to the Russell index. Another detractor was Clear Channel Communications, which owns 1,200 radio stations and whose stock declined after its revenues didn't meet expectations. On the positive side, Tyco International was the fund's top contributor on both an absolute and relative basis. The company benefited from its new management team, reduced its gross debt by over $7 billion and generated more cash than had been anticipated. Another key contributor was Nucor Corporation, the largest U.S. steel maker. Its stock continued to rise as the company significantly exceeded consensus earnings estimates due to better-than-expected pricing and continued strong product demand.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,044.60	$ 7.71
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.64
Class T
Actual	$ 1,000.00	$ 1,044.80	$ 8.99
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class B
Actual	$ 1,000.00	$ 1,042.30	$ 11.55
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,041.40	$ 11.55
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
Institutional Class
Actual	$ 1,000.00	$ 1,047.20	$ 6.43
HypotheticalA	$ 1,000.00	$ 1,018.64	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	6.2	1.6
Exxon Mobil Corp.	4.0	3.0
Bank of America Corp.	3.5	2.8
American International Group, Inc.	2.9	2.9
Honeywell International, Inc.	2.4	1.6
SBC Communications, Inc.	2.2	2.0
Tyco International Ltd.	1.8	2.2
Baxter International, Inc.	1.8	0.8
Microsoft Corp.	1.7	1.3
Citigroup, Inc.	1.6	2.3
	28.1
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.8	22.0
Industrials	19.4	14.0
Energy	12.7	12.5
Consumer Discretionary	10.1	14.3
Health Care	8.4	8.0
Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Stocks 98.0%		Stocks 97.9%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	4.1%	** Foreign investments	4.1%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.1%
Amerigon, Inc. (a)	10,000	$ 31,700
Hotels, Restaurants & Leisure - 1.0%
McDonald's Corp.	7,600	221,540
Wendy's International, Inc.	600	20,022
		241,562
Household Durables - 1.3%
Centex Corp.	2,100	109,074
KB Home	1,200	98,700
LG Electronics, Inc.	450	25,404
Sony Corp. sponsored ADR	800	27,880
Techtronic Industries Co. Ltd.	21,000	41,818
		302,876
Leisure Equipment & Products - 0.4%
Brunswick Corp.	500	23,460
Eastman Kodak Co.	1,900	57,532
		80,992
Media - 4.7%
Cablevision Systems Corp. - NY Group Class A (a)	1,500	30,870
Clear Channel Communications, Inc.	1,920	64,128
DreamWorks Animation SKG, Inc. Class A	100	3,905
Emmis Communications Corp. Class A (a)	2,200	41,140
Fox Entertainment Group, Inc. Class A (a)	1,700	50,422
Grupo Televisa SA de CV sponsored ADR	1,300	71,500
Lamar Advertising Co. Class A (a)	1,164	48,213
Liberty Media Corp. Class A (a)	6,000	53,520
News Corp. Ltd. sponsored ADR	1,238	38,923
NTL, Inc. (a)	326	21,682
Omnicom Group, Inc.	400	31,560
Salem Communications Corp. Class A (a)	950	23,750
The DIRECTV Group, Inc. (a)	3,734	62,619
Time Warner, Inc. (a)	5,600	93,184
Univision Communications, Inc. Class A (a)	1,200	37,152
Valassis Communications, Inc. (a)	600	20,628
Viacom, Inc. Class B (non-vtg.)	6,334	231,128
Walt Disney Co.	6,000	151,320
		1,075,644
Multiline Retail - 0.6%
99 Cents Only Stores (a)	2,800	43,148
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
JCPenney Co., Inc.	1,900	$ 65,721
Nordstrom, Inc.	700	30,226
		139,095
Specialty Retail - 1.8%
American Eagle Outfitters, Inc.	1,500	61,320
Blockbuster, Inc.:
Class A	3	20
Class B	3	19
CarMax, Inc. (a)	2,300	60,582
Home Depot, Inc.	3,600	147,888
Sonic Automotive, Inc. Class A (sub. vtg.)	2,100	42,483
The Pep Boys - Manny, Moe & Jack	800	11,376
Toys 'R' Us, Inc. (a)	4,700	84,647
		408,335
Textiles Apparel & Luxury Goods - 0.2%
Deckers Outdoor Corp. (a)	1,300	49,218
TOTAL CONSUMER DISCRETIONARY		2,329,422
CONSUMER STAPLES - 3.4%
Beverages - 0.4%
Efes Breweries International NV unit (a)(b)	800	22,200
PepsiCo, Inc.	1,600	79,328
		101,528
Food & Staples Retailing - 0.5%
Albertsons, Inc.	1,700	38,777
Safeway, Inc. (a)	4,300	78,432
		117,209
Food Products - 0.3%
Bunge Ltd.	800	38,184
McCormick & Co., Inc. (non-vtg.)	400	14,172
Smithfield Foods, Inc. (a)	700	16,961
		69,317
Household Products - 0.3%
Clorox Co.	600	32,760
Procter & Gamble Co.	800	40,944
		73,704
Personal Products - 0.3%
Gillette Co.	1,480	61,390
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - 1.6%
Altria Group, Inc.	7,530	$ 364,904
TOTAL CONSUMER STAPLES		788,052
ENERGY - 12.7%
Energy Equipment & Services - 4.0%
Baker Hughes, Inc.	1,500	64,245
ENSCO International, Inc.	2,910	88,901
GlobalSantaFe Corp.	3,000	88,500
Halliburton Co.	3,700	137,048
National-Oilwell, Inc. (a)	400	13,484
Pride International, Inc. (a)	7,800	144,144
Rowan Companies, Inc. (a)	1,200	30,636
Smith International, Inc. (a)	600	34,848
Transocean, Inc. (a)	3,900	137,475
Varco International, Inc. (a)	3,900	107,952
Weatherford International Ltd. (a)	1,430	74,732
		921,965
Oil & Gas - 8.7%
Apache Corp.	1,600	81,120
BP PLC sponsored ADR	2,000	116,500
Burlington Resources, Inc.	2,900	120,350
ChevronTexaco Corp.	5,400	286,524
ConocoPhillips	1,700	143,327
Encore Acquisition Co. (a)	1,000	32,650
Exxon Mobil Corp.	18,870	928,781
Occidental Petroleum Corp.	2,100	117,243
Premcor, Inc. (a)	1,300	50,752
Quicksilver Resources, Inc. (a)	2,400	75,912
Valero Energy Corp.	1,000	42,970
		1,996,129
TOTAL ENERGY		2,918,094
FINANCIALS - 21.8%
Capital Markets - 3.5%
Bear Stearns Companies, Inc.	1,200	113,700
Calamos Asset Management, Inc. Class A	100	1,950
Lehman Brothers Holdings, Inc.	1,400	115,010
Merrill Lynch & Co., Inc.	5,500	296,670
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	5,200	$ 265,668
TradeStation Group, Inc. (a)	3,100	19,189
		812,187
Commercial Banks - 6.4%
Banco Bradesco SA sponsored ADR	700	42,609
Bank of America Corp.	17,842	799,143
SouthTrust Corp.	3,100	135,067
Texas Capital Bancshares, Inc. (a)	900	17,793
UCBH Holdings, Inc.	500	21,545
Wachovia Corp.	6,800	334,628
Wells Fargo & Co.	1,850	110,482
		1,461,267
Consumer Finance - 0.5%
Capital One Financial Corp.	900	66,384
MBNA Corp.	1,900	48,697
		115,081
Diversified Financial Services - 2.5%
Citigroup, Inc.	8,400	372,708
J.P. Morgan Chase & Co.	5,340	206,124
		578,832
Insurance - 6.0%
ACE Ltd.	4,400	167,464
AFLAC, Inc.	2,300	82,524
AMBAC Financial Group, Inc.	1,110	86,647
American International Group, Inc.	11,140	676,309
Hartford Financial Services Group, Inc.	1,100	64,328
Hilb Rogal & Hobbs Co.	2,200	69,740
MetLife, Inc.	1,700	65,195
Scottish Re Group Ltd.	300	6,750
W.R. Berkley Corp.	2,500	106,850
XL Capital Ltd. Class A	700	50,750
		1,376,557
Real Estate - 1.3%
Apartment Investment & Management Co. Class A	5,300	194,457
General Growth Properties, Inc.	1,800	59,382
General Growth Properties, Inc. warrants 11/9/04 (a)	180	137
iStar Financial, Inc.	700	28,994
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Manufactured Home Communities, Inc.	350	$ 12,072
Spirit Financial Corp. (b)	300	3,000
		298,042
Thrifts & Mortgage Finance - 1.6%
Fannie Mae	860	60,329
Freddie Mac	1,100	73,260
Golden West Financial Corp., Delaware	420	49,106
New York Community Bancorp, Inc.	4,633	85,062
Sovereign Bancorp, Inc.	3,400	73,610
Washington Mutual, Inc.	700	27,097
		368,464
TOTAL FINANCIALS		5,010,430
HEALTH CARE - 8.4%
Biotechnology - 0.7%
Alkermes, Inc. (a)	1,500	18,555
Biogen Idec, Inc. (a)	500	29,080
BioMarin Pharmaceutical, Inc. (a)	3,600	14,868
Genentech, Inc. (a)	700	31,871
MedImmune, Inc. (a)	900	25,578
Millennium Pharmaceuticals, Inc. (a)	1,450	18,821
ONYX Pharmaceuticals, Inc. (a)	500	14,030
		152,803
Health Care Equipment & Supplies - 4.4%
Baxter International, Inc.	13,440	413,414
Dade Behring Holdings, Inc. (a)	1,100	61,919
DJ Orthopedics, Inc. (a)	2,500	42,625
Foxhollow Technologies, Inc.	100	2,058
Guidant Corp.	1,200	79,944
Medtronic, Inc.	2,500	127,775
PerkinElmer, Inc.	3,800	78,052
St. Jude Medical, Inc. (a)	400	30,628
Thermo Electron Corp. (a)	2,000	58,000
Waters Corp. (a)	2,900	119,741
		1,014,156
Health Care Providers & Services - 1.3%
McKesson Corp.	1,300	34,658
PacifiCare Health Systems, Inc. (a)	960	34,195
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Sierra Health Services, Inc. (a)	700	$ 33,404
UnitedHealth Group, Inc.	2,800	202,720
		304,977
Pharmaceuticals - 2.0%
Johnson & Johnson	1,430	83,483
Schering-Plough Corp.	8,340	151,037
Valeant Pharmaceuticals International	1,500	36,000
Wyeth	5,000	198,250
		468,770
TOTAL HEALTH CARE		1,940,706
INDUSTRIALS - 19.4%
Aerospace & Defense - 4.5%
DRS Technologies, Inc. (a)	600	21,732
Honeywell International, Inc.	16,340	550,331
Lockheed Martin Corp.	2,240	123,402
Northrop Grumman Corp.	600	31,050
Orbital Sciences Corp. (a)	2,000	20,700
Precision Castparts Corp.	1,150	69,000
Raytheon Co.	3,000	109,440
The Boeing Co.	1,500	74,850
Triumph Group, Inc. (a)	800	27,488
		1,027,993
Air Freight & Logistics - 0.1%
Expeditors International of Washington, Inc.	400	22,840
Airlines - 0.6%
AirTran Holdings, Inc. (a)	1,500	17,430
Delta Air Lines, Inc. (a)	6,300	34,335
Ryanair Holdings PLC sponsored ADR (a)	200	5,756
Southwest Airlines Co.	4,300	67,811
		125,332
Building Products - 1.2%
Masco Corp.	8,050	275,793
Commercial Services & Supplies - 2.8%
Asset Acceptance Capital Corp.	100	1,823
Avery Dennison Corp.	400	24,336
Career Education Corp. (a)	3,700	116,069
Cendant Corp.	2,500	51,475
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Cintas Corp.	3,800	$ 163,932
On Assignment, Inc. (a)	700	3,514
Resources Connection, Inc. (a)	1,000	41,980
Robert Half International, Inc.	9,300	246,729
		649,858
Construction & Engineering - 0.6%
Chicago Bridge & Iron Co. NV (NY Shares)	1,300	40,235
Fluor Corp.	900	41,796
MasTec, Inc. (a)	8,000	55,280
		137,311
Electrical Equipment - 0.3%
FuelCell Energy, Inc. (a)	3,600	44,406
Rockwell Automation, Inc.	600	25,014
		69,420
Industrial Conglomerates - 8.2%
General Electric Co.	41,730	1,423,829
Siemens AG sponsored ADR	600	44,844
Tyco International Ltd.	13,400	417,410
		1,886,083
Road & Rail - 1.0%
Norfolk Southern Corp.	3,900	132,405
Swift Transportation Co., Inc. (a)	3,100	58,590
Union Pacific Corp.	700	44,079
		235,074
Trading Companies & Distributors - 0.1%
Hughes Supply, Inc.	400	11,364
W.W. Grainger, Inc.	370	21,678
		33,042
TOTAL INDUSTRIALS		4,462,746
INFORMATION TECHNOLOGY - 7.0%
Communications Equipment - 1.2%
Comverse Technology, Inc. (a)	3,300	68,112
Foundry Networks, Inc. (a)	4,500	54,585
Juniper Networks, Inc. (a)	4,400	117,084
Motorola, Inc.	2,000	34,520
		274,301
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.5%
International Business Machines Corp.	910	$ 81,673
Western Digital Corp. (a)	5,500	45,815
		127,488
Electronic Equipment & Instruments - 0.7%
Amphenol Corp. Class A (a)	1,000	34,330
Flextronics International Ltd. (a)	3,000	36,150
Molex, Inc.	300	8,871
National Instruments Corp.	1,050	28,907
Symbol Technologies, Inc.	2,900	42,601
		150,859
Internet Software & Services - 0.4%
Yahoo!, Inc. (a)	2,300	83,237
IT Services - 0.5%
Affiliated Computer Services, Inc. Class A (a)	2,090	114,010
Sapient Corp. (a)	1,700	13,685
		127,695
Office Electronics - 0.2%
Xerox Corp. (a)	2,600	38,402
Semiconductors & Semiconductor Equipment - 1.6%
Analog Devices, Inc.	2,600	104,676
Cabot Microelectronics Corp. (a)	1,900	68,457
Freescale Semiconductor, Inc. Class A	2,500	38,850
KLA-Tencor Corp. (a)	1,300	59,189
Lam Research Corp. (a)	1,200	31,236
PMC-Sierra, Inc. (a)	1,300	13,338
Samsung Electronics Co. Ltd.	128	50,251
		365,997
Software - 1.9%
BEA Systems, Inc. (a)	3,169	25,732
Microsoft Corp.	14,160	396,338
PalmSource, Inc. (a)	900	20,178
		442,248
TOTAL INFORMATION TECHNOLOGY		1,610,227
MATERIALS - 7.4%
Chemicals - 4.4%
Dow Chemical Co.	6,300	283,122
E.I. du Pont de Nemours & Co.	4,500	192,915
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Lubrizol Corp.	1,000	$ 34,730
Lyondell Chemical Co.	10,000	229,800
Millennium Chemicals, Inc. (a)	4,400	94,512
Monsanto Co.	2,300	98,325
Olin Corp.	2,900	54,230
Westlake Chemical Corp.	900	20,763
		1,008,397
Containers & Packaging - 1.2%
Crown Holdings, Inc. (a)	2,000	22,700
Owens-Illinois, Inc. (a)	4,512	83,607
Packaging Corp. of America	3,300	72,369
Smurfit-Stone Container Corp. (a)	5,800	100,688
		279,364
Metals & Mining - 1.8%
Alcoa, Inc.	4,000	130,000
Companhia Vale do Rio Doce sponsored ADR	1,400	29,624
Freeport-McMoRan Copper & Gold, Inc. Class B	1,100	39,842
International Steel Group, Inc.	1,200	44,316
Massey Energy Co.	1,100	29,623
Metals USA, Inc. (a)	100	1,706
Newmont Mining Corp.	750	35,640
Nucor Corp.	1,300	54,899
Phelps Dodge Corp.	600	52,524
		418,174
TOTAL MATERIALS		1,705,935
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 4.1%
Citizens Communications Co.	1,000	13,400
Covad Communications Group, Inc. (a)	36,700	55,050
SBC Communications, Inc.	20,150	508,989
Telewest Global, Inc. (a)	3,600	44,280
Verizon Communications, Inc.	8,100	316,710
		938,429
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	4,400	75,636
Leap Wireless International, Inc. (a)	500	10,075
Nextel Communications, Inc. Class A (a)	1,300	34,437
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Partners, Inc. Class A (a)	3,500	$ 58,940
Turkcell Iletisim Hizmet AS sponsored ADR	3,000	45,900
		224,988
TOTAL TELECOMMUNICATION SERVICES		1,163,417
UTILITIES - 2.7%
Electric Utilities - 2.2%
Entergy Corp.	2,700	176,472
FirstEnergy Corp.	1,800	74,394
PG&E Corp. (a)	2,600	83,304
PPL Corp.	1,000	52,000
Southern Co.	800	25,272
TXU Corp.	1,000	61,220
Westar Energy, Inc.	1,500	31,425
		504,087
Multi-Utilities & Unregulated Power - 0.5%
AES Corp. (a)	4,800	52,320
CMS Energy Corp. (a)	3,700	34,632
Public Service Enterprise Group, Inc.	400	17,036
		103,988
TOTAL UTILITIES		608,075
TOTAL COMMON STOCKS (Cost $21,368,077)		22,537,104
Cash Equivalents - 2.3%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.8%, dated 10/29/04 due 11/1/04) (Cost $518,000)	$ 518,078	$ 518,000
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $21,886,077)		23,055,104
NET OTHER ASSETS - (0.3)%		(57,750)
NET ASSETS - 100%		$ 22,997,354
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,200 or 0.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $518,000) (cost $21,886,077) - See accompanying schedule		$ 23,055,104
Cash		1,156
Receivable for investments sold		356,589
Receivable for fund shares sold		37,535
Dividends receivable		25,156
Receivable from investment adviser for expense reductions		19,471
Other receivables		1,796
Total assets		23,496,807

Liabilities
Payable for investments purchased	$ 439,741
Payable for fund shares redeemed	17
Accrued management fee	10,807
Distribution fees payable	9,788
Other affiliated payables	6,743
Other payables and accrued expenses	32,357
Total liabilities		499,453

Net Assets		$ 22,997,354
Net Assets consist of:
Paid in capital		$ 21,865,751
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,425)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,169,028
Net Assets		$ 22,997,354

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,000,319 ÷ 341,842 shares)	$ 11.70

Maximum offering price per share (100/94.25 of $11.70)	$ 12.41
Class T: Net Asset Value and redemption price per share ($13,340,218 ÷ 1,143,602 shares)	$ 11.67

Maximum offering price per share (100/96.50 of $11.67)	$ 12.09
Class B: Net Asset Value and offering price per share ($2,559,688 ÷ 220,920 shares) A	$ 11.59

Class C: Net Asset Value and offering price per share ($1,815,267 ÷ 156,715 shares) A	$ 11.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,281,862 ÷ 109,132 shares)	$ 11.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 147,674
Interest		4,096
Total income		151,770

Expenses
Management fee	$ 55,177
Transfer agent fees	22,576
Distribution fees	51,699
Accounting fees and expenses	37,502
Non-interested trustees' compensation	43
Custodian fees and expenses	27,844
Registration fees	124,820
Audit	24,709
Legal	4,566
Miscellaneous	3,084
Total expenses before reductions	352,020
Expense reductions	(183,202)	168,818
Net investment income (loss)		(17,048)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,728)
Foreign currency transactions	(51)
Total net realized gain (loss)		(3,779)
Change in net unrealized appreciation (depreciation) on: Investment securities	939,929
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		939,930
Net gain (loss)		936,151
Net increase (decrease) in net assets resulting from operations		$ 919,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	June 17, 2003 (commencement of operations) to October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (17,048)	$ (7,024)
Net realized gain (loss)	(3,779)	(11,548)
Change in net unrealized appreciation (depreciation)	939,930	229,098
Net increase (decrease) in net assets resulting from operations	919,103	210,526
Share transactions - net increase (decrease)	16,177,102	5,690,623
Total increase (decrease) in net assets	17,096,205	5,901,149

Net Assets
Beginning of period	5,901,149	-
End of period (including undistributed net investment income of $0 and $0, respectively)	$ 22,997,354	$ 5,901,149

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	- H
Net realized and unrealized gain (loss)	1.32	.37
Total from investment operations	1.33	.37
Net asset value, end of period	$ 11.70	$ 10.37
Total Return B, C, D	12.83%	3.70%
Ratios to Average Net Assets G
Expenses before expense reductions	3.39%	5.52% A
Expenses net of voluntary waivers, if any	1.50%	1.75% A
Expenses net of all reductions	1.47%	1.73% A
Net investment income (loss)	.11%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,000	$ 1,123
Portfolio turnover rate	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.01)
Net realized and unrealized gain (loss)	1.33	.37
Total from investment operations	1.31	.36
Net asset value, end of period	$ 11.67	$ 10.36
Total Return B, C, D	12.64%	3.60%
Ratios to Average Net Assets G
Expenses before expense reductions	3.30%	5.77% A
Expenses net of voluntary waivers, if any	1.75%	2.00% A
Expenses net of all reductions	1.72%	1.98% A
Net investment income (loss)	(.14)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,340	$ 1,546
Portfolio turnover rate	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.03)
Net realized and unrealized gain (loss)	1.32	.37
Total from investment operations	1.25	.34
Net asset value, end of period	$ 11.59	$ 10.34
Total Return B, C, D	12.09%	3.40%
Ratios to Average Net Assets G
Expenses before expense reductions	4.33%	6.24% A
Expenses net of voluntary waivers, if any	2.25%	2.50% A
Expenses net of all reductions	2.22%	2.48% A
Net investment income (loss)	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,560	$ 1,125
Portfolio turnover rate	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.03)
Net realized and unrealized gain (loss)	1.31	.37
Total from investment operations	1.24	.34
Net asset value, end of period	$ 11.58	$ 10.34
Total Return B, C, D	11.99%	3.40%
Ratios to Average Net Assets G
Expenses before expense reductions	4.39%	6.24% A
Expenses net of voluntary waivers, if any	2.25%	2.50% A
Expenses net of all reductions	2.22%	2.48% A
Net investment income (loss)	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,815	$ 1,069
Portfolio turnover rate	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	.01
Net realized and unrealized gain (loss)	1.33	.37
Total from investment operations	1.37	.38
Net asset value, end of period	$ 11.75	$ 10.38
Total Return B, C	13.20%	3.80%
Ratios to Average Net Assets F
Expenses before expense reductions	3.41%	5.27% A
Expenses net of voluntary waivers, if any	1.25%	1.50% A
Expenses net of all reductions	1.22%	1.48% A
Net investment income (loss)	.36%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,282	$ 1,038
Portfolio turnover rate	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 17, 2003 (commencement of operations) to October 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Value Leaders Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,494,668
Unrealized depreciation	(392,823)
Net unrealized appreciation (depreciation)	1,101,845
Undistributed ordinary income	579
Undistributed long-term capital gain	23,122

Cost for federal income tax purposes	$ 21,953,259

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $26,562,627 and $10,929,484, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 5,251	$ 2,810
Class T	.25%	.25%	16,972	5,529
Class B	.75%	.25%	15,651	14,531
Class C	.75%	.25%	13,825	12,898
			$ 51,699	$ 35,768

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,221
Class T	1,700
Class B*	1,037
Class C*	12
$ 7,970

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 5,224.25
Class T	8,748.26
Class B	3,937.25
Class C	3,042.22
Institutional Class	1,625.14
	$ 22,576

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,583 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Effective November 1, 2003, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 39,886
Class T	1.75%	52,887
Class B	2.25%	32,640
Class C	2.25%	29,607
Institutional Class	1.25%	24,824
		$ 179,844

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,358 for the period.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 25% of the total outstanding shares of the fund and one otherwise unaffiliated shareholder was the owner of record of 54% of the total outstanding shares of the fund.

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003 A	2004	2003 A
Class A
Shares sold	238,269	108,230	$ 2,746,499	$ 1,082,566
Shares redeemed	(4,657)	-	(52,873)	-
Net increase (decrease)	233,612	108,230	$ 2,693,626	$ 1,082,566
Class T
Shares sold	1,030,154	150,758	$ 11,903,301	$ 1,501,803
Shares redeemed	(35,709)	(1,601)	(410,022)	(15,902)
Net increase (decrease)	994,445	149,157	$ 11,493,279	$ 1,485,901
Class B
Shares sold	122,344	108,790	$ 1,393,395	$ 1,088,261
Shares redeemed	(10,214)	-	(114,565)	-
Net increase (decrease)	112,130	108,790	$ 1,278,830	$ 1,088,261
Class C
Shares sold	59,183	103,373	$ 669,159	$ 1,033,885
Shares redeemed	(5,841)	-	(64,678)	-
Net increase (decrease)	53,342	103,373	$ 604,481	$ 1,033,885
Institutional Class
Shares sold	9,131	100,001	$ 106,886	$ 1,000,010
Net increase (decrease)	9,131	100,001	$ 106,886	$ 1,000,010

A For the period June 17, 2003 (commencement of operations) to October 31, 2003.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/6/04	12/3/04	$0.035	$0.01
Class T	12/6/04	12/3/04	$0.03	$0.01
Class B	12/6/04	12/3/04	$0.02	$0.01
Class C	12/6/04	12/3/04	$0.02	$0.01

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Value Leaders (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2003

Vice President of Advisor Value Leaders. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (55)

Year of Election or Appointment: 2003

Secretary of Advisor Value Leaders. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Value Leaders. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Value Leaders. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2003

Chief Financial Officer of Advisor Value Leaders. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Leaders. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value Leaders. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value Leaders. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value Leaders. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Leaders. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Value Leaders. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value Leaders. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

ALVF-UANN-1204
1.793576.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Leaders

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	37
Distributions	38
Trustees and Officers	39
Proxy Voting Results	49

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Life of fund A
Institutional Class	13.20%	12.44%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Leaders Fund - Institutional Class on June 17, 2003, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Russell 1000® Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hogan, Portfolio Manager of Fidelity® Advisor Value Leaders Fund

Stock market turbulence gave investors a bumpy ride during the 12-month period ending October 31, 2004, but nearly all of the popular equity performance measures landed safely in positive territory for the year. The period started well, as the Standard & Poor's 500SM Index (S&P 500®) reeled off four consecutive months of gains from November 2003 through February 2004. An improving domestic economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended downward from there, as oil prices surged to more than $50 per barrel and the Federal Reserve Board enacted three interest rate hikes, raising the fed funds target rate from 1.00% to 1.75%. Meanwhile, job growth fell below expectations and investors seemed to adopt a wait-and-see mode regarding the outcome of the November presidential election. Despite all the obstacles, most equity benchmarks clung to their early gains. The S&P 500 returned 9.42%, the Dow Jones Industrial AverageSM rose 4.46% and the tech-heavy NASDAQ Composite® Index advanced 2.68%.

For the one-year period that ended October 31, 2004, the fund's Institutional Class shares gained 13.20%. During the same period, the Russell 1000® Value Index returned 15.45%, while the LipperSM Growth Funds Average returned 5.98%. My positioning in stronger performing Exxon Mobil was the fund's largest detractor versus the index. I did own some of the company - just not enough of it, and that took a big toll on performance relative to the Russell index. Another detractor was Clear Channel Communications, which owns 1,200 radio stations and whose stock declined after its revenues didn't meet expectations. On the positive side, Tyco International was the fund's top contributor on both an absolute and relative basis. The company benefited from its new management team, reduced its gross debt by over $7 billion and generated more cash than had been anticipated. Another key contributor on both an absolute and relative basis was Nucor Corporation, the largest U.S. steel maker. Its stock continued to rise as the company significantly exceeded consensus earnings estimates due to better-than-expected pricing and continued strong product demand.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,044.60	$ 7.71
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.64
Class T
Actual	$ 1,000.00	$ 1,044.80	$ 8.99
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class B
Actual	$ 1,000.00	$ 1,042.30	$ 11.55
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,041.40	$ 11.55
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
Institutional Class
Actual	$ 1,000.00	$ 1,047.20	$ 6.43
HypotheticalA	$ 1,000.00	$ 1,018.64	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	6.2	1.6
Exxon Mobil Corp.	4.0	3.0
Bank of America Corp.	3.5	2.8
American International Group, Inc.	2.9	2.9
Honeywell International, Inc.	2.4	1.6
SBC Communications, Inc.	2.2	2.0
Tyco International Ltd.	1.8	2.2
Baxter International, Inc.	1.8	0.8
Microsoft Corp.	1.7	1.3
Citigroup, Inc.	1.6	2.3
	28.1
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.8	22.0
Industrials	19.4	14.0
Energy	12.7	12.5
Consumer Discretionary	10.1	14.3
Health Care	8.4	8.0
Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Stocks 98.0%		Stocks 97.9%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	4.1%	** Foreign investments	4.1%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.1%
Amerigon, Inc. (a)	10,000	$ 31,700
Hotels, Restaurants & Leisure - 1.0%
McDonald's Corp.	7,600	221,540
Wendy's International, Inc.	600	20,022
		241,562
Household Durables - 1.3%
Centex Corp.	2,100	109,074
KB Home	1,200	98,700
LG Electronics, Inc.	450	25,404
Sony Corp. sponsored ADR	800	27,880
Techtronic Industries Co. Ltd.	21,000	41,818
		302,876
Leisure Equipment & Products - 0.4%
Brunswick Corp.	500	23,460
Eastman Kodak Co.	1,900	57,532
		80,992
Media - 4.7%
Cablevision Systems Corp. - NY Group Class A (a)	1,500	30,870
Clear Channel Communications, Inc.	1,920	64,128
DreamWorks Animation SKG, Inc. Class A	100	3,905
Emmis Communications Corp. Class A (a)	2,200	41,140
Fox Entertainment Group, Inc. Class A (a)	1,700	50,422
Grupo Televisa SA de CV sponsored ADR	1,300	71,500
Lamar Advertising Co. Class A (a)	1,164	48,213
Liberty Media Corp. Class A (a)	6,000	53,520
News Corp. Ltd. sponsored ADR	1,238	38,923
NTL, Inc. (a)	326	21,682
Omnicom Group, Inc.	400	31,560
Salem Communications Corp. Class A (a)	950	23,750
The DIRECTV Group, Inc. (a)	3,734	62,619
Time Warner, Inc. (a)	5,600	93,184
Univision Communications, Inc. Class A (a)	1,200	37,152
Valassis Communications, Inc. (a)	600	20,628
Viacom, Inc. Class B (non-vtg.)	6,334	231,128
Walt Disney Co.	6,000	151,320
		1,075,644
Multiline Retail - 0.6%
99 Cents Only Stores (a)	2,800	43,148
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
JCPenney Co., Inc.	1,900	$ 65,721
Nordstrom, Inc.	700	30,226
		139,095
Specialty Retail - 1.8%
American Eagle Outfitters, Inc.	1,500	61,320
Blockbuster, Inc.:
Class A	3	20
Class B	3	19
CarMax, Inc. (a)	2,300	60,582
Home Depot, Inc.	3,600	147,888
Sonic Automotive, Inc. Class A (sub. vtg.)	2,100	42,483
The Pep Boys - Manny, Moe & Jack	800	11,376
Toys 'R' Us, Inc. (a)	4,700	84,647
		408,335
Textiles Apparel & Luxury Goods - 0.2%
Deckers Outdoor Corp. (a)	1,300	49,218
TOTAL CONSUMER DISCRETIONARY		2,329,422
CONSUMER STAPLES - 3.4%
Beverages - 0.4%
Efes Breweries International NV unit (a)(b)	800	22,200
PepsiCo, Inc.	1,600	79,328
		101,528
Food & Staples Retailing - 0.5%
Albertsons, Inc.	1,700	38,777
Safeway, Inc. (a)	4,300	78,432
		117,209
Food Products - 0.3%
Bunge Ltd.	800	38,184
McCormick & Co., Inc. (non-vtg.)	400	14,172
Smithfield Foods, Inc. (a)	700	16,961
		69,317
Household Products - 0.3%
Clorox Co.	600	32,760
Procter & Gamble Co.	800	40,944
		73,704
Personal Products - 0.3%
Gillette Co.	1,480	61,390
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - 1.6%
Altria Group, Inc.	7,530	$ 364,904
TOTAL CONSUMER STAPLES		788,052
ENERGY - 12.7%
Energy Equipment & Services - 4.0%
Baker Hughes, Inc.	1,500	64,245
ENSCO International, Inc.	2,910	88,901
GlobalSantaFe Corp.	3,000	88,500
Halliburton Co.	3,700	137,048
National-Oilwell, Inc. (a)	400	13,484
Pride International, Inc. (a)	7,800	144,144
Rowan Companies, Inc. (a)	1,200	30,636
Smith International, Inc. (a)	600	34,848
Transocean, Inc. (a)	3,900	137,475
Varco International, Inc. (a)	3,900	107,952
Weatherford International Ltd. (a)	1,430	74,732
		921,965
Oil & Gas - 8.7%
Apache Corp.	1,600	81,120
BP PLC sponsored ADR	2,000	116,500
Burlington Resources, Inc.	2,900	120,350
ChevronTexaco Corp.	5,400	286,524
ConocoPhillips	1,700	143,327
Encore Acquisition Co. (a)	1,000	32,650
Exxon Mobil Corp.	18,870	928,781
Occidental Petroleum Corp.	2,100	117,243
Premcor, Inc. (a)	1,300	50,752
Quicksilver Resources, Inc. (a)	2,400	75,912
Valero Energy Corp.	1,000	42,970
		1,996,129
TOTAL ENERGY		2,918,094
FINANCIALS - 21.8%
Capital Markets - 3.5%
Bear Stearns Companies, Inc.	1,200	113,700
Calamos Asset Management, Inc. Class A	100	1,950
Lehman Brothers Holdings, Inc.	1,400	115,010
Merrill Lynch & Co., Inc.	5,500	296,670
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	5,200	$ 265,668
TradeStation Group, Inc. (a)	3,100	19,189
		812,187
Commercial Banks - 6.4%
Banco Bradesco SA sponsored ADR	700	42,609
Bank of America Corp.	17,842	799,143
SouthTrust Corp.	3,100	135,067
Texas Capital Bancshares, Inc. (a)	900	17,793
UCBH Holdings, Inc.	500	21,545
Wachovia Corp.	6,800	334,628
Wells Fargo & Co.	1,850	110,482
		1,461,267
Consumer Finance - 0.5%
Capital One Financial Corp.	900	66,384
MBNA Corp.	1,900	48,697
		115,081
Diversified Financial Services - 2.5%
Citigroup, Inc.	8,400	372,708
J.P. Morgan Chase & Co.	5,340	206,124
		578,832
Insurance - 6.0%
ACE Ltd.	4,400	167,464
AFLAC, Inc.	2,300	82,524
AMBAC Financial Group, Inc.	1,110	86,647
American International Group, Inc.	11,140	676,309
Hartford Financial Services Group, Inc.	1,100	64,328
Hilb Rogal & Hobbs Co.	2,200	69,740
MetLife, Inc.	1,700	65,195
Scottish Re Group Ltd.	300	6,750
W.R. Berkley Corp.	2,500	106,850
XL Capital Ltd. Class A	700	50,750
		1,376,557
Real Estate - 1.3%
Apartment Investment & Management Co. Class A	5,300	194,457
General Growth Properties, Inc.	1,800	59,382
General Growth Properties, Inc. warrants 11/9/04 (a)	180	137
iStar Financial, Inc.	700	28,994
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Manufactured Home Communities, Inc.	350	$ 12,072
Spirit Financial Corp. (b)	300	3,000
		298,042
Thrifts & Mortgage Finance - 1.6%
Fannie Mae	860	60,329
Freddie Mac	1,100	73,260
Golden West Financial Corp., Delaware	420	49,106
New York Community Bancorp, Inc.	4,633	85,062
Sovereign Bancorp, Inc.	3,400	73,610
Washington Mutual, Inc.	700	27,097
		368,464
TOTAL FINANCIALS		5,010,430
HEALTH CARE - 8.4%
Biotechnology - 0.7%
Alkermes, Inc. (a)	1,500	18,555
Biogen Idec, Inc. (a)	500	29,080
BioMarin Pharmaceutical, Inc. (a)	3,600	14,868
Genentech, Inc. (a)	700	31,871
MedImmune, Inc. (a)	900	25,578
Millennium Pharmaceuticals, Inc. (a)	1,450	18,821
ONYX Pharmaceuticals, Inc. (a)	500	14,030
		152,803
Health Care Equipment & Supplies - 4.4%
Baxter International, Inc.	13,440	413,414
Dade Behring Holdings, Inc. (a)	1,100	61,919
DJ Orthopedics, Inc. (a)	2,500	42,625
Foxhollow Technologies, Inc.	100	2,058
Guidant Corp.	1,200	79,944
Medtronic, Inc.	2,500	127,775
PerkinElmer, Inc.	3,800	78,052
St. Jude Medical, Inc. (a)	400	30,628
Thermo Electron Corp. (a)	2,000	58,000
Waters Corp. (a)	2,900	119,741
		1,014,156
Health Care Providers & Services - 1.3%
McKesson Corp.	1,300	34,658
PacifiCare Health Systems, Inc. (a)	960	34,195
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Sierra Health Services, Inc. (a)	700	$ 33,404
UnitedHealth Group, Inc.	2,800	202,720
		304,977
Pharmaceuticals - 2.0%
Johnson & Johnson	1,430	83,483
Schering-Plough Corp.	8,340	151,037
Valeant Pharmaceuticals International	1,500	36,000
Wyeth	5,000	198,250
		468,770
TOTAL HEALTH CARE		1,940,706
INDUSTRIALS - 19.4%
Aerospace & Defense - 4.5%
DRS Technologies, Inc. (a)	600	21,732
Honeywell International, Inc.	16,340	550,331
Lockheed Martin Corp.	2,240	123,402
Northrop Grumman Corp.	600	31,050
Orbital Sciences Corp. (a)	2,000	20,700
Precision Castparts Corp.	1,150	69,000
Raytheon Co.	3,000	109,440
The Boeing Co.	1,500	74,850
Triumph Group, Inc. (a)	800	27,488
		1,027,993
Air Freight & Logistics - 0.1%
Expeditors International of Washington, Inc.	400	22,840
Airlines - 0.6%
AirTran Holdings, Inc. (a)	1,500	17,430
Delta Air Lines, Inc. (a)	6,300	34,335
Ryanair Holdings PLC sponsored ADR (a)	200	5,756
Southwest Airlines Co.	4,300	67,811
		125,332
Building Products - 1.2%
Masco Corp.	8,050	275,793
Commercial Services & Supplies - 2.8%
Asset Acceptance Capital Corp.	100	1,823
Avery Dennison Corp.	400	24,336
Career Education Corp. (a)	3,700	116,069
Cendant Corp.	2,500	51,475
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Cintas Corp.	3,800	$ 163,932
On Assignment, Inc. (a)	700	3,514
Resources Connection, Inc. (a)	1,000	41,980
Robert Half International, Inc.	9,300	246,729
		649,858
Construction & Engineering - 0.6%
Chicago Bridge & Iron Co. NV (NY Shares)	1,300	40,235
Fluor Corp.	900	41,796
MasTec, Inc. (a)	8,000	55,280
		137,311
Electrical Equipment - 0.3%
FuelCell Energy, Inc. (a)	3,600	44,406
Rockwell Automation, Inc.	600	25,014
		69,420
Industrial Conglomerates - 8.2%
General Electric Co.	41,730	1,423,829
Siemens AG sponsored ADR	600	44,844
Tyco International Ltd.	13,400	417,410
		1,886,083
Road & Rail - 1.0%
Norfolk Southern Corp.	3,900	132,405
Swift Transportation Co., Inc. (a)	3,100	58,590
Union Pacific Corp.	700	44,079
		235,074
Trading Companies & Distributors - 0.1%
Hughes Supply, Inc.	400	11,364
W.W. Grainger, Inc.	370	21,678
		33,042
TOTAL INDUSTRIALS		4,462,746
INFORMATION TECHNOLOGY - 7.0%
Communications Equipment - 1.2%
Comverse Technology, Inc. (a)	3,300	68,112
Foundry Networks, Inc. (a)	4,500	54,585
Juniper Networks, Inc. (a)	4,400	117,084
Motorola, Inc.	2,000	34,520
		274,301
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.5%
International Business Machines Corp.	910	$ 81,673
Western Digital Corp. (a)	5,500	45,815
		127,488
Electronic Equipment & Instruments - 0.7%
Amphenol Corp. Class A (a)	1,000	34,330
Flextronics International Ltd. (a)	3,000	36,150
Molex, Inc.	300	8,871
National Instruments Corp.	1,050	28,907
Symbol Technologies, Inc.	2,900	42,601
		150,859
Internet Software & Services - 0.4%
Yahoo!, Inc. (a)	2,300	83,237
IT Services - 0.5%
Affiliated Computer Services, Inc. Class A (a)	2,090	114,010
Sapient Corp. (a)	1,700	13,685
		127,695
Office Electronics - 0.2%
Xerox Corp. (a)	2,600	38,402
Semiconductors & Semiconductor Equipment - 1.6%
Analog Devices, Inc.	2,600	104,676
Cabot Microelectronics Corp. (a)	1,900	68,457
Freescale Semiconductor, Inc. Class A	2,500	38,850
KLA-Tencor Corp. (a)	1,300	59,189
Lam Research Corp. (a)	1,200	31,236
PMC-Sierra, Inc. (a)	1,300	13,338
Samsung Electronics Co. Ltd.	128	50,251
		365,997
Software - 1.9%
BEA Systems, Inc. (a)	3,169	25,732
Microsoft Corp.	14,160	396,338
PalmSource, Inc. (a)	900	20,178
		442,248
TOTAL INFORMATION TECHNOLOGY		1,610,227
MATERIALS - 7.4%
Chemicals - 4.4%
Dow Chemical Co.	6,300	283,122
E.I. du Pont de Nemours & Co.	4,500	192,915
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Lubrizol Corp.	1,000	$ 34,730
Lyondell Chemical Co.	10,000	229,800
Millennium Chemicals, Inc. (a)	4,400	94,512
Monsanto Co.	2,300	98,325
Olin Corp.	2,900	54,230
Westlake Chemical Corp.	900	20,763
		1,008,397
Containers & Packaging - 1.2%
Crown Holdings, Inc. (a)	2,000	22,700
Owens-Illinois, Inc. (a)	4,512	83,607
Packaging Corp. of America	3,300	72,369
Smurfit-Stone Container Corp. (a)	5,800	100,688
		279,364
Metals & Mining - 1.8%
Alcoa, Inc.	4,000	130,000
Companhia Vale do Rio Doce sponsored ADR	1,400	29,624
Freeport-McMoRan Copper & Gold, Inc. Class B	1,100	39,842
International Steel Group, Inc.	1,200	44,316
Massey Energy Co.	1,100	29,623
Metals USA, Inc. (a)	100	1,706
Newmont Mining Corp.	750	35,640
Nucor Corp.	1,300	54,899
Phelps Dodge Corp.	600	52,524
		418,174
TOTAL MATERIALS		1,705,935
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 4.1%
Citizens Communications Co.	1,000	13,400
Covad Communications Group, Inc. (a)	36,700	55,050
SBC Communications, Inc.	20,150	508,989
Telewest Global, Inc. (a)	3,600	44,280
Verizon Communications, Inc.	8,100	316,710
		938,429
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	4,400	75,636
Leap Wireless International, Inc. (a)	500	10,075
Nextel Communications, Inc. Class A (a)	1,300	34,437
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Partners, Inc. Class A (a)	3,500	$ 58,940
Turkcell Iletisim Hizmet AS sponsored ADR	3,000	45,900
		224,988
TOTAL TELECOMMUNICATION SERVICES		1,163,417
UTILITIES - 2.7%
Electric Utilities - 2.2%
Entergy Corp.	2,700	176,472
FirstEnergy Corp.	1,800	74,394
PG&E Corp. (a)	2,600	83,304
PPL Corp.	1,000	52,000
Southern Co.	800	25,272
TXU Corp.	1,000	61,220
Westar Energy, Inc.	1,500	31,425
		504,087
Multi-Utilities & Unregulated Power - 0.5%
AES Corp. (a)	4,800	52,320
CMS Energy Corp. (a)	3,700	34,632
Public Service Enterprise Group, Inc.	400	17,036
		103,988
TOTAL UTILITIES		608,075
TOTAL COMMON STOCKS (Cost $21,368,077)		22,537,104
Cash Equivalents - 2.3%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.8%, dated 10/29/04 due 11/1/04) (Cost $518,000)	$ 518,078	$ 518,000
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $21,886,077)		23,055,104
NET OTHER ASSETS - (0.3)%		(57,750)
NET ASSETS - 100%		$ 22,997,354
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,200 or 0.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $518,000) (cost $21,886,077) - See accompanying schedule		$ 23,055,104
Cash		1,156
Receivable for investments sold		356,589
Receivable for fund shares sold		37,535
Dividends receivable		25,156
Receivable from investment adviser for expense reductions		19,471
Other receivables		1,796
Total assets		23,496,807

Liabilities
Payable for investments purchased	$ 439,741
Payable for fund shares redeemed	17
Accrued management fee	10,807
Distribution fees payable	9,788
Other affiliated payables	6,743
Other payables and accrued expenses	32,357
Total liabilities		499,453

Net Assets		$ 22,997,354
Net Assets consist of:
Paid in capital		$ 21,865,751
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,425)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,169,028
Net Assets		$ 22,997,354

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,000,319 ÷ 341,842 shares)	$ 11.70

Maximum offering price per share (100/94.25 of $11.70)	$ 12.41
Class T: Net Asset Value and redemption price per share ($13,340,218 ÷ 1,143,602 shares)	$ 11.67

Maximum offering price per share (100/96.50 of $11.67)	$ 12.09
Class B: Net Asset Value and offering price per share ($2,559,688 ÷ 220,920 shares) A	$ 11.59

Class C: Net Asset Value and offering price per share ($1,815,267 ÷ 156,715 shares) A	$ 11.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,281,862 ÷ 109,132 shares)	$ 11.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 147,674
Interest		4,096
Total income		151,770

Expenses
Management fee	$ 55,177
Transfer agent fees	22,576
Distribution fees	51,699
Accounting fees and expenses	37,502
Non-interested trustees' compensation	43
Custodian fees and expenses	27,844
Registration fees	124,820
Audit	24,709
Legal	4,566
Miscellaneous	3,084
Total expenses before reductions	352,020
Expense reductions	(183,202)	168,818
Net investment income (loss)		(17,048)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,728)
Foreign currency transactions	(51)
Total net realized gain (loss)		(3,779)
Change in net unrealized appreciation (depreciation) on: Investment securities	939,929
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		939,930
Net gain (loss)		936,151
Net increase (decrease) in net assets resulting from operations		$ 919,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	June 17, 2003 (commencement of operations) to October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (17,048)	$ (7,024)
Net realized gain (loss)	(3,779)	(11,548)
Change in net unrealized appreciation (depreciation)	939,930	229,098
Net increase (decrease) in net assets resulting from operations	919,103	210,526
Share transactions - net increase (decrease)	16,177,102	5,690,623
Total increase (decrease) in net assets	17,096,205	5,901,149

Net Assets
Beginning of period	5,901,149	-
End of period (including undistributed net investment income of $0 and $0, respectively)	$ 22,997,354	$ 5,901,149

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	- H
Net realized and unrealized gain (loss)	1.32	.37
Total from investment operations	1.33	.37
Net asset value, end of period	$ 11.70	$ 10.37
Total Return B, C, D	12.83%	3.70%
Ratios to Average Net Assets G
Expenses before expense reductions	3.39%	5.52% A
Expenses net of voluntary waivers, if any	1.50%	1.75% A
Expenses net of all reductions	1.47%	1.73% A
Net investment income (loss)	.11%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,000	$ 1,123
Portfolio turnover rate	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.01)
Net realized and unrealized gain (loss)	1.33	.37
Total from investment operations	1.31	.36
Net asset value, end of period	$ 11.67	$ 10.36
Total Return B, C, D	12.64%	3.60%
Ratios to Average Net Assets G
Expenses before expense reductions	3.30%	5.77% A
Expenses net of voluntary waivers, if any	1.75%	2.00% A
Expenses net of all reductions	1.72%	1.98% A
Net investment income (loss)	(.14)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,340	$ 1,546
Portfolio turnover rate	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.03)
Net realized and unrealized gain (loss)	1.32	.37
Total from investment operations	1.25	.34
Net asset value, end of period	$ 11.59	$ 10.34
Total Return B, C, D	12.09%	3.40%
Ratios to Average Net Assets G
Expenses before expense reductions	4.33%	6.24% A
Expenses net of voluntary waivers, if any	2.25%	2.50% A
Expenses net of all reductions	2.22%	2.48% A
Net investment income (loss)	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,560	$ 1,125
Portfolio turnover rate	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.03)
Net realized and unrealized gain (loss)	1.31	.37
Total from investment operations	1.24	.34
Net asset value, end of period	$ 11.58	$ 10.34
Total Return B, C, D	11.99%	3.40%
Ratios to Average Net Assets G
Expenses before expense reductions	4.39%	6.24% A
Expenses net of voluntary waivers, if any	2.25%	2.50% A
Expenses net of all reductions	2.22%	2.48% A
Net investment income (loss)	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,815	$ 1,069
Portfolio turnover rate	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	.01
Net realized and unrealized gain (loss)	1.33	.37
Total from investment operations	1.37	.38
Net asset value, end of period	$ 11.75	$ 10.38
Total Return B, C	13.20%	3.80%
Ratios to Average Net Assets F
Expenses before expense reductions	3.41%	5.27% A
Expenses net of voluntary waivers, if any	1.25%	1.50% A
Expenses net of all reductions	1.22%	1.48% A
Net investment income (loss)	.36%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,282	$ 1,038
Portfolio turnover rate	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 17, 2003 (commencement of operations) to October 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Value Leaders Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,494,668
Unrealized depreciation	(392,823)
Net unrealized appreciation (depreciation)	1,101,845
Undistributed ordinary income	579
Undistributed long-term capital gain	23,122

Cost for federal income tax purposes	$ 21,953,259

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $26,562,627 and $10,929,484, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 5,251	$ 2,810
Class T	.25%	.25%	16,972	5,529
Class B	.75%	.25%	15,651	14,531
Class C	.75%	.25%	13,825	12,898
			$ 51,699	$ 35,768

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,221
Class T	1,700
Class B*	1,037
Class C*	12
$ 7,970

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 5,224.25
Class T	8,748.26
Class B	3,937.25
Class C	3,042.22
Institutional Class	1,625.14
	$ 22,576

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,583 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Effective November 1, 2003, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 39,886
Class T	1.75%	52,887
Class B	2.25%	32,640
Class C	2.25%	29,607
Institutional Class	1.25%	24,824
		$ 179,844

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,358 for the period.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 25% of the total outstanding shares of the fund and one otherwise unaffiliated shareholder was the owner of record of 54% of the total outstanding shares of the fund.

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003 A	2004	2003 A
Class A
Shares sold	238,269	108,230	$ 2,746,499	$ 1,082,566
Shares redeemed	(4,657)	-	(52,873)	-
Net increase (decrease)	233,612	108,230	$ 2,693,626	$ 1,082,566
Class T
Shares sold	1,030,154	150,758	$ 11,903,301	$ 1,501,803
Shares redeemed	(35,709)	(1,601)	(410,022)	(15,902)
Net increase (decrease)	994,445	149,157	$ 11,493,279	$ 1,485,901
Class B
Shares sold	122,344	108,790	$ 1,393,395	$ 1,088,261
Shares redeemed	(10,214)	-	(114,565)	-
Net increase (decrease)	112,130	108,790	$ 1,278,830	$ 1,088,261
Class C
Shares sold	59,183	103,373	$ 669,159	$ 1,033,885
Shares redeemed	(5,841)	-	(64,678)	-
Net increase (decrease)	53,342	103,373	$ 604,481	$ 1,033,885
Institutional Class
Shares sold	9,131	100,001	$ 106,886	$ 1,000,010
Net increase (decrease)	9,131	100,001	$ 106,886	$ 1,000,010

A For the period June 17, 2003 (commencement of operations) to October 31, 2003.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/6/04	12/3/04	$0.04	$0.01

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Value Leaders (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2003

Vice President of Advisor Value Leaders. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (55)

Year of Election or Appointment: 2003

Secretary of Advisor Value Leaders. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Value Leaders. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Value Leaders. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2003

Chief Financial Officer of Advisor Value Leaders. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Leaders. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value Leaders. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value Leaders. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value Leaders. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Leaders. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Value Leaders. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value Leaders. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

ALVFI-UANN-1204
1.793580.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Global Equity

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	26	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	35	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	43
Trustees and Officers	44
Proxy Voting Results	56

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	4.35%	-0.62%	2.30%
Class T (incl. 3.50% sales charge)	6.50%	-0.43%	2.44%
Class B (incl. contingent deferred sales charge)B	4.85%	-0.60%	2.39%
Class C (incl. contingent deferred sales charge)C	8.73%	-0.18%	2.56%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2% and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Equity Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI® World Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Advisor Global Equity Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East Index - representing the performance of developed stock markets outside the United States and Canada - gained 19.00%, versus 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in capital spending.

The fund's Class A, Class T, Class B and Class C shares rose 10.72%, 10.37%, 9.85% and 9.73%, respectively, for the year, versus 13.65% for the Morgan Stanley Capital International World Index and 11.90% for the LipperSM Global Funds Average. Favorable security selection overall was overwhelmed by weak sector selection. From a regional perspective, I overweighted Japan relative to the index, while slightly underweighting the United States. Unfortunately, that strategy was ineffective as Japan lagged most developed markets for the year overall. I also slightly underweighted surging European equities, but more than made up for it with favorable country selection. Despite good stock picking and some well-timed sector shifts, the U.S. subportfolio underperformed, mainly by overweighting weak media and pharmaceutical stocks such as Univision and Merck, respectively. Elsewhere, an emphasis on Japanese consumer cyclicals - including auto-related firms NOK and Stanley Electric - hurt results in that market. Conversely, we had a strong showing in Europe, particularly in the consumer and technology spaces, where Spain-based tobacco giant Altadis and Swedish telecommunications equipment maker Ericsson were standouts. In the United States, some good picks in technology and health care equipment contributed, led by cell phone giant Motorola and medical device maker St. Jude.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,025.90	$ 8.91
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class T
Actual	$ 1,000.00	$ 1,023.60	$ 10.17
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class B
Actual	$ 1,000.00	$ 1,021.50	$ 12.70
HypotheticalA	$ 1,000.00	$ 1,012.27	$ 12.73
Class C
Actual	$ 1,000.00	$ 1,021.50	$ 12.70
HypotheticalA	$ 1,000.00	$ 1,012.27	$ 12.73
Institutional Class
Actual	$ 1,000.00	$ 1,026.40	$ 7.64
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.64

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.75%
Class T	2.00%
Class B	2.50%
Class C	2.50%
Institutional Class	1.50%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
St. Jude Medical, Inc. (United States of America, Health Care Equipment & Supplies)	1.7	1.6
Dell, Inc. (United States of America, Computers & Peripherals)	1.6	0.9
Univision Communications, Inc. Class A (United States of America, Media)	1.6	1.5
EMC Corp. (United States of America, Computers & Peripherals)	1.5	0.5
Seagate Technology (Cayman Islands, Computers & Peripherals)	1.4	0.0
	7.8
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.4	16.5
Information Technology	16.4	12.0
Health Care	14.0	17.9
Consumer Discretionary	12.6	15.2
Energy	9.2	7.5
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	46.9	52.2
Japan	11.1	11.1
United Kingdom	10.0	8.5
France	3.9	3.9
Canada	2.5	2.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks and Equity Futures 96.7%	Stocks and Equity Futures 97.8%
Short-Term Investments and Net Other Assets 3.3%	Short-Term Investments and Net Other Assets 2.2%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value (Note 1)
Australia - 2.3%
Amcor Ltd.	1,300	$ 7,427
AMP Ltd.	10,900	51,988
Australia & New Zealand Banking Group Ltd.	5,709	87,202
Australian Gas Light Co.	1,053	10,328
Australian Stock Exchange Ltd.	700	9,702
AXA Asia Pacific Holdings Ltd.	17,000	48,624
Babcock & Brown Ltd.	1,200	7,125
BHP Billiton Ltd.	12,385	127,999
Billabong International Ltd.	2,500	19,655
Bradken Ltd.	2,900	6,688
Brambles Industries Ltd.	2,100	11,148
Coca-Cola Amatil Ltd.	3,142	17,315
Coles Myer Ltd.	1,000	7,143
Commonwealth Bank of Australia	3,300	79,315
CSL Ltd.	2,749	59,279
Fosters Group Ltd.	6,500	24,578
Gunns Ltd.	1,177	3,640
Gunns Ltd.	3,531	10,919
Lion Nathan Ltd.	2,700	15,930
Macquarie Airports Fund	4,600	9,747
National Australia Bank	600	12,690
Newcrest Mining Ltd.	2,100	26,196
News Corp. Ltd.	3,023	24,381
Origin Energy Ltd.	2,046	10,341
Publishing & Broadcasting Ltd.	655	7,175
QBE Insurance Group Ltd.	3,108	31,951
Rinker Group Ltd.	784	5,095
Rio Tinto Ltd.	348	9,537
Westfield Group unit (a)	5,100	57,279
Westpac Banking Corp.	5,000	70,682
Woodside Petroleum Ltd.	1,200	17,494
Woolworths Ltd.	2,000	20,037
TOTAL AUSTRALIA		908,610
Belgium - 0.7%
Agfa-Gevaert NV	1,700	53,735
Belgacom SA	1,600	58,969
Colruyt NV	700	101,762
Mobistar SA (a)	800	60,197
TOTAL BELGIUM		274,663
Common Stocks - continued
	Shares	Value (Note 1)
Bermuda - 0.7%
Bunge Ltd.	2,000	$ 95,460
Marvell Technology Group Ltd. (a)	6,400	182,848
TOTAL BERMUDA		278,308
Canada - 2.5%
Aastra Technologies Ltd. (a)	390	5,028
Ainsworth Lumber Ltd.	270	5,631
Alcan, Inc.	370	17,120
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	460	10,614
Alliance Atlantis Communications, Inc. Class B (non-vtg.) (a)	240	5,518
Astral Media, Inc. Class A (non-vtg.)	240	5,557
Bank of Montreal, Quebec	760	35,914
Bank of Nova Scotia	1,580	51,376
Barrick Gold Corp.	270	6,119
BCE, Inc.	660	15,331
Brascan Corp. Class A (ltd. vtg.)	725	25,825
Canadian Imperial Bank of Commerce	650	39,442
Canadian National Railway Co.	170	9,156
Canadian Natural Resources Ltd.	900	37,896
Canadian Tire Corp. Ltd. Class A (non vtg.)	190	8,152
Canfor Corp. (a)	1,280	15,377
Cascades, Inc.	380	4,228
Cedara Software Corp. (a)	570	4,250
Celestica, Inc. (sub. vtg.) (a)	410	5,956
Chum Ltd. Class B (non-vtg.)	270	6,205
Corby Distilleries Ltd. Class A	70	3,768
CryoCath Technologies, Inc. (a)	750	4,095
Cryptologic, Inc.	270	4,137
EnCana Corp.	674	33,427
Falconbridge Ltd.	570	14,345
Fraser Papers, Inc. (a)	134	1,546
Geac Computer Corp. Ltd. (a)	1,240	8,573
Gerdau AmeriSteel Corp. (a)	2,900	14,026
Great-West Lifeco, Inc.	160	3,338
GSI Lumonics, Inc. (a)	940	8,305
Home Capital Group, Inc.	380	8,347
Inco Ltd. (a)	270	9,549
Inmet Mining Corp. (a)	860	13,311
International Forest Products (Interfor) Class A (a)	880	5,607
IPSCO, Inc.	580	15,507
Leitch Technology Corp. (a)	200	1,494
Loblaw Companies Ltd.	95	5,156
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Manulife Financial Corp.	930	$ 43,436
Mediagrif Interactive Technologies, Inc. (a)	230	1,737
Mitec Telecom, Inc. (a)	930	1,016
Mullen Transportation, Inc.	110	3,884
National Bank of Canada	730	29,240
Noranda, Inc.	530	9,126
Norbord, Inc.	670	6,057
Nortel Networks Corp. (a)	2,570	8,712
NOVA Chemicals Corp.	390	15,227
Open Text Corp. (a)	610	10,278
Pason Systems, Inc.	90	2,255
Petro-Canada	400	21,835
PetroKazakhstan, Inc. Class A	610	22,540
Placer Dome, Inc.	780	16,768
Potash Corp. of Saskatchewan	200	13,409
Power Corp. of Canada (sub. vtg.)	540	13,001
Power Financial Corp.	720	17,736
QLT, Inc. (a)	380	6,303
Quebecor, Inc. Class B (sub. vtg.)	470	9,995
Reitmans Canada Ltd. Class A (non-vtg.)	540	9,312
Research in Motion Ltd. (a)	240	21,155
Riverside Forest Products Ltd.	260	8,533
Rogers Wireless Communications, Inc. Class B (a)	470	17,058
RONA, Inc. (a)	550	15,355
Royal Bank of Canada	610	31,756
Russel Metals, Inc.	1,310	14,048
Sherritt International Corp. (a)	800	5,235
Sierra Wireless, Inc. (a)	480	8,198
Sino-Forest Corp. (a)	2,080	4,799
Sleeman Breweries Ltd. (a)	40	498
Sun Life Financial, Inc.	1,030	31,682
Talisman Energy, Inc.	780	20,943
Teck Cominco Ltd. Class B (sub. vtg.)	140	3,350
Toromont Industries Ltd.	200	3,170
Toronto-Dominion Bank	1,170	47,056
Transat A.T., Inc. (a)	470	8,683
TSX Group, Inc.	355	14,910
Tundra Semiconductor Corp. Ltd. (a)	290	4,274
Tundra Semiconductor Corp. Ltd. (a)(c)	100	1,474
TVA Group, Inc. Class B (non. vtg.)	340	5,444
Vitran Corp., Inc. (a)	350	5,633
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Wajax Ltd.	200	$ 1,848
West Fraser Timber Co. Ltd.	340	13,401
TOTAL CANADA		1,019,596
Cayman Islands - 2.1%
Ctrip.com International Ltd. ADR	300	11,991
Noble Corp. (a)	5,960	272,253
Seagate Technology	45,820	579,165
TOTAL CAYMAN ISLANDS		863,409
Denmark - 0.8%
Danske Bank AS	4,230	118,542
ISS AS	1,928	102,915
Novo Nordisk AS Series B	2,000	99,699
TOTAL DENMARK		321,156
Finland - 0.4%
Fortum Oyj	9,240	141,893
France - 3.9%
AXA SA	5,474	118,512
BNP Paribas SA	3,292	224,751
CNP Assurances	600	40,963
Credit Agricole SA	4,063	119,431
France Telecom SA	2,714	78,028
Sanofi-Aventis	2,463	179,799
Societe Generale Series A	800	74,427
Suez SA (France)	2,800	65,643
Total SA Series B	2,025	422,334
Vivendi Universal SA (a)	8,300	227,669
TOTAL FRANCE		1,551,557
Germany - 1.6%
Allianz AG (Reg.)	1,600	170,400
Continental AG	2,000	109,542
Deutsche Boerse AG	877	43,938
Deutsche Telekom AG (Reg.) (a)	11,400	219,678
Merck KGaA	800	44,708
Siemens AG (Reg.)	500	37,370
TOTAL GERMANY		625,636
Greece - 0.6%
Cosmote Mobile Telecommunications SA	4,300	77,918
Common Stocks - continued
	Shares	Value (Note 1)
Greece - continued
EFG Eurobank Ergasias SA	3,100	$ 85,054
Greek Organization of Football Prognostics SA	3,500	71,574
TOTAL GREECE		234,546
Hong Kong - 0.7%
Cafe de Coral Holdings Ltd.	6,000	6,475
Cheung Kong Holdings Ltd.	4,000	33,146
CLP Holdings Ltd.	5,400	31,011
Esprit Holdings Ltd.	3,500	18,706
Henderson Land Development Co. Ltd.	4,000	18,552
Hong Kong & China Gas Co. Ltd.	10,400	20,042
Hong Kong Electric Holdings Ltd.	1,500	6,706
Hysan Development Co. Ltd.	6,000	9,944
Jardine Matheson Holdings Ltd.	1,000	14,800
Li & Fung Ltd.	14,000	20,684
PCCW Ltd. (a)	26,000	15,783
Sun Hung Kai Properties Ltd.	2,000	18,500
Swire Pacific Ltd. (A Shares)	2,500	17,665
Television Broadcasts Ltd.	4,000	17,113
Wharf Holdings Ltd.	6,000	19,734
Wing Hang Bank Ltd.	500	3,421
TOTAL HONG KONG		272,282
Ireland - 0.4%
CRH PLC	6,327	151,812
Italy - 1.5%
Autostrade Spa	4,940	108,417
Banca Intesa Spa	13,109	53,850
Banco Popolare di Verona e Novara	7,490	133,231
ENI Spa	11,211	256,575
Riunione Adriatica di Sicurta Spa (RAS)	2,315	49,044
TOTAL ITALY		601,117
Japan - 11.1%
Acom Co. Ltd.	350	21,992
Advantest Corp.	400	28,006
Aeon Co. Ltd.	1,400	22,435
Aisin Seiki Co. Ltd.	1,500	33,661
Ajinomoto Co., Inc.	1,000	11,093
Asahi Glass Co. Ltd.	6,000	55,218
Bridgestone Corp.	3,000	54,424
Canon, Inc.	1,200	59,400
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Citizen Watch Co. Ltd.	2,000	$ 18,822
Culture Convenience Club Co. Ltd.	900	11,225
Cyber Agent Ltd. (a)	2	5,820
Dai Nippon Printing Co. Ltd.	2,000	27,420
Daicel Chemical Industries Ltd.	2,000	9,468
Dainippon Ink & Chemicals, Inc.	6,000	13,549
Dainippon Screen Manufacturing Co. Ltd.	3,000	15,534
Daiwa House Industry Co. Ltd.	1,000	10,242
Daiwa Securities Group, Inc.	5,000	30,708
Denki Kagaku Kogyo KK	4,000	12,170
Denso Corp.	2,100	50,399
East Japan Railway Co.	13	68,418
FamilyMart Co. Ltd.	1,100	29,570
Fancl Corp.	400	14,740
Fanuc Ltd.	400	24,189
Fast Retailing Co. Ltd.	400	25,474
Fuji Heavy Industries Ltd.	5,000	24,330
Fuji Photo Film Co. Ltd.	3,600	123,135
Fuji Television Network, Inc.	19	42,906
Fujikura Ltd.	5,000	22,015
Fujitsu Ltd.	12,000	71,545
Funai Electric Co. Ltd.	200	26,192
Furukawa Electric Co. Ltd. (a)	3,000	12,586
Hitachi Cable Ltd.	4,000	15,685
Hitachi Chemical Co. Ltd.	1,300	20,562
Hitachi Information Systems Co. Ltd.	400	9,997
Honda Motor Co. Ltd.	3,000	145,740
Ibiden Co. Ltd.	800	12,344
Isetan Co. Ltd.	800	8,164
Ito Yokado Ltd.	2,100	75,400
ITOCHU TECHNO-SCIENCE Corp. (CTC)	700	28,308
Izumi Co. Ltd.	400	8,031
JAFCO Co. Ltd.	600	30,897
JFE Holdings, Inc.	1,600	43,010
Js Group Corp.	1,000	17,820
JSR Corp.	600	10,930
Kamigumi Co. Ltd.	3,000	21,316
KDDI Corp.	15	72,282
Keyence Corp.	100	22,563
Konica Minolta Holdings, Inc.	3,500	46,761
Kyocera Corp.	600	43,596
Matsushita Electric Industrial Co. Ltd.	2,000	29,020
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Meitec Corp.	700	$ 26,390
Millea Holdings, Inc.	5	66,141
Mitsubishi Corp.	800	8,852
Mitsubishi Electric Corp.	8,000	37,492
Mitsubishi Securities Co. Ltd.	3,000	27,921
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	8	67,920
Mitsui & Co. Ltd.	5,000	42,094
Mitsui Fudosan Co. Ltd.	3,000	31,889
Mitsui O.S.K. Lines Ltd.	3,000	17,801
Mizuho Financial Group, Inc.	22	85,019
Murata Manufacturing Co. Ltd.	600	28,629
NEC Corp.	4,000	22,223
NGK Insulators Ltd.	6,000	48,528
NGK Spark Plug Co. Ltd.	4,000	39,382
Nintendo Co. Ltd.	300	33,902
Nippon Electric Glass Co. Ltd.	2,000	44,692
Nippon Express Co. Ltd.	2,000	9,657
Nippon Mining Holdings, Inc.	2,000	9,524
Nippon Paper Group, Inc.	2	8,901
Nippon Sheet Glass Co. Ltd.	2,000	6,746
Nippon Steel Corp.	19,000	44,522
Nippon Television Network Corp.	360	53,268
Nishi-Nippon City Bank Ltd.	7,000	31,152
Nitto Denko Corp.	900	42,774
NOK Corp.	1,800	54,764
Nomura Holdings, Inc.	3,000	36,510
Nomura Research Institute Ltd.	300	26,248
NTT Data Corp.	6	16,497
NTT DoCoMo, Inc.	44	77,744
NTT Urban Development Co. (a)(d)	5	21,260
Olympus Corp.	1,000	19,417
ORIX Corp.	200	23,489
Pioneer Corp.	400	7,253
Renown D'urban Holdings, Inc. (a)	900	8,121
Ricoh Co. Ltd.	3,000	56,125
Rohm Co. Ltd.	1,000	102,802
Sanden Corp.	4,000	26,154
Sanken Electric Co. Ltd.	2,000	23,395
Sankyo Co. Ltd. (Gunma)	600	24,037
Seiko Epson Corp.	700	28,970
Seven Eleven Japan Co. Ltd.	1,000	29,007
SFCG Co. Ltd.	380	79,996
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Sharp Corp.	2,000	$ 27,666
Shimachu Co. Ltd.	800	18,633
Shin-Etsu Chemical Co. Ltd.	700	26,655
SMC Corp.	200	21,448
Softbank Corp.	500	22,677
Sompo Japan Insurance, Inc.	3,000	26,192
Sony Corp.	1,000	34,850
Stanley Electric Co. Ltd.	2,800	43,256
Sumitomo Chemical Co. Ltd.	10,000	48,566
Sumitomo Corp.	8,000	59,640
Sumitomo Electric Industries Ltd.	5,000	47,480
Sumitomo Mitsui Financial Group, Inc.	17	110,672
Sumitomo Osaka Cement Co. Ltd.	4,000	8,806
Sumitomo Realty & Development Co. Ltd.	4,000	44,031
Suzuki Motor Corp.	1,600	28,331
T&D Holdings, Inc. (a)	300	13,266
Taiyo Yuden Co. Ltd.	2,000	20,900
Takeda Pharamaceutical Co. Ltd.	600	29,026
Teijin Ltd.	10,000	38,929
Tokyo Broadcasting System, Inc.	2,400	38,505
Tokyo Electric Power Co.	1,900	43,086
Tokyo Electron Ltd.	500	27,165
Tokyu Corp.	4,000	18,141
Toray Industries, Inc.	8,000	37,417
Toshiba Machine Co. Ltd.	6,000	23,130
Toyota Motor Corp.	5,800	225,011
Toyota Tsusho Corp.	1,000	13,200
UFJ Holdings, Inc. (a)	18	83,677
UMC Japan (a)	5	2,131
Yahoo! Japan Corp. (a)	3	13,578
Yamaha Motor Co. Ltd.	3,000	45,722
Yamanouchi Pharmaceutical Co. Ltd.	600	22,053
Yamato Transport Co. Ltd.	2,000	27,004
Yokogawa Electric Corp.	2,000	26,116
TOTAL JAPAN		4,453,280
Liberia - 0.3%
Royal Caribbean Cruises Ltd.	2,700	125,820
Luxembourg - 0.1%
Millicom International Cellular SA unit (a)	1,300	26,369
Marshall Islands - 0.1%
Teekay Shipping Corp.	1,100	50,820
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - 1.4%
Euronext NV	1,350	$ 39,216
ING Groep NV (Certificaten Van Aandelen)	8,610	229,284
James Hardie Industries NV	1,200	5,661
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	7,000	236,668
Rodamco Europe NV	800	54,566
TOTAL NETHERLANDS		565,395
Netherlands Antilles - 0.3%
Schlumberger Ltd. (NY Shares)	1,900	119,586
New Zealand - 0.1%
Fisher & Paykel Healthcare Corp.	3,500	6,949
Sky City Entertainment Group Ltd.	2,400	7,361
Telecom Corp. of New Zealand Ltd.	5,317	21,128
TOTAL NEW ZEALAND		35,438
Norway - 0.7%
DnB NOR ASA	11,980	101,734
Statoil ASA	4,200	60,930
Telenor ASA	10,200	81,405
Yara International ASA	3,701	39,722
TOTAL NORWAY		283,791
Papua New Guinea - 0.0%
Oil Search Ltd.	7,800	10,162
Singapore - 0.6%
City Developments Ltd.	3,000	11,365
City Developments Ltd. warrants 10/5/06 (a)	300	689
DBS Group Holdings Ltd.	4,000	37,524
Flextronics International Ltd. (a)	10,070	121,344
Keppel Corp. Ltd.	4,000	19,243
Oversea-Chinese Banking Corp. Ltd.	4,000	33,194
Singapore Exchange Ltd.	6,000	6,350
Singapore Post Ltd.	34,000	16,459
TOTAL SINGAPORE		246,168
Spain - 2.2%
Acerinox SA (Reg.)	4,000	55,744
Actividades de Construccion y Servicios SA (ACS)	4,053	78,785
Altadis SA (Spain)	8,400	309,263
Bankinter SA	1,100	49,240
Corporacion Mapfre SA (Reg.)	3,100	39,274
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Sogecable SA (a)	2,450	$ 97,193
Telefonica SA	14,253	236,742
TOTAL SPAIN		866,241
Sweden - 1.5%
Hennes & Mauritz AB (H&M) (B Shares)	5,651	164,944
Skandia Foersaekrings AB	15,000	55,974
Svenska Handelsbanken AB (A Shares)	4,678	101,499
Telefonaktiebolaget LM Ericsson (B Shares) (a)	102,111	295,203
TOTAL SWEDEN		617,620
Switzerland - 2.4%
Compagnie Financiere Richemont unit	3,017	85,799
Credit Suisse Group (Reg.)	1,956	67,032
Nestle SA (Reg.)	341	80,908
Novartis AG (Reg.)	6,575	315,666
Roche Holding AG (participation certificate)	2,467	252,941
UBS AG (Reg.)	2,419	175,353
TOTAL SWITZERLAND		977,699
United Kingdom - 10.0%
3i Group PLC	18,920	202,526
Abbey National PLC	3,300	38,326
Anglo American PLC (United Kingdom)	3,557	78,046
AstraZeneca PLC (Sweden)	3,462	142,645
BAE Systems PLC	20,200	88,440
Barclays PLC	13,070	128,936
BG Group PLC	26,090	170,202
BP PLC	56,800	551,433
British Land Co. PLC	8,200	112,262
British Sky Broadcasting Group PLC (BSkyB)	6,000	56,067
Carnival PLC	3,200	169,728
GlaxoSmithKline PLC	9,131	193,577
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,844	62,296
(United Kingdom) (Reg.)	22,040	357,180
ITV PLC	23,269	45,754
Kesa Electricals PLC	9,236	46,165
Kingfisher PLC	10,558	58,642
Man Group PLC	3,250	78,059
Prudential PLC	9,790	72,052
Prudential PLC rights 11/10/04 (a)	1,631	2,757
Reuters Group PLC	13,200	89,933
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Royal Bank of Scotland Group PLC	3,000	$ 88,483
Scottish & Southern Energy PLC	7,100	108,880
Shell Transport & Trading Co. PLC (Reg.)	45,790	360,673
Standard Chartered PLC	4,600	82,292
United Business Media PLC	2,994	26,244
Vodafone Group PLC	223,964	577,603
Xstrata PLC	2,500	38,820
TOTAL UNITED KINGDOM		4,028,021
United States of America - 44.9%
Abbott Laboratories	2,690	114,675
AFLAC, Inc.	4,730	169,712
Agere Systems, Inc.:
Class A (a)	25,460	30,807
Class B (a)	33,597	38,637
Albany International Corp. Class A	3,480	104,470
Alcoa, Inc.	2,050	66,625
Allergan, Inc.	1,570	112,349
Allstate Corp.	1,590	76,463
Altera Corp. (a)	22,000	500,060
American International Group, Inc.	2,020	122,634
Amphenol Corp. Class A (a)	4,120	141,440
Analog Devices, Inc.	11,570	465,808
Apache Corp.	2,040	103,428
Apollo Investment Corp.	7,423	100,953
Aramark Corp. Class B	2,710	61,111
Avon Products, Inc.	2,380	94,129
Baker Hughes, Inc.	2,600	111,358
Bank of America Corp.	3,446	154,346
Barr Pharmaceuticals, Inc. (a)	2,250	84,713
BEA Systems, Inc. (a)	490	3,979
Becton, Dickinson & Co.	3,000	157,500
Biogen Idec, Inc. (a)	7,100	412,936
Biomet, Inc.	2,080	97,094
BJ Services Co.	1,400	71,400
Caterpillar, Inc.	960	77,318
Cendant Corp.	5,820	119,834
Centex Corp.	2,980	154,781
Charles Schwab Corp.	5,110	46,757
ChevronTexaco Corp.	4,420	234,525
Clear Channel Communications, Inc.	3,154	105,344
ConocoPhillips	1,190	100,329
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Danaher Corp.	6,280	$ 346,216
Dean Foods Co. (a)	1,700	50,745
Dell, Inc. (a)	18,250	639,845
Dow Chemical Co.	5,020	225,599
Eagle Materials, Inc.	54	3,732
Eagle Materials, Inc. Class B	184	12,295
EMC Corp. (a)	46,620	599,999
Emulex Corp. (a)	10,500	110,355
ENSCO International, Inc.	3,270	99,899
Fannie Mae	1,480	103,822
FedEx Corp.	2,050	186,796
FirstEnergy Corp.	1,190	49,183
Freeport-McMoRan Copper & Gold, Inc. Class B	6,630	240,139
Genentech, Inc. (a)	10,240	466,227
Gillette Co.	5,730	237,680
Golden West Financial Corp., Delaware	1,010	118,089
Hartford Financial Services Group, Inc.	4,200	245,616
HCA, Inc.	1,110	40,770
Herman Miller, Inc.	1,700	39,270
Home Depot, Inc.	1,190	48,885
Hudson Highland Group, Inc. (a)	207	5,913
Intel Corp.	2,640	58,766
Intersil Corp. Class A	640	10,445
J.P. Morgan Chase & Co.	2,580	99,588
Jabil Circuit, Inc. (a)	5,080	123,495
Johnson & Johnson	3,870	225,931
Juniper Networks, Inc. (a)	5,300	141,033
KB Home	420	34,545
KLA-Tencor Corp. (a)	8,640	393,379
Lattice Semiconductor Corp. (a)	960	4,771
Lennar Corp.:
Class A	1,920	86,362
Class B	2,096	86,523
Liberty Media Corp. Class A (a)	7,987	71,244
Liberty Media International, Inc. Class A (a)	1,884	67,918
LSI Logic Corp. (a)	2,750	12,513
Lyondell Chemical Co.	8,380	192,572
Manpower, Inc.	4,400	199,100
Masco Corp.	1,510	51,733
Maytag Corp.	1,360	23,664
McDonald's Corp.	5,100	148,665
Medtronic, Inc.	2,990	152,819
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Merrill Lynch & Co., Inc.	2,010	$ 108,419
MetLife, Inc.	6,860	263,081
Mettler-Toledo International, Inc. (a)	2,550	122,145
Micron Technology, Inc. (a)	3,670	44,701
Microsoft Corp.	18,520	518,375
Millennium Chemicals, Inc. (a)	500	10,740
Monster Worldwide, Inc. (a)	3,370	94,529
Morgan Stanley	3,010	153,781
Motorola, Inc.	2,920	50,399
National Semiconductor Corp. (a)	3,040	50,768
National-Oilwell, Inc. (a)	2,970	100,119
Nextel Communications, Inc. Class A (a)	4,400	116,556
NIKE, Inc. Class B	960	78,058
Northrop Grumman Corp.	760	39,330
Peabody Energy Corp.	4,200	267,876
PepsiCo, Inc.	2,890	143,286
Perrigo Co.	3,780	68,720
Pfizer, Inc.	16,732	484,391
Phelps Dodge Corp.	2,530	221,476
PolyOne Corp. (a)	4,210	31,870
Pride International, Inc. (a)	2,030	37,514
Pulte Homes, Inc.	1,920	105,370
RealNetworks, Inc. (a)	3,190	15,472
SafeNet, Inc. (a)	2,100	64,323
SBC Communications, Inc.	17,600	444,576
St. Jude Medical, Inc. (a)	8,740	669,221
Stryker Corp.	3,960	170,636
Synthes, Inc.	960	102,610
Tenet Healthcare Corp. (a)	3,495	37,466
Teradyne, Inc. (a)	10,720	177,523
Texas Instruments, Inc.	5,020	122,739
Time Warner, Inc. (a)	11,520	191,693
Transocean, Inc. (a)	2,000	70,500
Union Pacific Corp.	750	47,228
UnitedHealth Group, Inc.	1,960	141,904
Univision Communications, Inc. Class A (a)	20,570	636,847
VERITAS Software Corp. (a)	3,020	66,078
Viacom, Inc. Class B (non-vtg.)	4,701	171,539
Volterra Semiconductor Corp.	2,700	45,900
Wachovia Corp.	4,080	200,777
Wal-Mart Stores, Inc.	1,550	83,576
Waste Management, Inc.	4,510	128,445
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Weatherford International Ltd. (a)	5,750	$ 300,495
Wells Fargo & Co.	1,000	59,720
Whole Foods Market, Inc.	810	65,958
Wyeth	1,970	78,111
Xilinx, Inc.	1,010	30,906
Zimmer Holdings, Inc. (a)	6,580	510,542
TOTAL UNITED STATES OF AMERICA		18,037,945
TOTAL COMMON STOCKS (Cost $33,772,470)		37,688,940
Nonconvertible Preferred Stocks - 0.8%

Australia - 0.1%
News Corp. Ltd. (ltd. vtg.)	3,649	28,688
Germany - 0.3%
Fresenius AG	1,100	93,329
Fresenius Medical Care AG	330	18,062
ProSiebenSat.1 Media AG	1,743	31,316
TOTAL GERMANY		142,707
Italy - 0.4%
Telecom Italia Spa (Risp)	66,970	167,375
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $273,874)		338,770
Government Obligations - 0.1%
Principal Amount
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.65% 12/9/04 (e) (Cost $49,911)	$ 50,000	49,909
Money Market Funds - 5.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b) (Cost $2,148,942)	2,148,942	$ 2,148,942
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $36,245,197)		40,226,561
NET OTHER ASSETS - (0.2)%		(89,919)
NET ASSETS - 100%		$ 40,136,642
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
14 S&P 500 E-Mini Index Contracts	Dec. 2004	$ 791,210	$ 5,956

The face value of futures purchased as a percentage of net assets - 2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,474 or 0.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $49,909.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $2,302,000, all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (cost $36,245,197) - See accompanying schedule		$ 40,226,561
Receivable for investments sold		295,275
Receivable for fund shares sold		25,476
Dividends receivable		43,873
Interest receivable		2,880
Receivable for daily variation on futures contracts		2,086
Receivable from investment adviser for expense reductions		10,270
Other affiliated receivables		16
Other receivables		4,531
Total assets		40,610,968

Liabilities
Payable for investments purchased
Regular delivery	$ 327,672
Delayed delivery	21,073
Payable for fund shares redeemed	8,787
Accrued management fee	23,855
Distribution fees payable	18,138
Other affiliated payables	17,770
Other payables and accrued expenses	57,031
Total liabilities		474,326

Net Assets		$ 40,136,642
Net Assets consist of:
Paid in capital		$ 38,587,688
Accumulated net investment loss		(40,373)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,399,835)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,989,162
Net Assets		$ 40,136,642

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,449,731 ÷ 711,450 shares)	$ 11.88

Maximum offering price per share (100/94.25 of $11.88)	$ 12.60
Class T: Net Asset Value and redemption price per share ($20,965,689 ÷ 1,789,747 shares)	$ 11.71

Maximum offering price per share (100/96.50 of $11.71)	$ 12.13
Class B: Net Asset Value and offering price per share ($5,574,978 ÷ 489,910 shares) A	$ 11.38

Class C: Net Asset Value and offering price per share ($3,959,211 ÷ 347,492 shares) A	$ 11.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,187,033 ÷ 98,407 shares)	$ 12.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 532,821
Interest		27,083
		559,904
Less foreign taxes withheld		(38,359)
Total income		521,545

Expenses
Management fee	$ 270,966
Transfer agent fees	178,539
Distribution fees	209,062
Accounting fees and expenses	37,524
Non-interested trustees' compensation	189
Custodian fees and expenses	79,294
Registration fees	66,170
Audit	35,089
Legal	3,594
Miscellaneous	24,415
Total expenses before reductions	904,842
Expense reductions	(144,987)	759,855
Net investment income (loss)		(238,310)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,692,845
Foreign currency transactions	(4,338)
Futures contracts	78,212
Total net realized gain (loss)		2,766,719
Change in net unrealized appreciation (depreciation) on: Investment securities	807,192
Assets and liabilities in foreign currencies	1,008
Futures contracts	(28,444)
Total change in net unrealized appreciation (depreciation)		779,756
Net gain (loss)		3,546,475
Net increase (decrease) in net assets resulting from operations		$ 3,308,165

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (238,310)	$ (154,031)
Net realized gain (loss)	2,766,719	133,708
Change in net unrealized appreciation (depreciation)	779,756	5,656,575
Net increase (decrease) in net assets resulting from operations	3,308,165	5,636,252
Share transactions - net increase (decrease)	6,774,804	954,173
Redemption fees	1,085	-
Total increase (decrease) in net assets	10,084,054	6,590,425

Net Assets
Beginning of period	30,052,588	23,462,163
End of period (including accumulated net investment loss of $40,373 and accumulated net investment loss of $32,311, respectively)	$ 40,136,642	$ 30,052,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 8.62	$ 9.76	$ 12.62	$ 11.79
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	(.05)	(.02) E	(.04) D
Net realized and unrealized gain (loss)	1.19	2.13	(1.09)	(2.84)	1.13
Total from investment operations	1.15	2.11	(1.14)	(2.86)	1.09
Distributions from net realized gain	-	-	-	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	-	-	(.26)
Redemption fees added to paid in capital C	- G	-	-	-	-
Net asset value, end of period	$ 11.88	$ 10.73	$ 8.62	$ 9.76	$ 12.62
Total Return A, B	10.72%	24.48%	(11.68)%	(22.66)%	9.28%
Ratios to Average Net Assets F
Expenses before expense reductions	1.97%	2.25%	2.38%	2.40%	2.32%
Expenses net of voluntary waivers, if any	1.75%	1.76%	1.94%	2.00%	2.00%
Expenses net of all reductions	1.72%	1.73%	1.92%	1.96%	1.99%
Net investment income (loss)	(.33)%	(.27)%	(.57)%	(.17)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,450	$ 4,436	$ 3,343	$ 3,516	$ 2,868
Portfolio turnover rate	59%	53%	76%	141%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 8.54	$ 9.70	$ 12.60	$ 11.77
Income from Investment Operations
Net investment income (loss) C	(.07)	(.05)	(.08)	(.05) E	(.08) D
Net realized and unrealized gain (loss)	1.17	2.12	(1.08)	(2.85)	1.15
Total from investment operations	1.10	2.07	(1.16)	(2.90)	1.07
Distributions from net realized gain	-	-	-	-	(.18)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	-	-	(.24)
Redemption fees added to paid in capital C	- G	-	-	-	-
Net asset value, end of period	$ 11.71	$ 10.61	$ 8.54	$ 9.70	$ 12.60
Total Return A, B	10.37%	24.24%	(11.96)%	(23.02)%	9.12%
Ratios to Average Net Assets F
Expenses before expense reductions	2.39%	2.65%	2.85%	2.88%	2.70%
Expenses net of voluntary waivers, if any	2.00%	2.01%	2.19%	2.25%	2.25%
Expenses net of all reductions	1.97%	1.98%	2.16%	2.21%	2.24%
Net investment income (loss)	(.58)%	(.52)%	(.81)%	(.42)%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,966	$ 17,334	$ 12,496	$ 7,642	$ 8,019
Portfolio turnover rate	59%	53%	76%	141%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 8.38	$ 9.56	$ 12.48	$ 11.71
Income from Investment Operations
Net investment income (loss) C	(.12)	(.09)	(.12)	(.10) E	(.14) D
Net realized and unrealized gain (loss)	1.14	2.07	(1.06)	(2.82)	1.14
Total from investment operations	1.02	1.98	(1.18)	(2.92)	1.00
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	-	-	(.23)
Redemption fees added to paid in capital C	- G	-	-	-	-
Net asset value, end of period	$ 11.38	$ 10.36	$ 8.38	$ 9.56	$ 12.48
Total Return A, B	9.85%	23.63%	(12.34)%	(23.40)%	8.56%
Ratios to Average Net Assets F
Expenses before expense reductions	3.00%	3.25%	3.36%	3.30%	3.24%
Expenses net of voluntary waivers, if any	2.50%	2.50%	2.69%	2.75%	2.75%
Expenses net of all reductions	2.47%	2.47%	2.66%	2.71%	2.74%
Net investment income (loss)	(1.08)%	(1.01)%	(1.31)%	(.92)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,575	$ 4,918	$ 3,848	$ 4,865	$ 5,187
Portfolio turnover rate	59%	53%	76%	141%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 8.39	$ 9.58	$ 12.49	$ 11.71
Income from Investment Operations
Net investment income (loss) C	(.12)	(.09)	(.12)	(.10) E	(.14) D
Net realized and unrealized gain (loss)	1.13	2.08	(1.07)	(2.81)	1.15
Total from investment operations	1.01	1.99	(1.19)	(2.91)	1.01
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	-	-	(.23)
Redemption fees added to paid in capital C	- G	-	-	-	-
Net asset value, end of period	$ 11.39	$ 10.38	$ 8.39	$ 9.58	$ 12.49
Total Return A, B	9.73%	23.72%	(12.42)%	(23.30)%	8.65%
Ratios to Average Net Assets F
Expenses before expense reductions	2.87%	3.10%	3.18%	3.16%	3.13%
Expenses net of voluntary waivers, if any	2.50%	2.50%	2.69%	2.75%	2.75%
Expenses net of all reductions	2.47%	2.47%	2.66%	2.71%	2.74%
Net investment income (loss)	(1.08)%	(1.01)%	(1.31)%	(.92)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,959	$ 3,190	$ 2,967	$ 3,750	$ 5,146
Portfolio turnover rate	59%	53%	76%	141%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 8.68	$ 9.81	$ 12.68	$ 11.81
Income from Investment Operations
Net investment income (loss) B	(.01)	- F	(.03)	.01 D	(.01) C
Net realized and unrealized gain (loss)	1.19	2.20	(1.10)	(2.88)	1.16
Total from investment operations	1.18	2.20	(1.13)	(2.87)	1.15
Distributions from net realized gain	-	-	-	-	(.21)
Distributions in excess of net realized gain	-	-	-	-	(.07)
Total distributions	-	-	-	-	(.28)
Redemption fees added to paid in capital B	- F	-	-	-	-
Net asset value, end of period	$ 12.06	$ 10.88	$ 8.68	$ 9.81	$ 12.68
Total Return A	10.85%	25.35%	(11.52)%	(22.63)%	9.79%
Ratios to Average Net Assets E
Expenses before expense reductions	1.55%	1.87%	1.95%	2.02%	2.06%
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.47%	1.48%	1.67%	1.71%	1.74%
Net investment income (loss)	(.08)%	(.01)%	(.32)%	.08%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,187	$ 175	$ 808	$ 909	$ 1,256
Portfolio turnover rate	59%	53%	76%	141%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.03 per share.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,749,358
Unrealized depreciation	(1,898,026)
Net unrealized appreciation (depreciation)	3,851,332
Capital loss carryforward	(2,302,388)

Cost for federal income tax purposes	$ 36,375,229

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $27,334,237 and $20,514,668, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 18,004	$ 1,049
Class T	.25%	.25%	100,260	-
Class B	.75%	.25%	54,004	40,502
Class C	.75%	.25%	36,794	7,457
			$ 209,062	$ 49,008

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,416
Class T	6,434
Class B*	15,613
Class C*	187
$ 29,650

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 26,405.37
Class T	99,057.49
Class B	32,897.61
Class C	17,678.48
Institutional Class	2,502.25
	$ 178,539

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $25,898 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,534 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.75%	$ 16,007
Class T	2.00%	77,760
Class B	2.50%	27,180
Class C	2.50%	13,535
Institutional Class	1.50%	479
		$ 134,961

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $10,026 for the period.

Annual Report

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	384,850	136,246	$ 4,439,108	$ 1,270,282
Shares redeemed	(86,624)	(110,997)	(1,001,333)	(1,047,311)
Net increase (decrease)	298,226	25,249	$ 3,437,775	$ 222,971
Class T
Shares sold	937,092	589,459	$ 10,650,883	$ 5,360,716
Shares redeemed	(780,388)	(419,255)	(8,915,832)	(3,739,570)
Net increase (decrease)	156,704	170,204	$ 1,735,051	$ 1,621,146
Class B
Shares sold	138,798	101,806	$ 1,541,743	$ 919,391
Shares redeemed	(123,447)	(86,440)	(1,364,796)	(766,624)
Net increase (decrease)	15,351	15,366	$ 176,947	$ 152,767
Class C
Shares sold	106,121	46,725	$ 1,182,163	$ 426,595
Shares redeemed	(66,101)	(92,865)	(732,887)	(817,236)
Net increase (decrease)	40,020	(46,140)	$ 449,276	$ (390,641)
Institutional Class
Shares sold	122,911	28,067	$ 1,457,480	$ 247,062
Shares redeemed	(40,611)	(105,018)	(481,725)	(899,132)
Net increase (decrease)	82,300	(76,951)	$ 975,755	$ (652,070)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Global Equity (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Global Equity. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard C Habermann (64)

Year of Election or Appointment: 1998
Vice President of Advisor Global Equity. Mr. Habermann serves as Vice President of other funds advised by FMR. Mr. Habermann also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).

Harry W. Lange (52)

Year of Election or Appointment: 2002
Vice President of Advisor Global Equity. Mr. Lange also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Lange managed a variety of Fidelity funds. Mr. Lange also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Peter J. Millington (39)

Year of Election or Appointment: 2004

Vice President of Advisor Global Equity. Mr. Millington also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Millington worked as a quantitative analyst and portfolio manager. Mr. Millington also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Global Equity. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Global Equity. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Global Equity. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Global Equity. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Global Equity. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Global Equity. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Global Equity. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Global Equity. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Global Equity. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Global Equity. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Global Equity. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Global Equity. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Global Equity. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	14,123,933.70	70.381
Against	2,055,191.21	10.241
Abstain	1,512,009.30	7.535
Broker Non-Votes	2,376,651.52	11.843
TOTAL	20,067,785.73	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

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Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLO-UANN-1204
1.784744.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Global Equity

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	25	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	34	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	43
Trustees and Officers	43
Proxy Voting Results	55

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fund A
Institutional Class	10.85%	0.87%	3.63%

A From December 17, 1998

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Equity Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI® World Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Advisor Global Equity Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East Index - representing the performance of developed stock markets outside the United States and Canada - gained 19.00%, versus 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in capital spending.

The fund's Institutional Class shares gained 10.85% for the year, while the Morgan Stanley Capital International World Index rose 13.65% and the LipperSM Global Funds Average returned 11.90%. Favorable security selection overall was overwhelmed by weak sector selection. From a regional perspective, I overweighted Japan relative to the index, while slightly underweighting the United States. Unfortunately, that strategy was ineffective as Japan lagged most developed markets for the year overall. I also slightly underweighted surging European equities, but more than made up for it with favorable country selection. Despite good stock picking and some well-timed sector shifts, the U.S. subportfolio underperformed, mainly by overweighting weak media and pharmaceutical stocks such as Univision and Merck, respectively. Elsewhere, an emphasis on Japanese consumer cyclicals - including auto-related firms NOK and Stanley Electric - hurt results in that market. Conversely, we had a strong showing in Europe, particularly in the consumer and technology spaces, where Spain-based tobacco giant Altadis and Swedish telecommunications equipment maker Ericsson were standouts. In the United States, some good picks in technology and health care equipment contributed, led by cell phone giant Motorola and medical device maker St. Jude.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,025.90	$ 8.91
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class T
Actual	$ 1,000.00	$ 1,023.60	$ 10.17
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class B
Actual	$ 1,000.00	$ 1,021.50	$ 12.70
HypotheticalA	$ 1,000.00	$ 1,012.27	$ 12.73
Class C
Actual	$ 1,000.00	$ 1,021.50	$ 12.70
HypotheticalA	$ 1,000.00	$ 1,012.27	$ 12.73
Institutional Class
Actual	$ 1,000.00	$ 1,026.40	$ 7.64
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.64

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.75%
Class T	2.00%
Class B	2.50%
Class C	2.50%
Institutional Class	1.50%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
St. Jude Medical, Inc. (United States of America, Health Care Equipment & Supplies)	1.7	1.6
Dell, Inc. (United States of America, Computers & Peripherals)	1.6	0.9
Univision Communications, Inc. Class A (United States of America, Media)	1.6	1.5
EMC Corp. (United States of America, Computers & Peripherals)	1.5	0.5
Seagate Technology (Cayman Islands, Computers & Peripherals)	1.4	0.0
	7.8
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.4	16.5
Information Technology	16.4	12.0
Health Care	14.0	17.9
Consumer Discretionary	12.6	15.2
Energy	9.2	7.5
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	46.9	52.2
Japan	11.1	11.1
United Kingdom	10.0	8.5
France	3.9	3.9
Canada	2.5	2.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks and Equity Futures 96.7%	Stocks and Equity Futures 97.8%
Short-Term Investments and Net Other Assets 3.3%	Short-Term Investments and Net Other Assets 2.2%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value (Note 1)
Australia - 2.3%
Amcor Ltd.	1,300	$ 7,427
AMP Ltd.	10,900	51,988
Australia & New Zealand Banking Group Ltd.	5,709	87,202
Australian Gas Light Co.	1,053	10,328
Australian Stock Exchange Ltd.	700	9,702
AXA Asia Pacific Holdings Ltd.	17,000	48,624
Babcock & Brown Ltd.	1,200	7,125
BHP Billiton Ltd.	12,385	127,999
Billabong International Ltd.	2,500	19,655
Bradken Ltd.	2,900	6,688
Brambles Industries Ltd.	2,100	11,148
Coca-Cola Amatil Ltd.	3,142	17,315
Coles Myer Ltd.	1,000	7,143
Commonwealth Bank of Australia	3,300	79,315
CSL Ltd.	2,749	59,279
Fosters Group Ltd.	6,500	24,578
Gunns Ltd.	1,177	3,640
Gunns Ltd.	3,531	10,919
Lion Nathan Ltd.	2,700	15,930
Macquarie Airports Fund	4,600	9,747
National Australia Bank	600	12,690
Newcrest Mining Ltd.	2,100	26,196
News Corp. Ltd.	3,023	24,381
Origin Energy Ltd.	2,046	10,341
Publishing & Broadcasting Ltd.	655	7,175
QBE Insurance Group Ltd.	3,108	31,951
Rinker Group Ltd.	784	5,095
Rio Tinto Ltd.	348	9,537
Westfield Group unit (a)	5,100	57,279
Westpac Banking Corp.	5,000	70,682
Woodside Petroleum Ltd.	1,200	17,494
Woolworths Ltd.	2,000	20,037
TOTAL AUSTRALIA		908,610
Belgium - 0.7%
Agfa-Gevaert NV	1,700	53,735
Belgacom SA	1,600	58,969
Colruyt NV	700	101,762
Mobistar SA (a)	800	60,197
TOTAL BELGIUM		274,663
Common Stocks - continued
	Shares	Value (Note 1)
Bermuda - 0.7%
Bunge Ltd.	2,000	$ 95,460
Marvell Technology Group Ltd. (a)	6,400	182,848
TOTAL BERMUDA		278,308
Canada - 2.5%
Aastra Technologies Ltd. (a)	390	5,028
Ainsworth Lumber Ltd.	270	5,631
Alcan, Inc.	370	17,120
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	460	10,614
Alliance Atlantis Communications, Inc. Class B (non-vtg.) (a)	240	5,518
Astral Media, Inc. Class A (non-vtg.)	240	5,557
Bank of Montreal, Quebec	760	35,914
Bank of Nova Scotia	1,580	51,376
Barrick Gold Corp.	270	6,119
BCE, Inc.	660	15,331
Brascan Corp. Class A (ltd. vtg.)	725	25,825
Canadian Imperial Bank of Commerce	650	39,442
Canadian National Railway Co.	170	9,156
Canadian Natural Resources Ltd.	900	37,896
Canadian Tire Corp. Ltd. Class A (non vtg.)	190	8,152
Canfor Corp. (a)	1,280	15,377
Cascades, Inc.	380	4,228
Cedara Software Corp. (a)	570	4,250
Celestica, Inc. (sub. vtg.) (a)	410	5,956
Chum Ltd. Class B (non-vtg.)	270	6,205
Corby Distilleries Ltd. Class A	70	3,768
CryoCath Technologies, Inc. (a)	750	4,095
Cryptologic, Inc.	270	4,137
EnCana Corp.	674	33,427
Falconbridge Ltd.	570	14,345
Fraser Papers, Inc. (a)	134	1,546
Geac Computer Corp. Ltd. (a)	1,240	8,573
Gerdau AmeriSteel Corp. (a)	2,900	14,026
Great-West Lifeco, Inc.	160	3,338
GSI Lumonics, Inc. (a)	940	8,305
Home Capital Group, Inc.	380	8,347
Inco Ltd. (a)	270	9,549
Inmet Mining Corp. (a)	860	13,311
International Forest Products (Interfor) Class A (a)	880	5,607
IPSCO, Inc.	580	15,507
Leitch Technology Corp. (a)	200	1,494
Loblaw Companies Ltd.	95	5,156
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Manulife Financial Corp.	930	$ 43,436
Mediagrif Interactive Technologies, Inc. (a)	230	1,737
Mitec Telecom, Inc. (a)	930	1,016
Mullen Transportation, Inc.	110	3,884
National Bank of Canada	730	29,240
Noranda, Inc.	530	9,126
Norbord, Inc.	670	6,057
Nortel Networks Corp. (a)	2,570	8,712
NOVA Chemicals Corp.	390	15,227
Open Text Corp. (a)	610	10,278
Pason Systems, Inc.	90	2,255
Petro-Canada	400	21,835
PetroKazakhstan, Inc. Class A	610	22,540
Placer Dome, Inc.	780	16,768
Potash Corp. of Saskatchewan	200	13,409
Power Corp. of Canada (sub. vtg.)	540	13,001
Power Financial Corp.	720	17,736
QLT, Inc. (a)	380	6,303
Quebecor, Inc. Class B (sub. vtg.)	470	9,995
Reitmans Canada Ltd. Class A (non-vtg.)	540	9,312
Research in Motion Ltd. (a)	240	21,155
Riverside Forest Products Ltd.	260	8,533
Rogers Wireless Communications, Inc. Class B (a)	470	17,058
RONA, Inc. (a)	550	15,355
Royal Bank of Canada	610	31,756
Russel Metals, Inc.	1,310	14,048
Sherritt International Corp. (a)	800	5,235
Sierra Wireless, Inc. (a)	480	8,198
Sino-Forest Corp. (a)	2,080	4,799
Sleeman Breweries Ltd. (a)	40	498
Sun Life Financial, Inc.	1,030	31,682
Talisman Energy, Inc.	780	20,943
Teck Cominco Ltd. Class B (sub. vtg.)	140	3,350
Toromont Industries Ltd.	200	3,170
Toronto-Dominion Bank	1,170	47,056
Transat A.T., Inc. (a)	470	8,683
TSX Group, Inc.	355	14,910
Tundra Semiconductor Corp. Ltd. (a)	290	4,274
Tundra Semiconductor Corp. Ltd. (a)(c)	100	1,474
TVA Group, Inc. Class B (non. vtg.)	340	5,444
Vitran Corp., Inc. (a)	350	5,633
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Wajax Ltd.	200	$ 1,848
West Fraser Timber Co. Ltd.	340	13,401
TOTAL CANADA		1,019,596
Cayman Islands - 2.1%
Ctrip.com International Ltd. ADR	300	11,991
Noble Corp. (a)	5,960	272,253
Seagate Technology	45,820	579,165
TOTAL CAYMAN ISLANDS		863,409
Denmark - 0.8%
Danske Bank AS	4,230	118,542
ISS AS	1,928	102,915
Novo Nordisk AS Series B	2,000	99,699
TOTAL DENMARK		321,156
Finland - 0.4%
Fortum Oyj	9,240	141,893
France - 3.9%
AXA SA	5,474	118,512
BNP Paribas SA	3,292	224,751
CNP Assurances	600	40,963
Credit Agricole SA	4,063	119,431
France Telecom SA	2,714	78,028
Sanofi-Aventis	2,463	179,799
Societe Generale Series A	800	74,427
Suez SA (France)	2,800	65,643
Total SA Series B	2,025	422,334
Vivendi Universal SA (a)	8,300	227,669
TOTAL FRANCE		1,551,557
Germany - 1.6%
Allianz AG (Reg.)	1,600	170,400
Continental AG	2,000	109,542
Deutsche Boerse AG	877	43,938
Deutsche Telekom AG (Reg.) (a)	11,400	219,678
Merck KGaA	800	44,708
Siemens AG (Reg.)	500	37,370
TOTAL GERMANY		625,636
Greece - 0.6%
Cosmote Mobile Telecommunications SA	4,300	77,918
Common Stocks - continued
	Shares	Value (Note 1)
Greece - continued
EFG Eurobank Ergasias SA	3,100	$ 85,054
Greek Organization of Football Prognostics SA	3,500	71,574
TOTAL GREECE		234,546
Hong Kong - 0.7%
Cafe de Coral Holdings Ltd.	6,000	6,475
Cheung Kong Holdings Ltd.	4,000	33,146
CLP Holdings Ltd.	5,400	31,011
Esprit Holdings Ltd.	3,500	18,706
Henderson Land Development Co. Ltd.	4,000	18,552
Hong Kong & China Gas Co. Ltd.	10,400	20,042
Hong Kong Electric Holdings Ltd.	1,500	6,706
Hysan Development Co. Ltd.	6,000	9,944
Jardine Matheson Holdings Ltd.	1,000	14,800
Li & Fung Ltd.	14,000	20,684
PCCW Ltd. (a)	26,000	15,783
Sun Hung Kai Properties Ltd.	2,000	18,500
Swire Pacific Ltd. (A Shares)	2,500	17,665
Television Broadcasts Ltd.	4,000	17,113
Wharf Holdings Ltd.	6,000	19,734
Wing Hang Bank Ltd.	500	3,421
TOTAL HONG KONG		272,282
Ireland - 0.4%
CRH PLC	6,327	151,812
Italy - 1.5%
Autostrade Spa	4,940	108,417
Banca Intesa Spa	13,109	53,850
Banco Popolare di Verona e Novara	7,490	133,231
ENI Spa	11,211	256,575
Riunione Adriatica di Sicurta Spa (RAS)	2,315	49,044
TOTAL ITALY		601,117
Japan - 11.1%
Acom Co. Ltd.	350	21,992
Advantest Corp.	400	28,006
Aeon Co. Ltd.	1,400	22,435
Aisin Seiki Co. Ltd.	1,500	33,661
Ajinomoto Co., Inc.	1,000	11,093
Asahi Glass Co. Ltd.	6,000	55,218
Bridgestone Corp.	3,000	54,424
Canon, Inc.	1,200	59,400
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Citizen Watch Co. Ltd.	2,000	$ 18,822
Culture Convenience Club Co. Ltd.	900	11,225
Cyber Agent Ltd. (a)	2	5,820
Dai Nippon Printing Co. Ltd.	2,000	27,420
Daicel Chemical Industries Ltd.	2,000	9,468
Dainippon Ink & Chemicals, Inc.	6,000	13,549
Dainippon Screen Manufacturing Co. Ltd.	3,000	15,534
Daiwa House Industry Co. Ltd.	1,000	10,242
Daiwa Securities Group, Inc.	5,000	30,708
Denki Kagaku Kogyo KK	4,000	12,170
Denso Corp.	2,100	50,399
East Japan Railway Co.	13	68,418
FamilyMart Co. Ltd.	1,100	29,570
Fancl Corp.	400	14,740
Fanuc Ltd.	400	24,189
Fast Retailing Co. Ltd.	400	25,474
Fuji Heavy Industries Ltd.	5,000	24,330
Fuji Photo Film Co. Ltd.	3,600	123,135
Fuji Television Network, Inc.	19	42,906
Fujikura Ltd.	5,000	22,015
Fujitsu Ltd.	12,000	71,545
Funai Electric Co. Ltd.	200	26,192
Furukawa Electric Co. Ltd. (a)	3,000	12,586
Hitachi Cable Ltd.	4,000	15,685
Hitachi Chemical Co. Ltd.	1,300	20,562
Hitachi Information Systems Co. Ltd.	400	9,997
Honda Motor Co. Ltd.	3,000	145,740
Ibiden Co. Ltd.	800	12,344
Isetan Co. Ltd.	800	8,164
Ito Yokado Ltd.	2,100	75,400
ITOCHU TECHNO-SCIENCE Corp. (CTC)	700	28,308
Izumi Co. Ltd.	400	8,031
JAFCO Co. Ltd.	600	30,897
JFE Holdings, Inc.	1,600	43,010
Js Group Corp.	1,000	17,820
JSR Corp.	600	10,930
Kamigumi Co. Ltd.	3,000	21,316
KDDI Corp.	15	72,282
Keyence Corp.	100	22,563
Konica Minolta Holdings, Inc.	3,500	46,761
Kyocera Corp.	600	43,596
Matsushita Electric Industrial Co. Ltd.	2,000	29,020
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Meitec Corp.	700	$ 26,390
Millea Holdings, Inc.	5	66,141
Mitsubishi Corp.	800	8,852
Mitsubishi Electric Corp.	8,000	37,492
Mitsubishi Securities Co. Ltd.	3,000	27,921
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	8	67,920
Mitsui & Co. Ltd.	5,000	42,094
Mitsui Fudosan Co. Ltd.	3,000	31,889
Mitsui O.S.K. Lines Ltd.	3,000	17,801
Mizuho Financial Group, Inc.	22	85,019
Murata Manufacturing Co. Ltd.	600	28,629
NEC Corp.	4,000	22,223
NGK Insulators Ltd.	6,000	48,528
NGK Spark Plug Co. Ltd.	4,000	39,382
Nintendo Co. Ltd.	300	33,902
Nippon Electric Glass Co. Ltd.	2,000	44,692
Nippon Express Co. Ltd.	2,000	9,657
Nippon Mining Holdings, Inc.	2,000	9,524
Nippon Paper Group, Inc.	2	8,901
Nippon Sheet Glass Co. Ltd.	2,000	6,746
Nippon Steel Corp.	19,000	44,522
Nippon Television Network Corp.	360	53,268
Nishi-Nippon City Bank Ltd.	7,000	31,152
Nitto Denko Corp.	900	42,774
NOK Corp.	1,800	54,764
Nomura Holdings, Inc.	3,000	36,510
Nomura Research Institute Ltd.	300	26,248
NTT Data Corp.	6	16,497
NTT DoCoMo, Inc.	44	77,744
NTT Urban Development Co. (a)(d)	5	21,260
Olympus Corp.	1,000	19,417
ORIX Corp.	200	23,489
Pioneer Corp.	400	7,253
Renown D'urban Holdings, Inc. (a)	900	8,121
Ricoh Co. Ltd.	3,000	56,125
Rohm Co. Ltd.	1,000	102,802
Sanden Corp.	4,000	26,154
Sanken Electric Co. Ltd.	2,000	23,395
Sankyo Co. Ltd. (Gunma)	600	24,037
Seiko Epson Corp.	700	28,970
Seven Eleven Japan Co. Ltd.	1,000	29,007
SFCG Co. Ltd.	380	79,996
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Sharp Corp.	2,000	$ 27,666
Shimachu Co. Ltd.	800	18,633
Shin-Etsu Chemical Co. Ltd.	700	26,655
SMC Corp.	200	21,448
Softbank Corp.	500	22,677
Sompo Japan Insurance, Inc.	3,000	26,192
Sony Corp.	1,000	34,850
Stanley Electric Co. Ltd.	2,800	43,256
Sumitomo Chemical Co. Ltd.	10,000	48,566
Sumitomo Corp.	8,000	59,640
Sumitomo Electric Industries Ltd.	5,000	47,480
Sumitomo Mitsui Financial Group, Inc.	17	110,672
Sumitomo Osaka Cement Co. Ltd.	4,000	8,806
Sumitomo Realty & Development Co. Ltd.	4,000	44,031
Suzuki Motor Corp.	1,600	28,331
T&D Holdings, Inc. (a)	300	13,266
Taiyo Yuden Co. Ltd.	2,000	20,900
Takeda Pharamaceutical Co. Ltd.	600	29,026
Teijin Ltd.	10,000	38,929
Tokyo Broadcasting System, Inc.	2,400	38,505
Tokyo Electric Power Co.	1,900	43,086
Tokyo Electron Ltd.	500	27,165
Tokyu Corp.	4,000	18,141
Toray Industries, Inc.	8,000	37,417
Toshiba Machine Co. Ltd.	6,000	23,130
Toyota Motor Corp.	5,800	225,011
Toyota Tsusho Corp.	1,000	13,200
UFJ Holdings, Inc. (a)	18	83,677
UMC Japan (a)	5	2,131
Yahoo! Japan Corp. (a)	3	13,578
Yamaha Motor Co. Ltd.	3,000	45,722
Yamanouchi Pharmaceutical Co. Ltd.	600	22,053
Yamato Transport Co. Ltd.	2,000	27,004
Yokogawa Electric Corp.	2,000	26,116
TOTAL JAPAN		4,453,280
Liberia - 0.3%
Royal Caribbean Cruises Ltd.	2,700	125,820
Luxembourg - 0.1%
Millicom International Cellular SA unit (a)	1,300	26,369
Marshall Islands - 0.1%
Teekay Shipping Corp.	1,100	50,820
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - 1.4%
Euronext NV	1,350	$ 39,216
ING Groep NV (Certificaten Van Aandelen)	8,610	229,284
James Hardie Industries NV	1,200	5,661
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	7,000	236,668
Rodamco Europe NV	800	54,566
TOTAL NETHERLANDS		565,395
Netherlands Antilles - 0.3%
Schlumberger Ltd. (NY Shares)	1,900	119,586
New Zealand - 0.1%
Fisher & Paykel Healthcare Corp.	3,500	6,949
Sky City Entertainment Group Ltd.	2,400	7,361
Telecom Corp. of New Zealand Ltd.	5,317	21,128
TOTAL NEW ZEALAND		35,438
Norway - 0.7%
DnB NOR ASA	11,980	101,734
Statoil ASA	4,200	60,930
Telenor ASA	10,200	81,405
Yara International ASA	3,701	39,722
TOTAL NORWAY		283,791
Papua New Guinea - 0.0%
Oil Search Ltd.	7,800	10,162
Singapore - 0.6%
City Developments Ltd.	3,000	11,365
City Developments Ltd. warrants 10/5/06 (a)	300	689
DBS Group Holdings Ltd.	4,000	37,524
Flextronics International Ltd. (a)	10,070	121,344
Keppel Corp. Ltd.	4,000	19,243
Oversea-Chinese Banking Corp. Ltd.	4,000	33,194
Singapore Exchange Ltd.	6,000	6,350
Singapore Post Ltd.	34,000	16,459
TOTAL SINGAPORE		246,168
Spain - 2.2%
Acerinox SA (Reg.)	4,000	55,744
Actividades de Construccion y Servicios SA (ACS)	4,053	78,785
Altadis SA (Spain)	8,400	309,263
Bankinter SA	1,100	49,240
Corporacion Mapfre SA (Reg.)	3,100	39,274
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Sogecable SA (a)	2,450	$ 97,193
Telefonica SA	14,253	236,742
TOTAL SPAIN		866,241
Sweden - 1.5%
Hennes & Mauritz AB (H&M) (B Shares)	5,651	164,944
Skandia Foersaekrings AB	15,000	55,974
Svenska Handelsbanken AB (A Shares)	4,678	101,499
Telefonaktiebolaget LM Ericsson (B Shares) (a)	102,111	295,203
TOTAL SWEDEN		617,620
Switzerland - 2.4%
Compagnie Financiere Richemont unit	3,017	85,799
Credit Suisse Group (Reg.)	1,956	67,032
Nestle SA (Reg.)	341	80,908
Novartis AG (Reg.)	6,575	315,666
Roche Holding AG (participation certificate)	2,467	252,941
UBS AG (Reg.)	2,419	175,353
TOTAL SWITZERLAND		977,699
United Kingdom - 10.0%
3i Group PLC	18,920	202,526
Abbey National PLC	3,300	38,326
Anglo American PLC (United Kingdom)	3,557	78,046
AstraZeneca PLC (Sweden)	3,462	142,645
BAE Systems PLC	20,200	88,440
Barclays PLC	13,070	128,936
BG Group PLC	26,090	170,202
BP PLC	56,800	551,433
British Land Co. PLC	8,200	112,262
British Sky Broadcasting Group PLC (BSkyB)	6,000	56,067
Carnival PLC	3,200	169,728
GlaxoSmithKline PLC	9,131	193,577
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,844	62,296
(United Kingdom) (Reg.)	22,040	357,180
ITV PLC	23,269	45,754
Kesa Electricals PLC	9,236	46,165
Kingfisher PLC	10,558	58,642
Man Group PLC	3,250	78,059
Prudential PLC	9,790	72,052
Prudential PLC rights 11/10/04 (a)	1,631	2,757
Reuters Group PLC	13,200	89,933
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Royal Bank of Scotland Group PLC	3,000	$ 88,483
Scottish & Southern Energy PLC	7,100	108,880
Shell Transport & Trading Co. PLC (Reg.)	45,790	360,673
Standard Chartered PLC	4,600	82,292
United Business Media PLC	2,994	26,244
Vodafone Group PLC	223,964	577,603
Xstrata PLC	2,500	38,820
TOTAL UNITED KINGDOM		4,028,021
United States of America - 44.9%
Abbott Laboratories	2,690	114,675
AFLAC, Inc.	4,730	169,712
Agere Systems, Inc.:
Class A (a)	25,460	30,807
Class B (a)	33,597	38,637
Albany International Corp. Class A	3,480	104,470
Alcoa, Inc.	2,050	66,625
Allergan, Inc.	1,570	112,349
Allstate Corp.	1,590	76,463
Altera Corp. (a)	22,000	500,060
American International Group, Inc.	2,020	122,634
Amphenol Corp. Class A (a)	4,120	141,440
Analog Devices, Inc.	11,570	465,808
Apache Corp.	2,040	103,428
Apollo Investment Corp.	7,423	100,953
Aramark Corp. Class B	2,710	61,111
Avon Products, Inc.	2,380	94,129
Baker Hughes, Inc.	2,600	111,358
Bank of America Corp.	3,446	154,346
Barr Pharmaceuticals, Inc. (a)	2,250	84,713
BEA Systems, Inc. (a)	490	3,979
Becton, Dickinson & Co.	3,000	157,500
Biogen Idec, Inc. (a)	7,100	412,936
Biomet, Inc.	2,080	97,094
BJ Services Co.	1,400	71,400
Caterpillar, Inc.	960	77,318
Cendant Corp.	5,820	119,834
Centex Corp.	2,980	154,781
Charles Schwab Corp.	5,110	46,757
ChevronTexaco Corp.	4,420	234,525
Clear Channel Communications, Inc.	3,154	105,344
ConocoPhillips	1,190	100,329
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Danaher Corp.	6,280	$ 346,216
Dean Foods Co. (a)	1,700	50,745
Dell, Inc. (a)	18,250	639,845
Dow Chemical Co.	5,020	225,599
Eagle Materials, Inc.	54	3,732
Eagle Materials, Inc. Class B	184	12,295
EMC Corp. (a)	46,620	599,999
Emulex Corp. (a)	10,500	110,355
ENSCO International, Inc.	3,270	99,899
Fannie Mae	1,480	103,822
FedEx Corp.	2,050	186,796
FirstEnergy Corp.	1,190	49,183
Freeport-McMoRan Copper & Gold, Inc. Class B	6,630	240,139
Genentech, Inc. (a)	10,240	466,227
Gillette Co.	5,730	237,680
Golden West Financial Corp., Delaware	1,010	118,089
Hartford Financial Services Group, Inc.	4,200	245,616
HCA, Inc.	1,110	40,770
Herman Miller, Inc.	1,700	39,270
Home Depot, Inc.	1,190	48,885
Hudson Highland Group, Inc. (a)	207	5,913
Intel Corp.	2,640	58,766
Intersil Corp. Class A	640	10,445
J.P. Morgan Chase & Co.	2,580	99,588
Jabil Circuit, Inc. (a)	5,080	123,495
Johnson & Johnson	3,870	225,931
Juniper Networks, Inc. (a)	5,300	141,033
KB Home	420	34,545
KLA-Tencor Corp. (a)	8,640	393,379
Lattice Semiconductor Corp. (a)	960	4,771
Lennar Corp.:
Class A	1,920	86,362
Class B	2,096	86,523
Liberty Media Corp. Class A (a)	7,987	71,244
Liberty Media International, Inc. Class A (a)	1,884	67,918
LSI Logic Corp. (a)	2,750	12,513
Lyondell Chemical Co.	8,380	192,572
Manpower, Inc.	4,400	199,100
Masco Corp.	1,510	51,733
Maytag Corp.	1,360	23,664
McDonald's Corp.	5,100	148,665
Medtronic, Inc.	2,990	152,819
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Merrill Lynch & Co., Inc.	2,010	$ 108,419
MetLife, Inc.	6,860	263,081
Mettler-Toledo International, Inc. (a)	2,550	122,145
Micron Technology, Inc. (a)	3,670	44,701
Microsoft Corp.	18,520	518,375
Millennium Chemicals, Inc. (a)	500	10,740
Monster Worldwide, Inc. (a)	3,370	94,529
Morgan Stanley	3,010	153,781
Motorola, Inc.	2,920	50,399
National Semiconductor Corp. (a)	3,040	50,768
National-Oilwell, Inc. (a)	2,970	100,119
Nextel Communications, Inc. Class A (a)	4,400	116,556
NIKE, Inc. Class B	960	78,058
Northrop Grumman Corp.	760	39,330
Peabody Energy Corp.	4,200	267,876
PepsiCo, Inc.	2,890	143,286
Perrigo Co.	3,780	68,720
Pfizer, Inc.	16,732	484,391
Phelps Dodge Corp.	2,530	221,476
PolyOne Corp. (a)	4,210	31,870
Pride International, Inc. (a)	2,030	37,514
Pulte Homes, Inc.	1,920	105,370
RealNetworks, Inc. (a)	3,190	15,472
SafeNet, Inc. (a)	2,100	64,323
SBC Communications, Inc.	17,600	444,576
St. Jude Medical, Inc. (a)	8,740	669,221
Stryker Corp.	3,960	170,636
Synthes, Inc.	960	102,610
Tenet Healthcare Corp. (a)	3,495	37,466
Teradyne, Inc. (a)	10,720	177,523
Texas Instruments, Inc.	5,020	122,739
Time Warner, Inc. (a)	11,520	191,693
Transocean, Inc. (a)	2,000	70,500
Union Pacific Corp.	750	47,228
UnitedHealth Group, Inc.	1,960	141,904
Univision Communications, Inc. Class A (a)	20,570	636,847
VERITAS Software Corp. (a)	3,020	66,078
Viacom, Inc. Class B (non-vtg.)	4,701	171,539
Volterra Semiconductor Corp.	2,700	45,900
Wachovia Corp.	4,080	200,777
Wal-Mart Stores, Inc.	1,550	83,576
Waste Management, Inc.	4,510	128,445
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Weatherford International Ltd. (a)	5,750	$ 300,495
Wells Fargo & Co.	1,000	59,720
Whole Foods Market, Inc.	810	65,958
Wyeth	1,970	78,111
Xilinx, Inc.	1,010	30,906
Zimmer Holdings, Inc. (a)	6,580	510,542
TOTAL UNITED STATES OF AMERICA		18,037,945
TOTAL COMMON STOCKS (Cost $33,772,470)		37,688,940
Nonconvertible Preferred Stocks - 0.8%

Australia - 0.1%
News Corp. Ltd. (ltd. vtg.)	3,649	28,688
Germany - 0.3%
Fresenius AG	1,100	93,329
Fresenius Medical Care AG	330	18,062
ProSiebenSat.1 Media AG	1,743	31,316
TOTAL GERMANY		142,707
Italy - 0.4%
Telecom Italia Spa (Risp)	66,970	167,375
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $273,874)		338,770
Government Obligations - 0.1%
Principal Amount
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.65% 12/9/04 (e) (Cost $49,911)	$ 50,000	49,909
Money Market Funds - 5.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b) (Cost $2,148,942)	2,148,942	$ 2,148,942
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $36,245,197)		40,226,561
NET OTHER ASSETS - (0.2)%		(89,919)
NET ASSETS - 100%		$ 40,136,642
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
14 S&P 500 E-Mini Index Contracts	Dec. 2004	$ 791,210	$ 5,956

The face value of futures purchased as a percentage of net assets - 2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,474 or 0.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $49,909.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $2,302,000, all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (cost $36,245,197) - See accompanying schedule		$ 40,226,561
Receivable for investments sold		295,275
Receivable for fund shares sold		25,476
Dividends receivable		43,873
Interest receivable		2,880
Receivable for daily variation on futures contracts		2,086
Receivable from investment adviser for expense reductions		10,270
Other affiliated receivables		16
Other receivables		4,531
Total assets		40,610,968

Liabilities
Payable for investments purchased
Regular delivery	$ 327,672
Delayed delivery	21,073
Payable for fund shares redeemed	8,787
Accrued management fee	23,855
Distribution fees payable	18,138
Other affiliated payables	17,770
Other payables and accrued expenses	57,031
Total liabilities		474,326

Net Assets		$ 40,136,642
Net Assets consist of:
Paid in capital		$ 38,587,688
Accumulated net investment loss		(40,373)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,399,835)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,989,162
Net Assets		$ 40,136,642

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,449,731 ÷ 711,450 shares)	$ 11.88

Maximum offering price per share (100/94.25 of $11.88)	$ 12.60
Class T: Net Asset Value and redemption price per share ($20,965,689 ÷ 1,789,747 shares)	$ 11.71

Maximum offering price per share (100/96.50 of $11.71)	$ 12.13
Class B: Net Asset Value and offering price per share ($5,574,978 ÷ 489,910 shares) A	$ 11.38

Class C: Net Asset Value and offering price per share ($3,959,211 ÷ 347,492 shares) A	$ 11.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,187,033 ÷ 98,407 shares)	$ 12.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 532,821
Interest		27,083
		559,904
Less foreign taxes withheld		(38,359)
Total income		521,545

Expenses
Management fee	$ 270,966
Transfer agent fees	178,539
Distribution fees	209,062
Accounting fees and expenses	37,524
Non-interested trustees' compensation	189
Custodian fees and expenses	79,294
Registration fees	66,170
Audit	35,089
Legal	3,594
Miscellaneous	24,415
Total expenses before reductions	904,842
Expense reductions	(144,987)	759,855
Net investment income (loss)		(238,310)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,692,845
Foreign currency transactions	(4,338)
Futures contracts	78,212
Total net realized gain (loss)		2,766,719
Change in net unrealized appreciation (depreciation) on: Investment securities	807,192
Assets and liabilities in foreign currencies	1,008
Futures contracts	(28,444)
Total change in net unrealized appreciation (depreciation)		779,756
Net gain (loss)		3,546,475
Net increase (decrease) in net assets resulting from operations		$ 3,308,165

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (238,310)	$ (154,031)
Net realized gain (loss)	2,766,719	133,708
Change in net unrealized appreciation (depreciation)	779,756	5,656,575
Net increase (decrease) in net assets resulting from operations	3,308,165	5,636,252
Share transactions - net increase (decrease)	6,774,804	954,173
Redemption fees	1,085	-
Total increase (decrease) in net assets	10,084,054	6,590,425

Net Assets
Beginning of period	30,052,588	23,462,163
End of period (including accumulated net investment loss of $40,373 and accumulated net investment loss of $32,311, respectively)	$ 40,136,642	$ 30,052,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 8.62	$ 9.76	$ 12.62	$ 11.79
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	(.05)	(.02) E	(.04) D
Net realized and unrealized gain (loss)	1.19	2.13	(1.09)	(2.84)	1.13
Total from investment operations	1.15	2.11	(1.14)	(2.86)	1.09
Distributions from net realized gain	-	-	-	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	-	-	(.26)
Redemption fees added to paid in capital C	- G	-	-	-	-
Net asset value, end of period	$ 11.88	$ 10.73	$ 8.62	$ 9.76	$ 12.62
Total Return A, B	10.72%	24.48%	(11.68)%	(22.66)%	9.28%
Ratios to Average Net Assets F
Expenses before expense reductions	1.97%	2.25%	2.38%	2.40%	2.32%
Expenses net of voluntary waivers, if any	1.75%	1.76%	1.94%	2.00%	2.00%
Expenses net of all reductions	1.72%	1.73%	1.92%	1.96%	1.99%
Net investment income (loss)	(.33)%	(.27)%	(.57)%	(.17)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,450	$ 4,436	$ 3,343	$ 3,516	$ 2,868
Portfolio turnover rate	59%	53%	76%	141%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 8.54	$ 9.70	$ 12.60	$ 11.77
Income from Investment Operations
Net investment income (loss) C	(.07)	(.05)	(.08)	(.05) E	(.08) D
Net realized and unrealized gain (loss)	1.17	2.12	(1.08)	(2.85)	1.15
Total from investment operations	1.10	2.07	(1.16)	(2.90)	1.07
Distributions from net realized gain	-	-	-	-	(.18)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	-	-	(.24)
Redemption fees added to paid in capital C	- G	-	-	-	-
Net asset value, end of period	$ 11.71	$ 10.61	$ 8.54	$ 9.70	$ 12.60
Total Return A, B	10.37%	24.24%	(11.96)%	(23.02)%	9.12%
Ratios to Average Net Assets F
Expenses before expense reductions	2.39%	2.65%	2.85%	2.88%	2.70%
Expenses net of voluntary waivers, if any	2.00%	2.01%	2.19%	2.25%	2.25%
Expenses net of all reductions	1.97%	1.98%	2.16%	2.21%	2.24%
Net investment income (loss)	(.58)%	(.52)%	(.81)%	(.42)%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,966	$ 17,334	$ 12,496	$ 7,642	$ 8,019
Portfolio turnover rate	59%	53%	76%	141%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 8.38	$ 9.56	$ 12.48	$ 11.71
Income from Investment Operations
Net investment income (loss) C	(.12)	(.09)	(.12)	(.10) E	(.14) D
Net realized and unrealized gain (loss)	1.14	2.07	(1.06)	(2.82)	1.14
Total from investment operations	1.02	1.98	(1.18)	(2.92)	1.00
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	-	-	(.23)
Redemption fees added to paid in capital C	- G	-	-	-	-
Net asset value, end of period	$ 11.38	$ 10.36	$ 8.38	$ 9.56	$ 12.48
Total Return A, B	9.85%	23.63%	(12.34)%	(23.40)%	8.56%
Ratios to Average Net Assets F
Expenses before expense reductions	3.00%	3.25%	3.36%	3.30%	3.24%
Expenses net of voluntary waivers, if any	2.50%	2.50%	2.69%	2.75%	2.75%
Expenses net of all reductions	2.47%	2.47%	2.66%	2.71%	2.74%
Net investment income (loss)	(1.08)%	(1.01)%	(1.31)%	(.92)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,575	$ 4,918	$ 3,848	$ 4,865	$ 5,187
Portfolio turnover rate	59%	53%	76%	141%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 8.39	$ 9.58	$ 12.49	$ 11.71
Income from Investment Operations
Net investment income (loss) C	(.12)	(.09)	(.12)	(.10) E	(.14) D
Net realized and unrealized gain (loss)	1.13	2.08	(1.07)	(2.81)	1.15
Total from investment operations	1.01	1.99	(1.19)	(2.91)	1.01
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	-	-	(.23)
Redemption fees added to paid in capital C	- G	-	-	-	-
Net asset value, end of period	$ 11.39	$ 10.38	$ 8.39	$ 9.58	$ 12.49
Total Return A, B	9.73%	23.72%	(12.42)%	(23.30)%	8.65%
Ratios to Average Net Assets F
Expenses before expense reductions	2.87%	3.10%	3.18%	3.16%	3.13%
Expenses net of voluntary waivers, if any	2.50%	2.50%	2.69%	2.75%	2.75%
Expenses net of all reductions	2.47%	2.47%	2.66%	2.71%	2.74%
Net investment income (loss)	(1.08)%	(1.01)%	(1.31)%	(.92)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,959	$ 3,190	$ 2,967	$ 3,750	$ 5,146
Portfolio turnover rate	59%	53%	76%	141%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 8.68	$ 9.81	$ 12.68	$ 11.81
Income from Investment Operations
Net investment income (loss) B	(.01)	- F	(.03)	.01 D	(.01) C
Net realized and unrealized gain (loss)	1.19	2.20	(1.10)	(2.88)	1.16
Total from investment operations	1.18	2.20	(1.13)	(2.87)	1.15
Distributions from net realized gain	-	-	-	-	(.21)
Distributions in excess of net realized gain	-	-	-	-	(.07)
Total distributions	-	-	-	-	(.28)
Redemption fees added to paid in capital B	- F	-	-	-	-
Net asset value, end of period	$ 12.06	$ 10.88	$ 8.68	$ 9.81	$ 12.68
Total Return A	10.85%	25.35%	(11.52)%	(22.63)%	9.79%
Ratios to Average Net Assets E
Expenses before expense reductions	1.55%	1.87%	1.95%	2.02%	2.06%
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.47%	1.48%	1.67%	1.71%	1.74%
Net investment income (loss)	(.08)%	(.01)%	(.32)%	.08%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,187	$ 175	$ 808	$ 909	$ 1,256
Portfolio turnover rate	59%	53%	76%	141%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.03 per share.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,749,358
Unrealized depreciation	(1,898,026)
Net unrealized appreciation (depreciation)	3,851,332
Capital loss carryforward	(2,302,388)

Cost for federal income tax purposes	$ 36,375,229

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $27,334,237 and $20,514,668, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 18,004	$ 1,049
Class T	.25%	.25%	100,260	-
Class B	.75%	.25%	54,004	40,502
Class C	.75%	.25%	36,794	7,457
			$ 209,062	$ 49,008

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,416
Class T	6,434
Class B*	15,613
Class C*	187
$ 29,650

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 26,405.37
Class T	99,057.49
Class B	32,897.61
Class C	17,678.48
Institutional Class	2,502.25
	$ 178,539

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $25,898 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,534 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.75%	$ 16,007
Class T	2.00%	77,760
Class B	2.50%	27,180
Class C	2.50%	13,535
Institutional Class	1.50%	479
		$ 134,961

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $10,026 for the period.

Annual Report

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	384,850	136,246	$ 4,439,108	$ 1,270,282
Shares redeemed	(86,624)	(110,997)	(1,001,333)	(1,047,311)
Net increase (decrease)	298,226	25,249	$ 3,437,775	$ 222,971
Class T
Shares sold	937,092	589,459	$ 10,650,883	$ 5,360,716
Shares redeemed	(780,388)	(419,255)	(8,915,832)	(3,739,570)
Net increase (decrease)	156,704	170,204	$ 1,735,051	$ 1,621,146
Class B
Shares sold	138,798	101,806	$ 1,541,743	$ 919,391
Shares redeemed	(123,447)	(86,440)	(1,364,796)	(766,624)
Net increase (decrease)	15,351	15,366	$ 176,947	$ 152,767
Class C
Shares sold	106,121	46,725	$ 1,182,163	$ 426,595
Shares redeemed	(66,101)	(92,865)	(732,887)	(817,236)
Net increase (decrease)	40,020	(46,140)	$ 449,276	$ (390,641)
Institutional Class
Shares sold	122,911	28,067	$ 1,457,480	$ 247,062
Shares redeemed	(40,611)	(105,018)	(481,725)	(899,132)
Net increase (decrease)	82,300	(76,951)	$ 975,755	$ (652,070)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Global Equity (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Global Equity. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard C Habermann (64)

Year of Election or Appointment: 1998
Vice President of Advisor Global Equity. Mr. Habermann serves as Vice President of other funds advised by FMR. Mr. Habermann also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).

Harry W. Lange (52)

Year of Election or Appointment: 2002
Vice President of Advisor Global Equity. Mr. Lange also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Lange managed a variety of Fidelity funds. Mr. Lange also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Peter J. Millington (39)

Year of Election or Appointment: 2004

Vice President of Advisor Global Equity. Mr. Millington also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Millington worked as a quantitative analyst and portfolio manager. Mr. Millington also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Global Equity. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Global Equity. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Global Equity. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Global Equity. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Global Equity. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Global Equity. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Global Equity. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Global Equity. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Global Equity. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Global Equity. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Global Equity. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Global Equity. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Global Equity. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	14,123,933.70	70.381
Against	2,055,191.21	10.241
Abstain	1,512,009.30	7.535
Broker Non-Votes	2,376,651.52	11.843
TOTAL	20,067,785.73	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLOI-UANN-1204
1.784745.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Latin America

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Distributions	45
Proxy Voting Results	46

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	27.22%	7.03%	8.74%
Class T (incl. 3.50% sales charge)	29.88%	7.29%	8.93%
Class B (incl. contingent deferred sales charge) B	28.95%	7.24%	8.97%
Class C (incl. contingent deferred sales charge) C	32.98%	7.51%	9.05%

A From December 21, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Class T on December 21, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM - Latin America Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Claudio Brocado, Portfolio Manager of Fidelity® Advisor Latin America Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12-month period that ended October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 34.98%, 34.59%, 33.95% and 33.98%, respectively. In comparison, the Morgan Stanley Capital International Emerging Markets-Latin America Index gained 36.86% and the LipperSM Latin American Funds Average gained 34.21% during the same period. It was a generally favorable environment for investing in Latin American stocks. Valuations continued to be extremely attractive, and earnings growth was robust. Favorable stock selection - especially in materials, a very important sector in the region's economy - was the biggest factor in the fund's strong absolute performance. The two biggest contributors to performance relative to the index were Usiminas and Caemi Mineracao, both Brazilian materials companies. Hylsamex, Mexico's leading steel company, also contributed nicely to performance. Valuations for telecommunication services companies were under pressure during the period, hurting such stocks as Brazil's Telebras and Telefonos de Mexico.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,226.70	$ 11.19
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class T
Actual	$ 1,000.00	$ 1,224.60	$ 12.58
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
Class B
Actual	$ 1,000.00	$ 1,222.10	$ 15.36
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Class C
Actual	$ 1,000.00	$ 1,222.00	$ 15.36
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Institutional Class
Actual	$ 1,000.00	$ 1,227.90	$ 9.80
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	2.00%
Class T	2.25%
Class B	2.75%
Class C	2.75%
Institutional Class	1.75%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	10.5	10.3
Petroleo Brasileiro SA Petrobras (Brazil, Oil & Gas)	8.6	9.1
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	7.7	10.1
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	4.4	4.2
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	3.7	5.3
	34.9
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	24.2	22.2
Telecommunication Services	22.7	29.3
Energy	12.6	13.8
Consumer Staples	12.2	12.3
Financials	10.6	8.5
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	50.0	45.8
Mexico	37.8	43.1
Chile	3.0	2.7
Peru	1.9	1.6
Luxembourg	1.8	1.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 96.0%	Stocks 98.7%
Short-Term Investments and Net Other Assets 4.0%	Short-Term Investments and Net Other Assets 1.3%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value (Note 1)
Argentina - 1.1%
Inversiones y Representaciones SA sponsored GDR (a)	1,018	$ 9,681
Petrobras Energia Participaciones SA sponsored ADR (a)	6,677	75,784
Telecom Argentina SA sponsored ADR (a)	6,200	65,968
TOTAL ARGENTINA		151,433
Brazil - 49.6%
Aracruz Celulose SA sponsored ADR	3,704	124,751
Banco Bradesco SA:
(PN)	2,480	149,793
sponsored ADR	3,500	213,045
Banco do Brasil SA	6,600	66,017
Banco Itau Holding Financeira SA:
(PN)	3,779	456,639
sponsored ADR	600	36,300
Braskem SA Series A (a)	3,800,000	139,547
Caemi Mineracao E Metalurgia SA (PN) (a)	478,800	286,351
Centrais Electricas Brasileiras (Electrobras) SA:
(ON)	5,083,000	78,932
(PN-B)	7,643,800	113,324
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	2,600	61,880
Companhia de Bebidas das Americas (AmBev) sponsored ADR	15,800	391,840
Companhia Energetica Minas Gerais (CEMIG) (PN)	8,789,179	202,880
Companhia Paranaense de Energia-Copel sponsored ADR	8,500	30,430
Companhia Vale do Rio Doce:
(PN-A)	8,400	152,180
sponsored:
ADR	17,500	370,300
ADR (non-vtg.)	10,200	185,640
Compania de Saneamento Basico do Estado de Sao Paulo (SABESP) ADR	6,600	66,330
Embraer - Empresa Brasileira de Aeronautica SA	12,400	60,238
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	8,840	234,614
Gerdau SA sponsored ADR	12,490	184,352
Grendene SA	5,000	60,593
Natura Cosmeticos SA	4,500	91,283
Petroleo Brasileiro SA Petrobras:
(PN)	12,500	408,324
sponsored:
ADR	6,900	245,019
ADR (non-vtg.)	22,700	740,020
Sadia SA	34,900	63,105
Common Stocks - continued
	Shares	Value (Note 1)
Brazil - continued
Siderurgica Nacional Compania ADR	14,700	$ 216,825
Suzano Bahia Sul Papel e Celulose SA	10,601	44,973
Tele Centro Oeste Celular Participacoes SA ADR (a)	2,416	22,276
Tele Leste Celular Participacoes SA sponsored ADR (a)	72	824
Tele Norte Leste Participacoes SA ADR	19,068	249,409
Telebras sponsored ADR	6,600	173,976
TIM Participacoes SA sponsored ADR	583	8,273
Uniao de Bancos Brasileiros SA (Unibanco) GDR	8,600	227,470
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	24,200	366,058
Votorantim Celulose e Papel SA:
(PN)	656,100	45,411
sponsored ADR	1,900	65,645
TOTAL BRAZIL		6,634,867
Chile - 3.0%
Banco Santander Chile sponsored ADR	3,356	93,834
CorpBanca SA sponsored ADR (c)	2,400	63,609
Empresa Nacional de Electricidad SA sponsored ADR	3,900	65,130
Enersis SA sponsored ADR	18,725	141,561
Vina Concha y Toro SA sponsored ADR	594	38,046
TOTAL CHILE		402,180
Luxembourg - 1.8%
Millicom International Cellular SA (a)	900	17,883
Tenaris SA sponsored ADR	4,884	218,657
TOTAL LUXEMBOURG		236,540
Mexico - 37.8%
America Movil SA de CV sponsored ADR	32,000	1,407,996
Cemex SA de CV sponsored ADR	17,263	500,282
Consorcio ARA SA de CV (a)	23,900	63,898
Fomento Economico Mexicano SA de CV sponsored ADR	8,021	353,726
Grupo Bimbo SA de CV Series A	18,900	42,570
Grupo Financiero Inbursa SA de CV Series O	52,575	87,891
Grupo Mexico SA de CV Series B (a)	29,751	122,882
Grupo Modelo SA de CV Series C	62,200	159,395
Grupo Televisa SA de CV sponsored ADR	10,639	585,145
Hylsamex SA de CV Series B (a)	57,800	126,430
Industrias Penoles SA de CV	8,000	36,544
Telefonos de Mexico SA de CV sponsored ADR	30,101	1,030,658
TV Azteca SA de CV sponsored ADR	5,600	56,112
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Urbi, Desarrollos Urbanos, SA de CV	17,100	$ 63,708
Wal-Mart de Mexico SA de CV Series V	127,739	417,900
TOTAL MEXICO		5,055,137
Peru - 1.9%
Compania de Minas Buenaventura SA sponsored ADR	9,945	247,034
United Kingdom - 0.4%
Antofagasta PLC	3,000	55,019
TOTAL COMMON STOCKS (Cost $10,115,418)		12,782,210
Nonconvertible Preferred Stocks - 0.4%

Brazil - 0.4%
Telemar Norte Leste SA (PN-A) (Cost $52,401)	2,652	48,964
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 1.79% (b) (Cost $586,568)	586,568	586,568
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.8%, dated 10/29/04 due 11/1/04) (Cost $27,000)	$ 27,004	27,000
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $10,781,387)		13,444,742
NET OTHER ASSETS - (0.6)%		(76,810)
NET ASSETS - 100%		$ 13,367,932
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $63,609 or 0.5% of net assets.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $312,000, all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $27,000) (cost $10,781,387) - See accompanying schedule		$ 13,444,742
Cash		458
Receivable for fund shares sold		185,681
Dividends receivable		80,782
Interest receivable		843
Receivable from investment adviser for expense reductions		3,677
Other affiliated receivables		75
Other receivables		572
Total assets		13,716,830

Liabilities
Payable for investments purchased	$ 272,518
Payable for fund shares redeemed	22,706
Accrued management fee	7,580
Distribution fees payable	5,594
Other affiliated payables	6,471
Other payables and accrued expenses	34,029
Total liabilities		348,898

Net Assets		$ 13,367,932
Net Assets consist of:
Paid in capital		$ 10,936,009
Undistributed net investment income		117,443
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(349,429)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,663,909
Net Assets		$ 13,367,932

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,954,358 ÷ 116,879 shares)	$ 16.72

Maximum offering price per share (100/94.25 of $16.72)	$ 17.74
Class T: Net Asset Value and redemption price per share ($2,584,940 ÷ 155,396 shares)	$ 16.63

Maximum offering price per share (100/96.50 of $16.63)	$ 17.23
Class B: Net Asset Value and offering price per share ($3,221,937 ÷ 196,484 shares) A	$ 16.40

Class C: Net Asset Value and offering price per share ($2,166,960 ÷ 132,521 shares) A	$ 16.35

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,439,737 ÷ 202,693 shares)	$ 16.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 440,873
Interest		3,360
		444,233
Less foreign taxes withheld		(39,724)
Total income		404,509

Expenses
Management fee	$ 81,225
Transfer agent fees	45,566
Distribution fees	55,030
Accounting fees and expenses	37,502
Non-interested trustees' compensation	54
Custodian fees and expenses	22,983
Registration fees	63,530
Audit	34,388
Legal	1,159
Miscellaneous	5,855
Total expenses before reductions	347,292
Expense reductions	(98,527)	248,765
Net investment income (loss)		155,744
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	607,172
Foreign currency transactions	(14,731)
Total net realized gain (loss)		592,441
Change in net unrealized appreciation (depreciation) on: Investment securities	1,802,268
Assets and liabilities in foreign currencies	573
Total change in net unrealized appreciation (depreciation)		1,802,841
Net gain (loss)		2,395,282
Net increase (decrease) in net assets resulting from operations		$ 2,551,026

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 155,744	$ 31,490
Net realized gain (loss)	592,441	255,710
Change in net unrealized appreciation (depreciation)	1,802,841	1,354,922
Net increase (decrease) in net assets resulting from operations	2,551,026	1,642,122
Distributions to shareholders from net investment income	(34,709)	(15,776)
Share transactions - net increase (decrease)	5,776,559	396,070
Redemption fees	4,047	-
Total increase (decrease) in net assets	8,296,923	2,022,416

Net Assets
Beginning of period	5,071,009	3,048,593
End of period (including undistributed net investment income of $117,443 and undistributed net investment income of $10,342, respectively)	$ 13,367,932	$ 5,071,009

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.49	$ 8.29	$ 9.62	$ 13.26	$ 11.64
Income from Investment Operations
Net investment income (loss) C	.24	.12	.09	.14 D	(.07)
Net realized and unrealized gain (loss)	4.09	4.17	(1.30)	(3.70)	1.69
Total from investment operations	4.33	4.29	(1.21)	(3.56)	1.62
Distributions from net investment income	(.11)	(.09)	(.12)	-	-
Distributions from net realized gain	-	-	-	(.08)	-
Total distributions	(.11)	(.09)	(.12)	(.08)	-
Redemption fees added to paid in capital C	.01	-	-	-	-
Net asset value, end of period	$ 16.72	$ 12.49	$ 8.29	$ 9.62	$ 13.26
Total Return A, B	34.98%	52.29%	(12.87)%	(26.97)%	13.92%
Ratios to Average Net Assets E
Expenses before expense reductions	3.07%	5.92%	5.99%	4.96%	3.95%
Expenses net of voluntary waivers, if any	2.02%	2.02%	2.15%	2.11%	2.06%
Expenses net of all reductions	1.98%	2.02%	2.12%	2.05%	2.04%
Net investment income (loss)	1.63%	1.22%	.86%	1.22%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,954	$ 918	$ 428	$ 546	$ 921
Portfolio turnover rate	71%	67%	132%	111%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 8.24	$ 9.57	$ 13.21	$ 11.62
Income from Investment Operations
Net investment income (loss) C	.20	.10	.06	.11 D	(.11)
Net realized and unrealized gain (loss)	4.07	4.16	(1.30)	(3.67)	1.70
Total from investment operations	4.27	4.26	(1.24)	(3.56)	1.59
Distributions from net investment income	(.09)	(.06)	(.09)	-	-
Distributions from net realized gain	-	-	-	(.08)	-
Total distributions	(.09)	(.06)	(.09)	(.08)	-
Redemption fees added to paid in capital C	.01	-	-	-	-
Net asset value, end of period	$ 16.63	$ 12.44	$ 8.24	$ 9.57	$ 13.21
Total Return A, B	34.59%	52.06%	(13.18)%	(27.07)%	13.68%
Ratios to Average Net Assets E
Expenses before expense reductions	3.47%	6.58%	6.65%	5.48%	4.26%
Expenses net of voluntary waivers, if any	2.27%	2.27%	2.40%	2.36%	2.32%
Expenses net of all reductions	2.23%	2.27%	2.37%	2.30%	2.30%
Net investment income (loss)	1.38%	.97%	.61%	.97%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,585	$ 1,315	$ 836	$ 1,124	$ 2,041
Portfolio turnover rate	71%	67%	132%	111%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.29	$ 8.13	$ 9.44	$ 13.08	$ 11.58
Income from Investment Operations
Net investment income (loss) C	.13	.05	.01	.05 D	(.18)
Net realized and unrealized gain (loss)	4.02	4.12	(1.28)	(3.61)	1.68
Total from investment operations	4.15	4.17	(1.27)	(3.56)	1.50
Distributions from net investment income	(.05)	(.01)	(.04)	-	-
Distributions from net realized gain	-	-	-	(.08)	-
Total distributions	(.05)	(.01)	(.04)	(.08)	-
Redemption fees added to paid in capital C	.01	-	-	-	-
Net asset value, end of period	$ 16.40	$ 12.29	$ 8.13	$ 9.44	$ 13.08
Total Return A, B	33.95%	51.35%	(13.56)%	(27.34)%	12.95%
Ratios to Average Net Assets E
Expenses before expense reductions	3.67%	6.80%	6.90%	5.81%	4.78%
Expenses net of voluntary waivers, if any	2.77%	2.77%	2.90%	2.86%	2.82%
Expenses net of all reductions	2.73%	2.77%	2.87%	2.80%	2.80%
Net investment income (loss)	.88%	.47%	.11%	.46%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,222	$ 1,513	$ 814	$ 1,003	$ 1,659
Portfolio turnover rate	71%	67%	132%	111%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 8.11	$ 9.43	$ 13.07	$ 11.57
Income from Investment Operations
Net investment income (loss) C	.13	.05	.01	.06 D	(.18)
Net realized and unrealized gain (loss)	4.01	4.10	(1.28)	(3.62)	1.68
Total from investment operations	4.14	4.15	(1.27)	(3.56)	1.50
Distributions from net investment income	(.05)	(.01)	(.05)	-	-
Distributions from net realized gain	-	-	-	(.08)	-
Total distributions	(.05)	(.01)	(.05)	(.08)	-
Redemption fees added to paid in capital C	.01	-	-	-	-
Net asset value, end of period	$ 16.35	$ 12.25	$ 8.11	$ 9.43	$ 13.07
Total Return A, B	33.98%	51.23%	(13.60)%	(27.36)%	12.96%
Ratios to Average Net Assets E
Expenses before expense reductions	3.83%	6.85%	6.88%	5.82%	4.76%
Expenses net of voluntary waivers, if any	2.77%	2.77%	2.90%	2.86%	2.82%
Expenses net of all reductions	2.73%	2.77%	2.87%	2.79%	2.80%
Net investment income (loss)	.88%	.47%	.11%	.47%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,167	$ 1,114	$ 686	$ 759	$ 1,165
Portfolio turnover rate	71%	67%	132%	111%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 8.35	$ 9.69	$ 13.32	$ 11.67
Income from Investment Operations
Net investment income (loss) B	.28	.14	.11	.17 C	(.04)
Net realized and unrealized gain (loss)	4.15	4.24	(1.30)	(3.72)	1.69
Total from investment operations	4.43	4.38	(1.19)	(3.55)	1.65
Distributions from net investment income	(.11)	(.09)	(.15)	-	-
Distributions from net realized gain	-	-	-	(.08)	-
Total distributions	(.11)	(.09)	(.15)	(.08)	-
Redemption fees added to paid in capital B	.01	-	-	-	-
Net asset value, end of period	$ 16.97	$ 12.64	$ 8.35	$ 9.69	$ 13.32
Total Return A	35.36%	52.99%	(12.65)%	(26.77)%	14.14%
Ratios to Average Net Assets D
Expenses before expense reductions	2.14%	5.40%	5.49%	4.54%	3.56%
Expenses net of voluntary waivers, if any	1.77%	1.77%	1.90%	1.86%	1.81%
Expenses net of all reductions	1.73%	1.77%	1.87%	1.80%	1.79%
Net investment income (loss)	1.88%	1.47%	1.11%	1.46%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,440	$ 210	$ 285	$ 344	$ 524
Portfolio turnover rate	71%	67%	132%	111%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,775,147
Unrealized depreciation	(148,262)
Net unrealized appreciation (depreciation)	2,626,885
Undistributed ordinary income	117,443
Capital loss carryforward	(312,404)

Cost for federal income tax purposes	$ 10,817,857

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 34,709	$ 15,776

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $13,053,340 and $7,617,412, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 4,285	$ 528
Class T	.25%	.25%	9,462	964
Class B	.75%	.25%	25,310	19,587
Class C	.75%	.25%	15,973	8,657
			$ 55,030	$ 29,736

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,514
Class T	1,716
Class B*	5,671
Class C*	1,758
$ 16,659

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 7,266.43
Class T	13,160.69
Class B	11,291.44
Class C	8,445.53
Institutional Class	5,404.16
	$ 45,566

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,295 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,623 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 17,960
Class T	2.25%	22,888
Class B	2.75%	23,002
Class C	2.75%	17,014
Institutional Class	1.75%	13,160
		$ 94,024

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,503 for the period.

Annual Report

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the fund and one otherwise unaffiliated shareholder was the owner of record 22% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 10,215	$ 4,772
Class T	10,212	6,047
Class B	7,001	1,047
Class C	5,151	844
Institutional Class	2,130	3,066
Total	$ 34,709	$ 15,776

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	276,925	109,782	$ 4,006,837	$ 1,122,639
Reinvestment of distributions	755	545	10,009	4,552
Shares redeemed	(234,253)	(88,522)	(3,410,954)	(924,690)
Net increase (decrease)	43,427	21,805	$ 605,892	$ 202,501
Class T
Shares sold	108,101	24,645	$ 1,626,926	$ 244,830
Reinvestment of distributions	741	697	9,793	5,809
Shares redeemed	(59,194)	(20,992)	(847,801)	(197,995)
Net increase (decrease)	49,648	4,350	$ 788,918	$ 52,644
Class B
Shares sold	125,045	43,421	$ 1,827,579	$ 457,257
Reinvestment of distributions	510	123	6,666	1,015
Shares redeemed	(52,239)	(20,525)	(743,755)	(220,237)
Net increase (decrease)	73,316	23,019	$ 1,090,490	$ 238,035
Class C
Shares sold	85,290	28,484	$ 1,256,003	$ 299,810
Reinvestment of distributions	363	101	4,728	836
Shares redeemed	(44,079)	(22,180)	(631,163)	(218,153)
Net increase (decrease)	41,574	6,405	$ 629,568	$ 82,493
Institutional Class
Shares sold	454,651	109,911	$ 6,720,457	$ 1,110,748
Reinvestment of distributions	131	356	1,760	3,005
Shares redeemed	(268,729)	(127,691)	(4,060,526)	(1,293,356)
Net increase (decrease)	186,053	(17,424)	$ 2,661,691	$ (179,603)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Latin America (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow
of the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Latin America. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Latin America. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Latin America. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Latin America. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Latin America. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Latin America. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Latin America. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Latin America. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Latin America. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Latin America. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Latin America. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Latin America. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Latin America. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Latin America. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/03	$.078	$.023
Class T	12/08/03	$.066	$.023
Class B	12/08/03	$.043	$.023
Class C	12/08/03	$.043	$.023

Class A designates 68%; Class T designates 83%; Class B designates 100%; and Class C designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	3,532,167.52	68.590
Against	791,828.57	15.376
Abstain	249,898.86	4.853
Broker Non-Votes	575,810.56	11.181
TOTAL	5,149,705.51	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ALAF-UANN-1204
1.784760.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Latin America

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers	32
Distributions	44
Proxy Voting Results	45

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	35.36%	8.62%	10.16%

A From December 21, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Institutional Class on December 21, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM - Latin America Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Claudio Brocado, Portfolio Manager of Fidelity® Advisor Latin America Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12-month period that ended October 31, 2004, the fund's Institutional Class shares returned 35.36%, compared with returns of 36.86% for the Morgan Stanley Capital International Emerging Markets-Latin America Index and 34.21% for the LipperSM Latin American Funds Average. It was a generally favorable environment for investing in Latin American stocks. Valuations continued to be extremely attractive, and earnings growth was robust. Favorable stock selection - especially in materials, a very important sector in the region's economy - was the biggest factor in the fund's strong absolute performance. The two biggest contributors to performance relative to the index were Usiminas and Caemi Mineracao, both Brazilian materials companies. Hylsamex, Mexico's leading steel company, also contributed nicely to performance. Valuations for telecommunication services companies were under pressure during the period, hurting such stocks as Brazil's Telebras and Telefonos de Mexico.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,226.70	$ 11.19
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class T
Actual	$ 1,000.00	$ 1,224.60	$ 12.58
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
Class B
Actual	$ 1,000.00	$ 1,222.10	$ 15.36
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Class C
Actual	$ 1,000.00	$ 1,222.00	$ 15.36
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Institutional Class
Actual	$ 1,000.00	$ 1,227.90	$ 9.80
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	2.00%
Class T	2.25%
Class B	2.75%
Class C	2.75%
Institutional Class	1.75%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	10.5	10.3
Petroleo Brasileiro SA Petrobras (Brazil, Oil & Gas)	8.6	9.1
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	7.7	10.1
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	4.4	4.2
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	3.7	5.3
	34.9
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	24.2	22.2
Telecommunication Services	22.7	29.3
Energy	12.6	13.8
Consumer Staples	12.2	12.3
Financials	10.6	8.5
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	50.0	45.8
Mexico	37.8	43.1
Chile	3.0	2.7
Peru	1.9	1.6
Luxembourg	1.8	1.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 96.0%	Stocks 98.7%
Short-Term Investments and Net Other Assets 4.0%	Short-Term Investments and Net Other Assets 1.3%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value (Note 1)
Argentina - 1.1%
Inversiones y Representaciones SA sponsored GDR (a)	1,018	$ 9,681
Petrobras Energia Participaciones SA sponsored ADR (a)	6,677	75,784
Telecom Argentina SA sponsored ADR (a)	6,200	65,968
TOTAL ARGENTINA		151,433
Brazil - 49.6%
Aracruz Celulose SA sponsored ADR	3,704	124,751
Banco Bradesco SA:
(PN)	2,480	149,793
sponsored ADR	3,500	213,045
Banco do Brasil SA	6,600	66,017
Banco Itau Holding Financeira SA:
(PN)	3,779	456,639
sponsored ADR	600	36,300
Braskem SA Series A (a)	3,800,000	139,547
Caemi Mineracao E Metalurgia SA (PN) (a)	478,800	286,351
Centrais Electricas Brasileiras (Electrobras) SA:
(ON)	5,083,000	78,932
(PN-B)	7,643,800	113,324
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	2,600	61,880
Companhia de Bebidas das Americas (AmBev) sponsored ADR	15,800	391,840
Companhia Energetica Minas Gerais (CEMIG) (PN)	8,789,179	202,880
Companhia Paranaense de Energia-Copel sponsored ADR	8,500	30,430
Companhia Vale do Rio Doce:
(PN-A)	8,400	152,180
sponsored:
ADR	17,500	370,300
ADR (non-vtg.)	10,200	185,640
Compania de Saneamento Basico do Estado de Sao Paulo (SABESP) ADR	6,600	66,330
Embraer - Empresa Brasileira de Aeronautica SA	12,400	60,238
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	8,840	234,614
Gerdau SA sponsored ADR	12,490	184,352
Grendene SA	5,000	60,593
Natura Cosmeticos SA	4,500	91,283
Petroleo Brasileiro SA Petrobras:
(PN)	12,500	408,324
sponsored:
ADR	6,900	245,019
ADR (non-vtg.)	22,700	740,020
Sadia SA	34,900	63,105
Common Stocks - continued
	Shares	Value (Note 1)
Brazil - continued
Siderurgica Nacional Compania ADR	14,700	$ 216,825
Suzano Bahia Sul Papel e Celulose SA	10,601	44,973
Tele Centro Oeste Celular Participacoes SA ADR (a)	2,416	22,276
Tele Leste Celular Participacoes SA sponsored ADR (a)	72	824
Tele Norte Leste Participacoes SA ADR	19,068	249,409
Telebras sponsored ADR	6,600	173,976
TIM Participacoes SA sponsored ADR	583	8,273
Uniao de Bancos Brasileiros SA (Unibanco) GDR	8,600	227,470
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	24,200	366,058
Votorantim Celulose e Papel SA:
(PN)	656,100	45,411
sponsored ADR	1,900	65,645
TOTAL BRAZIL		6,634,867
Chile - 3.0%
Banco Santander Chile sponsored ADR	3,356	93,834
CorpBanca SA sponsored ADR (c)	2,400	63,609
Empresa Nacional de Electricidad SA sponsored ADR	3,900	65,130
Enersis SA sponsored ADR	18,725	141,561
Vina Concha y Toro SA sponsored ADR	594	38,046
TOTAL CHILE		402,180
Luxembourg - 1.8%
Millicom International Cellular SA (a)	900	17,883
Tenaris SA sponsored ADR	4,884	218,657
TOTAL LUXEMBOURG		236,540
Mexico - 37.8%
America Movil SA de CV sponsored ADR	32,000	1,407,996
Cemex SA de CV sponsored ADR	17,263	500,282
Consorcio ARA SA de CV (a)	23,900	63,898
Fomento Economico Mexicano SA de CV sponsored ADR	8,021	353,726
Grupo Bimbo SA de CV Series A	18,900	42,570
Grupo Financiero Inbursa SA de CV Series O	52,575	87,891
Grupo Mexico SA de CV Series B (a)	29,751	122,882
Grupo Modelo SA de CV Series C	62,200	159,395
Grupo Televisa SA de CV sponsored ADR	10,639	585,145
Hylsamex SA de CV Series B (a)	57,800	126,430
Industrias Penoles SA de CV	8,000	36,544
Telefonos de Mexico SA de CV sponsored ADR	30,101	1,030,658
TV Azteca SA de CV sponsored ADR	5,600	56,112
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Urbi, Desarrollos Urbanos, SA de CV	17,100	$ 63,708
Wal-Mart de Mexico SA de CV Series V	127,739	417,900
TOTAL MEXICO		5,055,137
Peru - 1.9%
Compania de Minas Buenaventura SA sponsored ADR	9,945	247,034
United Kingdom - 0.4%
Antofagasta PLC	3,000	55,019
TOTAL COMMON STOCKS (Cost $10,115,418)		12,782,210
Nonconvertible Preferred Stocks - 0.4%

Brazil - 0.4%
Telemar Norte Leste SA (PN-A) (Cost $52,401)	2,652	48,964
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 1.79% (b) (Cost $586,568)	586,568	586,568
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.8%, dated 10/29/04 due 11/1/04) (Cost $27,000)	$ 27,004	27,000
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $10,781,387)		13,444,742
NET OTHER ASSETS - (0.6)%		(76,810)
NET ASSETS - 100%		$ 13,367,932
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $63,609 or 0.5% of net assets.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $312,000, all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $27,000) (cost $10,781,387) - See accompanying schedule		$ 13,444,742
Cash		458
Receivable for fund shares sold		185,681
Dividends receivable		80,782
Interest receivable		843
Receivable from investment adviser for expense reductions		3,677
Other affiliated receivables		75
Other receivables		572
Total assets		13,716,830

Liabilities
Payable for investments purchased	$ 272,518
Payable for fund shares redeemed	22,706
Accrued management fee	7,580
Distribution fees payable	5,594
Other affiliated payables	6,471
Other payables and accrued expenses	34,029
Total liabilities		348,898

Net Assets		$ 13,367,932
Net Assets consist of:
Paid in capital		$ 10,936,009
Undistributed net investment income		117,443
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(349,429)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,663,909
Net Assets		$ 13,367,932

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,954,358 ÷ 116,879 shares)	$ 16.72

Maximum offering price per share (100/94.25 of $16.72)	$ 17.74
Class T: Net Asset Value and redemption price per share ($2,584,940 ÷ 155,396 shares)	$ 16.63

Maximum offering price per share (100/96.50 of $16.63)	$ 17.23
Class B: Net Asset Value and offering price per share ($3,221,937 ÷ 196,484 shares) A	$ 16.40

Class C: Net Asset Value and offering price per share ($2,166,960 ÷ 132,521 shares) A	$ 16.35

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,439,737 ÷ 202,693 shares)	$ 16.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 440,873
Interest		3,360
		444,233
Less foreign taxes withheld		(39,724)
Total income		404,509

Expenses
Management fee	$ 81,225
Transfer agent fees	45,566
Distribution fees	55,030
Accounting fees and expenses	37,502
Non-interested trustees' compensation	54
Custodian fees and expenses	22,983
Registration fees	63,530
Audit	34,388
Legal	1,159
Miscellaneous	5,855
Total expenses before reductions	347,292
Expense reductions	(98,527)	248,765
Net investment income (loss)		155,744
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	607,172
Foreign currency transactions	(14,731)
Total net realized gain (loss)		592,441
Change in net unrealized appreciation (depreciation) on: Investment securities	1,802,268
Assets and liabilities in foreign currencies	573
Total change in net unrealized appreciation (depreciation)		1,802,841
Net gain (loss)		2,395,282
Net increase (decrease) in net assets resulting from operations		$ 2,551,026

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 155,744	$ 31,490
Net realized gain (loss)	592,441	255,710
Change in net unrealized appreciation (depreciation)	1,802,841	1,354,922
Net increase (decrease) in net assets resulting from operations	2,551,026	1,642,122
Distributions to shareholders from net investment income	(34,709)	(15,776)
Share transactions - net increase (decrease)	5,776,559	396,070
Redemption fees	4,047	-
Total increase (decrease) in net assets	8,296,923	2,022,416

Net Assets
Beginning of period	5,071,009	3,048,593
End of period (including undistributed net investment income of $117,443 and undistributed net investment income of $10,342, respectively)	$ 13,367,932	$ 5,071,009

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.49	$ 8.29	$ 9.62	$ 13.26	$ 11.64
Income from Investment Operations
Net investment income (loss) C	.24	.12	.09	.14 D	(.07)
Net realized and unrealized gain (loss)	4.09	4.17	(1.30)	(3.70)	1.69
Total from investment operations	4.33	4.29	(1.21)	(3.56)	1.62
Distributions from net investment income	(.11)	(.09)	(.12)	-	-
Distributions from net realized gain	-	-	-	(.08)	-
Total distributions	(.11)	(.09)	(.12)	(.08)	-
Redemption fees added to paid in capital C	.01	-	-	-	-
Net asset value, end of period	$ 16.72	$ 12.49	$ 8.29	$ 9.62	$ 13.26
Total Return A, B	34.98%	52.29%	(12.87)%	(26.97)%	13.92%
Ratios to Average Net Assets E
Expenses before expense reductions	3.07%	5.92%	5.99%	4.96%	3.95%
Expenses net of voluntary waivers, if any	2.02%	2.02%	2.15%	2.11%	2.06%
Expenses net of all reductions	1.98%	2.02%	2.12%	2.05%	2.04%
Net investment income (loss)	1.63%	1.22%	.86%	1.22%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,954	$ 918	$ 428	$ 546	$ 921
Portfolio turnover rate	71%	67%	132%	111%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 8.24	$ 9.57	$ 13.21	$ 11.62
Income from Investment Operations
Net investment income (loss) C	.20	.10	.06	.11 D	(.11)
Net realized and unrealized gain (loss)	4.07	4.16	(1.30)	(3.67)	1.70
Total from investment operations	4.27	4.26	(1.24)	(3.56)	1.59
Distributions from net investment income	(.09)	(.06)	(.09)	-	-
Distributions from net realized gain	-	-	-	(.08)	-
Total distributions	(.09)	(.06)	(.09)	(.08)	-
Redemption fees added to paid in capital C	.01	-	-	-	-
Net asset value, end of period	$ 16.63	$ 12.44	$ 8.24	$ 9.57	$ 13.21
Total Return A, B	34.59%	52.06%	(13.18)%	(27.07)%	13.68%
Ratios to Average Net Assets E
Expenses before expense reductions	3.47%	6.58%	6.65%	5.48%	4.26%
Expenses net of voluntary waivers, if any	2.27%	2.27%	2.40%	2.36%	2.32%
Expenses net of all reductions	2.23%	2.27%	2.37%	2.30%	2.30%
Net investment income (loss)	1.38%	.97%	.61%	.97%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,585	$ 1,315	$ 836	$ 1,124	$ 2,041
Portfolio turnover rate	71%	67%	132%	111%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.29	$ 8.13	$ 9.44	$ 13.08	$ 11.58
Income from Investment Operations
Net investment income (loss) C	.13	.05	.01	.05 D	(.18)
Net realized and unrealized gain (loss)	4.02	4.12	(1.28)	(3.61)	1.68
Total from investment operations	4.15	4.17	(1.27)	(3.56)	1.50
Distributions from net investment income	(.05)	(.01)	(.04)	-	-
Distributions from net realized gain	-	-	-	(.08)	-
Total distributions	(.05)	(.01)	(.04)	(.08)	-
Redemption fees added to paid in capital C	.01	-	-	-	-
Net asset value, end of period	$ 16.40	$ 12.29	$ 8.13	$ 9.44	$ 13.08
Total Return A, B	33.95%	51.35%	(13.56)%	(27.34)%	12.95%
Ratios to Average Net Assets E
Expenses before expense reductions	3.67%	6.80%	6.90%	5.81%	4.78%
Expenses net of voluntary waivers, if any	2.77%	2.77%	2.90%	2.86%	2.82%
Expenses net of all reductions	2.73%	2.77%	2.87%	2.80%	2.80%
Net investment income (loss)	.88%	.47%	.11%	.46%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,222	$ 1,513	$ 814	$ 1,003	$ 1,659
Portfolio turnover rate	71%	67%	132%	111%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 8.11	$ 9.43	$ 13.07	$ 11.57
Income from Investment Operations
Net investment income (loss) C	.13	.05	.01	.06 D	(.18)
Net realized and unrealized gain (loss)	4.01	4.10	(1.28)	(3.62)	1.68
Total from investment operations	4.14	4.15	(1.27)	(3.56)	1.50
Distributions from net investment income	(.05)	(.01)	(.05)	-	-
Distributions from net realized gain	-	-	-	(.08)	-
Total distributions	(.05)	(.01)	(.05)	(.08)	-
Redemption fees added to paid in capital C	.01	-	-	-	-
Net asset value, end of period	$ 16.35	$ 12.25	$ 8.11	$ 9.43	$ 13.07
Total Return A, B	33.98%	51.23%	(13.60)%	(27.36)%	12.96%
Ratios to Average Net Assets E
Expenses before expense reductions	3.83%	6.85%	6.88%	5.82%	4.76%
Expenses net of voluntary waivers, if any	2.77%	2.77%	2.90%	2.86%	2.82%
Expenses net of all reductions	2.73%	2.77%	2.87%	2.79%	2.80%
Net investment income (loss)	.88%	.47%	.11%	.47%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,167	$ 1,114	$ 686	$ 759	$ 1,165
Portfolio turnover rate	71%	67%	132%	111%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 8.35	$ 9.69	$ 13.32	$ 11.67
Income from Investment Operations
Net investment income (loss) B	.28	.14	.11	.17 C	(.04)
Net realized and unrealized gain (loss)	4.15	4.24	(1.30)	(3.72)	1.69
Total from investment operations	4.43	4.38	(1.19)	(3.55)	1.65
Distributions from net investment income	(.11)	(.09)	(.15)	-	-
Distributions from net realized gain	-	-	-	(.08)	-
Total distributions	(.11)	(.09)	(.15)	(.08)	-
Redemption fees added to paid in capital B	.01	-	-	-	-
Net asset value, end of period	$ 16.97	$ 12.64	$ 8.35	$ 9.69	$ 13.32
Total Return A	35.36%	52.99%	(12.65)%	(26.77)%	14.14%
Ratios to Average Net Assets D
Expenses before expense reductions	2.14%	5.40%	5.49%	4.54%	3.56%
Expenses net of voluntary waivers, if any	1.77%	1.77%	1.90%	1.86%	1.81%
Expenses net of all reductions	1.73%	1.77%	1.87%	1.80%	1.79%
Net investment income (loss)	1.88%	1.47%	1.11%	1.46%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,440	$ 210	$ 285	$ 344	$ 524
Portfolio turnover rate	71%	67%	132%	111%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,775,147
Unrealized depreciation	(148,262)
Net unrealized appreciation (depreciation)	2,626,885
Undistributed ordinary income	117,443
Capital loss carryforward	(312,404)

Cost for federal income tax purposes	$ 10,817,857

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 34,709	$ 15,776

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $13,053,340 and $7,617,412, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 4,285	$ 528
Class T	.25%	.25%	9,462	964
Class B	.75%	.25%	25,310	19,587
Class C	.75%	.25%	15,973	8,657
			$ 55,030	$ 29,736

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,514
Class T	1,716
Class B*	5,671
Class C*	1,758
$ 16,659

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 7,266.43
Class T	13,160.69
Class B	11,291.44
Class C	8,445.53
Institutional Class	5,404.16
	$ 45,566

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,295 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,623 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 17,960
Class T	2.25%	22,888
Class B	2.75%	23,002
Class C	2.75%	17,014
Institutional Class	1.75%	13,160
		$ 94,024

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,503 for the period.

Annual Report

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the fund and one otherwise unaffiliated shareholder was the owner of record 22% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 10,215	$ 4,772
Class T	10,212	6,047
Class B	7,001	1,047
Class C	5,151	844
Institutional Class	2,130	3,066
Total	$ 34,709	$ 15,776

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	276,925	109,782	$ 4,006,837	$ 1,122,639
Reinvestment of distributions	755	545	10,009	4,552
Shares redeemed	(234,253)	(88,522)	(3,410,954)	(924,690)
Net increase (decrease)	43,427	21,805	$ 605,892	$ 202,501
Class T
Shares sold	108,101	24,645	$ 1,626,926	$ 244,830
Reinvestment of distributions	741	697	9,793	5,809
Shares redeemed	(59,194)	(20,992)	(847,801)	(197,995)
Net increase (decrease)	49,648	4,350	$ 788,918	$ 52,644
Class B
Shares sold	125,045	43,421	$ 1,827,579	$ 457,257
Reinvestment of distributions	510	123	6,666	1,015
Shares redeemed	(52,239)	(20,525)	(743,755)	(220,237)
Net increase (decrease)	73,316	23,019	$ 1,090,490	$ 238,035
Class C
Shares sold	85,290	28,484	$ 1,256,003	$ 299,810
Reinvestment of distributions	363	101	4,728	836
Shares redeemed	(44,079)	(22,180)	(631,163)	(218,153)
Net increase (decrease)	41,574	6,405	$ 629,568	$ 82,493
Institutional Class
Shares sold	454,651	109,911	$ 6,720,457	$ 1,110,748
Reinvestment of distributions	131	356	1,760	3,005
Shares redeemed	(268,729)	(127,691)	(4,060,526)	(1,293,356)
Net increase (decrease)	186,053	(17,424)	$ 2,661,691	$ (179,603)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Latin America (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow
of the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Latin America. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Latin America. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Latin America. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Latin America. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Latin America. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Latin America. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Latin America. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Latin America. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Latin America. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Latin America. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Latin America. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Latin America. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Latin America. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Latin America. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/03	$.078	$.023

Institutional Class designates 68% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	3,532,167.52	68.590
Against	791,828.57	15.376
Abstain	249,898.86	4.853
Broker Non-Votes	575,810.56	11.181
TOTAL	5,149,705.51	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ALAFI-UANN-1204
1.784761.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Diversified International

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	39
Trustees and Officers	40
Distributions	52
Proxy Voting Results	53

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	10.42%	5.17%	9.22%
Class T (incl. 3.50% sales charge)	12.69%	5.35%	9.33%
Class B (incl. contingent deferred sales charge) B	11.08%	5.19%	9.29%
Class C (incl. contingent deferred sales charge)C	15.21%	5.59%	9.46%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Penny Dobkin, who became Portfolio Manager of Fidelity® Advisor Diversified International Fund on October 4, 2004

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

Fidelity Advisor Diversified International Fund's Class A, Class T, Class B and Class C shares were up 17.15%, 16.78%, 16.08% and 16.21%, respectively, during the one-year period ending October 31, 2004. In comparison, these returns underperformed the MSCI EAFE index, but generally outdistanced the 16.12% advance of the LipperSM International Funds Average. Emphasizing some of the more aggressive stocks in Japan, such as brokerage firms Nikko Cordial and Nomura Holdings, as well as semiconductor equipment company Tokyo Electron, was a main reason the fund underperformed its index. Having a significantly lower exposure than the MSCI EAFE to strong-performing utilities stocks, such as German electric power provider E.ON, also hurt the fund's relative return. The fund lost some additional ground by holding an average weighting of about 4% of its net assets in cash, which provided a head wind amid a rising equity market. From a geographic perspective, good stock picking in the European market - the largest regional component of the fund and its index - provided a considerable boost to the fund's relative results. Large positions in two strong-performing Switzerland-based health care stocks, namely dental implant provider Nobel Biocare and pharmaceutical firm Novartis, were particularly helpful. Elsewhere, owning a handful of Canadian energy stocks, such as EnCana and Talisman Energy, also worked out well, as they appreciated nicely due to the industry's supportive supply/demand profile.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,043.00	$ 6.78
HypotheticalA	$ 1,000.00	$ 1,018.28	$ 6.72
Class T
Actual	$ 1,000.00	$ 1,041.50	$ 8.26
HypotheticalA	$ 1,000.00	$ 1,016.80	$ 8.20
Class B
Actual	$ 1,000.00	$ 1,038.50	$ 11.58
HypotheticalA	$ 1,000.00	$ 1,013.50	$ 11.50
Class C
Actual	$ 1,000.00	$ 1,039.10	$ 11.02
HypotheticalA	$ 1,000.00	$ 1,014.06	$ 10.94
Institutional Class
Actual	$ 1,000.00	$ 1,044.40	$ 5.29
HypotheticalA	$ 1,000.00	$ 1,019.76	$ 5.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.32%
Class T	1.61%
Class B	2.26%
Class C	2.15%
Institutional Class	1.03%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.5	2.2
BP PLC sponsored ADR (United Kingdom, Oil & Gas)	2.3	1.1
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	2.0	2.0
Total SA sponsored ADR (France, Oil & Gas)	1.9	1.1
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.6	0.7
	10.3
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.2	22.2
Consumer Discretionary	13.6	13.7
Health Care	12.2	13.6
Energy	8.7	7.8
Information Technology	7.3	9.1
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	19.1	18.4
Japan	11.9	15.5
France	9.4	7.7
Switzerland	9.2	8.6
Germany	7.1	3.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 91.2%	Stocks and Investment Companies 92.2%
Bonds 0.1%	Bonds 0.6%
Short-Term Investments and Net Other Assets 8.7%	Short-Term Investments and Net Other Assets 7.2%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value (Note 1) (000s)
Australia - 2.4%
Australia & New Zealand Banking Group Ltd.	540,951	$ 8,263
Australian Gas Light Co.	491,662	4,823
Brambles Industries Ltd. (d)	2,484,714	13,190
CSL Ltd.	1,838,244	39,640
Macquarie Bank Ltd.	361,852	10,726
News Corp. Ltd. sponsored ADR	573,600	18,034
QBE Insurance Group Ltd.	1,319,903	13,569
TOTAL AUSTRALIA		108,245
Austria - 0.2%
Bank Austria Creditanstalt AG	95,700	7,104
Belgium - 0.1%
Fortis	263,300	6,709
Bermuda - 0.2%
Aquarius Platinum Ltd. (Australia)	693,752	3,698
Clear Media Ltd. (a)	6,342,100	6,111
TOTAL BERMUDA		9,809
Brazil - 0.7%
Banco Bradesco SA sponsored ADR	113,800	6,927
Banco Itau Holding Financeira SA sponsored ADR	76,300	4,616
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	391,000	10,377
Uniao de Bancos Brasileiros SA (Unibanco) GDR	356,400	9,427
TOTAL BRAZIL		31,347
Canada - 4.8%
Aber Diamond Corp. (a)	128,200	4,465
Canadian Imperial Bank of Commerce	79,900	4,848
Canadian Natural Resources Ltd.	252,800	10,645
Canadian Western Bank, Edmonton	46,400	1,815
Celestica, Inc. (sub. vtg.) (a)	242,300	3,520
EnCana Corp.	732,624	36,335
ITF Optical Technologies, Inc. Series A (g)	1,792	2
Jean Coutu Group, Inc.:
Class A (e)	343,400	4,554
Class A (sub. vtg.)	1,050,940	13,937
Loblaw Companies Ltd.	181,500	9,851
National Bank of Canada	254,900	10,210
Novagold Resources, Inc. (a)	49,300	348
OZ Optics Ltd. unit (g)	5,400	80
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Canada - continued
Petro-Canada	454,500	$ 24,810
Power Corp. of Canada (sub. vtg.)	758,100	18,251
Precision Drilling Corp. (a)	420,600	26,040
Research in Motion Ltd. (a)	39,392	3,472
Sun Life Financial, Inc.	505,318	15,543
Talisman Energy, Inc.	648,500	17,413
Tembec, Inc. (a)	585,200	3,815
TimberWest Forest Corp. unit	627,800	7,629
TOTAL CANADA		217,583
Cayman Islands - 0.2%
Apex Silver Mines Ltd. (a)(d)	434,100	8,144
China - 0.8%
BYD Co. Ltd. (H Shares)	2,097,000	5,900
China Telecom Corp. Ltd. sponsored ADR	41,000	1,314
Global Bio-Chem Technology Group Co. Ltd.	20,306,000	15,914
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	2,366,000	164
People's Food Holdings Ltd.	9,699,000	6,766
Sinopec Zhenhai Refining & Chemical Co. Ltd. (H Shares)	8,108,000	7,760
TOTAL CHINA		37,818
Denmark - 1.5%
Danske Bank AS	941,675	26,390
GN Store Nordic AS	118,000	1,199
Novo Nordisk AS Series B	603,693	30,094
TDC AS	243,700	9,043
TOTAL DENMARK		66,726
Estonia - 0.1%
Hansabank SA	289,900	2,931
Finland - 1.0%
Fortum Oyj (d)	601,400	9,235
Nokia Corp. sponsored ADR	2,091,200	32,246
UPM-Kymmene Corp.	335,500	6,655
TOTAL FINLAND		48,136
France - 9.4%
Accor SA	288,100	11,997
Assurances Generales France SA (Bearer)	70,563	4,714
AXA SA sponsored ADR	937,300	20,293
Bacou Dalloz	76,915	5,930
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
BNP Paribas SA	574,746	$ 39,239
CNP Assurances	242,593	16,562
Credit Agricole SA	917,525	26,970
Dassault Aviation SA	8,185	4,395
Eiffage SA	108,770	10,850
Essilor International SA	226,630	15,429
Ipsos SA	38,394	3,601
L'Oreal SA	100,850	6,898
Lagardere S.C.A. (Reg.)	337,082	21,784
Medidep SA (a)	89,703	2,497
Neopost SA	274,629	19,118
NRJ Group	430,520	8,947
Pernod-Ricard	127,803	17,745
Rhodia SA ADR	2,885,300	5,107
Sanofi-Aventis sponsored ADR	1,290,100	47,089
Total SA sponsored ADR	852,900	88,940
Vinci SA	146,153	17,459
Vivendi Universal SA sponsored ADR (a)	1,164,200	31,934
TOTAL FRANCE		427,498
Germany - 5.7%
Adidas-Salomon AG	88,527	12,408
Allianz AG sponsored ADR	4,248,570	45,247
BASF AG sponsored ADR	77,500	4,869
Bilfinger & Berger Bau AG	124,100	4,367
Celesio AG	135,594	9,861
Deutsche Boerse AG	174,234	8,729
Deutsche Telekom AG sponsored ADR (a)	2,564,700	49,422
E.ON AG sponsored ADR	118,400	9,656
Fielmann AG	39,427	2,479
Fresenius Medical Care AG sponsored ADR	482,700	12,430
GFK AG	205,127	6,759
HeidelbergCement AG	184,238	9,096
Hochtief AG	395,200	10,519
Hypo Real Estate Holding AG (a)	461,340	17,310
Infineon Technologies AG (a)	715,100	7,816
K&S AG	271,527	11,348
RWE AG	511,961	27,202
Siemens AG sponsored ADR	150,100	11,218
TOTAL GERMANY		260,736
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Greece - 0.5%
Greek Organization of Football Prognostics SA	517,960	$ 10,592
Public Power Corp. of Greece	433,480	10,795
TOTAL GREECE		21,387
Hong Kong - 1.1%
Aeon Credit Service (Asia) Co. Ltd.	1,408,000	895
Hengan International Group Co. Ltd.	4,584,000	2,444
Hutchison Whampoa Ltd.	776,000	5,957
Shun Tak Holdings Ltd.	6,596,000	4,089
Techtronic Industries Co. Ltd.	11,354,500	22,611
Television Broadcasts Ltd.	2,091,000	8,946
Wharf Holdings Ltd.	1,623,000	5,338
TOTAL HONG KONG		50,280
India - 1.8%
Bank of Baroda	1,173,599	3,988
Housing Development Finance Corp. Ltd.	1,144,197	16,163
Infosys Technologies Ltd.	622,624	26,182
Matrix Laboratories Ltd.	1	0
National Thermal Power Corp.	391,800	536
Ranbaxy Laboratories Ltd.	271,869	6,588
Reliance Industries Ltd.	388,429	4,534
Satyam Computer Services Ltd.	1,206,766	9,958
State Bank of India	1,502,350	15,716
TOTAL INDIA		83,665
Ireland - 1.8%
Allied Irish Banks PLC	1,350,098	23,600
C&C Group PLC	2,360,500	7,733
CRH PLC	715,517	17,168
Elan Corp. PLC sponsored ADR (a)(d)	411,300	10,612
IAWS Group PLC (Ireland)	692,500	9,225
Independent News & Media PLC (Ireland)	4,566,173	13,323
TOTAL IRELAND		81,661
Italy - 2.9%
Autostrade Spa	430,316	9,444
Banca Antonveneta Spa (a)	420,900	8,871
Banca Intesa Spa	4,572,854	18,785
Banche Popolari Unite Scarl	710,400	12,673
Banco Popolare di Verona e Novara	269,913	4,801
Bulgari Spa	419,496	4,354
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - continued
Davide Campari-Milano Spa	128,000	$ 7,283
ENI Spa sponsored ADR	338,600	38,746
Societa Iniziative Autostradali e Servizi Spa (SIAS)	266,000	3,619
Telecom Italia Spa	3,700,300	12,359
Telecom Italia Spa ADR	415,762	13,886
TOTAL ITALY		134,821
Japan - 11.9%
Advantest Corp.	66,800	4,677
Aisin Seiki Co. Ltd.	201,200	4,515
Asahi Glass Co. Ltd.	1,086,000	9,994
Canon, Inc. ADR	514,300	25,458
Credit Saison Co. Ltd.	258,600	8,283
Daiwa Securities Group, Inc.	2,883,000	17,706
East Japan Railway Co.	2,187	11,510
Fujitsu Ltd.	924,000	5,509
Honda Motor Co. Ltd.	519,300	25,228
Hoya Corp.	223,100	22,935
Ito Yokado Ltd.	128,000	4,596
JAFCO Co. Ltd.	68,600	3,533
Keyence Corp.	50,000	11,282
Millea Holdings, Inc.	1,061	14,035
Mitsubishi Electric Corp.	2,827,000	13,249
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	2,106	17,880
Mitsui Fudosan Co. Ltd.	666,000	7,079
Mizuho Financial Group, Inc.	4,859	18,778
Murata Manufacturing Co. Ltd.	272,800	13,017
Nikko Cordial Corp.	4,677,000	20,947
Nintendo Co. Ltd.	19,100	2,158
Nippon Chemi-con Corp.	85,000	416
Nippon Electric Glass Co. Ltd.	95,000	2,123
Nippon Oil Corp.	1,022,000	6,499
Nitto Denko Corp.	506,000	24,049
Nomura Holdings, Inc.	1,559,000	18,973
NTT Urban Development Co. (a)(f)	97	412
ORIX Corp.	208,000	24,429
Ricoh Co. Ltd.	819,000	15,322
Rohm Co. Ltd.	138,100	14,197
Sanden Corp.	698,000	4,564
Seiyu Ltd. (a)	1,839,000	4,275
SFCG Co. Ltd.	53,180	11,195
Shinko Electric Industries Co.Ltd.	60,500	1,749
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Softbank Corp. (d)	118,800	$ 5,388
Sumitomo Forestry Co. Ltd.	796,000	7,551
Sumitomo Mitsui Financial Group, Inc. (d)	5,717	37,218
Sumitomo Osaka Cement Co. Ltd.	2,965,000	6,528
T&D Holdings, Inc. (a)	320,500	14,172
Tokyo Electron Ltd.	170,100	9,242
Toyota Motor Corp. ADR	431,250	33,461
UFJ Holdings, Inc. (a)	6,323	29,394
Yahoo! Japan Corp. New (a)(d)	1,291	5,623
Yamato Transport Co. Ltd.	241,000	3,254
TOTAL JAPAN		542,403
Korea (South) - 1.6%
Kookmin Bank (a)	1,260	42
Kookmin Bank sponsored ADR (a)	477,010	16,042
LG Electronics, Inc.	443,730	25,050
NCsoft Corp. (a)	20,060	1,917
Samsung Electronics Co. Ltd.	41,320	16,222
Shinhan Financial Group Co. Ltd.	638,284	12,572
TOTAL KOREA (SOUTH)		71,845
Luxembourg - 0.1%
Stolt-Nielsen SA Class B sponsored ADR (a)	252,100	5,307
Mexico - 0.5%
America Movil SA de CV sponsored ADR	265,900	11,700
Fomento Economico Mexicano SA de CV sponsored ADR	269,200	11,872
TOTAL MEXICO		23,572
Netherlands - 3.5%
ASML Holding NV (NY Shares) (a)	1,267,200	18,058
EADS NV	168,528	4,820
Efes Breweries International NV unit (a)(e)	12,700	352
Fugro NV (Certificaten Van Aandelen)	123,200	9,601
ING Groep NV sponsored ADR	1,392,900	37,093
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	687,886	23,257
OPG Groep NV (A Shares)	69,713	3,756
QIAGEN NV (a)(d)	730,518	7,773
Reed Elsevier NV ADR	648,600	17,155
VNU NV	466,753	12,788
Wolters Kluwer NV (Certificaten Van Aandelen)	1,454,929	26,606
TOTAL NETHERLANDS		161,259
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Netherlands Antilles - 0.2%
Schlumberger Ltd. (NY Shares)	139,200	$ 8,761
Norway - 0.9%
DnB NOR ASA	2,726,480	23,153
Schibsted AS (B Shares)	223,550	4,887
Storebrand ASA (A Shares)	1,530,700	11,675
TOTAL NORWAY		39,715
Portugal - 0.7%
Brisa Auto-Estradas de Portugal SA	1,626,880	13,345
Electricidade de Portugal SA	3,100,000	9,204
Portugal Telecom SGPS SA sponsored ADR	853,400	9,660
TOTAL PORTUGAL		32,209
Singapore - 0.1%
Flextronics International Ltd. (a)	227,100	2,737
Want Want Holdings Ltd.	4,182,000	4,098
TOTAL SINGAPORE		6,835
Spain - 2.6%
Actividades de Construccion y Servicios SA (ACS)	865,667	16,827
Altadis SA (Spain)	5,000	184
Antena 3 Television SA (a)	114,347	7,368
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	1,300,800	20,488
Compania de Distribucion Integral Logista SA	105,220	4,780
Gestevision Telecinco SA	335,340	6,424
Grupo Ferrovial SA	80,397	3,571
Inditex SA	505,627	12,889
Prosegur Comp Securidad SA (Reg.)	296,600	5,124
Telefonica SA sponsored ADR	782,500	38,992
TOTAL SPAIN		116,647
Sweden - 1.4%
Eniro AB	1,631,500	13,837
Gambro AB (A Shares)	475,500	5,562
Hennes & Mauritz AB (H&M) (B Shares)	303,350	8,854
Skandinaviska Enskilda Banken AB (A Shares)	283,600	4,730
Tele2 AB (B Shares) (d)	289,600	9,640
Telefonaktiebolaget LM Ericsson ADR (a)(d)	715,100	20,674
TOTAL SWEDEN		63,297
Switzerland - 9.2%
ABB Ltd. (Reg.) (a)	1,515,269	8,783
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Switzerland - continued
Actelion Ltd. (Reg.) (a)	129,887	$ 14,906
Alcon, Inc.	200,800	14,297
Compagnie Financiere Richemont unit	613,448	17,446
Credit Suisse Group sponsored ADR	737,700	25,281
INFICON Holding AG (a)	53,076	3,468
Nestle SA (Reg.)	177,297	42,067
Nobel Biocare Holding AG (Switzerland)	147,614	24,211
Novartis AG sponsored ADR	1,945,432	93,400
Phonak Holding AG	178,434	5,605
Roche Holding AG (participation certificate)	704,573	72,240
Schindler Holding AG (Reg.)	21,007	7,479
SIG Holding AG	36,801	6,905
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	20,496	13,100
Swiss Life Holding (a)	50,523	6,479
Syngenta AG sponsored ADR	236,500	4,503
The Swatch Group AG (Reg.)	618,379	17,094
UBS AG (NY Shares) (d)	609,247	44,164
TOTAL SWITZERLAND		421,428
Thailand - 0.0%
Thai Oil PCL (a)	513,400	516
United Kingdom - 19.0%
3i Group PLC	1,140,700	12,210
Allied Domecq PLC	1,257,204	11,199
Amdocs Ltd. (a)	570,600	14,351
AstraZeneca PLC sponsored ADR	837,400	34,501
BAE Systems PLC	2,404,780	10,529
BOC Group PLC	932,737	15,032
BP PLC sponsored ADR	1,761,800	102,625
British Airways PLC (a)	1,500,000	5,998
Cadbury Schweppes PLC sponsored ADR	276,700	9,269
Capita Group PLC	4,283,313	27,687
Carnival PLC ADR	358,000	18,988
Daily Mail & General Trust PLC Class A	990,267	13,184
Enterprise Inns PLC	1,632,268	18,567
FKI PLC	955,435	2,098
Group 4 Securicor PLC (a)	2,975,530	6,507
Hilton Group PLC	3,895,737	18,452
HSBC Holdings PLC sponsored ADR (d)	893,700	72,417
Inchcape PLC	59,548	1,617
Intertek Group PLC	737,516	9,324
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Invensys PLC (a)	21,501,700	$ 6,026
ITV PLC	5,802,928	11,410
Kesa Electricals PLC	1,234,912	6,173
National Grid Transco PLC	2,346,430	20,417
Next PLC	535,699	16,440
Northern Rock PLC	520,600	7,094
Provident Financial PLC	811,393	8,715
Prudential PLC	151,182	1,113
Rank Group PLC	2,067,027	10,864
Reckitt Benckiser PLC	1,254,338	34,437
Reuters Group PLC sponsored ADR	178,300	7,292
Rio Tinto PLC (Reg.)	601,639	15,989
Royal Bank of Scotland Group PLC	1,296,088	38,227
SABMiller PLC	919,309	13,270
Serco Group PLC	2,735,225	10,958
Signet Group PLC	4,100,300	8,006
SMG PLC	1,471,257	3,042
Smith & Nephew PLC	3,635,537	31,440
Standard Chartered PLC	936,851	16,760
Taylor Nelson Sofres PLC	1,407,080	5,973
Tesco PLC	8,709,442	45,934
Trinity Mirror PLC	860,095	10,195
Vodafone Group PLC sponsored ADR	4,438,600	114,471
Xstrata PLC	403,810	6,270
Yell Group PLC	2,119,870	14,258
TOTAL UNITED KINGDOM		869,329
United States of America - 3.3%
AFLAC, Inc.	279,000	10,011
Covance, Inc. (a)	168,300	6,685
Fox Entertainment Group, Inc. Class A (a)	118,000	3,500
Freeport-McMoRan Copper & Gold, Inc. Class B	449,300	16,274
Mettler-Toledo International, Inc. (a)	212,500	10,179
NTL, Inc. (a)	234,242	15,579
Orthofix International NV (a)	110,100	3,909
Phelps Dodge Corp.	149,800	13,113
Shaw Group, Inc. (a)	324,500	3,956
Stillwater Mining Co. (a)	386,700	4,780
Synthes, Inc.	316,528	33,832
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United States of America - continued
Telewest Global, Inc. (a)	1,403,773	$ 17,266
Transocean, Inc. (a)	323,800	11,414
TOTAL UNITED STATES OF AMERICA		150,498
TOTAL COMMON STOCKS (Cost $3,619,952)		4,118,221
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
Metrophotonics, Inc. Series 2 (g)	8,500	37
Nonconvertible Preferred Stocks - 1.0%
Germany - 0.5%
Fresenius Medical Care AG	440,700	24,121
Italy - 0.5%
Banca Intesa Spa (Risp)	698,800	2,362
Telecom Italia Spa (Risp)	8,297,400	20,737
TOTAL ITALY		23,099
TOTAL NONCONVERTIBLE PREFERRED STOCKS		47,220
TOTAL PREFERRED STOCKS (Cost $44,289)		47,257
Nonconvertible Bonds - 0.1%
		Principal Amount (000s)
United Kingdom - 0.1%
British Energy PLC 6.077% 3/25/06 (Cost $1,554)	GBP	529	2,318
Government Obligations - 0.9%

Germany - 0.9%
German Federal Republic 2.0028% to 2.0333% 11/17/04 (Cost $41,176)	EUR	33,400	42,695
Money Market Funds - 10.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.79% (b)(c) (Cost $459,080)	459,080,144	$ 459,080
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $4,166,051)		4,669,571
NET OTHER ASSETS - (2.3)%		(103,903)
NET ASSETS - 100%		$ 4,565,668
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,906,000 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $119,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ITF Optical Technologies, Inc. Series A	10/11/00	$ 90
Metrophotonics, Inc. Series 2	9/29/00	$ 85
OZ Optics Ltd. unit	8/18/00	$ 80

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $89,208) (cost $4,166,051) - See accompanying schedule		$ 4,669,571
Foreign currency held at value (cost $13,155)		13,293
Receivable for investments sold Regular delivery		50,929
Delayed delivery		693
Receivable for fund shares sold		29,784
Dividends receivable		4,438
Interest receivable		579
Other affiliated receivables		8
Other receivables		528
Total assets		4,769,823

Liabilities
Payable for investments purchased Regular delivery	$ 95,743
Delayed delivery	412
Payable for fund shares redeemed	8,195
Accrued management fee	2,680
Distribution fees payable	1,332
Other affiliated payables	899
Other payables and accrued expenses	2,128
Collateral on securities loaned, at value	92,766
Total liabilities		204,155

Net Assets		$ 4,565,668
Net Assets consist of:
Paid in capital		$ 4,051,870
Undistributed net investment income		8,576
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,277
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		502,945
Net Assets		$ 4,565,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,293,687 ÷ 76,220 shares)	$ 16.97

Maximum offering price per share (100/94.25 of $16.97)	$ 18.01
Class T: Net Asset Value and redemption price per share ($1,510,180 ÷ 89,772 shares)	$ 16.82

Maximum offering price per share (100/96.50 of $16.82)	$ 17.43
Class B: Net Asset Value and offering price per share ($196,080 ÷ 11,913 shares) A	$ 16.46

Class C: Net Asset Value and offering price per share ($381,027 ÷ 23,122 shares) A	$ 16.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,184,694 ÷ 68,949 shares)	$ 17.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends		$ 56,136
Interest		2,973
Security lending		1,602
		60,711
Less foreign taxes withheld		(5,991)
Total income		54,720

Expenses
Management fee	$ 22,171
Transfer agent fees	6,953
Distribution fees	11,317
Accounting and security lending fees	1,395
Non-interested trustees' compensation	15
Custodian fees and expenses	1,323
Registration fees	704
Audit	61
Legal	10
Miscellaneous	682
Total expenses before reductions	44,631
Expense reductions	(1,243)	43,388
Net investment income (loss)		11,332
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $299)	69,412
Foreign currency transactions	(143)
Total net realized gain (loss)		69,269
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,138)	311,138
Assets and liabilities in foreign currencies	216
Total change in net unrealized appreciation (depreciation)		311,354
Net gain (loss)		380,623
Net increase (decrease) in net assets resulting from operations		$ 391,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,332	$ 3,569
Net realized gain (loss)	69,269	14,823
Change in net unrealized appreciation (depreciation)	311,354	218,068
Net increase (decrease) in net assets resulting from operations	391,955	236,460
Distributions to shareholders from net investment income	(10,785)	(1,439)
Share transactions - net increase (decrease)	2,786,474	716,381
Redemption fees	95	-
Total increase (decrease) in net assets	3,167,739	951,402

Net Assets
Beginning of period	1,397,929	446,527
End of period (including undistributed net investment income of $8,576 and undistributed net investment income of $6,506, respectively)	$ 4,565,668	$ 1,397,929

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.60	$ 11.12	$ 11.87	$ 14.54	$ 13.05
Income from Investment Operations
Net investment income (loss)C	.08	.09	.07	.10	.22D
Net realized and unrealized gain (loss)	2.41	3.45	(.82)	(2.48)	1.49
Total from investment operations	2.49	3.54	(.75)	(2.38)	1.71
Distributions from net investment income	(.12)	(.06)	-	(.29)	(.03)
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.02)
Total distributions	(.12)	(.06)	-	(.29)	(.22)
Redemption fees added to paid in capitalC	-F	-	-	-	-
Net asset value, end of period	$ 16.97	$ 14.60	$ 11.12	$ 11.87	$ 14.54
Total ReturnA,B	17.15%	31.99%	(6.32)%	(16.69)%	13.13%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.31%	1.42%	1.46%	1.50%	1.52%
Expenses net of voluntary waivers, if any	1.31%	1.42%	1.46%	1.50%	1.52%
Expenses net of all reductions	1.27%	1.39%	1.43%	1.46%	1.50%
Net investment income (loss)	.51%	.71%	.54%	.77%	1.44%
Supplemental Data
Net assets, end of period (in millions)	$ 1,294	$ 241	$ 52	$ 38	$ 27
Portfolio turnover rate	72%	49%	53%	84%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.13 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.47	$ 11.01	$ 11.80	$ 14.46	$ 13.02
Income from Investment Operations
Net investment income (loss)C	.03	.05	.02	.06	.17D
Net realized and unrealized gain (loss)	2.39	3.43	(.81)	(2.46)	1.49
Total from investment operations	2.42	3.48	(.79)	(2.40)	1.66
Distributions from net investment income	(.07)	(.02)	-	(.26)	(.03)
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.02)
Total distributions	(.07)	(.02)	-	(.26)	(.22)
Redemption fees added to paid in capitalC	-F	-	-	-	-
Net asset value, end of period	$ 16.82	$ 14.47	$ 11.01	$ 11.80	$ 14.46
Total ReturnA,B	16.78%	31.66%	(6.69)%	(16.90)%	12.78%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.61%	1.75%	1.79%	1.81%	1.82%
Expenses net of voluntary waivers, if any	1.61%	1.75%	1.79%	1.81%	1.82%
Expenses net of all reductions	1.57%	1.72%	1.76%	1.76%	1.80%
Net investment income (loss)	.21%	.38%	.21%	.47%	1.15%
Supplemental Data
Net assets, end of period (in millions)	$ 1,510	$ 552	$ 204	$ 153	$ 139
Portfolio turnover rate	72%	49%	53%	84%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.13 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.19	$ 10.84	$ 11.68	$ 14.33	$ 12.96
Income from Investment Operations
Net investment income (loss)C	(.07)	(.02)	(.04)	(.01)	.09D
Net realized and unrealized gain (loss)	2.35	3.37	(.80)	(2.44)	1.49
Total from investment operations	2.28	3.35	(.84)	(2.45)	1.58
Distributions from net investment income	(.01)	-	-	(.20)	(.02)
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.02)
Total distributions	(.01)	-	-	(.20)	(.21)
Redemption fees added to paid in capitalC	-F	-	-	-	-
Net asset value, end of period	$ 16.46	$ 14.19	$ 10.84	$ 11.68	$ 14.33
Total ReturnA,B	16.08%	30.90%	(7.19)%	(17.33)%	12.21%
Ratios to Average Net AssetsE
Expenses before expense reductions	2.24%	2.32%	2.32%	2.35%	2.36%
Expenses net of voluntary waivers, if any	2.24%	2.32%	2.32%	2.35%	2.36%
Expenses net of all reductions	2.20%	2.29%	2.29%	2.30%	2.34%
Net investment income (loss)	(.42)%	(.19)%	(.32)%	(.07)%	.60%
Supplemental Data
Net assets, end of period (in millions)	$ 196	$ 89	$ 49	$ 42	$ 44
Portfolio turnover rate	72%	49%	53%	84%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.13 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.22	$ 10.86	$ 11.68	$ 14.34	$ 12.96
Income from Investment Operations
Net investment income (loss)C	(.05)	(.01)	(.03)	-F	.10D
Net realized and unrealized gain (loss)	2.35	3.37	(.79)	(2.45)	1.48
Total from investment operations	2.30	3.36	(.82)	(2.45)	1.58
Distributions from net investment income	(.04)	-	-	(.21)	(.01)
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.02)
Total distributions	(.04)	-	-	(.21)	(.20)
Redemption fees added to paid in capitalC	-F	-	-	-	-
Net asset value, end of period	$ 16.48	$ 14.22	$ 10.86	$ 11.68	$ 14.34
Total ReturnA,B	16.21%	30.94%	(7.02)%	(17.33)%	12.21%
Ratios to Average Net AssetsE
Expenses before expense reductions	2.13%	2.23%	2.25%	2.28%	2.32%
Expenses net of voluntary waivers, if any	2.13%	2.23%	2.25%	2.28%	2.32%
Expenses net of all reductions	2.09%	2.20%	2.22%	2.24%	2.30%
Net investment income (loss)	(.31)%	(.10)%	(.25)%	(.01)%	.65%
Supplemental Data
Net assets, end of period (in millions)	$ 381	$ 124	$ 54	$ 44	$ 38
Portfolio turnover rate	72%	49%	53%	84%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.13 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.74	$ 11.22	$ 11.94	$ 14.60	$ 13.08
Income from Investment Operations
Net investment income (loss)B	.13	.13	.11	.14	.26C
Net realized and unrealized gain (loss)	2.44	3.48	(.83)	(2.48)	1.49
Total from investment operations	2.57	3.61	(.72)	(2.34)	1.75
Distributions from net investment income	(.13)	(.09)	-	(.32)	(.04)
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.02)
Total distributions	(.13)	(.09)	-	(.32)	(.23)
Redemption fees added to paid in capitalB	-E	-	-	-	-
Net asset value, end of period	$ 17.18	$ 14.74	$ 11.22	$ 11.94	$ 14.60
Total ReturnA	17.54%	32.41%	(6.03)%	(16.38)%	13.42%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.03%	1.09%	1.11%	1.17%	1.24%
Expenses net of voluntary waivers, if any	1.03%	1.09%	1.11%	1.17%	1.24%
Expenses net of all reductions	.98%	1.06%	1.07%	1.12%	1.22%
Net investment income (loss)	.80%	1.04%	.89%	1.11%	1.73%
Supplemental Data
Net assets, end of period (in millions)	$ 1,185	$ 391	$ 88	$ 43	$ 20
Portfolio turnover rate	72%	49%	53%	84%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.13 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, capital loss carry forwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 555,872
Unrealized depreciation	(73,375)
Net unrealized appreciation (depreciation)	482,497
Undistributed ordinary income	20,180
Undistributed long-term capital gain	11,120
Cost for federal income tax purposes	$ 4,187,074

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 10,785	$ 1,439

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,557,193 and $2,061,478, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,912	$ -
Class T	.25%	.25%	5,282	299
Class B	.75%	.25%	1,476	1,107
Class C	.75%	.25%	2,647	1,140
			$ 11,317	$ 2,546

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 930
Class T	185
Class B*	223
Class C*	53
$ 1,391
* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,596.21
Class T	2,668.25
Class B	568.38
Class C	741.28
Institutional Class	1,380.17
	$ 6,953

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,493 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,239 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4.

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31, 2004	Years ended October 31, 2003
From net investment income
Class A	$ 2,739	$ 292
Class T	3,117	397
Class B	70	-
Class C	442	-
Institutional Class	4,417	750
Total	$ 10,785	$ 1,439

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	75,525	16,942	$ 1,219,587	$ 218,725
Reinvestment of distributions	132	24	2,005	271
Shares redeemed	(15,926)	(5,120)	(257,408)	(63,239)
Net increase (decrease)	59,731	11,846	$ 964,184	$ 155,757
Class T
Shares sold	67,315	29,220	$ 1,076,867	$ 358,219
Reinvestment of distributions	183	33	2,756	370
Shares redeemed	(15,917)	(9,624)	(255,724)	(117,763)
Net increase (decrease)	51,581	19,629	$ 823,899	$ 240,826
Class B
Shares sold	6,650	2,720	$ 104,459	$ 32,792
Reinvestment of distributions	4	-	59	-
Shares redeemed	(1,035)	(917)	(16,283)	(10,619)
Net increase (decrease)	5,619	1,803	$ 88,235	$ 22,173
Class C
Shares sold	16,221	5,286	$ 254,211	$ 64,958
Reinvestment of distributions	22	-	327	-
Shares redeemed	(1,843)	(1,527)	(29,087)	(17,673)
Net increase (decrease)	14,400	3,759	$ 225,451	$ 47,285
Institutional Class
Shares sold	56,867	26,478	$ 924,747	$ 351,243
Reinvestment of distributions	120	29	1,832	326
Shares redeemed	(14,589)	(7,794)	(241,874)	(101,229)
Net increase (decrease)	42,398	18,713	$ 684,705	$ 250,340

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Trustee of Fidelity Advisor Series VIII. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Diversified International. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts, or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Diversified International. He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Penelope A. Dobkin (50)

Year of Election or Appointment: 2004

Vice President of Advisor Diversified International. Prior to assuming her current responsibilities, Ms. Dobkin managed a variety of Fidelity funds. Ms. Dobkin also serves as Vice President of FMR and FMR Co., Inc.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified International. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Diversified International. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Diversified International. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Diversified International. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Diversified International. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Diversified International. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Diversified International. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Diversified International. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Diversified International. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Diversified International. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Diversified International. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/15/03	$.050	$.009
Class T	12/15/03	$.031	$.009
Class B	12/15/03	$.007	$.009
Class C	12/15/03	$.019	$.009

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	1,604,966,171.44	83.744
Against	99,784,661.58	5.207
Abstain	72,874,270.99	3.802
Broker Non-Votes	138,884,310.55	7.247
TOTAL	1,916,509,414.56	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIF-UANN-1204
1.784735.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Diversified International

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	38
Trustees and Officers	39
Distributions	51
Proxy Voting Results	52

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	17.54%	6.76%	10.67%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International SM Europe, Australia, Far East (MSCI® EAFE®) Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Penny Dobkin, who became Portfolio Manager of Fidelity® Advisor Diversified International Fund on October 4, 2004

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

Fidelity Advisor Diversified International Fund's Institutional Class shares were up 17.54% during the one-year period ending October 31, 2004, underperforming the MSCI EAFE index, but generally outdistancing the 16.12% advance of the LipperSM International Funds Average. Emphasizing some of the more aggressive stocks in Japan, such as brokerage firms Nikko Cordial and Nomura Holdings, as well as semiconductor equipment company Tokyo Electron, was a main reason the fund underperformed its index. Having a significantly lower exposure than the MSCI EAFE to strong-performing utilities stocks, such as German electric power provider E.ON, also hurt the fund's relative return. The fund lost some additional ground by holding an average weighting of about 4% of its net assets in cash, which provided a head wind amid a rising equity market. From a geographic perspective, good stock picking in the European market - the largest regional component of the fund and its index - provided a considerable boost to the fund's relative results. Large positions in two strong-performing Switzerland-based health care stocks, namely dental implant provider Nobel Biocare and pharmaceutical firm Novartis, were particularly helpful. Elsewhere, owning a handful of Canadian energy stocks, such as EnCana and Talisman Energy, also worked out well, as they appreciated nicely due to the industry's supportive supply/demand profile.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,043.00	$ 6.78
HypotheticalA	$ 1,000.00	$ 1,018.28	$ 6.72
Class T
Actual	$ 1,000.00	$ 1,041.50	$ 8.26
HypotheticalA	$ 1,000.00	$ 1,016.80	$ 8.20
Class B
Actual	$ 1,000.00	$ 1,038.50	$ 11.58
HypotheticalA	$ 1,000.00	$ 1,013.50	$ 11.50
Class C
Actual	$ 1,000.00	$ 1,039.10	$ 11.02
HypotheticalA	$ 1,000.00	$ 1,014.06	$ 10.94
Institutional Class
Actual	$ 1,000.00	$ 1,044.40	$ 5.29
HypotheticalA	$ 1,000.00	$ 1,019.76	$ 5.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.32%
Class T	1.61%
Class B	2.26%
Class C	2.15%
Institutional Class	1.03%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.5	2.2
BP PLC sponsored ADR (United Kingdom, Oil & Gas)	2.3	1.1
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	2.0	2.0
Total SA sponsored ADR (France, Oil & Gas)	1.9	1.1
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.6	0.7
	10.3
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.2	22.2
Consumer Discretionary	13.6	13.7
Health Care	12.2	13.6
Energy	8.7	7.8
Information Technology	7.3	9.1
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	19.1	18.4
Japan	11.9	15.5
France	9.4	7.7
Switzerland	9.2	8.6
Germany	7.1	3.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 91.2%	Stocks and Investment Companies 92.2%
Bonds 0.1%	Bonds 0.6%
Short-Term Investments and Net Other Assets 8.7%	Short-Term Investments and Net Other Assets 7.2%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value (Note 1) (000s)
Australia - 2.4%
Australia & New Zealand Banking Group Ltd.	540,951	$ 8,263
Australian Gas Light Co.	491,662	4,823
Brambles Industries Ltd. (d)	2,484,714	13,190
CSL Ltd.	1,838,244	39,640
Macquarie Bank Ltd.	361,852	10,726
News Corp. Ltd. sponsored ADR	573,600	18,034
QBE Insurance Group Ltd.	1,319,903	13,569
TOTAL AUSTRALIA		108,245
Austria - 0.2%
Bank Austria Creditanstalt AG	95,700	7,104
Belgium - 0.1%
Fortis	263,300	6,709
Bermuda - 0.2%
Aquarius Platinum Ltd. (Australia)	693,752	3,698
Clear Media Ltd. (a)	6,342,100	6,111
TOTAL BERMUDA		9,809
Brazil - 0.7%
Banco Bradesco SA sponsored ADR	113,800	6,927
Banco Itau Holding Financeira SA sponsored ADR	76,300	4,616
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	391,000	10,377
Uniao de Bancos Brasileiros SA (Unibanco) GDR	356,400	9,427
TOTAL BRAZIL		31,347
Canada - 4.8%
Aber Diamond Corp. (a)	128,200	4,465
Canadian Imperial Bank of Commerce	79,900	4,848
Canadian Natural Resources Ltd.	252,800	10,645
Canadian Western Bank, Edmonton	46,400	1,815
Celestica, Inc. (sub. vtg.) (a)	242,300	3,520
EnCana Corp.	732,624	36,335
ITF Optical Technologies, Inc. Series A (g)	1,792	2
Jean Coutu Group, Inc.:
Class A (e)	343,400	4,554
Class A (sub. vtg.)	1,050,940	13,937
Loblaw Companies Ltd.	181,500	9,851
National Bank of Canada	254,900	10,210
Novagold Resources, Inc. (a)	49,300	348
OZ Optics Ltd. unit (g)	5,400	80
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Canada - continued
Petro-Canada	454,500	$ 24,810
Power Corp. of Canada (sub. vtg.)	758,100	18,251
Precision Drilling Corp. (a)	420,600	26,040
Research in Motion Ltd. (a)	39,392	3,472
Sun Life Financial, Inc.	505,318	15,543
Talisman Energy, Inc.	648,500	17,413
Tembec, Inc. (a)	585,200	3,815
TimberWest Forest Corp. unit	627,800	7,629
TOTAL CANADA		217,583
Cayman Islands - 0.2%
Apex Silver Mines Ltd. (a)(d)	434,100	8,144
China - 0.8%
BYD Co. Ltd. (H Shares)	2,097,000	5,900
China Telecom Corp. Ltd. sponsored ADR	41,000	1,314
Global Bio-Chem Technology Group Co. Ltd.	20,306,000	15,914
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	2,366,000	164
People's Food Holdings Ltd.	9,699,000	6,766
Sinopec Zhenhai Refining & Chemical Co. Ltd. (H Shares)	8,108,000	7,760
TOTAL CHINA		37,818
Denmark - 1.5%
Danske Bank AS	941,675	26,390
GN Store Nordic AS	118,000	1,199
Novo Nordisk AS Series B	603,693	30,094
TDC AS	243,700	9,043
TOTAL DENMARK		66,726
Estonia - 0.1%
Hansabank SA	289,900	2,931
Finland - 1.0%
Fortum Oyj (d)	601,400	9,235
Nokia Corp. sponsored ADR	2,091,200	32,246
UPM-Kymmene Corp.	335,500	6,655
TOTAL FINLAND		48,136
France - 9.4%
Accor SA	288,100	11,997
Assurances Generales France SA (Bearer)	70,563	4,714
AXA SA sponsored ADR	937,300	20,293
Bacou Dalloz	76,915	5,930
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
BNP Paribas SA	574,746	$ 39,239
CNP Assurances	242,593	16,562
Credit Agricole SA	917,525	26,970
Dassault Aviation SA	8,185	4,395
Eiffage SA	108,770	10,850
Essilor International SA	226,630	15,429
Ipsos SA	38,394	3,601
L'Oreal SA	100,850	6,898
Lagardere S.C.A. (Reg.)	337,082	21,784
Medidep SA (a)	89,703	2,497
Neopost SA	274,629	19,118
NRJ Group	430,520	8,947
Pernod-Ricard	127,803	17,745
Rhodia SA ADR	2,885,300	5,107
Sanofi-Aventis sponsored ADR	1,290,100	47,089
Total SA sponsored ADR	852,900	88,940
Vinci SA	146,153	17,459
Vivendi Universal SA sponsored ADR (a)	1,164,200	31,934
TOTAL FRANCE		427,498
Germany - 5.7%
Adidas-Salomon AG	88,527	12,408
Allianz AG sponsored ADR	4,248,570	45,247
BASF AG sponsored ADR	77,500	4,869
Bilfinger & Berger Bau AG	124,100	4,367
Celesio AG	135,594	9,861
Deutsche Boerse AG	174,234	8,729
Deutsche Telekom AG sponsored ADR (a)	2,564,700	49,422
E.ON AG sponsored ADR	118,400	9,656
Fielmann AG	39,427	2,479
Fresenius Medical Care AG sponsored ADR	482,700	12,430
GFK AG	205,127	6,759
HeidelbergCement AG	184,238	9,096
Hochtief AG	395,200	10,519
Hypo Real Estate Holding AG (a)	461,340	17,310
Infineon Technologies AG (a)	715,100	7,816
K&S AG	271,527	11,348
RWE AG	511,961	27,202
Siemens AG sponsored ADR	150,100	11,218
TOTAL GERMANY		260,736
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Greece - 0.5%
Greek Organization of Football Prognostics SA	517,960	$ 10,592
Public Power Corp. of Greece	433,480	10,795
TOTAL GREECE		21,387
Hong Kong - 1.1%
Aeon Credit Service (Asia) Co. Ltd.	1,408,000	895
Hengan International Group Co. Ltd.	4,584,000	2,444
Hutchison Whampoa Ltd.	776,000	5,957
Shun Tak Holdings Ltd.	6,596,000	4,089
Techtronic Industries Co. Ltd.	11,354,500	22,611
Television Broadcasts Ltd.	2,091,000	8,946
Wharf Holdings Ltd.	1,623,000	5,338
TOTAL HONG KONG		50,280
India - 1.8%
Bank of Baroda	1,173,599	3,988
Housing Development Finance Corp. Ltd.	1,144,197	16,163
Infosys Technologies Ltd.	622,624	26,182
Matrix Laboratories Ltd.	1	0
National Thermal Power Corp.	391,800	536
Ranbaxy Laboratories Ltd.	271,869	6,588
Reliance Industries Ltd.	388,429	4,534
Satyam Computer Services Ltd.	1,206,766	9,958
State Bank of India	1,502,350	15,716
TOTAL INDIA		83,665
Ireland - 1.8%
Allied Irish Banks PLC	1,350,098	23,600
C&C Group PLC	2,360,500	7,733
CRH PLC	715,517	17,168
Elan Corp. PLC sponsored ADR (a)(d)	411,300	10,612
IAWS Group PLC (Ireland)	692,500	9,225
Independent News & Media PLC (Ireland)	4,566,173	13,323
TOTAL IRELAND		81,661
Italy - 2.9%
Autostrade Spa	430,316	9,444
Banca Antonveneta Spa (a)	420,900	8,871
Banca Intesa Spa	4,572,854	18,785
Banche Popolari Unite Scarl	710,400	12,673
Banco Popolare di Verona e Novara	269,913	4,801
Bulgari Spa	419,496	4,354
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - continued
Davide Campari-Milano Spa	128,000	$ 7,283
ENI Spa sponsored ADR	338,600	38,746
Societa Iniziative Autostradali e Servizi Spa (SIAS)	266,000	3,619
Telecom Italia Spa	3,700,300	12,359
Telecom Italia Spa ADR	415,762	13,886
TOTAL ITALY		134,821
Japan - 11.9%
Advantest Corp.	66,800	4,677
Aisin Seiki Co. Ltd.	201,200	4,515
Asahi Glass Co. Ltd.	1,086,000	9,994
Canon, Inc. ADR	514,300	25,458
Credit Saison Co. Ltd.	258,600	8,283
Daiwa Securities Group, Inc.	2,883,000	17,706
East Japan Railway Co.	2,187	11,510
Fujitsu Ltd.	924,000	5,509
Honda Motor Co. Ltd.	519,300	25,228
Hoya Corp.	223,100	22,935
Ito Yokado Ltd.	128,000	4,596
JAFCO Co. Ltd.	68,600	3,533
Keyence Corp.	50,000	11,282
Millea Holdings, Inc.	1,061	14,035
Mitsubishi Electric Corp.	2,827,000	13,249
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	2,106	17,880
Mitsui Fudosan Co. Ltd.	666,000	7,079
Mizuho Financial Group, Inc.	4,859	18,778
Murata Manufacturing Co. Ltd.	272,800	13,017
Nikko Cordial Corp.	4,677,000	20,947
Nintendo Co. Ltd.	19,100	2,158
Nippon Chemi-con Corp.	85,000	416
Nippon Electric Glass Co. Ltd.	95,000	2,123
Nippon Oil Corp.	1,022,000	6,499
Nitto Denko Corp.	506,000	24,049
Nomura Holdings, Inc.	1,559,000	18,973
NTT Urban Development Co. (a)(f)	97	412
ORIX Corp.	208,000	24,429
Ricoh Co. Ltd.	819,000	15,322
Rohm Co. Ltd.	138,100	14,197
Sanden Corp.	698,000	4,564
Seiyu Ltd. (a)	1,839,000	4,275
SFCG Co. Ltd.	53,180	11,195
Shinko Electric Industries Co.Ltd.	60,500	1,749
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Softbank Corp. (d)	118,800	$ 5,388
Sumitomo Forestry Co. Ltd.	796,000	7,551
Sumitomo Mitsui Financial Group, Inc. (d)	5,717	37,218
Sumitomo Osaka Cement Co. Ltd.	2,965,000	6,528
T&D Holdings, Inc. (a)	320,500	14,172
Tokyo Electron Ltd.	170,100	9,242
Toyota Motor Corp. ADR	431,250	33,461
UFJ Holdings, Inc. (a)	6,323	29,394
Yahoo! Japan Corp. New (a)(d)	1,291	5,623
Yamato Transport Co. Ltd.	241,000	3,254
TOTAL JAPAN		542,403
Korea (South) - 1.6%
Kookmin Bank (a)	1,260	42
Kookmin Bank sponsored ADR (a)	477,010	16,042
LG Electronics, Inc.	443,730	25,050
NCsoft Corp. (a)	20,060	1,917
Samsung Electronics Co. Ltd.	41,320	16,222
Shinhan Financial Group Co. Ltd.	638,284	12,572
TOTAL KOREA (SOUTH)		71,845
Luxembourg - 0.1%
Stolt-Nielsen SA Class B sponsored ADR (a)	252,100	5,307
Mexico - 0.5%
America Movil SA de CV sponsored ADR	265,900	11,700
Fomento Economico Mexicano SA de CV sponsored ADR	269,200	11,872
TOTAL MEXICO		23,572
Netherlands - 3.5%
ASML Holding NV (NY Shares) (a)	1,267,200	18,058
EADS NV	168,528	4,820
Efes Breweries International NV unit (a)(e)	12,700	352
Fugro NV (Certificaten Van Aandelen)	123,200	9,601
ING Groep NV sponsored ADR	1,392,900	37,093
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	687,886	23,257
OPG Groep NV (A Shares)	69,713	3,756
QIAGEN NV (a)(d)	730,518	7,773
Reed Elsevier NV ADR	648,600	17,155
VNU NV	466,753	12,788
Wolters Kluwer NV (Certificaten Van Aandelen)	1,454,929	26,606
TOTAL NETHERLANDS		161,259
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Netherlands Antilles - 0.2%
Schlumberger Ltd. (NY Shares)	139,200	$ 8,761
Norway - 0.9%
DnB NOR ASA	2,726,480	23,153
Schibsted AS (B Shares)	223,550	4,887
Storebrand ASA (A Shares)	1,530,700	11,675
TOTAL NORWAY		39,715
Portugal - 0.7%
Brisa Auto-Estradas de Portugal SA	1,626,880	13,345
Electricidade de Portugal SA	3,100,000	9,204
Portugal Telecom SGPS SA sponsored ADR	853,400	9,660
TOTAL PORTUGAL		32,209
Singapore - 0.1%
Flextronics International Ltd. (a)	227,100	2,737
Want Want Holdings Ltd.	4,182,000	4,098
TOTAL SINGAPORE		6,835
Spain - 2.6%
Actividades de Construccion y Servicios SA (ACS)	865,667	16,827
Altadis SA (Spain)	5,000	184
Antena 3 Television SA (a)	114,347	7,368
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	1,300,800	20,488
Compania de Distribucion Integral Logista SA	105,220	4,780
Gestevision Telecinco SA	335,340	6,424
Grupo Ferrovial SA	80,397	3,571
Inditex SA	505,627	12,889
Prosegur Comp Securidad SA (Reg.)	296,600	5,124
Telefonica SA sponsored ADR	782,500	38,992
TOTAL SPAIN		116,647
Sweden - 1.4%
Eniro AB	1,631,500	13,837
Gambro AB (A Shares)	475,500	5,562
Hennes & Mauritz AB (H&M) (B Shares)	303,350	8,854
Skandinaviska Enskilda Banken AB (A Shares)	283,600	4,730
Tele2 AB (B Shares) (d)	289,600	9,640
Telefonaktiebolaget LM Ericsson ADR (a)(d)	715,100	20,674
TOTAL SWEDEN		63,297
Switzerland - 9.2%
ABB Ltd. (Reg.) (a)	1,515,269	8,783
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Switzerland - continued
Actelion Ltd. (Reg.) (a)	129,887	$ 14,906
Alcon, Inc.	200,800	14,297
Compagnie Financiere Richemont unit	613,448	17,446
Credit Suisse Group sponsored ADR	737,700	25,281
INFICON Holding AG (a)	53,076	3,468
Nestle SA (Reg.)	177,297	42,067
Nobel Biocare Holding AG (Switzerland)	147,614	24,211
Novartis AG sponsored ADR	1,945,432	93,400
Phonak Holding AG	178,434	5,605
Roche Holding AG (participation certificate)	704,573	72,240
Schindler Holding AG (Reg.)	21,007	7,479
SIG Holding AG	36,801	6,905
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	20,496	13,100
Swiss Life Holding (a)	50,523	6,479
Syngenta AG sponsored ADR	236,500	4,503
The Swatch Group AG (Reg.)	618,379	17,094
UBS AG (NY Shares) (d)	609,247	44,164
TOTAL SWITZERLAND		421,428
Thailand - 0.0%
Thai Oil PCL (a)	513,400	516
United Kingdom - 19.0%
3i Group PLC	1,140,700	12,210
Allied Domecq PLC	1,257,204	11,199
Amdocs Ltd. (a)	570,600	14,351
AstraZeneca PLC sponsored ADR	837,400	34,501
BAE Systems PLC	2,404,780	10,529
BOC Group PLC	932,737	15,032
BP PLC sponsored ADR	1,761,800	102,625
British Airways PLC (a)	1,500,000	5,998
Cadbury Schweppes PLC sponsored ADR	276,700	9,269
Capita Group PLC	4,283,313	27,687
Carnival PLC ADR	358,000	18,988
Daily Mail & General Trust PLC Class A	990,267	13,184
Enterprise Inns PLC	1,632,268	18,567
FKI PLC	955,435	2,098
Group 4 Securicor PLC (a)	2,975,530	6,507
Hilton Group PLC	3,895,737	18,452
HSBC Holdings PLC sponsored ADR (d)	893,700	72,417
Inchcape PLC	59,548	1,617
Intertek Group PLC	737,516	9,324
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Invensys PLC (a)	21,501,700	$ 6,026
ITV PLC	5,802,928	11,410
Kesa Electricals PLC	1,234,912	6,173
National Grid Transco PLC	2,346,430	20,417
Next PLC	535,699	16,440
Northern Rock PLC	520,600	7,094
Provident Financial PLC	811,393	8,715
Prudential PLC	151,182	1,113
Rank Group PLC	2,067,027	10,864
Reckitt Benckiser PLC	1,254,338	34,437
Reuters Group PLC sponsored ADR	178,300	7,292
Rio Tinto PLC (Reg.)	601,639	15,989
Royal Bank of Scotland Group PLC	1,296,088	38,227
SABMiller PLC	919,309	13,270
Serco Group PLC	2,735,225	10,958
Signet Group PLC	4,100,300	8,006
SMG PLC	1,471,257	3,042
Smith & Nephew PLC	3,635,537	31,440
Standard Chartered PLC	936,851	16,760
Taylor Nelson Sofres PLC	1,407,080	5,973
Tesco PLC	8,709,442	45,934
Trinity Mirror PLC	860,095	10,195
Vodafone Group PLC sponsored ADR	4,438,600	114,471
Xstrata PLC	403,810	6,270
Yell Group PLC	2,119,870	14,258
TOTAL UNITED KINGDOM		869,329
United States of America - 3.3%
AFLAC, Inc.	279,000	10,011
Covance, Inc. (a)	168,300	6,685
Fox Entertainment Group, Inc. Class A (a)	118,000	3,500
Freeport-McMoRan Copper & Gold, Inc. Class B	449,300	16,274
Mettler-Toledo International, Inc. (a)	212,500	10,179
NTL, Inc. (a)	234,242	15,579
Orthofix International NV (a)	110,100	3,909
Phelps Dodge Corp.	149,800	13,113
Shaw Group, Inc. (a)	324,500	3,956
Stillwater Mining Co. (a)	386,700	4,780
Synthes, Inc.	316,528	33,832
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United States of America - continued
Telewest Global, Inc. (a)	1,403,773	$ 17,266
Transocean, Inc. (a)	323,800	11,414
TOTAL UNITED STATES OF AMERICA		150,498
TOTAL COMMON STOCKS (Cost $3,619,952)		4,118,221
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
Metrophotonics, Inc. Series 2 (g)	8,500	37
Nonconvertible Preferred Stocks - 1.0%
Germany - 0.5%
Fresenius Medical Care AG	440,700	24,121
Italy - 0.5%
Banca Intesa Spa (Risp)	698,800	2,362
Telecom Italia Spa (Risp)	8,297,400	20,737
TOTAL ITALY		23,099
TOTAL NONCONVERTIBLE PREFERRED STOCKS		47,220
TOTAL PREFERRED STOCKS (Cost $44,289)		47,257
Nonconvertible Bonds - 0.1%
		Principal Amount (000s)
United Kingdom - 0.1%
British Energy PLC 6.077% 3/25/06 (Cost $1,554)	GBP	529	2,318
Government Obligations - 0.9%

Germany - 0.9%
German Federal Republic 2.0028% to 2.0333% 11/17/04 (Cost $41,176)	EUR	33,400	42,695
Money Market Funds - 10.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.79% (b)(c) (Cost $459,080)	459,080,144	$ 459,080
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $4,166,051)		4,669,571
NET OTHER ASSETS - (2.3)%		(103,903)
NET ASSETS - 100%		$ 4,565,668
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,906,000 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $119,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ITF Optical Technologies, Inc. Series A	10/11/00	$ 90
Metrophotonics, Inc. Series 2	9/29/00	$ 85
OZ Optics Ltd. unit	8/18/00	$ 80

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $89,208) (cost $4,166,051) - See accompanying schedule		$ 4,669,571
Foreign currency held at value (cost $13,155)		13,293
Receivable for investments sold Regular delivery		50,929
Delayed delivery		693
Receivable for fund shares sold		29,784
Dividends receivable		4,438
Interest receivable		579
Other affiliated receivables		8
Other receivables		528
Total assets		4,769,823

Liabilities
Payable for investments purchased Regular delivery	$ 95,743
Delayed delivery	412
Payable for fund shares redeemed	8,195
Accrued management fee	2,680
Distribution fees payable	1,332
Other affiliated payables	899
Other payables and accrued expenses	2,128
Collateral on securities loaned, at value	92,766
Total liabilities		204,155

Net Assets		$ 4,565,668
Net Assets consist of:
Paid in capital		$ 4,051,870
Undistributed net investment income		8,576
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,277
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		502,945
Net Assets		$ 4,565,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,293,687 ÷ 76,220 shares)	$ 16.97

Maximum offering price per share (100/94.25 of $16.97)	$ 18.01
Class T: Net Asset Value and redemption price per share ($1,510,180 ÷ 89,772 shares)	$ 16.82

Maximum offering price per share (100/96.50 of $16.82)	$ 17.43
Class B: Net Asset Value and offering price per share ($196,080 ÷ 11,913 shares) A	$ 16.46

Class C: Net Asset Value and offering price per share ($381,027 ÷ 23,122 shares) A	$ 16.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,184,694 ÷ 68,949 shares)	$ 17.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends		$ 56,136
Interest		2,973
Security lending		1,602
		60,711
Less foreign taxes withheld		(5,991)
Total income		54,720

Expenses
Management fee	$ 22,171
Transfer agent fees	6,953
Distribution fees	11,317
Accounting and security lending fees	1,395
Non-interested trustees' compensation	15
Custodian fees and expenses	1,323
Registration fees	704
Audit	61
Legal	10
Miscellaneous	682
Total expenses before reductions	44,631
Expense reductions	(1,243)	43,388
Net investment income (loss)		11,332
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $299)	69,412
Foreign currency transactions	(143)
Total net realized gain (loss)		69,269
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,138)	311,138
Assets and liabilities in foreign currencies	216
Total change in net unrealized appreciation (depreciation)		311,354
Net gain (loss)		380,623
Net increase (decrease) in net assets resulting from operations		$ 391,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,332	$ 3,569
Net realized gain (loss)	69,269	14,823
Change in net unrealized appreciation (depreciation)	311,354	218,068
Net increase (decrease) in net assets resulting from operations	391,955	236,460
Distributions to shareholders from net investment income	(10,785)	(1,439)
Share transactions - net increase (decrease)	2,786,474	716,381
Redemption fees	95	-
Total increase (decrease) in net assets	3,167,739	951,402

Net Assets
Beginning of period	1,397,929	446,527
End of period (including undistributed net investment income of $8,576 and undistributed net investment income of $6,506, respectively)	$ 4,565,668	$ 1,397,929

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.60	$ 11.12	$ 11.87	$ 14.54	$ 13.05
Income from Investment Operations
Net investment income (loss)C	.08	.09	.07	.10	.22D
Net realized and unrealized gain (loss)	2.41	3.45	(.82)	(2.48)	1.49
Total from investment operations	2.49	3.54	(.75)	(2.38)	1.71
Distributions from net investment income	(.12)	(.06)	-	(.29)	(.03)
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.02)
Total distributions	(.12)	(.06)	-	(.29)	(.22)
Redemption fees added to paid in capitalC	-F	-	-	-	-
Net asset value, end of period	$ 16.97	$ 14.60	$ 11.12	$ 11.87	$ 14.54
Total ReturnA,B	17.15%	31.99%	(6.32)%	(16.69)%	13.13%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.31%	1.42%	1.46%	1.50%	1.52%
Expenses net of voluntary waivers, if any	1.31%	1.42%	1.46%	1.50%	1.52%
Expenses net of all reductions	1.27%	1.39%	1.43%	1.46%	1.50%
Net investment income (loss)	.51%	.71%	.54%	.77%	1.44%
Supplemental Data
Net assets, end of period (in millions)	$ 1,294	$ 241	$ 52	$ 38	$ 27
Portfolio turnover rate	72%	49%	53%	84%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.13 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.47	$ 11.01	$ 11.80	$ 14.46	$ 13.02
Income from Investment Operations
Net investment income (loss)C	.03	.05	.02	.06	.17D
Net realized and unrealized gain (loss)	2.39	3.43	(.81)	(2.46)	1.49
Total from investment operations	2.42	3.48	(.79)	(2.40)	1.66
Distributions from net investment income	(.07)	(.02)	-	(.26)	(.03)
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.02)
Total distributions	(.07)	(.02)	-	(.26)	(.22)
Redemption fees added to paid in capitalC	-F	-	-	-	-
Net asset value, end of period	$ 16.82	$ 14.47	$ 11.01	$ 11.80	$ 14.46
Total ReturnA,B	16.78%	31.66%	(6.69)%	(16.90)%	12.78%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.61%	1.75%	1.79%	1.81%	1.82%
Expenses net of voluntary waivers, if any	1.61%	1.75%	1.79%	1.81%	1.82%
Expenses net of all reductions	1.57%	1.72%	1.76%	1.76%	1.80%
Net investment income (loss)	.21%	.38%	.21%	.47%	1.15%
Supplemental Data
Net assets, end of period (in millions)	$ 1,510	$ 552	$ 204	$ 153	$ 139
Portfolio turnover rate	72%	49%	53%	84%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.13 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.19	$ 10.84	$ 11.68	$ 14.33	$ 12.96
Income from Investment Operations
Net investment income (loss)C	(.07)	(.02)	(.04)	(.01)	.09D
Net realized and unrealized gain (loss)	2.35	3.37	(.80)	(2.44)	1.49
Total from investment operations	2.28	3.35	(.84)	(2.45)	1.58
Distributions from net investment income	(.01)	-	-	(.20)	(.02)
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.02)
Total distributions	(.01)	-	-	(.20)	(.21)
Redemption fees added to paid in capitalC	-F	-	-	-	-
Net asset value, end of period	$ 16.46	$ 14.19	$ 10.84	$ 11.68	$ 14.33
Total ReturnA,B	16.08%	30.90%	(7.19)%	(17.33)%	12.21%
Ratios to Average Net AssetsE
Expenses before expense reductions	2.24%	2.32%	2.32%	2.35%	2.36%
Expenses net of voluntary waivers, if any	2.24%	2.32%	2.32%	2.35%	2.36%
Expenses net of all reductions	2.20%	2.29%	2.29%	2.30%	2.34%
Net investment income (loss)	(.42)%	(.19)%	(.32)%	(.07)%	.60%
Supplemental Data
Net assets, end of period (in millions)	$ 196	$ 89	$ 49	$ 42	$ 44
Portfolio turnover rate	72%	49%	53%	84%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.13 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.22	$ 10.86	$ 11.68	$ 14.34	$ 12.96
Income from Investment Operations
Net investment income (loss)C	(.05)	(.01)	(.03)	-F	.10D
Net realized and unrealized gain (loss)	2.35	3.37	(.79)	(2.45)	1.48
Total from investment operations	2.30	3.36	(.82)	(2.45)	1.58
Distributions from net investment income	(.04)	-	-	(.21)	(.01)
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.02)
Total distributions	(.04)	-	-	(.21)	(.20)
Redemption fees added to paid in capitalC	-F	-	-	-	-
Net asset value, end of period	$ 16.48	$ 14.22	$ 10.86	$ 11.68	$ 14.34
Total ReturnA,B	16.21%	30.94%	(7.02)%	(17.33)%	12.21%
Ratios to Average Net AssetsE
Expenses before expense reductions	2.13%	2.23%	2.25%	2.28%	2.32%
Expenses net of voluntary waivers, if any	2.13%	2.23%	2.25%	2.28%	2.32%
Expenses net of all reductions	2.09%	2.20%	2.22%	2.24%	2.30%
Net investment income (loss)	(.31)%	(.10)%	(.25)%	(.01)%	.65%
Supplemental Data
Net assets, end of period (in millions)	$ 381	$ 124	$ 54	$ 44	$ 38
Portfolio turnover rate	72%	49%	53%	84%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.13 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.74	$ 11.22	$ 11.94	$ 14.60	$ 13.08
Income from Investment Operations
Net investment income (loss)B	.13	.13	.11	.14	.26C
Net realized and unrealized gain (loss)	2.44	3.48	(.83)	(2.48)	1.49
Total from investment operations	2.57	3.61	(.72)	(2.34)	1.75
Distributions from net investment income	(.13)	(.09)	-	(.32)	(.04)
Distributions from net realized gain	-	-	-	-	(.17)
Distributions in excess of net realized gain	-	-	-	-	(.02)
Total distributions	(.13)	(.09)	-	(.32)	(.23)
Redemption fees added to paid in capitalB	-E	-	-	-	-
Net asset value, end of period	$ 17.18	$ 14.74	$ 11.22	$ 11.94	$ 14.60
Total ReturnA	17.54%	32.41%	(6.03)%	(16.38)%	13.42%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.03%	1.09%	1.11%	1.17%	1.24%
Expenses net of voluntary waivers, if any	1.03%	1.09%	1.11%	1.17%	1.24%
Expenses net of all reductions	.98%	1.06%	1.07%	1.12%	1.22%
Net investment income (loss)	.80%	1.04%	.89%	1.11%	1.73%
Supplemental Data
Net assets, end of period (in millions)	$ 1,185	$ 391	$ 88	$ 43	$ 20
Portfolio turnover rate	72%	49%	53%	84%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.13 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, capital loss carry forwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 555,872
Unrealized depreciation	(73,375)
Net unrealized appreciation (depreciation)	482,497
Undistributed ordinary income	20,180
Undistributed long-term capital gain	11,120
Cost for federal income tax purposes	$ 4,187,074

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 10,785	$ 1,439

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,557,193 and $2,061,478, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,912	$ -
Class T	.25%	.25%	5,282	299
Class B	.75%	.25%	1,476	1,107
Class C	.75%	.25%	2,647	1,140
			$ 11,317	$ 2,546

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 930
Class T	185
Class B*	223
Class C*	53
$ 1,391

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,596.21
Class T	2,668.25
Class B	568.38
Class C	741.28
Institutional Class	1,380.17
	$ 6,953

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,493 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,239 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4.

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31, 2004	Years ended October 31, 2003
From net investment income
Class A	$ 2,739	$ 292
Class T	3,117	397
Class B	70	-
Class C	442	-
Institutional Class	4,417	750
Total	$ 10,785	$ 1,439

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	75,525	16,942	$ 1,219,587	$ 218,725
Reinvestment of distributions	132	24	2,005	271
Shares redeemed	(15,926)	(5,120)	(257,408)	(63,239)
Net increase (decrease)	59,731	11,846	$ 964,184	$ 155,757
Class T
Shares sold	67,315	29,220	$ 1,076,867	$ 358,219
Reinvestment of distributions	183	33	2,756	370
Shares redeemed	(15,917)	(9,624)	(255,724)	(117,763)
Net increase (decrease)	51,581	19,629	$ 823,899	$ 240,826
Class B
Shares sold	6,650	2,720	$ 104,459	$ 32,792
Reinvestment of distributions	4	-	59	-
Shares redeemed	(1,035)	(917)	(16,283)	(10,619)
Net increase (decrease)	5,619	1,803	$ 88,235	$ 22,173
Class C
Shares sold	16,221	5,286	$ 254,211	$ 64,958
Reinvestment of distributions	22	-	327	-
Shares redeemed	(1,843)	(1,527)	(29,087)	(17,673)
Net increase (decrease)	14,400	3,759	$ 225,451	$ 47,285
Institutional Class
Shares sold	56,867	26,478	$ 924,747	$ 351,243
Reinvestment of distributions	120	29	1,832	326
Shares redeemed	(14,589)	(7,794)	(241,874)	(101,229)
Net increase (decrease)	42,398	18,713	$ 684,705	$ 250,340

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Trustee of Fidelity Advisor Series VIII. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Diversified International. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts, or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Diversified International. He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Penelope A. Dobkin (50)

Year of Election or Appointment: 2004

Vice President of Advisor Diversified International. Prior to assuming her current responsibilities, Ms. Dobkin managed a variety of Fidelity funds. Ms. Dobkin also serves as Vice President of FMR and FMR Co., Inc.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified International. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Diversified International. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Diversified International. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Diversified International. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Diversified International. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Diversified International. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Diversified International. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Diversified International. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Diversified International. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Diversified International. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Diversified International. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/15/03	$.054	$.009

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	1,604,966,171.44	83.744
Against	99,784,661.58	5.207
Abstain	72,874,270.99	3.802
Broker Non-Votes	138,884,310.55	7.247
TOTAL	1,916,509,414.56	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIFI-UANN-1204
1.784736.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Europe Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Distributions	45
Proxy Voting Results	46

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED (circle7) MAY LOSE VALUE (circle7) NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	7.32%	0.50%	1.36%
Class T (incl. 3.50% sales charge)	9.57%	0.75%	1.54%
Class B (incl. contingent deferred sales charge) B	7.97%	0.55%	1.45%
Class C (incl. contingent deferred sales charge) C	11.96%	0.94%	1.62%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12-month period that ended on October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 13.87%, 13.54%, 12.97% and 12.96%, respectively, compared with returns of 22.09% for the Morgan Stanley Capital International (MSCI) Europe Index and 21.59% for the LipperSM European Region Funds Average. The fund lagged the benchmark mainly as a result of poor stock selection in the diversified financials industry and underweightings in both the energy and utilities sectors, where stock prices appreciated significantly during the period. Deutsche Boerse, the German stock exchange, and DAB Bank, the German online broker, both experienced slowdowns in their businesses and their stock prices declined. One of the fund's largest positions during the period, Deutsche Boerse was the single biggest relative and absolute detractor from performance. Business Objects, a French software company that the fund no longer holds, also disappointed by delivering lackluster earnings. The fund was helped by TANDBERG Television, the Norwegian maker of infrastructure for the cable and satellite TV industries, and Turkcell, the Turkish mobile phone operator.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,038.60	$ 8.97
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class T
Actual	$ 1,000.00	$ 1,036.00	$ 10.24
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class B
Actual	$ 1,000.00	$ 1,033.90	$ 12.78
HypotheticalA	$ 1,000.00	$ 1,012.27	$ 12.73
Class C
Actual	$ 1,000.00	$ 1,033.90	$ 12.78
HypotheticalA	$ 1,000.00	$ 1,012.27	$ 12.73
Institutional Class
Actual	$ 1,000.00	$ 1,039.20	$ 7.69
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.64

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.75%
Class T	2.00%
Class B	2.50%
Class C	2.50%
Institutional Class	1.50%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA sponsored ADR (France, Oil & Gas)	4.8	0.0
BP PLC (United Kingdom, Oil & Gas)	4.5	1.0
Turkcell Iletisim Hizmet AS sponsored ADR (Turkey, Wireless Telecommunication Services)	2.9	0.8
TANDBERG Television ASA (Norway, Communications Equipment)	2.9	2.2
Royal Dutch Petroleum Co. (Hague Registry) (Netherlands, Oil & Gas)	2.7	1.2
	17.8
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	17.6	3.5
Financials	17.2	13.7
Telecommunication Services	14.7	17.7
Consumer Discretionary	13.1	22.5
Health Care	9.5	13.7
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	29.4	31.0
France	11.9	9.5
Germany	9.2	13.6
Netherlands	6.6	6.9
Italy	6.2	4.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 92.7%	Stocks 91.5%
Bonds 0.0%	Bonds 1.0%
Short-Term Investments and Net Other Assets 7.3%	Short-Term Investments and Net Other Assets 7.5%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value (Note 1)
Belgium - 1.9%
Belgacom SA	5,000	$ 184,277
Fortis	8,700	221,666
TOTAL BELGIUM		405,943
Canada - 1.3%
Cognos, Inc. (a)	3,700	146,894
Eldorado Gold Corp. (a)	36,600	117,207
TOTAL CANADA		264,101
Denmark - 2.5%
Coloplast AS Series B	1,350	134,361
Novo Nordisk AS Series B	3,100	154,533
TDC AS	6,300	233,775
TOTAL DENMARK		522,669
Finland - 1.2%
F-Secure Oyj (a)	49,200	105,775
Fortum Oyj	9,800	150,493
TOTAL FINLAND		256,268
France - 11.9%
BNP Paribas SA	3,400	232,125
France Telecom SA	3,696	106,260
NRJ Group	9,600	199,510
Pernod-Ricard	2,825	392,244
Renault SA	1,600	134,317
Rhodia SA (a)	47,600	85,888
Sanofi-Aventis	2,000	146,000
Total SA sponsored ADR	9,700	1,011,514
Vivendi Universal SA (a)	6,900	189,267
TOTAL FRANCE		2,497,125
Germany - 7.9%
Adidas-Salomon AG	1,200	168,199
BASF AG	4,400	276,452
DAB Bank AG (a)	20,200	123,821
Deutsche Boerse AG	4,955	248,247
Deutsche Telekom AG (Reg.) (a)	10,400	200,408
Fresenius Medical Care AG	2,600	199,633
RWE AG	5,500	292,232
Siemens AG (Reg.)	1,900	142,006
TOTAL GERMANY		1,650,998
Common Stocks - continued
	Shares	Value (Note 1)
Greece - 2.5%
Alpha Bank AE	7,900	$ 227,062
Greek Organization of Football Prognostics SA	7,560	154,599
Hellenic Petroleum SA	15,310	146,942
TOTAL GREECE		528,603
Ireland - 0.2%
C&C Group PLC	15,500	50,779
Israel - 0.5%
Emblaze Ltd. (a)	37,400	96,219
Italy - 6.2%
Banca Intesa Spa	38,505	158,172
Bulgari Spa	24,400	253,232
Capitalia Spa	34,700	133,661
ENI Spa	16,300	373,042
Mediaset Spa	10,800	123,558
Mediobanca Spa	4,500	62,545
Telecom Italia Mobile Spa (TIM)	33,900	200,511
TOTAL ITALY		1,304,721
Luxembourg - 1.6%
Millicom International Cellular SA unit (a)	17,000	344,820
Netherlands - 6.6%
ABN-AMRO Holding NV	9,800	235,788
Completel Europe NV (a)	4,382	144,397
Hagemeyer NV (a)	69,200	126,634
ING Groep NV (Certificaten Van Aandelen)	7,730	205,850
Royal Dutch Petroleum Co. (Hague Registry)	10,300	558,672
Wolters Kluwer NV (Certificaten Van Aandelen)	5,700	104,235
TOTAL NETHERLANDS		1,375,576
Norway - 2.9%
TANDBERG Television ASA (a)	84,400	613,196
Poland - 0.7%
Bank Zachodni WBK SA	700	17,669
Polski Koncern Naftowy Orlen SA	11,500	124,258
TOTAL POLAND		141,927
Portugal - 0.9%
Portugal Telecom SGPS SA sponsored ADR	9,500	107,540
PT Multimedia SGPS SA	3,100	72,518
TOTAL PORTUGAL		180,058
Common Stocks - continued
	Shares	Value (Note 1)
Russia - 0.5%
Surgutneftegaz JSC sponsored ADR	2,700	$ 107,730
South Africa - 0.8%
MTN Group Ltd.	17,400	95,045
Steinhoff International Holdings Ltd.	42,800	74,911
TOTAL SOUTH AFRICA		169,956
Spain - 1.3%
Banco Bilbao Vizcaya Argentaria SA	17,200	270,900
Sweden - 1.7%
Modern Times Group AB (MTG) (B Shares) (a)	3,000	66,787
Nordea Bank AB	9,000	77,919
Skandia Foersaekrings AB	26,300	98,141
Telefonaktiebolaget LM Ericsson (B Shares) (a)	41,700	120,555
TOTAL SWEDEN		363,402
Switzerland - 3.4%
Credit Suisse Group (Reg.)	2,127	72,892
Phonak Holding AG	5,819	182,788
Roche Holding AG (participation certificate)	2,573	263,809
Syngenta AG (Switzerland)	878	83,990
UBS AG (NY Shares)	1,500	108,735
TOTAL SWITZERLAND		712,214
Turkey - 3.8%
Turkcell Iletisim Hizmet AS sponsored ADR	40,176	614,693
Turkiye Garanti Bankasi AS	68,536,119	182,812
TOTAL TURKEY		797,505
United Kingdom - 29.4%
Amlin PLC	99,900	267,111
Axis Shield PLC (a)	19,200	70,919
BAE Systems PLC	93,000	407,173
BHP Billiton PLC	17,300	175,965
BP PLC	6,400	62,133
BP PLC sponsored ADR	15,100	879,575
BT Group PLC	58,400	201,305
Chaucer Holdings PLC	80,400	65,009
Corin Group PLC	21,100	132,802
Dixons Group PLC	62,600	197,576
Easynet Group PLC (a)	41,800	50,697
GlaxoSmithKline PLC sponsored ADR	10,000	424,000
HSBC Holdings PLC sponsored ADR	5,200	421,356
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Imperial Chemical Industries PLC	37,100	$ 143,021
Invensys PLC (a)	408,200	114,395
ITV PLC	67,475	132,675
Maiden Group PLC	9,000	37,626
NDS Group PLC sponsored ADR (a)	6,000	157,020
Next PLC	6,500	199,477
Reuters Group PLC	16,800	114,460
Royal Bank of Scotland Group PLC	7,400	218,258
Scottish Power PLC	28,000	226,270
Shell Transport & Trading Co. PLC:
ADR	7,600	359,176
(Reg.)	6,800	53,561
Shire Pharmaceuticals Group PLC	11,400	107,920
Ted Baker PLC	28,000	253,926
Vodafone Group PLC	204,700	527,921
William Hill PLC	12,400	111,428
Wyevale Garden Centres PLC	9,100	59,282
TOTAL UNITED KINGDOM		6,172,037
United States of America - 1.7%
Archer-Daniels-Midland Co.	6,400	123,968
Microsoft Corp.	3,900	109,161
Telewest Global, Inc. (a)	9,239	113,640
TOTAL UNITED STATES OF AMERICA		346,769
TOTAL COMMON STOCKS (Cost $16,960,220)		19,173,516
Preferred Stocks - 1.3%

Convertible Preferred Stocks - 0.0%
United Kingdom - 0.0%
ITV PLC (a)	10,532	6,677
Nonconvertible Preferred Stocks - 1.3%
Germany - 1.3%
Fresenius AG	1,300	110,297
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
Germany - continued
Fresenius Medical Care AG	1,500	$ 82,099
Porsche AG (non-vtg.)	130	83,007
TOTAL GERMANY		275,403
TOTAL PREFERRED STOCKS (Cost $223,385)		282,080
Money Market Funds - 8.7%

Fidelity Cash Central Fund, 1.79% (b) (Cost $1,821,043)	1,821,043	1,821,043
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $19,004,648)		21,276,639
NET OTHER ASSETS - (1.4)%		(289,919)
NET ASSETS - 100%		$ 20,986,720
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $3,923,000 all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (cost $19,004,648) - See accompanying schedule		$ 21,276,639
Receivable for investments sold		59,157
Receivable for fund shares sold		26,682
Dividends receivable		25,918
Interest receivable		1,325
Receivable from investment adviser for expense reductions		25,645
Other receivables		8,589
Total assets		21,423,955

Liabilities
Payable for investments purchased	$ 227,824
Payable for fund shares redeemed	52,182
Accrued management fee	12,424
Distribution fees payable	11,726
Other affiliated payables	11,110
Other payables and accrued expenses	121,969
Total liabilities		437,235

Net Assets		$ 20,986,720
Net Assets consist of:
Paid in capital		$ 22,663,984
Accumulated net investment loss		(2,363)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,949,997)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,275,096
Net Assets		$ 20,986,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,904,538 ÷ 257,119 shares)	$ 11.30

Maximum offering price per share (100/94.25 of $11.30)	$ 11.99
Class T: Net Asset Value and redemption price per share ($8,102,431 ÷ 722,524 shares)	$ 11.21

Maximum offering price per share (100/96.50 of $11.21)	$ 11.62
Class B: Net Asset Value and offering price per share ($6,288,001 ÷ 573,077 shares) A	$ 10.97

Class C: Net Asset Value and offering price per share ($3,234,287 ÷ 294,436 shares) A	$ 10.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($457,463 ÷ 40,133 shares)	$ 11.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 402,277
Interest		25,787
		428,064
Less foreign taxes withheld		(47,096)
Total income		380,968

Expenses
Management fee	$ 158,241
Transfer agent fees	107,806
Distribution fees	146,647
Accounting fees and expenses	37,508
Non-interested trustees' compensation	111
Custodian fees and expenses	56,131
Registration fees	61,271
Audit	41,411
Legal	2,082
Reports to shareholders	81,000
Miscellaneous	250
Total expenses before reductions	692,458
Expense reductions	(234,280)	458,178
Net investment income (loss)		(77,210)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,219,277
Foreign currency transactions	785
Total net realized gain (loss)		3,220,062
Change in net unrealized appreciation (depreciation) on: Investment securities	(580,850)
Assets and liabilities in foreign currencies	(2,055)
Total change in net unrealized appreciation (depreciation)		(582,905)
Net gain (loss)		2,637,157
Net increase (decrease) in net assets resulting from operations		$ 2,559,947

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (77,210)	$ 11,835
Net realized gain (loss)	3,220,062	1,078,830
Change in net unrealized appreciation (depreciation)	(582,905)	3,062,161
Net increase (decrease) in net assets resulting from operations	2,559,947	4,152,826
Distributions to shareholders from net investment income	(86,506)	(44,256)
Share transactions - net increase (decrease)	(1,503,949)	(2,514,690)
Redemption fees	50	-
Total increase (decrease) in net assets	969,542	1,593,880

Net Assets
Beginning of period	20,017,178	18,423,298
End of period (including accumulated net investment loss of $2,363 and undistributed net investment income of $39,615, respectively)	$ 20,986,720	$ 20,017,178

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00	$ 8.03	$ 9.00	$ 11.13	$ 10.56
Income from Investment Operations
Net investment income (loss) C	.01	.04	.05	.01	(.02)
Net realized and unrealized gain (loss)	1.37	1.98	(1.02)	(2.14)	.62
Total from investment operations	1.38	2.02	(.97)	(2.13)	.60
Distributions from net investment income	(.08)	(.05)	-	-	(.03)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 11.30	$ 10.00	$ 8.03	$ 9.00	$ 11.13
Total Return A, B	13.87%	25.30%	(10.78)%	(19.14)%	5.67%
Ratios to Average Net Assets D
Expenses before expense reductions	2.74%	3.07%	2.57%	2.16%	1.97%
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.96%	2.00%	1.97%
Expenses net of all reductions	1.68%	1.69%	1.91%	1.95%	1.93%
Net investment income (loss)	.07%	.49%	.48%	.14%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,905	$ 3,346	$ 2,071	$ 2,577	$ 3,501
Portfolio turnover rate	123%	199%	137%	85%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 7.98	$ 8.95	$ 11.09	$ 10.54
Income from Investment Operations
Net investment income (loss) C	(.02)	.02	.02	(.01)	(.05)
Net realized and unrealized gain (loss)	1.36	1.96	(.99)	(2.13)	.62
Total from investment operations	1.34	1.98	(.97)	(2.14)	.57
Distributions from net investment income	(.06)	(.03)	-	-	(.02)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 11.21	$ 9.93	$ 7.98	$ 8.95	$ 11.09
Total Return A, B	13.54%	24.90%	(10.84)%	(19.30)%	5.40%
Ratios to Average Net Assets D
Expenses before expense reductions	3.03%	3.34%	2.80%	2.40%	2.24%
Expenses net of voluntary waivers, if any	2.00%	2.00%	2.20%	2.25%	2.24%
Expenses net of all reductions	1.93%	1.94%	2.16%	2.19%	2.20%
Net investment income (loss)	(.18)%	.24%	.24%	(.10)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,102	$ 7,628	$ 7,079	$ 9,749	$ 15,505
Portfolio turnover rate	123%	199%	137%	85%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 7.82	$ 8.82	$ 10.99	$ 10.48
Income from Investment Operations
Net investment income (loss) C	(.07)	(.02)	(.02)	(.06)	(.11)
Net realized and unrealized gain (loss)	1.33	1.92	(.98)	(2.11)	.62
Total from investment operations	1.26	1.90	(1.00)	(2.17)	.51
Distributions from net investment income	(.01)	-	-	-	-
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 10.97	$ 9.72	$ 7.82	$ 8.82	$ 10.99
Total Return A, B	12.97%	24.30%	(11.34)%	(19.75)%	4.87%
Ratios to Average Net Assets D
Expenses before expense reductions	3.54%	3.87%	3.33%	2.95%	2.81%
Expenses net of voluntary waivers, if any	2.50%	2.50%	2.70%	2.75%	2.75%
Expenses net of all reductions	2.43%	2.44%	2.65%	2.70%	2.71%
Net investment income (loss)	(.68)%	(.26)%	(.26)%	(.61)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,288	$ 5,596	$ 5,717	$ 6,507	$ 8,132
Portfolio turnover rate	123%	199%	137%	85%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 7.83	$ 8.84	$ 11.01	$ 10.49
Income from Investment Operations
Net investment income (loss) C	(.07)	(.02)	(.02)	(.06)	(.10)
Net realized and unrealized gain (loss)	1.33	1.92	(.99)	(2.11)	.62
Total from investment operations	1.26	1.90	(1.01)	(2.17)	.52
Distributions from net investment income	(.01)	-	-	-	-
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 10.98	$ 9.73	$ 7.83	$ 8.84	$ 11.01
Total Return A, B	12.96%	24.27%	(11.43)%	(19.71)%	4.96%
Ratios to Average Net Assets D
Expenses before expense reductions	3.41%	3.74%	3.22%	2.80%	2.67%
Expenses net of voluntary waivers, if any	2.50%	2.50%	2.71%	2.75%	2.67%
Expenses net of all reductions	2.43%	2.44%	2.66%	2.70%	2.63%
Net investment income (loss)	(.68)%	(.26)%	(.27)%	(.61)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,234	$ 3,076	$ 2,876	$ 4,393	$ 7,117
Portfolio turnover rate	123%	199%	137%	85%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 8.10	$ 9.05	$ 11.16	$ 10.58
Income from Investment Operations
Net investment income (loss) B	.04	.06	.07	.04	.02
Net realized and unrealized gain (loss)	1.37	1.98	(1.02)	(2.15)	.61
Total from investment operations	1.41	2.04	(.95)	(2.11)	.63
Distributions from net investment income	(.08)	(.07)	-	-	(.05)
Redemption fees added to paid in capital B	- D	-	-	-	-
Net asset value, end of period	$ 11.40	$ 10.07	$ 8.10	$ 9.05	$ 11.16
Total Return A	14.07%	25.39%	(10.50)%	(18.91)%	5.94%
Ratios to Average Net Assets C
Expenses before expense reductions	2.29%	2.56%	2.07%	1.75%	1.70%
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.71%	1.75%	1.70%
Expenses net of all reductions	1.43%	1.44%	1.66%	1.69%	1.66%
Net investment income (loss)	.32%	.73%	.74%	.40%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 457	$ 371	$ 681	$ 820	$ 1,193
Portfolio turnover rate	123%	199%	137%	85%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,516,610
Unrealized depreciation	(270,888)
Net unrealized appreciation (depreciation)	2,245,722
Capital loss carryforward	(3,922,989)

Cost for federal income tax purposes	$ 19,030,917

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 86,506	$ 44,256

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $25,071,386 and $27,606,585, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 8,612	$ 18
Class T	.25%	.25%	41,246	-
Class B	.75%	.25%	62,597	46,947
Class C	.75%	.25%	34,192	4,960
			$ 146,647	$ 51,925

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,832
Class T	2,236
Class B*	12,439
Class C*	940
$ 20,447

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 16,512.48
Class T	43,265.52
Class B	32,999.53
Class C	13,827.40
Institutional Class	1,203.28
	$ 107,806

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $15,702 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $71 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 34,017
Class T	2.00%	85,250
Class B	2.50%	64,871
Class C	2.50%	31,238
Institutional Class	1.50%	3,410
		$ 218,786

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $15,494 for the period.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2004	2003
From net investment income
Class A	$ 28,050	$ 12,873
Class T	46,077	26,438
Class B	5,801	-
Class C	3,213	-
Institutional Class	3,365	4,945
Total	$ 86,506	$ 44,256

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2004	2003	2004	2003
Class A
Shares sold	337,527	316,316	$ 3,769,229	$ 2,713,286
Reinvestment of distributions	2,412	1,448	25,135	11,764
Shares redeemed	(417,543)	(240,897)	(4,586,475)	(2,051,864)
Net increase (decrease)	(77,604)	76,867	$ (792,111)	$ 673,186
Class T
Shares sold	135,665	153,987	$ 1,489,738	$ 1,293,026
Reinvestment of distributions	4,315	3,125	44,751	25,256
Shares redeemed	(185,482)	(276,339)	(2,011,588)	(2,311,651)
Net increase (decrease)	(45,502)	(119,227)	$ (477,099)	$ (993,369)
Class B
Shares sold	121,537	116,409	$ 1,299,582	$ 971,513
Reinvestment of distributions	522	-	5,324	-
Shares redeemed	(124,715)	(271,990)	(1,346,950)	(2,226,193)
Net increase (decrease)	(2,656)	(155,581)	$ (42,044)	$ (1,254,680)
Class C
Shares sold	74,022	51,238	$ 796,896	$ 440,459
Reinvestment of distributions	244	-	2,495	-
Shares redeemed	(95,858)	(102,640)	(1,022,292)	(855,030)
Net increase (decrease)	(21,592)	(51,402)	$ (222,901)	$ (414,571)
Institutional Class
Shares sold	37,290	319,492	$ 413,160	$ 2,847,002
Reinvestment of distributions	287	320	3,019	2,614
Shares redeemed	(34,275)	(367,066)	(385,973)	(3,374,872)
Net increase (decrease)	3,302	(47,254)	$ 30,206	$ (525,256)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Europe Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Ian Hart (37)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Hart is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Hart managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Europe Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Europe Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Europe Capital Appreciation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Europe Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Europe Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Europe Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/15/03	$.048	$.023
Class T	12/15/03	$.039	$.023
Class B	12/15/03	$.016	$.023
Class C	12/15/03	$.016	$.023

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	9,341,137.24	71.050
Against	1,231,315.59	9.366
Abstain	805,876.23	6.129
Broker Non-Votes	1,768,915.27	13.455
TOTAL	13,147,244.33	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEUR-UANN-1204
1.784739.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Europe Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers	32
Distributions	44
Proxy Voting Results	45

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED (circle7) MAY LOSE VALUE (circle7) NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	14.07%	1.92%	2.61%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12-month period that ended on October 31, 2004, the fund's Institutional Class shares returned 14.07%, compared with returns of 22.09% for the Morgan Stanley Capital International (MSCI) Europe Index and 21.59% for the LipperSM European Region Funds Average. The fund lagged the benchmark mainly as a result of poor stock selection in the diversified financials industry and underweightings in both the energy and utilities sectors, where stock prices appreciated significantly during the period. Deutsche Boerse, the German stock exchange, and DAB Bank, the German online broker, both experienced slowdowns in their businesses and their stock prices declined. One of the fund's largest positions during the period, Deutsche Boerse was the single biggest relative and absolute detractor from performance. Business Objects, a French software company that the fund no longer holds, also disappointed by delivering lackluster earnings. The fund was helped by TANDBERG Television, the Norwegian maker of infrastructure for the cable and satellite TV industries, and Turkcell, the Turkish mobile phone operator.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,038.60	$ 8.97
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class T
Actual	$ 1,000.00	$ 1,036.00	$ 10.24
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class B
Actual	$ 1,000.00	$ 1,033.90	$ 12.78
HypotheticalA	$ 1,000.00	$ 1,012.27	$ 12.73
Class C
Actual	$ 1,000.00	$ 1,033.90	$ 12.78
HypotheticalA	$ 1,000.00	$ 1,012.27	$ 12.73
Institutional Class
Actual	$ 1,000.00	$ 1,039.20	$ 7.69
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.64

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.75%
Class T	2.00%
Class B	2.50%
Class C	2.50%
Institutional Class	1.50%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA sponsored ADR (France, Oil & Gas)	4.8	0.0
BP PLC (United Kingdom, Oil & Gas)	4.5	1.0
Turkcell Iletisim Hizmet AS sponsored ADR (Turkey, Wireless Telecommunication Services)	2.9	0.8
TANDBERG Television ASA (Norway, Communications Equipment)	2.9	2.2
Royal Dutch Petroleum Co. (Hague Registry) (Netherlands, Oil & Gas)	2.7	1.2
	17.8
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	17.6	3.5
Financials	17.2	13.7
Telecommunication Services	14.7	17.7
Consumer Discretionary	13.1	22.5
Health Care	9.5	13.7
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	29.4	31.0
France	11.9	9.5
Germany	9.2	13.6
Netherlands	6.6	6.9
Italy	6.2	4.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 92.7%	Stocks 91.5%
Bonds 0.0%	Bonds 1.0%
Short-Term Investments and Net Other Assets 7.3%	Short-Term Investments and Net Other Assets 7.5%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value (Note 1)
Belgium - 1.9%
Belgacom SA	5,000	$ 184,277
Fortis	8,700	221,666
TOTAL BELGIUM		405,943
Canada - 1.3%
Cognos, Inc. (a)	3,700	146,894
Eldorado Gold Corp. (a)	36,600	117,207
TOTAL CANADA		264,101
Denmark - 2.5%
Coloplast AS Series B	1,350	134,361
Novo Nordisk AS Series B	3,100	154,533
TDC AS	6,300	233,775
TOTAL DENMARK		522,669
Finland - 1.2%
F-Secure Oyj (a)	49,200	105,775
Fortum Oyj	9,800	150,493
TOTAL FINLAND		256,268
France - 11.9%
BNP Paribas SA	3,400	232,125
France Telecom SA	3,696	106,260
NRJ Group	9,600	199,510
Pernod-Ricard	2,825	392,244
Renault SA	1,600	134,317
Rhodia SA (a)	47,600	85,888
Sanofi-Aventis	2,000	146,000
Total SA sponsored ADR	9,700	1,011,514
Vivendi Universal SA (a)	6,900	189,267
TOTAL FRANCE		2,497,125
Germany - 7.9%
Adidas-Salomon AG	1,200	168,199
BASF AG	4,400	276,452
DAB Bank AG (a)	20,200	123,821
Deutsche Boerse AG	4,955	248,247
Deutsche Telekom AG (Reg.) (a)	10,400	200,408
Fresenius Medical Care AG	2,600	199,633
RWE AG	5,500	292,232
Siemens AG (Reg.)	1,900	142,006
TOTAL GERMANY		1,650,998
Common Stocks - continued
	Shares	Value (Note 1)
Greece - 2.5%
Alpha Bank AE	7,900	$ 227,062
Greek Organization of Football Prognostics SA	7,560	154,599
Hellenic Petroleum SA	15,310	146,942
TOTAL GREECE		528,603
Ireland - 0.2%
C&C Group PLC	15,500	50,779
Israel - 0.5%
Emblaze Ltd. (a)	37,400	96,219
Italy - 6.2%
Banca Intesa Spa	38,505	158,172
Bulgari Spa	24,400	253,232
Capitalia Spa	34,700	133,661
ENI Spa	16,300	373,042
Mediaset Spa	10,800	123,558
Mediobanca Spa	4,500	62,545
Telecom Italia Mobile Spa (TIM)	33,900	200,511
TOTAL ITALY		1,304,721
Luxembourg - 1.6%
Millicom International Cellular SA unit (a)	17,000	344,820
Netherlands - 6.6%
ABN-AMRO Holding NV	9,800	235,788
Completel Europe NV (a)	4,382	144,397
Hagemeyer NV (a)	69,200	126,634
ING Groep NV (Certificaten Van Aandelen)	7,730	205,850
Royal Dutch Petroleum Co. (Hague Registry)	10,300	558,672
Wolters Kluwer NV (Certificaten Van Aandelen)	5,700	104,235
TOTAL NETHERLANDS		1,375,576
Norway - 2.9%
TANDBERG Television ASA (a)	84,400	613,196
Poland - 0.7%
Bank Zachodni WBK SA	700	17,669
Polski Koncern Naftowy Orlen SA	11,500	124,258
TOTAL POLAND		141,927
Portugal - 0.9%
Portugal Telecom SGPS SA sponsored ADR	9,500	107,540
PT Multimedia SGPS SA	3,100	72,518
TOTAL PORTUGAL		180,058
Common Stocks - continued
	Shares	Value (Note 1)
Russia - 0.5%
Surgutneftegaz JSC sponsored ADR	2,700	$ 107,730
South Africa - 0.8%
MTN Group Ltd.	17,400	95,045
Steinhoff International Holdings Ltd.	42,800	74,911
TOTAL SOUTH AFRICA		169,956
Spain - 1.3%
Banco Bilbao Vizcaya Argentaria SA	17,200	270,900
Sweden - 1.7%
Modern Times Group AB (MTG) (B Shares) (a)	3,000	66,787
Nordea Bank AB	9,000	77,919
Skandia Foersaekrings AB	26,300	98,141
Telefonaktiebolaget LM Ericsson (B Shares) (a)	41,700	120,555
TOTAL SWEDEN		363,402
Switzerland - 3.4%
Credit Suisse Group (Reg.)	2,127	72,892
Phonak Holding AG	5,819	182,788
Roche Holding AG (participation certificate)	2,573	263,809
Syngenta AG (Switzerland)	878	83,990
UBS AG (NY Shares)	1,500	108,735
TOTAL SWITZERLAND		712,214
Turkey - 3.8%
Turkcell Iletisim Hizmet AS sponsored ADR	40,176	614,693
Turkiye Garanti Bankasi AS	68,536,119	182,812
TOTAL TURKEY		797,505
United Kingdom - 29.4%
Amlin PLC	99,900	267,111
Axis Shield PLC (a)	19,200	70,919
BAE Systems PLC	93,000	407,173
BHP Billiton PLC	17,300	175,965
BP PLC	6,400	62,133
BP PLC sponsored ADR	15,100	879,575
BT Group PLC	58,400	201,305
Chaucer Holdings PLC	80,400	65,009
Corin Group PLC	21,100	132,802
Dixons Group PLC	62,600	197,576
Easynet Group PLC (a)	41,800	50,697
GlaxoSmithKline PLC sponsored ADR	10,000	424,000
HSBC Holdings PLC sponsored ADR	5,200	421,356
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Imperial Chemical Industries PLC	37,100	$ 143,021
Invensys PLC (a)	408,200	114,395
ITV PLC	67,475	132,675
Maiden Group PLC	9,000	37,626
NDS Group PLC sponsored ADR (a)	6,000	157,020
Next PLC	6,500	199,477
Reuters Group PLC	16,800	114,460
Royal Bank of Scotland Group PLC	7,400	218,258
Scottish Power PLC	28,000	226,270
Shell Transport & Trading Co. PLC:
ADR	7,600	359,176
(Reg.)	6,800	53,561
Shire Pharmaceuticals Group PLC	11,400	107,920
Ted Baker PLC	28,000	253,926
Vodafone Group PLC	204,700	527,921
William Hill PLC	12,400	111,428
Wyevale Garden Centres PLC	9,100	59,282
TOTAL UNITED KINGDOM		6,172,037
United States of America - 1.7%
Archer-Daniels-Midland Co.	6,400	123,968
Microsoft Corp.	3,900	109,161
Telewest Global, Inc. (a)	9,239	113,640
TOTAL UNITED STATES OF AMERICA		346,769
TOTAL COMMON STOCKS (Cost $16,960,220)		19,173,516
Preferred Stocks - 1.3%

Convertible Preferred Stocks - 0.0%
United Kingdom - 0.0%
ITV PLC (a)	10,532	6,677
Nonconvertible Preferred Stocks - 1.3%
Germany - 1.3%
Fresenius AG	1,300	110,297
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
Germany - continued
Fresenius Medical Care AG	1,500	$ 82,099
Porsche AG (non-vtg.)	130	83,007
TOTAL GERMANY		275,403
TOTAL PREFERRED STOCKS (Cost $223,385)		282,080
Money Market Funds - 8.7%

Fidelity Cash Central Fund, 1.79% (b) (Cost $1,821,043)	1,821,043	1,821,043
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $19,004,648)		21,276,639
NET OTHER ASSETS - (1.4)%		(289,919)
NET ASSETS - 100%		$ 20,986,720
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $3,923,000 all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (cost $19,004,648) - See accompanying schedule		$ 21,276,639
Receivable for investments sold		59,157
Receivable for fund shares sold		26,682
Dividends receivable		25,918
Interest receivable		1,325
Receivable from investment adviser for expense reductions		25,645
Other receivables		8,589
Total assets		21,423,955

Liabilities
Payable for investments purchased	$ 227,824
Payable for fund shares redeemed	52,182
Accrued management fee	12,424
Distribution fees payable	11,726
Other affiliated payables	11,110
Other payables and accrued expenses	121,969
Total liabilities		437,235

Net Assets		$ 20,986,720
Net Assets consist of:
Paid in capital		$ 22,663,984
Accumulated net investment loss		(2,363)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,949,997)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,275,096
Net Assets		$ 20,986,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,904,538 ÷ 257,119 shares)	$ 11.30

Maximum offering price per share (100/94.25 of $11.30)	$ 11.99
Class T: Net Asset Value and redemption price per share ($8,102,431 ÷ 722,524 shares)	$ 11.21

Maximum offering price per share (100/96.50 of $11.21)	$ 11.62
Class B: Net Asset Value and offering price per share ($6,288,001 ÷ 573,077 shares) A	$ 10.97

Class C: Net Asset Value and offering price per share ($3,234,287 ÷ 294,436 shares) A	$ 10.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($457,463 ÷ 40,133 shares)	$ 11.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 402,277
Interest		25,787
		428,064
Less foreign taxes withheld		(47,096)
Total income		380,968

Expenses
Management fee	$ 158,241
Transfer agent fees	107,806
Distribution fees	146,647
Accounting fees and expenses	37,508
Non-interested trustees' compensation	111
Custodian fees and expenses	56,131
Registration fees	61,271
Audit	41,411
Legal	2,082
Reports to shareholders	81,000
Miscellaneous	250
Total expenses before reductions	692,458
Expense reductions	(234,280)	458,178
Net investment income (loss)		(77,210)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,219,277
Foreign currency transactions	785
Total net realized gain (loss)		3,220,062
Change in net unrealized appreciation (depreciation) on: Investment securities	(580,850)
Assets and liabilities in foreign currencies	(2,055)
Total change in net unrealized appreciation (depreciation)		(582,905)
Net gain (loss)		2,637,157
Net increase (decrease) in net assets resulting from operations		$ 2,559,947

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (77,210)	$ 11,835
Net realized gain (loss)	3,220,062	1,078,830
Change in net unrealized appreciation (depreciation)	(582,905)	3,062,161
Net increase (decrease) in net assets resulting from operations	2,559,947	4,152,826
Distributions to shareholders from net investment income	(86,506)	(44,256)
Share transactions - net increase (decrease)	(1,503,949)	(2,514,690)
Redemption fees	50	-
Total increase (decrease) in net assets	969,542	1,593,880

Net Assets
Beginning of period	20,017,178	18,423,298
End of period (including accumulated net investment loss of $2,363 and undistributed net investment income of $39,615, respectively)	$ 20,986,720	$ 20,017,178

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00	$ 8.03	$ 9.00	$ 11.13	$ 10.56
Income from Investment Operations
Net investment income (loss) C	.01	.04	.05	.01	(.02)
Net realized and unrealized gain (loss)	1.37	1.98	(1.02)	(2.14)	.62
Total from investment operations	1.38	2.02	(.97)	(2.13)	.60
Distributions from net investment income	(.08)	(.05)	-	-	(.03)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 11.30	$ 10.00	$ 8.03	$ 9.00	$ 11.13
Total Return A, B	13.87%	25.30%	(10.78)%	(19.14)%	5.67%
Ratios to Average Net Assets D
Expenses before expense reductions	2.74%	3.07%	2.57%	2.16%	1.97%
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.96%	2.00%	1.97%
Expenses net of all reductions	1.68%	1.69%	1.91%	1.95%	1.93%
Net investment income (loss)	.07%	.49%	.48%	.14%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,905	$ 3,346	$ 2,071	$ 2,577	$ 3,501
Portfolio turnover rate	123%	199%	137%	85%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 7.98	$ 8.95	$ 11.09	$ 10.54
Income from Investment Operations
Net investment income (loss) C	(.02)	.02	.02	(.01)	(.05)
Net realized and unrealized gain (loss)	1.36	1.96	(.99)	(2.13)	.62
Total from investment operations	1.34	1.98	(.97)	(2.14)	.57
Distributions from net investment income	(.06)	(.03)	-	-	(.02)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 11.21	$ 9.93	$ 7.98	$ 8.95	$ 11.09
Total Return A, B	13.54%	24.90%	(10.84)%	(19.30)%	5.40%
Ratios to Average Net Assets D
Expenses before expense reductions	3.03%	3.34%	2.80%	2.40%	2.24%
Expenses net of voluntary waivers, if any	2.00%	2.00%	2.20%	2.25%	2.24%
Expenses net of all reductions	1.93%	1.94%	2.16%	2.19%	2.20%
Net investment income (loss)	(.18)%	.24%	.24%	(.10)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,102	$ 7,628	$ 7,079	$ 9,749	$ 15,505
Portfolio turnover rate	123%	199%	137%	85%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 7.82	$ 8.82	$ 10.99	$ 10.48
Income from Investment Operations
Net investment income (loss) C	(.07)	(.02)	(.02)	(.06)	(.11)
Net realized and unrealized gain (loss)	1.33	1.92	(.98)	(2.11)	.62
Total from investment operations	1.26	1.90	(1.00)	(2.17)	.51
Distributions from net investment income	(.01)	-	-	-	-
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 10.97	$ 9.72	$ 7.82	$ 8.82	$ 10.99
Total Return A, B	12.97%	24.30%	(11.34)%	(19.75)%	4.87%
Ratios to Average Net Assets D
Expenses before expense reductions	3.54%	3.87%	3.33%	2.95%	2.81%
Expenses net of voluntary waivers, if any	2.50%	2.50%	2.70%	2.75%	2.75%
Expenses net of all reductions	2.43%	2.44%	2.65%	2.70%	2.71%
Net investment income (loss)	(.68)%	(.26)%	(.26)%	(.61)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,288	$ 5,596	$ 5,717	$ 6,507	$ 8,132
Portfolio turnover rate	123%	199%	137%	85%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 7.83	$ 8.84	$ 11.01	$ 10.49
Income from Investment Operations
Net investment income (loss) C	(.07)	(.02)	(.02)	(.06)	(.10)
Net realized and unrealized gain (loss)	1.33	1.92	(.99)	(2.11)	.62
Total from investment operations	1.26	1.90	(1.01)	(2.17)	.52
Distributions from net investment income	(.01)	-	-	-	-
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 10.98	$ 9.73	$ 7.83	$ 8.84	$ 11.01
Total Return A, B	12.96%	24.27%	(11.43)%	(19.71)%	4.96%
Ratios to Average Net Assets D
Expenses before expense reductions	3.41%	3.74%	3.22%	2.80%	2.67%
Expenses net of voluntary waivers, if any	2.50%	2.50%	2.71%	2.75%	2.67%
Expenses net of all reductions	2.43%	2.44%	2.66%	2.70%	2.63%
Net investment income (loss)	(.68)%	(.26)%	(.27)%	(.61)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,234	$ 3,076	$ 2,876	$ 4,393	$ 7,117
Portfolio turnover rate	123%	199%	137%	85%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 8.10	$ 9.05	$ 11.16	$ 10.58
Income from Investment Operations
Net investment income (loss) B	.04	.06	.07	.04	.02
Net realized and unrealized gain (loss)	1.37	1.98	(1.02)	(2.15)	.61
Total from investment operations	1.41	2.04	(.95)	(2.11)	.63
Distributions from net investment income	(.08)	(.07)	-	-	(.05)
Redemption fees added to paid in capital B	- D	-	-	-	-
Net asset value, end of period	$ 11.40	$ 10.07	$ 8.10	$ 9.05	$ 11.16
Total Return A	14.07%	25.39%	(10.50)%	(18.91)%	5.94%
Ratios to Average Net Assets C
Expenses before expense reductions	2.29%	2.56%	2.07%	1.75%	1.70%
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.71%	1.75%	1.70%
Expenses net of all reductions	1.43%	1.44%	1.66%	1.69%	1.66%
Net investment income (loss)	.32%	.73%	.74%	.40%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 457	$ 371	$ 681	$ 820	$ 1,193
Portfolio turnover rate	123%	199%	137%	85%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,516,610
Unrealized depreciation	(270,888)
Net unrealized appreciation (depreciation)	2,245,722
Capital loss carryforward	(3,922,989)

Cost for federal income tax purposes	$ 19,030,917

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 86,506	$ 44,256

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).
Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $25,071,386 and $27,606,585, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 8,612	$ 18
Class T	.25%	.25%	41,246	-
Class B	.75%	.25%	62,597	46,947
Class C	.75%	.25%	34,192	4,960
			$ 146,647	$ 51,925

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,832
Class T	2,236
Class B*	12,439
Class C*	940
$ 20,447

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 16,512.48
Class T	43,265.52
Class B	32,999.53
Class C	13,827.40
Institutional Class	1,203.28
	$ 107,806

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $15,702 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $71 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 34,017
Class T	2.00%	85,250
Class B	2.50%	64,871
Class C	2.50%	31,238
Institutional Class	1.50%	3,410
		$ 218,786

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $15,494 for the period.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2004	2003
From net investment income
Class A	$ 28,050	$ 12,873
Class T	46,077	26,438
Class B	5,801	-
Class C	3,213	-
Institutional Class	3,365	4,945
Total	$ 86,506	$ 44,256

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2004	2003	2004	2003
Class A
Shares sold	337,527	316,316	$ 3,769,229	$ 2,713,286
Reinvestment of distributions	2,412	1,448	25,135	11,764
Shares redeemed	(417,543)	(240,897)	(4,586,475)	(2,051,864)
Net increase (decrease)	(77,604)	76,867	$ (792,111)	$ 673,186
Class T
Shares sold	135,665	153,987	$ 1,489,738	$ 1,293,026
Reinvestment of distributions	4,315	3,125	44,751	25,256
Shares redeemed	(185,482)	(276,339)	(2,011,588)	(2,311,651)
Net increase (decrease)	(45,502)	(119,227)	$ (477,099)	$ (993,369)
Class B
Shares sold	121,537	116,409	$ 1,299,582	$ 971,513
Reinvestment of distributions	522	-	5,324	-
Shares redeemed	(124,715)	(271,990)	(1,346,950)	(2,226,193)
Net increase (decrease)	(2,656)	(155,581)	$ (42,044)	$ (1,254,680)
Class C
Shares sold	74,022	51,238	$ 796,896	$ 440,459
Reinvestment of distributions	244	-	2,495	-
Shares redeemed	(95,858)	(102,640)	(1,022,292)	(855,030)
Net increase (decrease)	(21,592)	(51,402)	$ (222,901)	$ (414,571)
Institutional Class
Shares sold	37,290	319,492	$ 413,160	$ 2,847,002
Reinvestment of distributions	287	320	3,019	2,614
Shares redeemed	(34,275)	(367,066)	(385,973)	(3,374,872)
Net increase (decrease)	3,302	(47,254)	$ 30,206	$ (525,256)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Europe Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Ian Hart (37)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Hart is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Hart managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Europe Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Europe Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Europe Capital Appreciation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Europe Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Europe Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Europe Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/15/03	$.048	$.023

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	9,341,137.24	71.050
Against	1,231,315.59	9.366
Abstain	805,876.23	6.129
Broker Non-Votes	1,768,915.27	13.455
TOTAL	13,147,244.33	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEURI-UANN-1204
1.784740.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Proxy Voting Results	47

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	1.13%	-7.15%	4.75%
Class T (incl. 3.50% sales charge)	3.36%	-7.01%	4.86%
Class B (incl. contingent deferred sales charge) B	1.54%	-7.15%	4.84%
Class C (incl. contingent deferred sales charge) C	5.60%	-6.74%	5.05%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2% and 1%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Japan Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Tokyo Stock Exchange Stock Price (TOPIX) Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Advisor Japan Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to relatively weak demand in key end markets such as personal computers and wireless handsets.

For the 12 months ending October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 7.30%, 7.11%, 6.54% and 6.60%, respectively, trailing the 8.84% return of the Tokyo Stock Exchange Stock Price Index (TOPIX). However, the fund performed about in line with the 6.54% return of the LipperSM Japanese Funds Average. Unfavorable stock picking in materials and in the automobiles and components segment detracted from performance versus the index, as did a significant overweighting in technology hardware and equipment. Semiconductor maker UMC Japan topped the list of detractors compared with the index and was second-largest in absolute terms. Also holding back performance was NOK, a maker of flexible printed circuit boards of the kind used in wireless handsets. Conversely, favorable stock picking in commercial services and supplies helped performance compared with the index, along with stock selection in diversified financials. Riso Kyoiku, an operator of educational "cram schools," was the top contributor relative to the index and also performed well in absolute terms. Another contributor was SFCG, which provides short-term financing for small- and mid-sized businesses and continued to steadily expand its loan portfolio.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 927.40	$ 8.48
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class T
Actual	$ 1,000.00	$ 926.00	$ 9.68
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class B
Actual	$ 1,000.00	$ 923.60	$ 12.09
HypotheticalA	$ 1,000.00	$ 1,012.27	$ 12.73
Class C
Actual	$ 1,000.00	$ 924.00	$ 11.70
HypotheticalA	$ 1,000.00	$ 1,012.68	$ 12.32
Institutional Class
Actual	$ 1,000.00	$ 929.00	$ 6.40
HypotheticalA	$ 1,000.00	$ 1,018.28	$ 6.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.75%
Class T	2.00%
Class B	2.50%
Class C	2.42%
Institutional Class	1.32%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp.	3.9	3.0
Hikari Tsushin, Inc.	2.6	0.0
Nippon Electric Glass Co. Ltd.	2.5	2.5
SFCG Co. Ltd.	2.2	2.1
Mars Engineering Corp.	1.9	0.0
Konica Minolta Holdings, Inc.	1.7	2.1
Honda Motor Co. Ltd.	1.7	0.0
H.I.S. Co. Ltd.	1.7	1.7
East Japan Railway Co.	1.7	1.3
Sumitomo Mitsui Financial Group, Inc.	1.6	2.3
	21.5
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	31.3	20.7
Information Technology	19.6	19.0
Financials	17.7	22.3
Industrials	13.9	15.1
Materials	8.7	9.1
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 97.8%	Stocks 96.3%
Short-Term Investments and Net Other Assets 2.2%	Short-Term Investments and Net Other Assets 3.7%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 31.3%
Auto Components - 7.9%
Aisin Seiki Co. Ltd.	48,500	$ 1,088,369
Bridgestone Corp.	46,000	834,507
Musashi Seimitsu Industry Co. Ltd.	13,500	293,381
Musashi Seimitsu Industry Co. Ltd. New (a)	13,500	293,381
NOK Corp.	33,700	1,025,313
Sanden Corp.	129,000	843,464
Stanley Electric Co. Ltd.	57,900	894,473
Sumitomo Rubber Industries Ltd.	63,000	537,525
		5,810,413
Automobiles - 5.6%
Honda Motor Co. Ltd.	25,700	1,248,506
Toyota Motor Corp.	73,900	2,866,951
		4,115,457
Distributors - 0.9%
Crymson Co. Ltd.	146	344,876
Doshisha Co. Ltd.	8,600	286,030
		630,906
Hotels, Restaurants & Leisure - 2.5%
H.I.S. Co. Ltd.	63,700	1,230,845
H.I.S. Co. Ltd. New (a)	31,850	601,880
		1,832,725
Household Durables - 2.1%
Arnest One Corp.	14,500	394,576
D&M Holdings, Inc. (a)	139,000	288,940
Sanko Soflan Co., Inc.	97,000	493,088
Sumitomo Forestry Co. Ltd.	37,000	350,999
		1,527,603
Internet & Catalog Retail - 0.5%
Nissen Co. Ltd.	17,900	333,188
Leisure Equipment & Products - 3.9%
Aruze Corp.	19,100	378,986
Fuji Photo Film Co. Ltd.	32,000	1,094,534
Mars Engineering Corp. (d)	35,700	1,342,524
		2,816,044
Media - 1.3%
Kadokawa Shoten Publishing Co. Ltd. (d)	12,900	503,397
SKY Perfect Communications, Inc.	393	479,019
		982,416
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.7%
Don Quijote Co. Ltd.	7,800	$ 468,730
Thanks Japan Corp.	126,600	782,316
		1,251,046
Specialty Retail - 4.9%
Hikari Tsushin, Inc. (d)	31,900	1,910,956
Nishimatsuya Chain Co. Ltd.	24,400	843,804
USS Co. Ltd.	10,010	810,561
		3,565,321
TOTAL CONSUMER DISCRETIONARY		22,865,119
CONSUMER STAPLES - 1.6%
Beverages - 0.1%
Kirin Beverage Corp.	3,400	73,889
Food & Staples Retailing - 0.9%
Ito Yokado Ltd.	18,000	646,289
Kura Corp. Ltd.	14	35,716
		682,005
Tobacco - 0.6%
Japan Tobacco, Inc.	48	422,242
TOTAL CONSUMER STAPLES		1,178,136
ENERGY - 1.7%
Oil & Gas - 1.7%
Cosmo Oil Co. Ltd.	215,000	607,408
Nippon Mining Holdings, Inc.	137,000	652,412
		1,259,820
FINANCIALS - 17.7%
Capital Markets - 1.1%
Mitsubishi Securities Co. Ltd. (d)	88,000	819,011
Commercial Banks - 7.9%
Hokuhoku Financial Group, Inc.	286,000	651,259
Mitsui Trust Holdings, Inc.	65,000	447,725
Mizuho Financial Group, Inc.	282	1,089,791
Nishi-Nippon City Bank Ltd.	228,700	1,017,789
Sumitomo Mitsui Financial Group, Inc.	176	1,145,784
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Tokyo Tomin Bank Ltd.	18,800	$ 416,554
UFJ Holdings, Inc. (a)	206	957,642
		5,726,544
Consumer Finance - 5.1%
Lopro Corp. (d)	52,300	338,997
Nippon Shinpan Co. Ltd.	200,000	606,605
OMC Card, Inc. (a)	54,000	607,682
ORIX Corp.	4,100	481,533
SFCG Co. Ltd.	7,500	1,578,873
STB Leasing Co. Ltd.	5,200	109,567
		3,723,257
Insurance - 2.5%
Fuji Fire & Marine Insurance Co. Ltd.	98,000	309,274
Millea Holdings, Inc.	60	793,688
T&D Holdings, Inc. (a)	16,050	709,727
		1,812,689
Real Estate - 1.1%
NTT Urban Development Co. (a)	5	21,260
Tokyu Land Corp.	269,000	808,258
		829,518
TOTAL FINANCIALS		12,911,019
HEALTH CARE - 2.3%
Pharmaceuticals - 2.3%
Takeda Pharamaceutical Co. Ltd.	12,900	624,066
Yamanouchi Pharmaceutical Co. Ltd.	29,800	1,095,309
		1,719,375
INDUSTRIALS - 13.9%
Air Freight & Logistics - 0.8%
Yamato Transport Co. Ltd.	43,000	580,592
Commercial Services & Supplies - 4.4%
Diamond Lease Co. Ltd.	10,400	372,429
Fullcast Co. Ltd.	303	626,985
Meitec Corp.	5,300	199,811
Riso Kyoiku Co. Ltd. (d)	576	305,865
Riso Kyoiku Co. Ltd. New (a)(d)	1,152	566,013
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Sumisho Lease Co. Ltd.	21,100	$ 817,404
Teraoka Seisakusho Co. Ltd.	46,000	351,188
		3,239,695
Construction & Engineering - 1.3%
Commuture Corp.	110,000	914,631
Electrical Equipment - 2.3%
Fujikura Ltd.	199,000	876,213
Furukawa Electric Co. Ltd. (a)	53,000	222,346
Hitachi Cable Ltd.	51,000	199,981
Sumitomo Electric Industries Ltd.	39,000	370,341
		1,668,881
Machinery - 0.8%
Nihon Trim Co. Ltd.	2,750	189,942
Nittoku Engineering Co. Ltd.	51,000	368,640
		558,582
Road & Rail - 3.8%
East Japan Railway Co.	230	1,210,469
Hamakyorex Co. Ltd.	34,100	1,127,699
Keio Electric Railway Co. Ltd.	84,000	445,259
		2,783,427
Transportation Infrastructure - 0.5%
Kamigumi Co. Ltd.	56,000	397,902
TOTAL INDUSTRIALS		10,143,710
INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 0.7%
Japan Radio Co. Ltd. (a)	127,000	497,992
Computers & Peripherals - 0.9%
Fujitsu Ltd.	110,000	655,832
Electronic Equipment & Instruments - 4.8%
Hoya Corp.	4,700	483,167
Koha Co. Ltd.	12,500	238,579
Nichicon Corp.	200	2,311
Nidec Corp.	4,200	455,577
Nippon Chemi-con Corp.	12,000	58,733
Nippon Electric Glass Co. Ltd.	81,000	1,810,034
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Okamoto Glass Co. Ltd.	19,100	$ 163,325
Tokyo Cathode Laborator Co. Ltd.	34,800	308,427
		3,520,153
Internet Software & Services - 3.0%
Softbank Corp.	21,700	984,173
Telewave, Inc.	44	321,368
Yahoo! Japan Corp. (a)	78	353,021
Yahoo! Japan Corp. New (a)	127	553,191
		2,211,753
IT Services - 0.9%
Net One Systems Co. Ltd.	113	431,351
TIS, Inc.	7,300	246,932
		678,283
Office Electronics - 3.9%
Canon, Inc.	15,700	777,150
Konica Minolta Holdings, Inc.	94,500	1,262,560
Ricoh Co. Ltd.	45,000	841,876
		2,881,586
Semiconductors & Semiconductor Equipment - 1.6%
Nihon Inter Electronics Corp.	70,000	676,619
Sanken Electric Co. Ltd.	39,000	456,201
		1,132,820
Software - 3.8%
Dwango Co. Ltd. (d)	25	132,990
Dwango Co. Ltd. New (a)(d)	100	529,126
Intelligent Wave, Inc. (d)	468	773,846
Nihon Falcom Corp.	113	317,107
Nintendo Co. Ltd.	8,200	926,650
Works Applications Co. Ltd. (a)	30	92,691
		2,772,410
TOTAL INFORMATION TECHNOLOGY		14,350,829
MATERIALS - 8.7%
Chemicals - 7.4%
Daicel Chemical Industries Ltd.	93,000	440,242
JSR Corp.	29,000	528,294
Kaneka Corp.	71,000	741,295
Nihon Micro Coating Co. Ltd. (a)	28,000	304,247
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Nissan Chemical Industries Co. Ltd.	50,000	$ 406,765
Nitto Denko Corp.	17,300	822,214
Osaka Organic Chemical Industry Ltd.	42,800	620,759
Soken Chemical & Engineer Co. Ltd.	26,500	423,159
Teijin Ltd.	118,000	459,357
Toyo Ink Manufacturing Co. Ltd.	109,000	375,915
Zeon Corp.	33,000	260,670
		5,382,917
Construction Materials - 0.8%
Sumitomo Osaka Cement Co. Ltd.	262,000	576,803
Containers & Packaging - 0.5%
Fuji Seal International, Inc.	8,900	382,624
TOTAL MATERIALS		6,342,344
TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
KDDI Corp.	145	698,729
TOTAL COMMON STOCKS (Cost $69,295,237)		71,469,081
Money Market Funds - 10.1%

Fidelity Cash Central Fund, 1.79% (b)(c) (Cost $7,361,307)	7,361,307	7,361,307
TOTAL INVESTMENT PORTFOLIO - 107.9% (Cost $76,656,544)		78,830,388
NET OTHER ASSETS - (7.9)%		(5,752,945)
NET ASSETS - 100%		$ 73,077,443
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $25,242,000 of which $15,258,000 and $9,984,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $5,168,780) (cost $76,656,544) - See accompanying schedule		$ 78,830,388
Foreign currency held at value (cost $4,956)		5,156
Receivable for investments sold		1,355,267
Receivable for fund shares sold		106,467
Dividends receivable		203,372
Interest receivable		9,143
Receivable from investment adviser for expense reductions		12,405
Other affiliated receivables		2,611
Other receivables		3,532
Total assets		80,528,341

Liabilities
Payable for investments purchased	$ 1,497,085
Payable for fund shares redeemed	269,342
Accrued management fee	44,517
Distribution fees payable	41,808
Other affiliated payables	25,315
Other payables and accrued expenses	91,345
Collateral on securities loaned, at value	5,481,486
Total liabilities		7,450,898

Net Assets		$ 73,077,443
Net Assets consist of:
Paid in capital		$ 97,354,800
Accumulated net investment loss		(645,663)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(25,813,195)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,181,501
Net Assets		$ 73,077,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,883,760 ÷ 1,414,812 shares)	$ 12.64

Maximum offering price per share (100/94.25 of $12.64)	$ 13.41
Class T: Net Asset Value and redemption price per share ($11,493,140 ÷ 918,949 shares)	$ 12.51

Maximum offering price per share (100/96.50 of $12.51)	$ 12.96
Class B: Net Asset Value and offering price per share ($18,218,203 ÷ 1,492,127 shares) A	$ 12.21

Class C: Net Asset Value and offering price per share ($21,563,558 ÷ 1,756,562 shares) A	$ 12.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,918,782 ÷ 305,398 shares)	$ 12.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 510,890
Interest		21,909
Security lending		46,185
		578,984
Less foreign taxes withheld		(37,125)
Total income		541,859

Expenses
Management fee	$ 456,845
Transfer agent fees	241,774
Distribution fees	428,323
Accounting and security lending fees	45,966
Non-interested trustees' compensation	320
Custodian fees and expenses	71,770
Registration fees	70,850
Audit	35,183
Legal	4,367
Miscellaneous	54,525
Total expenses before reductions	1,409,923
Expense reductions	(49,940)	1,359,983
Net investment income (loss)		(818,124)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,862,953
Foreign currency transactions	(8,361)
Total net realized gain (loss)		4,854,592
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,155,597)
Assets and liabilities in foreign currencies	6,863
Total change in net unrealized appreciation (depreciation)		(3,148,734)
Net gain (loss)		1,705,858
Net increase (decrease) in net assets resulting from operations		$ 887,734

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (818,124)	$ (391,145)
Net realized gain (loss)	4,854,592	1,565,066
Change in net unrealized appreciation (depreciation)	(3,148,734)	9,281,088
Net increase (decrease) in net assets resulting from operations	887,734	10,455,009
Share transactions - net increase (decrease)	22,543,746	5,652,788
Redemption fees	88,428	-
Total increase (decrease) in net assets	23,519,908	16,107,797

Net Assets
Beginning of period	49,557,535	33,449,738
End of period (including accumulated net investment loss of $645,663 and accumulated net investment loss of $142,165, respectively)	$ 73,077,443	$ 49,557,535

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.78	$ 8.74	$ 10.18	$ 17.78	$ 19.04
Income from Investment Operations
Net investment income (loss)C	(.11)	(.07)	(.13)	(.15)	(.16)
Net realized and unrealized gain (loss)	.95	3.11	(1.31)	(6.13)	(.76)
Total from investment operations	.84	3.04	(1.44)	(6.28)	(.92)
Distributions from net investment income	-	-	-	(1.32)	(.04)
Distributions in excess of net investment income	-	-	-	-	(.08)
Distributions from net realized gain	-	-	-	-	(.22)
Total distributions	-	-	-	(1.32)	(.34)
Redemption fees added to paid in capitalC	.02	-	-	-	-
Net asset value, end of period	$ 12.64	$ 11.78	$ 8.74	$ 10.18	$ 17.78
Total ReturnA,B	7.30%	34.78%	(14.15)%	(37.89)%	(5.07)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.80%	2.20%	2.13%	1.88%	1.44%
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.94%	1.88%	1.44%
Expenses net of all reductions	1.75%	1.75%	1.94%	1.84%	1.42%
Net investment income (loss)	(.89)%	(.76)%	(1.27)%	(1.10)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,884	$ 8,695	$ 3,380	$ 4,204	$ 18,657
Portfolio turnover rate	83%	99%	128%	123%	169%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.68	$ 8.69	$ 10.17	$ 17.72	$ 19.01
Income from Investment Operations
Net investment income (loss)C	(.14)	(.09)	(.15)	(.20)	(.21)
Net realized and unrealized gain (loss)	.95	3.08	(1.33)	(6.14)	(.75)
Total from investment operations	.81	2.99	(1.48)	(6.34)	(.96)
Distributions from net investment income	-	-	-	(1.21)	(.03)
Distributions in excess of net investment income	-	-	-	-	(.08)
Distributions from net realized gain	-	-	-	-	(.22)
Total distributions	-	-	-	(1.21)	(.33)
Redemption fees added to paid in capitalC	.02	-	-	-	-
Net asset value, end of period	$ 12.51	$ 11.68	$ 8.69	$ 10.17	$ 17.72
Total ReturnA,B	7.11%	34.41%	(14.55)%	(38.16)%	(5.29)%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.19%	2.57%	2.45%	2.25%	1.71%
Expenses net of voluntary waivers, if any	2.00%	2.00%	2.19%	2.25%	1.71%
Expenses net of all reductions	2.00%	2.00%	2.18%	2.21%	1.69%
Net investment income (loss)	(1.14)%	(1.01)%	(1.52)%	(1.48)%	(1.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,493	$ 11,823	$ 7,731	$ 10,363	$ 29,840
Portfolio turnover rate	83%	99%	128%	123%	169%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 8.57	$ 10.07	$ 17.55	$ 18.92
Income from Investment Operations
Net investment income (loss)C	(.20)	(.14)	(.20)	(.26)	(.32)
Net realized and unrealized gain (loss)	.93	3.03	(1.30)	(6.09)	(.74)
Total from investment operations	.73	2.89	(1.50)	(6.35)	(1.06)
Distributions from net investment income	-	-	-	(1.13)	(.03)
Distributions in excess of net investment income	-	-	-	-	(.06)
Distributions from net realized gain	-	-	-	-	(.22)
Total distributions	-	-	-	(1.13)	(.31)
Redemption fees added to paid in capitalC	.02	-	-	-	-
Net asset value, end of period	$ 12.21	$ 11.46	$ 8.57	$ 10.07	$ 17.55
Total ReturnA,B	6.54%	33.72%	(14.90)%	(38.44)%	(5.83)%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.62%	3.03%	2.90%	2.74%	2.25%
Expenses net of voluntary waivers, if any	2.50%	2.50%	2.69%	2.74%	2.25%
Expenses net of all reductions	2.50%	2.50%	2.68%	2.71%	2.23%
Net investment income (loss)	(1.64)%	(1.51)%	(2.02)%	(1.97)%	(1.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,218	$ 14,761	$ 10,229	$ 13,523	$ 31,334
Portfolio turnover rate	83%	99%	128%	123%	169%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.52	$ 8.61	$ 10.13	$ 17.58	$ 18.93
Income from Investment Operations
Net investment income (loss)C	(.19)	(.14)	(.20)	(.24)	(.31)
Net realized and unrealized gain (loss)	.93	3.05	(1.32)	(6.10)	(.73)
Total from investment operations	.74	2.91	(1.52)	(6.34)	(1.04)
Distributions from net investment income	-	-	-	(1.11)	(.03)
Distributions in excess of net investment income	-	-	-	-	(.06)
Distributions from net realized gain	-	-	-	-	(.22)
Total distributions	-	-	-	(1.11)	(.31)
Redemption fees added to paid in capitalC	.02	-	-	-	-
Net asset value, end of period	$ 12.28	$ 11.52	$ 8.61	$ 10.13	$ 17.58
Total ReturnA,B	6.60%	33.80%	(15.00)%	(38.27)%	(5.72)%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.44%	2.82%	2.72%	2.59%	2.16%
Expenses net of voluntary waivers, if any	2.44%	2.50%	2.67%	2.59%	2.16%
Expenses net of all reductions	2.44%	2.49%	2.67%	2.55%	2.15%
Net investment income (loss)	(1.58)%	(1.51)%	(2.00)%	(1.81)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,564	$ 10,374	$ 6,497	$ 8,170	$ 25,481
Portfolio turnover rate	83%	99%	128%	123%	169%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 8.82	$ 10.25	$ 17.88	$ 19.09
Income from Investment Operations
Net investment income (loss)B	(.06)	(.05)	(.08)	(.10)	(.09)
Net realized and unrealized gain (loss)	.96	3.14	(1.35)	(6.16)	(.77)
Total from investment operations	.90	3.09	(1.43)	(6.26)	(.86)
Distributions from net investment income	-	-	-	(1.37)	(.04)
Distributions in excess of net investment income	-	-	-	-	(.09)
Distributions from net realized gain	-	-	-	-	(.22)
Total distributions	-	-	-	(1.37)	(.35)
Redemption fees added to paid in capitalB	.02	-	-	-	-
Net asset value, end of period	$ 12.83	$ 11.91	$ 8.82	$ 10.25	$ 17.88
Total ReturnA	7.72%	35.03%	(13.95)%	(37.64)%	(4.75)%
Ratios to Average Net AssetsC
Expenses before expense reductions	1.36%	1.67%	1.52%	1.48%	1.13%
Expenses net of voluntary waivers, if any	1.36%	1.50%	1.51%	1.48%	1.13%
Expenses net of all reductions	1.36%	1.49%	1.51%	1.44%	1.11%
Net investment income (loss)	(.50)%	(.51)%	(.84)%	(.70)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,919	$ 3,905	$ 5,612	$ 795	$ 2,746
Portfolio turnover rate	83%	99%	128%	123%	169%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,820,605
Unrealized depreciation	(5,856,154)
Net unrealized appreciation (depreciation)	964,451
Capital loss carryforward	(25,241,784)

Cost for federal income tax purposes	$ 77,865,937

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days will be subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), will be retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $73,189,261 and $51,672,510, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 35,104	$ -
Class T	.25%	.25%	56,598	-
Class B	.75%	.25%	173,802	130,410
Class C	.75%	.25%	162,819	81,271
			$ 428,323	$ 211,681

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45,920
Class T	5,932
Class B*	34,290
Class C*	10,008
$ 96,150

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 53,049.38
Class T	59,216.52
Class B	78,141.45
Class C	43,948.27
Institutional Class	7,420.19
	$ 241,774

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $37,237 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 6,855
Class T	2.00%	21,988
Class B	2.50%	21,003
Class C	2.50%	-
Institutional Class	1.50%	-
		$ 49,846

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $94.

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 17% of the total outstanding shares of the fund.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	2,153,586	1,380,900	$ 28,186,518	$ 13,339,242
Shares redeemed	(1,477,090)	(1,029,447)	(18,736,827)	(9,797,319)
Net increase (decrease)	676,496	351,453	$ 9,449,691	$ 3,541,923
Class T
Shares sold	593,692	660,357	$ 7,826,011	$ 6,206,945
Shares redeemed	(686,792)	(537,620)	(8,546,610)	(4,681,650)
Net increase (decrease)	(93,100)	122,737	$ (720,599)	$ 1,525,295
Class B
Shares sold	565,247	545,851	$ 7,156,870	$ 5,257,273
Shares redeemed	(361,283)	(451,855)	(4,393,797)	(4,150,331)
Net increase (decrease)	203,964	93,996	$ 2,763,073	$ 1,106,942
Class C
Shares sold	1,188,114	575,376	$ 15,297,584	$ 5,681,137
Shares redeemed	(332,125)	(429,211)	(4,109,703)	(3,930,775)
Net increase (decrease)	855,989	146,165	$ 11,187,881	$ 1,750,362
Institutional Class
Shares sold	172,730	1,332,309	$ 2,327,308	$ 12,611,093
Shares redeemed	(195,170)	(1,641,005)	(2,463,608)	(14,882,827)
Net increase (decrease)	(22,440)	(308,696)	$ (136,300)	$ (2,271,734)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Japan (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Japan. He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Japan. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Japan. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Japan. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Japan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Japan. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Japan. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Japan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Japan. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Japan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Japan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Japan. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Japan. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	28,235,259.63	69.553
Against	3,401,143.77	8.378
Abstain	2,965,657.59	7.306
Broker Non-Votes	5,993,292.12	14.763
TOTAL	40,595,353.11	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAF-UANN-1204
1.784756.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Proxy Voting Results	46

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fund A
Institutional Class	7.72%	-5.76%	6.14%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Japan Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown and also shows how the Tokyo Stock Exchange Stock Price (TOPIX) Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Advisor Japan Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to relatively weak demand in key end markets such as personal computers and wireless handsets.

For the 12 months ending October 31, 2004, the fund's Institutional Class shares returned 7.72%, trailing the 8.84% return of the Tokyo Stock Exchange Stock Price Index (TOPIX). However, the fund beat the 6.54% return of the LipperSM Japanese Funds Average. Unfavorable stock picking in materials and in the automobiles and components segment detracted from performance versus the index, as did a significant overweighting in technology hardware and equipment. Semiconductor maker UMC Japan topped the list of detractors compared with the index and was second-largest in absolute terms. Also holding back performance was NOK, a maker of flexible printed circuit boards of the kind used in wireless handsets. Conversely, favorable stock picking in commercial services and supplies helped performance compared with the index, along with stock selection in diversified financials. Riso Kyoiku, an operator of educational "cram schools," was the top contributor relative to the index and also performed well in absolute terms. Another contributor was SFCG, which provides short-term financing for small- and mid-sized businesses and continued to steadily expand its loan portfolio.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 927.40	$ 8.48
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class T
Actual	$ 1,000.00	$ 926.00	$ 9.68
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class B
Actual	$ 1,000.00	$ 923.60	$ 12.09
HypotheticalA	$ 1,000.00	$ 1,012.27	$ 12.73
Class C
Actual	$ 1,000.00	$ 924.00	$ 11.70
HypotheticalA	$ 1,000.00	$ 1,012.68	$ 12.32
Institutional Class
Actual	$ 1,000.00	$ 929.00	$ 6.40
HypotheticalA	$ 1,000.00	$ 1,018.28	$ 6.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.75%
Class T	2.00%
Class B	2.50%
Class C	2.42%
Institutional Class	1.32%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp.	3.9	3.0
Hikari Tsushin, Inc.	2.6	0.0
Nippon Electric Glass Co. Ltd.	2.5	2.5
SFCG Co. Ltd.	2.2	2.1
Mars Engineering Corp.	1.9	0.0
Konica Minolta Holdings, Inc.	1.7	2.1
Honda Motor Co. Ltd.	1.7	0.0
H.I.S. Co. Ltd.	1.7	1.7
East Japan Railway Co.	1.7	1.3
Sumitomo Mitsui Financial Group, Inc.	1.6	2.3
	21.5
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	31.3	20.7
Information Technology	19.6	19.0
Financials	17.7	22.3
Industrials	13.9	15.1
Materials	8.7	9.1
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 97.8%	Stocks 96.3%
Short-Term Investments and Net Other Assets 2.2%	Short-Term Investments and Net Other Assets 3.7%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 31.3%
Auto Components - 7.9%
Aisin Seiki Co. Ltd.	48,500	$ 1,088,369
Bridgestone Corp.	46,000	834,507
Musashi Seimitsu Industry Co. Ltd.	13,500	293,381
Musashi Seimitsu Industry Co. Ltd. New (a)	13,500	293,381
NOK Corp.	33,700	1,025,313
Sanden Corp.	129,000	843,464
Stanley Electric Co. Ltd.	57,900	894,473
Sumitomo Rubber Industries Ltd.	63,000	537,525
		5,810,413
Automobiles - 5.6%
Honda Motor Co. Ltd.	25,700	1,248,506
Toyota Motor Corp.	73,900	2,866,951
		4,115,457
Distributors - 0.9%
Crymson Co. Ltd.	146	344,876
Doshisha Co. Ltd.	8,600	286,030
		630,906
Hotels, Restaurants & Leisure - 2.5%
H.I.S. Co. Ltd.	63,700	1,230,845
H.I.S. Co. Ltd. New (a)	31,850	601,880
		1,832,725
Household Durables - 2.1%
Arnest One Corp.	14,500	394,576
D&M Holdings, Inc. (a)	139,000	288,940
Sanko Soflan Co., Inc.	97,000	493,088
Sumitomo Forestry Co. Ltd.	37,000	350,999
		1,527,603
Internet & Catalog Retail - 0.5%
Nissen Co. Ltd.	17,900	333,188
Leisure Equipment & Products - 3.9%
Aruze Corp.	19,100	378,986
Fuji Photo Film Co. Ltd.	32,000	1,094,534
Mars Engineering Corp. (d)	35,700	1,342,524
		2,816,044
Media - 1.3%
Kadokawa Shoten Publishing Co. Ltd. (d)	12,900	503,397
SKY Perfect Communications, Inc.	393	479,019
		982,416
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.7%
Don Quijote Co. Ltd.	7,800	$ 468,730
Thanks Japan Corp.	126,600	782,316
		1,251,046
Specialty Retail - 4.9%
Hikari Tsushin, Inc. (d)	31,900	1,910,956
Nishimatsuya Chain Co. Ltd.	24,400	843,804
USS Co. Ltd.	10,010	810,561
		3,565,321
TOTAL CONSUMER DISCRETIONARY		22,865,119
CONSUMER STAPLES - 1.6%
Beverages - 0.1%
Kirin Beverage Corp.	3,400	73,889
Food & Staples Retailing - 0.9%
Ito Yokado Ltd.	18,000	646,289
Kura Corp. Ltd.	14	35,716
		682,005
Tobacco - 0.6%
Japan Tobacco, Inc.	48	422,242
TOTAL CONSUMER STAPLES		1,178,136
ENERGY - 1.7%
Oil & Gas - 1.7%
Cosmo Oil Co. Ltd.	215,000	607,408
Nippon Mining Holdings, Inc.	137,000	652,412
		1,259,820
FINANCIALS - 17.7%
Capital Markets - 1.1%
Mitsubishi Securities Co. Ltd. (d)	88,000	819,011
Commercial Banks - 7.9%
Hokuhoku Financial Group, Inc.	286,000	651,259
Mitsui Trust Holdings, Inc.	65,000	447,725
Mizuho Financial Group, Inc.	282	1,089,791
Nishi-Nippon City Bank Ltd.	228,700	1,017,789
Sumitomo Mitsui Financial Group, Inc.	176	1,145,784
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Tokyo Tomin Bank Ltd.	18,800	$ 416,554
UFJ Holdings, Inc. (a)	206	957,642
		5,726,544
Consumer Finance - 5.1%
Lopro Corp. (d)	52,300	338,997
Nippon Shinpan Co. Ltd.	200,000	606,605
OMC Card, Inc. (a)	54,000	607,682
ORIX Corp.	4,100	481,533
SFCG Co. Ltd.	7,500	1,578,873
STB Leasing Co. Ltd.	5,200	109,567
		3,723,257
Insurance - 2.5%
Fuji Fire & Marine Insurance Co. Ltd.	98,000	309,274
Millea Holdings, Inc.	60	793,688
T&D Holdings, Inc. (a)	16,050	709,727
		1,812,689
Real Estate - 1.1%
NTT Urban Development Co. (a)	5	21,260
Tokyu Land Corp.	269,000	808,258
		829,518
TOTAL FINANCIALS		12,911,019
HEALTH CARE - 2.3%
Pharmaceuticals - 2.3%
Takeda Pharamaceutical Co. Ltd.	12,900	624,066
Yamanouchi Pharmaceutical Co. Ltd.	29,800	1,095,309
		1,719,375
INDUSTRIALS - 13.9%
Air Freight & Logistics - 0.8%
Yamato Transport Co. Ltd.	43,000	580,592
Commercial Services & Supplies - 4.4%
Diamond Lease Co. Ltd.	10,400	372,429
Fullcast Co. Ltd.	303	626,985
Meitec Corp.	5,300	199,811
Riso Kyoiku Co. Ltd. (d)	576	305,865
Riso Kyoiku Co. Ltd. New (a)(d)	1,152	566,013
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Sumisho Lease Co. Ltd.	21,100	$ 817,404
Teraoka Seisakusho Co. Ltd.	46,000	351,188
		3,239,695
Construction & Engineering - 1.3%
Commuture Corp.	110,000	914,631
Electrical Equipment - 2.3%
Fujikura Ltd.	199,000	876,213
Furukawa Electric Co. Ltd. (a)	53,000	222,346
Hitachi Cable Ltd.	51,000	199,981
Sumitomo Electric Industries Ltd.	39,000	370,341
		1,668,881
Machinery - 0.8%
Nihon Trim Co. Ltd.	2,750	189,942
Nittoku Engineering Co. Ltd.	51,000	368,640
		558,582
Road & Rail - 3.8%
East Japan Railway Co.	230	1,210,469
Hamakyorex Co. Ltd.	34,100	1,127,699
Keio Electric Railway Co. Ltd.	84,000	445,259
		2,783,427
Transportation Infrastructure - 0.5%
Kamigumi Co. Ltd.	56,000	397,902
TOTAL INDUSTRIALS		10,143,710
INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 0.7%
Japan Radio Co. Ltd. (a)	127,000	497,992
Computers & Peripherals - 0.9%
Fujitsu Ltd.	110,000	655,832
Electronic Equipment & Instruments - 4.8%
Hoya Corp.	4,700	483,167
Koha Co. Ltd.	12,500	238,579
Nichicon Corp.	200	2,311
Nidec Corp.	4,200	455,577
Nippon Chemi-con Corp.	12,000	58,733
Nippon Electric Glass Co. Ltd.	81,000	1,810,034
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Okamoto Glass Co. Ltd.	19,100	$ 163,325
Tokyo Cathode Laborator Co. Ltd.	34,800	308,427
		3,520,153
Internet Software & Services - 3.0%
Softbank Corp.	21,700	984,173
Telewave, Inc.	44	321,368
Yahoo! Japan Corp. (a)	78	353,021
Yahoo! Japan Corp. New (a)	127	553,191
		2,211,753
IT Services - 0.9%
Net One Systems Co. Ltd.	113	431,351
TIS, Inc.	7,300	246,932
		678,283
Office Electronics - 3.9%
Canon, Inc.	15,700	777,150
Konica Minolta Holdings, Inc.	94,500	1,262,560
Ricoh Co. Ltd.	45,000	841,876
		2,881,586
Semiconductors & Semiconductor Equipment - 1.6%
Nihon Inter Electronics Corp.	70,000	676,619
Sanken Electric Co. Ltd.	39,000	456,201
		1,132,820
Software - 3.8%
Dwango Co. Ltd. (d)	25	132,990
Dwango Co. Ltd. New (a)(d)	100	529,126
Intelligent Wave, Inc. (d)	468	773,846
Nihon Falcom Corp.	113	317,107
Nintendo Co. Ltd.	8,200	926,650
Works Applications Co. Ltd. (a)	30	92,691
		2,772,410
TOTAL INFORMATION TECHNOLOGY		14,350,829
MATERIALS - 8.7%
Chemicals - 7.4%
Daicel Chemical Industries Ltd.	93,000	440,242
JSR Corp.	29,000	528,294
Kaneka Corp.	71,000	741,295
Nihon Micro Coating Co. Ltd. (a)	28,000	304,247
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Nissan Chemical Industries Co. Ltd.	50,000	$ 406,765
Nitto Denko Corp.	17,300	822,214
Osaka Organic Chemical Industry Ltd.	42,800	620,759
Soken Chemical & Engineer Co. Ltd.	26,500	423,159
Teijin Ltd.	118,000	459,357
Toyo Ink Manufacturing Co. Ltd.	109,000	375,915
Zeon Corp.	33,000	260,670
		5,382,917
Construction Materials - 0.8%
Sumitomo Osaka Cement Co. Ltd.	262,000	576,803
Containers & Packaging - 0.5%
Fuji Seal International, Inc.	8,900	382,624
TOTAL MATERIALS		6,342,344
TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
KDDI Corp.	145	698,729
TOTAL COMMON STOCKS (Cost $69,295,237)		71,469,081
Money Market Funds - 10.1%

Fidelity Cash Central Fund, 1.79% (b)(c) (Cost $7,361,307)	7,361,307	7,361,307
TOTAL INVESTMENT PORTFOLIO - 107.9% (Cost $76,656,544)		78,830,388
NET OTHER ASSETS - (7.9)%		(5,752,945)
NET ASSETS - 100%		$ 73,077,443
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $25,242,000 of which $15,258,000 and $9,984,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $5,168,780) (cost $76,656,544) - See accompanying schedule		$ 78,830,388
Foreign currency held at value (cost $4,956)		5,156
Receivable for investments sold		1,355,267
Receivable for fund shares sold		106,467
Dividends receivable		203,372
Interest receivable		9,143
Receivable from investment adviser for expense reductions		12,405
Other affiliated receivables		2,611
Other receivables		3,532
Total assets		80,528,341

Liabilities
Payable for investments purchased	$ 1,497,085
Payable for fund shares redeemed	269,342
Accrued management fee	44,517
Distribution fees payable	41,808
Other affiliated payables	25,315
Other payables and accrued expenses	91,345
Collateral on securities loaned, at value	5,481,486
Total liabilities		7,450,898

Net Assets		$ 73,077,443
Net Assets consist of:
Paid in capital		$ 97,354,800
Accumulated net investment loss		(645,663)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(25,813,195)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,181,501
Net Assets		$ 73,077,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,883,760 ÷ 1,414,812 shares)	$ 12.64

Maximum offering price per share (100/94.25 of $12.64)	$ 13.41
Class T: Net Asset Value and redemption price per share ($11,493,140 ÷ 918,949 shares)	$ 12.51

Maximum offering price per share (100/96.50 of $12.51)	$ 12.96
Class B: Net Asset Value and offering price per share ($18,218,203 ÷ 1,492,127 shares) A	$ 12.21

Class C: Net Asset Value and offering price per share ($21,563,558 ÷ 1,756,562 shares) A	$ 12.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,918,782 ÷ 305,398 shares)	$ 12.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 510,890
Interest		21,909
Security lending		46,185
		578,984
Less foreign taxes withheld		(37,125)
Total income		541,859

Expenses
Management fee	$ 456,845
Transfer agent fees	241,774
Distribution fees	428,323
Accounting and security lending fees	45,966
Non-interested trustees' compensation	320
Custodian fees and expenses	71,770
Registration fees	70,850
Audit	35,183
Legal	4,367
Miscellaneous	54,525
Total expenses before reductions	1,409,923
Expense reductions	(49,940)	1,359,983
Net investment income (loss)		(818,124)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,862,953
Foreign currency transactions	(8,361)
Total net realized gain (loss)		4,854,592
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,155,597)
Assets and liabilities in foreign currencies	6,863
Total change in net unrealized appreciation (depreciation)		(3,148,734)
Net gain (loss)		1,705,858
Net increase (decrease) in net assets resulting from operations		$ 887,734

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (818,124)	$ (391,145)
Net realized gain (loss)	4,854,592	1,565,066
Change in net unrealized appreciation (depreciation)	(3,148,734)	9,281,088
Net increase (decrease) in net assets resulting from operations	887,734	10,455,009
Share transactions - net increase (decrease)	22,543,746	5,652,788
Redemption fees	88,428	-
Total increase (decrease) in net assets	23,519,908	16,107,797

Net Assets
Beginning of period	49,557,535	33,449,738
End of period (including accumulated net investment loss of $645,663 and accumulated net investment loss of $142,165, respectively)	$ 73,077,443	$ 49,557,535

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.78	$ 8.74	$ 10.18	$ 17.78	$ 19.04
Income from Investment Operations
Net investment income (loss)C	(.11)	(.07)	(.13)	(.15)	(.16)
Net realized and unrealized gain (loss)	.95	3.11	(1.31)	(6.13)	(.76)
Total from investment operations	.84	3.04	(1.44)	(6.28)	(.92)
Distributions from net investment income	-	-	-	(1.32)	(.04)
Distributions in excess of net investment income	-	-	-	-	(.08)
Distributions from net realized gain	-	-	-	-	(.22)
Total distributions	-	-	-	(1.32)	(.34)
Redemption fees added to paid in capitalC	.02	-	-	-	-
Net asset value, end of period	$ 12.64	$ 11.78	$ 8.74	$ 10.18	$ 17.78
Total ReturnA,B	7.30%	34.78%	(14.15)%	(37.89)%	(5.07)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.80%	2.20%	2.13%	1.88%	1.44%
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.94%	1.88%	1.44%
Expenses net of all reductions	1.75%	1.75%	1.94%	1.84%	1.42%
Net investment income (loss)	(.89)%	(.76)%	(1.27)%	(1.10)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,884	$ 8,695	$ 3,380	$ 4,204	$ 18,657
Portfolio turnover rate	83%	99%	128%	123%	169%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.68	$ 8.69	$ 10.17	$ 17.72	$ 19.01
Income from Investment Operations
Net investment income (loss)C	(.14)	(.09)	(.15)	(.20)	(.21)
Net realized and unrealized gain (loss)	.95	3.08	(1.33)	(6.14)	(.75)
Total from investment operations	.81	2.99	(1.48)	(6.34)	(.96)
Distributions from net investment income	-	-	-	(1.21)	(.03)
Distributions in excess of net investment income	-	-	-	-	(.08)
Distributions from net realized gain	-	-	-	-	(.22)
Total distributions	-	-	-	(1.21)	(.33)
Redemption fees added to paid in capitalC	.02	-	-	-	-
Net asset value, end of period	$ 12.51	$ 11.68	$ 8.69	$ 10.17	$ 17.72
Total ReturnA,B	7.11%	34.41%	(14.55)%	(38.16)%	(5.29)%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.19%	2.57%	2.45%	2.25%	1.71%
Expenses net of voluntary waivers, if any	2.00%	2.00%	2.19%	2.25%	1.71%
Expenses net of all reductions	2.00%	2.00%	2.18%	2.21%	1.69%
Net investment income (loss)	(1.14)%	(1.01)%	(1.52)%	(1.48)%	(1.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,493	$ 11,823	$ 7,731	$ 10,363	$ 29,840
Portfolio turnover rate	83%	99%	128%	123%	169%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 8.57	$ 10.07	$ 17.55	$ 18.92
Income from Investment Operations
Net investment income (loss)C	(.20)	(.14)	(.20)	(.26)	(.32)
Net realized and unrealized gain (loss)	.93	3.03	(1.30)	(6.09)	(.74)
Total from investment operations	.73	2.89	(1.50)	(6.35)	(1.06)
Distributions from net investment income	-	-	-	(1.13)	(.03)
Distributions in excess of net investment income	-	-	-	-	(.06)
Distributions from net realized gain	-	-	-	-	(.22)
Total distributions	-	-	-	(1.13)	(.31)
Redemption fees added to paid in capitalC	.02	-	-	-	-
Net asset value, end of period	$ 12.21	$ 11.46	$ 8.57	$ 10.07	$ 17.55
Total ReturnA,B	6.54%	33.72%	(14.90)%	(38.44)%	(5.83)%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.62%	3.03%	2.90%	2.74%	2.25%
Expenses net of voluntary waivers, if any	2.50%	2.50%	2.69%	2.74%	2.25%
Expenses net of all reductions	2.50%	2.50%	2.68%	2.71%	2.23%
Net investment income (loss)	(1.64)%	(1.51)%	(2.02)%	(1.97)%	(1.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,218	$ 14,761	$ 10,229	$ 13,523	$ 31,334
Portfolio turnover rate	83%	99%	128%	123%	169%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.52	$ 8.61	$ 10.13	$ 17.58	$ 18.93
Income from Investment Operations
Net investment income (loss)C	(.19)	(.14)	(.20)	(.24)	(.31)
Net realized and unrealized gain (loss)	.93	3.05	(1.32)	(6.10)	(.73)
Total from investment operations	.74	2.91	(1.52)	(6.34)	(1.04)
Distributions from net investment income	-	-	-	(1.11)	(.03)
Distributions in excess of net investment income	-	-	-	-	(.06)
Distributions from net realized gain	-	-	-	-	(.22)
Total distributions	-	-	-	(1.11)	(.31)
Redemption fees added to paid in capitalC	.02	-	-	-	-
Net asset value, end of period	$ 12.28	$ 11.52	$ 8.61	$ 10.13	$ 17.58
Total ReturnA,B	6.60%	33.80%	(15.00)%	(38.27)%	(5.72)%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.44%	2.82%	2.72%	2.59%	2.16%
Expenses net of voluntary waivers, if any	2.44%	2.50%	2.67%	2.59%	2.16%
Expenses net of all reductions	2.44%	2.49%	2.67%	2.55%	2.15%
Net investment income (loss)	(1.58)%	(1.51)%	(2.00)%	(1.81)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,564	$ 10,374	$ 6,497	$ 8,170	$ 25,481
Portfolio turnover rate	83%	99%	128%	123%	169%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 8.82	$ 10.25	$ 17.88	$ 19.09
Income from Investment Operations
Net investment income (loss)B	(.06)	(.05)	(.08)	(.10)	(.09)
Net realized and unrealized gain (loss)	.96	3.14	(1.35)	(6.16)	(.77)
Total from investment operations	.90	3.09	(1.43)	(6.26)	(.86)
Distributions from net investment income	-	-	-	(1.37)	(.04)
Distributions in excess of net investment income	-	-	-	-	(.09)
Distributions from net realized gain	-	-	-	-	(.22)
Total distributions	-	-	-	(1.37)	(.35)
Redemption fees added to paid in capitalB	.02	-	-	-	-
Net asset value, end of period	$ 12.83	$ 11.91	$ 8.82	$ 10.25	$ 17.88
Total ReturnA	7.72%	35.03%	(13.95)%	(37.64)%	(4.75)%
Ratios to Average Net AssetsC
Expenses before expense reductions	1.36%	1.67%	1.52%	1.48%	1.13%
Expenses net of voluntary waivers, if any	1.36%	1.50%	1.51%	1.48%	1.13%
Expenses net of all reductions	1.36%	1.49%	1.51%	1.44%	1.11%
Net investment income (loss)	(.50)%	(.51)%	(.84)%	(.70)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,919	$ 3,905	$ 5,612	$ 795	$ 2,746
Portfolio turnover rate	83%	99%	128%	123%	169%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,820,605
Unrealized depreciation	(5,856,154)
Net unrealized appreciation (depreciation)	964,451
Capital loss carryforward	(25,241,784)

Cost for federal income tax purposes	$ 77,865,937

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days will be subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), will be retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $73,189,261 and $51,672,510, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 35,104	$ -
Class T	.25%	.25%	56,598	-
Class B	.75%	.25%	173,802	130,410
Class C	.75%	.25%	162,819	81,271
			$ 428,323	$ 211,681

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45,920
Class T	5,932
Class B*	34,290
Class C*	10,008
$ 96,150

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 53,049.38
Class T	59,216.52
Class B	78,141.45
Class C	43,948.27
Institutional Class	7,420.19
	$ 241,774

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $37,237 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 6,855
Class T	2.00%	21,988
Class B	2.50%	21,003
Class C	2.50%	-
Institutional Class	1.50%	-
		$ 49,846

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $94.

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 17% of the total outstanding shares of the fund.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	2,153,586	1,380,900	$ 28,186,518	$ 13,339,242
Shares redeemed	(1,477,090)	(1,029,447)	(18,736,827)	(9,797,319)
Net increase (decrease)	676,496	351,453	$ 9,449,691	$ 3,541,923
Class T
Shares sold	593,692	660,357	$ 7,826,011	$ 6,206,945
Shares redeemed	(686,792)	(537,620)	(8,546,610)	(4,681,650)
Net increase (decrease)	(93,100)	122,737	$ (720,599)	$ 1,525,295
Class B
Shares sold	565,247	545,851	$ 7,156,870	$ 5,257,273
Shares redeemed	(361,283)	(451,855)	(4,393,797)	(4,150,331)
Net increase (decrease)	203,964	93,996	$ 2,763,073	$ 1,106,942
Class C
Shares sold	1,188,114	575,376	$ 15,297,584	$ 5,681,137
Shares redeemed	(332,125)	(429,211)	(4,109,703)	(3,930,775)
Net increase (decrease)	855,989	146,165	$ 11,187,881	$ 1,750,362
Institutional Class
Shares sold	172,730	1,332,309	$ 2,327,308	$ 12,611,093
Shares redeemed	(195,170)	(1,641,005)	(2,463,608)	(14,882,827)
Net increase (decrease)	(22,440)	(308,696)	$ (136,300)	$ (2,271,734)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Japan (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Japan. He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Japan. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Japan. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Japan. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Japan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Japan. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Japan. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Japan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Japan. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Japan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Japan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Japan. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Japan. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	28,235,259.63	69.553
Against	3,401,143.77	8.378
Abstain	2,965,657.59	7.306
Broker Non-Votes	5,993,292.12	14.763
TOTAL	40,595,353.11	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAFI-UANN-1204
1.784757.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Overseas

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Distributions	47
Proxy Voting Results	48

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	11.46%	-1.29%	5.01%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Institutional Class on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity® Advisor Overseas Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, Fidelity Advisor Overseas Fund's Institutional Class shares returned 11.46%, trailing the LipperSM International Funds Average, which rose 16.12%, as well as the MSCI EAFE index, which advanced 19.00%. The fund's overweighting in two poor-performing market groups - semiconductors and diversified financials - caused the bulk of its performance shortfall relative to the index. Notable detractors included semiconductor Japanese equipment manufacturer Tokyo Electron Ltd. and Taiwanese chip maker United Microelectronics in the semiconductor industry, as well as Japanese brokerage stocks Nikko Cordial and Nomura Holdings. On the positive side of the ledger, overweighting strong-performing energy stocks relative to the index was helpful. Growing worldwide demand for oil coupled with supply shortages and geopolitical concerns sent per-barrel oil prices and energy company profits soaring. France-based energy producer Total SA and Canada's Talisman Energy were noteworthy standouts for the fund. Elsewhere, good security selection in the telecommunication services sector helpful offset some of the fund's weakness in other areas. Holdings in U.S.-based mobile communications provider mmO2 and Germany-based Deutsche Telekom AG performed quite well.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,005.70	$ 6.86
HypotheticalA	$ 1,000.00	$ 1,018.08	$ 6.92
Class T
Actual	$ 1,000.00	$ 1,004.40	$ 7.31
HypotheticalA	$ 1,000.00	$ 1,017.62	$ 7.38
Class B
Actual	$ 1,000.00	$ 1,000.70	$ 11.21**
HypotheticalA	$ 1,000.00	$ 1,013.65	$ 11.35**
Class C
Actual	$ 1,000.00	$ 1,001.90	$ 10.67
HypotheticalA	$ 1,000.00	$ 1,014.21	$ 10.79
Institutional Class
Actual	$ 1,000.00	$ 1,007.50	$ 4.89
HypotheticalA	$ 1,000.00	$ 1,020.06	$ 4.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.36%
Class T	1.45%
Class B	2.23% **
Class C	2.12%
Institutional Class	.97%

** If fees effective January 1, 2005, had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class B
Actual	2.14%	$ 10.76
HypotheticalA		$ 10.89

A 5% return per year before expenses

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Deutsche Telekom AG (Germany, Diversified Telecommunication Services)	4.3	0.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	4.1	2.4
Total SA Series B (France, Oil & Gas)	2.3	2.5
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.1	1.4
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	2.0	0.4
	14.8
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.5	25.0
Information Technology	16.7	14.4
Telecommunication Services	13.1	6.4
Consumer Discretionary	10.2	12.0
Health Care	8.4	8.2
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.7	20.6
United Kingdom	16.5	14.7
Germany	11.9	6.3
France	9.5	8.0
Switzerland	6.6	6.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 94.0%	Stocks 89.2%
Bonds 0.6%	Bonds 0.6%
Short-Term Investments and Net Other Assets 5.4%	Short-Term Investments and Net Other Assets 10.2%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1) (000s)
Australia - 1.7%
CSL Ltd.	518,367	$ 11,178
News Corp. Ltd. sponsored ADR	497,700	15,648
TOTAL AUSTRALIA		26,826
Belgium - 0.4%
Fortis	236,900	6,036
Bermuda - 0.1%
Golar LNG Ltd. (a)	53,600	851
Brazil - 3.1%
Aracruz Celulose SA sponsored ADR	218,400	7,356
Banco Bradesco SA sponsored ADR	122,000	7,426
Banco Itau Holding Financeira SA sponsored ADR	99,900	6,044
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	227,100	6,027
Tele Norte Leste Participacoes SA ADR	356,200	4,659
Telebras sponsored ADR	165,000	4,349
Uniao de Bancos Brasileiros SA (Unibanco) GDR (d)	265,800	7,030
Votorantim Celulose e Papel SA sponsored ADR	190,300	6,575
TOTAL BRAZIL		49,466
Canada - 3.4%
Alcan, Inc.	46,900	2,170
Canadian Natural Resources Ltd.	100,700	4,240
Celestica, Inc. (sub. vtg.) (a)	233,600	3,393
EnCana Corp.	289,300	14,348
Nortel Networks Corp. (a)	1,067,300	3,618
Research in Motion Ltd. (a)	65,000	5,730
Talisman Energy, Inc.	691,000	18,554
Tembec, Inc. (a)	228,300	1,488
TOTAL CANADA		53,541
China - 0.7%
BYD Co. Ltd. (H Shares)	506,000	1,424
China Telecom Corp. Ltd. sponsored ADR	150,200	4,812
Global Bio-Chem Technology Group Co. Ltd.	4,814,000	3,773
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	394,000	27
People's Food Holdings Ltd.	1,259,000	878
TOTAL CHINA		10,914
Denmark - 0.6%
Coloplast AS Series B	19,550	1,946
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Denmark - continued
Danske Bank AS	121,950	$ 3,418
Novo Nordisk AS Series B	88,600	4,417
TOTAL DENMARK		9,781
Finland - 0.5%
Nokia Corp.	515,400	7,947
France - 9.5%
Accor SA	152,312	6,342
Alcatel SA sponsored ADR (a)(d)	1,240,800	18,128
AXA SA	536,360	11,612
BNP Paribas SA	284,281	19,408
Credit Agricole SA	84,800	2,493
Dassault Systemes SA	85,390	4,347
France Telecom SA	535,699	15,401
L'Oreal SA	60,934	4,168
Lagardere S.C.A. (Reg.)	31,200	2,016
Pernod-Ricard	71,400	9,914
Sanofi-Aventis sponsored ADR	391,100	14,275
Television Francaise 1 SA	72,200	2,180
Total SA Series B	172,197	35,913
Vivendi Universal SA sponsored ADR (a)	181,000	4,965
TOTAL FRANCE		151,162
Germany - 11.7%
Adidas-Salomon AG	42,589	5,970
Allianz AG (Reg.)	264,800	28,201
BASF AG	225,532	14,170
Bayerische Hypo-und Vereinsbank AG (a)	260,800	5,116
Bayerische Motoren Werke AG (BMW)	210,252	8,919
Deutsche Boerse AG	180,410	9,039
Deutsche Telekom AG:
(Reg.) (a)	487,600	9,396
sponsored ADR (a)	3,070,500	59,169
E.ON AG	54,379	4,435
Fresenius Medical Care AG	68,750	5,279
Infineon Technologies AG sponsored ADR (a)(d)	670,100	7,324
RWE AG	122,980	6,534
SAP AG sponsored ADR	191,400	8,163
Siemens AG sponsored ADR (d)	195,400	14,604
TOTAL GERMANY		186,319
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Hong Kong - 1.3%
Hong Kong Exchanges & Clearing Ltd.	1,484,000	$ 3,375
Hutchison Whampoa Ltd.	717,700	5,509
Techtronic Industries Co. Ltd.	4,939,500	9,836
Television Broadcasts Ltd.	470,000	2,011
TOTAL HONG KONG		20,731
India - 3.1%
Cipla Ltd.	870,574	5,363
Dr. Reddy's Laboratories Ltd.	124,200	2,058
HDFC Bank Ltd.	132,154	1,210
Housing Development Finance Corp. Ltd.	836,011	11,809
I-Flex Solutions Ltd.	376,606	4,951
Infosys Technologies Ltd.	259,363	10,906
National Thermal Power Corp.	137,700	188
Reliance Industries Ltd.	292,700	3,416
Satyam Computer Services Ltd.	953,946	7,872
State Bank of India	140,300	1,468
TOTAL INDIA		49,241
Italy - 1.0%
ENI Spa	662,391	15,159
Japan - 17.1%
Advantest Corp.	117,300	8,213
Aeon Co. Ltd.	696,300	11,158
Canon, Inc.	167,200	8,276
Daiwa Securities Group, Inc.	2,108,000	12,947
FamilyMart Co. Ltd.	208,900	5,616
Honda Motor Co. Ltd.	195,400	9,493
Ito Yokado Ltd.	244,400	8,775
JAFCO Co. Ltd.	187,000	9,630
KDDI Corp.	2,148	10,351
Kyocera Corp.	103,900	7,549
Mizuho Financial Group, Inc.	4,204	16,246
Murata Manufacturing Co. Ltd.	172,100	8,212
Nikko Cordial Corp.	3,239,000	14,506
Nitto Denko Corp.	89,900	4,273
Nomura Holdings, Inc.	1,594,000	19,399
ORIX Corp.	70,000	8,221
Ricoh Co. Ltd.	455,000	8,512
Rohm Co. Ltd.	81,300	8,358
Softbank Corp. (d)	271,300	12,304
Sumitomo Electric Industries Ltd.	643,000	6,106
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Sumitomo Mitsui Financial Group, Inc. (d)	4,182	$ 27,225
TDK Corp.	101,900	7,086
Tokyo Electron Ltd.	283,700	15,413
Toyota Motor Corp.	476,800	18,497
Yahoo! Japan Corp. (a)	498	2,254
Yahoo! Japan Corp. New (a)	498	2,169
TOTAL JAPAN		270,789
Korea (South) - 3.4%
Honam Petrochemical Corp.	247,990	9,703
Hyundai Motor Co.	49,571	2,404
Kookmin Bank (a)	242,690	8,108
LG Electronics, Inc.	162,890	9,196
LG Petrochemical Co. Ltd.	134,100	3,258
Samsung Electro-Mechanics Co. Ltd. (a)	145,370	3,116
Samsung Electronics Co. Ltd.	32,480	12,751
Shinhan Financial Group Co. Ltd.	310,960	6,125
TOTAL KOREA (SOUTH)		54,661
Netherlands - 5.5%
Aegon NV	457,900	5,028
ASML Holding NV (a)	2,346,922	33,444
Buhrmann NV (d)	243,700	1,818
EADS NV	145,600	4,164
ING Groep NV (Certificaten Van Aandelen)	694,146	18,485
Unilever NV (NY Shares)	115,100	6,709
VNU NV	413,240	11,322
Wolters Kluwer NV (Certificaten Van Aandelen)	385,507	7,050
TOTAL NETHERLANDS		88,020
Portugal - 0.2%
Portugal Telecom SGPS SA (Reg.)	328,694	3,714
South Africa - 0.3%
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	132,600	1,565
MTN Group Ltd.	670,893	3,665
TOTAL SOUTH AFRICA		5,230
Spain - 2.4%
Banco Bilbao Vizcaya Argentaria SA	631,200	9,941
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Spain - continued
Banco Santander Central Hispano SA	912,460	$ 10,201
Telefonica SA	1,091,827	18,135
TOTAL SPAIN		38,277
Sweden - 0.7%
Telefonaktiebolaget LM Ericsson ADR (a)	391,100	11,307
Switzerland - 6.6%
ABB Ltd. (Reg.) (a)	508,247	2,946
Actelion Ltd. (Reg.) (a)	16,470	1,890
Compagnie Financiere Richemont unit	235,584	6,700
Credit Suisse Group (Reg.)	463,459	15,883
Nestle SA (Reg.)	24,048	5,706
Novartis AG (Reg.)	523,421	25,129
Phonak Holding AG	64,028	2,011
Roche Holding AG (participation certificate)	171,335	17,567
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	3,320	2,122
UBS AG (Reg.)	332,113	24,075
TOTAL SWITZERLAND		104,029
Taiwan - 2.3%
Hon Hai Precision Industries Co. Ltd.	1,672,328	6,150
Quanta Computer, Inc.	2,227,269	3,596
Taiwan Semiconductor Manufacturing Co. Ltd.	1,424,000	1,865
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	496,300	3,757
United Microelectronics Corp. (a)	24,434,400	14,758
United Microelectronics Corp. sponsored ADR (a)(d)	977,236	3,420
Yageo Corp. (a)	7,392,000	2,453
TOTAL TAIWAN		35,999
United Kingdom - 16.5%
3i Group PLC	497,653	5,327
AstraZeneca PLC (United Kingdom)	375,200	15,458
BHP Billiton PLC	757,202	7,702
BP PLC	2,256,508	21,907
British Sky Broadcasting Group PLC (BSkyB)	233,600	2,183
Carphone Warehouse Group PLC	705,353	2,158
Dixons Group PLC	2,010,900	6,347
Enterprise Inns PLC	591,400	6,727
Hilton Group PLC	746,600	3,536
HSBC Holdings PLC (United Kingdom) (Reg.)	1,958,283	31,736
ITV PLC	3,268,008	6,426
Kesa Electricals PLC	1,082,214	5,409
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Man Group PLC	461,197	$ 11,077
mmO2 PLC (a)	488,300	944
Prudential PLC	659,911	4,857
Reckitt Benckiser PLC	250,500	6,877
Reuters Group PLC	720,900	4,912
Rio Tinto PLC (Reg.)	586,218	15,579
Royal Bank of Scotland Group PLC	183,700	5,418
Shire Pharmaceuticals Group PLC sponsored ADR	181,700	5,160
Smith & Nephew PLC	1,355,700	11,724
Tesco PLC	1,160,511	6,121
Vodafone Group PLC	25,285,079	65,217
Xstrata PLC	276,100	4,287
Yell Group PLC	788,000	5,300
TOTAL UNITED KINGDOM		262,389
United States of America - 1.7%
ENSCO International, Inc.	60,700	1,854
Freeport-McMoRan Copper & Gold, Inc. Class B	186,000	6,737
Phelps Dodge Corp.	60,200	5,270
Synthes, Inc.	58,774	6,282
Telewest Global, Inc. (a)	579,631	7,129
TOTAL UNITED STATES OF AMERICA		27,272
TOTAL COMMON STOCKS (Cost $1,402,593)		1,489,661
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
Fresenius Medical Care AG (Cost $2,118)	49,030	2,684
Government Obligations - 0.6%
Principal Amount (000s)
Japan - 0.6%
Japan Government 0.1% 8/20/05 (Cost $9,200)	JPY	1,014,000	9,587
Money Market Funds - 9.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.79% (b)	92,640,971	$ 92,641
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	58,866,789	58,867
TOTAL MONEY MARKET FUNDS (Cost $151,508)		151,508
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.8%, dated 10/29/04 due 11/1/04) (Cost $25)	$ 25	25
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $1,565,444)		1,653,465
NET OTHER ASSETS - (4.1)%		(65,779)
NET ASSETS - 100%		$ 1,587,686
Currency Abbreviations
JPY	-	Japanese yen
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $242,306,000 of which $97,325,000 and $144,981,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $56,467 and repurchase agreements of $25)(cost $1,565,444) - See accompanying schedule		$ 1,653,465
Foreign currency held at value (cost $1,439)		1,458
Receivable for investments sold		37,323
Receivable for fund shares sold		1,281
Dividends receivable		1,717
Interest receivable		81
Other affiliated receivables		1
Other receivables		214
Total assets		1,695,540

Liabilities
Payable for investments purchased	$ 39,849
Payable for fund shares redeemed	6,401
Accrued management fee	740
Distribution fees payable	592
Other affiliated payables	374
Other payables and accrued expenses	1,031
Collateral on securities loaned, at value	58,867
Total liabilities		107,854

Net Assets		$ 1,587,686
Net Assets consist of:
Paid in capital		$ 1,753,076
Undistributed net investment income		897
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(253,745)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		87,458
Net Assets		$ 1,587,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($115,029 ÷ 7,255 shares)	$ 15.86

Maximum offering price per share (100/94.25 of $15.86)	$ 16.83
Class T: Net Asset Value and redemption price per share ($1,181,280 ÷ 73,406 shares)	$ 16.09

Maximum offering price per share (100/96.50 of $16.09)	$ 16.67
Class B: Net Asset Value and offering price per share ($56,748 ÷ 3,719 shares) A	$ 15.26

Class C: Net Asset Value and offering price per share ($40,265 ÷ 2,593 shares) A	$ 15.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($194,364 ÷ 12,083 shares)	$ 16.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends		$ 24,272
Interest		1,633
Security lending		881
		26,786
Less foreign taxes withheld		(2,748)
Total income		24,038

Expenses
Management fee Basic fee	$ 11,186
Performance adjustment	(1,345)
Transfer agent fees	3,743
Distribution fees	7,243
Accounting and security lending fees	751
Non-interested trustees' compensation	9
Custodian fees and expenses	588
Registration fees	155
Audit	73
Legal	9
Miscellaneous	292
Total expenses before reductions	22,704
Expense reductions	(665)	22,039
Net investment income (loss)		1,999
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $172)	144,693
Foreign currency transactions	99
Total net realized gain (loss)		144,792
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $846)	66
Assets and liabilities in foreign currencies	(114)
Total change in net unrealized appreciation (depreciation)		(48)
Net gain (loss)		144,744
Net increase (decrease) in net assets resulting from operations		$ 146,743

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,999	$ 3,205
Net realized gain (loss)	144,792	63,148
Change in net unrealized appreciation (depreciation)	(48)	254,392
Net increase (decrease) in net assets resulting from operations	146,743	320,745
Distributions to shareholders from net investment income	(9,233)	-
Share transactions - net increase (decrease)	98,813	(95,223)
Redemption fees	19	-
Total increase (decrease) in net assets	236,342	225,522

Net Assets
Beginning of period	1,351,344	1,125,822
End of period (including undistributed net investment income of $897 and undistributed net investment income of $5,713, respectively)	$ 1,587,686	$ 1,351,344

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 11.01	$ 12.90	$ 19.88	$ 20.59
Income from Investment Operations
Net investment income (loss) C	.04 G	.05	.01	.06	.06 D
Net realized and unrealized gain (loss)	1.54	3.35	(1.90)	(4.89)	.38
Total from investment operations	1.58	3.40	(1.89)	(4.83)	.44
Distributions from net investment income	(.13)	-	-	(.43)	(.08)
Distributions in excess of net investment income	-	-	-	-	(.09)
Distributions from net realized gain	-	-	-	(1.72)	(.98)
Total distributions	(.13)	-	-	(2.15)	(1.15)
Redemption fees added to paid in capital C	- F	-	-	-	-
Net asset value, end of period	$ 15.86	$ 14.41	$ 11.01	$ 12.90	$ 19.88
Total Return A, B	11.03%	30.88%	(14.65)%	(27.16)%	1.78%
Ratios to Average Net Assets E
Expenses before expense reductions	1.36%	1.34%	1.56%	1.46%	1.49%
Expenses net of voluntary waivers, if any	1.36%	1.34%	1.56%	1.46%	1.49%
Expenses net of all reductions	1.32%	1.30%	1.52%	1.41%	1.46%
Net investment income (loss)	.24% G	.43%	.07%	.40%	.28%
Supplemental Data
Net assets, end of period (in millions)	$ 115	$ 68	$ 44	$ 46	$ 44
Portfolio turnover rate	85%	99%	73%	99%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been .21%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.61	$ 11.18	$ 13.11	$ 20.13	$ 20.83
Income from Investment Operations
Net investment income (loss) C	.02G	.04	(.01)	.04	.02 D
Net realized and unrealized gain (loss)	1.56	3.39	(1.92)	(4.99)	.39
Total from investment operations	1.58	3.43	(1.93)	(4.95)	.41
Distributions from net investment income	(.10)	-	-	(.35)	(.06)
Distributions in excess of net investment income	-	-	-	-	(.07)
Distributions from net realized gain	-	-	-	(1.72)	(.98)
Total distributions	(.10)	-	-	(2.07)	(1.11)
Redemption fees added to paid in capital C	- F	-	-	-	-
Net asset value, end of period	$ 16.09	$ 14.61	$ 11.18	$ 13.11	$ 20.13
Total Return A, B	10.86%	30.68%	(14.72)%	(27.33)%	1.62%
Ratios to Average Net Assets E
Expenses before expense reductions	1.48%	1.46%	1.68%	1.62%	1.67%
Expenses net of voluntary waivers, if any	1.48%	1.46%	1.68%	1.62%	1.67%
Expenses net of all reductions	1.43%	1.42%	1.64%	1.57%	1.65%
Net investment income (loss)	.12%G	.31%	(.05)%	.24%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 1,181	$ 1,114	$ 928	$ 1,185	$ 1,678
Portfolio turnover rate	85%	99%	73%	99%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been .09%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.87	$ 10.71	$ 12.63	$ 19.49	$ 20.25
Income from Investment Operations
Net investment income (loss) C	(.10)G	(.06)	(.08)	(.06)	(.11) D
Net realized and unrealized gain (loss)	1.50	3.22	(1.84)	(4.83)	.39
Total from investment operations	1.40	3.16	(1.92)	(4.89)	.28
Distributions from net investment income	(.01)	-	-	(.25)	(.03)
Distributions in excess of net investment income	-	-	-	-	(.03)
Distributions from net realized gain	-	-	-	(1.72)	(.98)
Total distributions	(.01)	-	-	(1.97)	(1.04)
Redemption fees added to paid in capital C	- F	-	-	-	-
Net asset value, end of period	$ 15.26	$ 13.87	$ 10.71	$ 12.63	$ 19.49
Total Return A, B	10.10%	29.51%	(15.20)%	(27.83)%	1.02%
Ratios to Average Net Assets E
Expenses before expense reductions	2.25%	2.27%	2.43%	2.27%	2.27%
Expenses net of voluntary waivers, if any	2.25%	2.27%	2.30%	2.27%	2.27%
Expenses net of all reductions	2.21%	2.22%	2.26%	2.23%	2.25%
Net investment income (loss)	(.65)%G	(.49)%	(.66)%	(.42)%	(.50)%
Supplemental Data
Net assets, end of period (in millions)	$ 57	$ 59	$ 53	$ 80	$ 125
Portfolio turnover rate	85%	99%	73%	99%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (.68)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.11	$ 10.88	$ 12.84	$ 19.80	$ 20.58
Income from Investment Operations
Net investment income (loss) C	(.08) G	(.05)	(.08)	(.05)	(.10) D
Net realized and unrealized gain (loss)	1.52	3.28	(1.88)	(4.89)	.39
Total from investment operations	1.44	3.23	(1.96)	(4.94)	.29
Distributions from net investment income	(.02)	-	-	(.30)	(.04)
Distributions in excess of net investment income	-	-	-	-	(.05)
Distributions from net realized gain	-	-	-	(1.72)	(.98)
Total distributions	(.02)	-	-	(2.02)	(1.07)
Redemption fees added to paid in capital C	- F	-	-	-	-
Net asset value, end of period	$ 15.53	$ 14.11	$ 10.88	$ 12.84	$ 19.80
Total Return A, B	10.21%	29.69%	(15.26)%	(27.70)%	1.05%
Ratios to Average Net Assets E
Expenses before expense reductions	2.14%	2.17%	2.34%	2.19%	2.22%
Expenses net of voluntary waivers, if any	2.14%	2.17%	2.30%	2.19%	2.22%
Expenses net of all reductions	2.10%	2.13%	2.26%	2.14%	2.20%
Net investment income (loss)	(.54)% G	(.40)%	(.66)%	(.34)%	(.45)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 41	$ 36	$ 52	$ 76
Portfolio turnover rate	85%	99%	73%	99%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (.57)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.60	$ 11.11	$ 12.97	$ 19.95	$ 20.62
Income from Investment Operations
Net investment income (loss) B	.10F	.10	.06	.12	.14 C
Net realized and unrealized gain (loss)	1.56	3.39	(1.92)	(4.91)	.38
Total from investment operations	1.66	3.49	(1.86)	(4.79)	.52
Distributions from net investment income	(.17)	-	-	(.47)	(.10)
Distributions in excess of net investment income	-	-	-	-	(.11)
Distributions from net realized gain	-	-	-	(1.72)	(.98)
Total distributions	(.17)	-	-	(2.19)	(1.19)
Redemption fees added to paid in capital B	- E	-	-	-	-
Net asset value, end of period	$ 16.09	$ 14.60	$ 11.11	$ 12.97	$ 19.95
Total Return A	11.46%	31.41%	(14.34)%	(26.89)%	2.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.98%	.93%	1.14%	1.06%	1.13%
Expenses net of voluntary waivers, if any	.98%	.93%	1.14%	1.06%	1.13%
Expenses net of all reductions	.93%	.89%	1.10%	1.02%	1.11%
Net investment income (loss)	.62%F	.84%	.49%	.79%	.63%
Supplemental Data
Net assets, end of period (in millions)	$ 194	$ 69	$ 63	$ 69	$ 90
Portfolio turnover rate	85%	99%	73%	99%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been .59%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 181,082
Unrealized depreciation	(110,875)
Net unrealized appreciation (depreciation)	70,207
Undistributed ordinary income	6,708
Capital loss carryforward	(242,306)

Cost for federal income tax purposes	$ 1,583,258

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 9,233	$ -

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,353,035 and $1,218,379, respectively.

Securities delivered on an in-kind basis aggregated $84,044. Realized gain (loss) of $20,499 on securities delivered on an in-kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 255	$ -
Class T	.25%	.25%	5,925	33
Class B	.75%	.25%	619	464
Class C	.75%	.25%	444	46
			$ 7,243	$ 543

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31
Class T	21
Class B*	107
Class C*	3
$ 162

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 362.36
Class T	2,585.22
Class B	303.49
Class C	168.38
Institutional Class	325.22
	$ 3,743

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,052 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $663 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2.

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 28% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 690	$ -
Class T	7,601	-
Class B	43	-
Class C	60	-
Institutional Class	839	-
Total	$ 9,233	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	7,000	12,415	$ 108,791	$ 145,269
Reinvestment of distributions	42	-	626	-
Shares redeemed	(4,530)	(11,712)	(70,180)	(137,635)
Net increase (decrease)	2,512	703	$ 39,237	$ 7,634
Class T
Shares sold	24,989	40,894	$ 393,254	$ 489,390
Reinvestment of distributions	495	-	7,425	-
Shares redeemed	(28,317)	(47,699)	(445,467)	(568,651)
Net increase (decrease)	(2,833)	(6,805)	$ (44,788)	$ (79,261)
Class B
Shares sold	620	460	$ 9,320	$ 5,148
Reinvestment of distributions	3	-	38	-
Shares redeemed	(1,179)	(1,176)	(17,557)	(12,818)
Net increase (decrease)	(556)	(716)	$ (8,199)	$ (7,670)
Class C
Shares sold	667	1,424	$ 10,090	$ 16,568
Reinvestment of distributions	4	-	52	-
Shares redeemed	(957)	(1,891)	(14,442)	(21,771)
Net increase (decrease)	(286)	(467)	$ (4,300)	$ (5,203)
Institutional Class
Shares sold	9,569	7,107	$ 152,454	$ 81,168
Reinvestment of distributions	35	-	515	-
Shares redeemed	(2,281)	(8,025)	(36,106)	(91,891)
Net increase (decrease)	7,323	(918)	$ 116,863	$ (10,723)
Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003).
He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard R. Mace, Jr. (42)
Year of Election or Appointment: 1996 Vice President of Advisor Overseas. Mr. Mace is also Vice President of other funds advised by FMR.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Overseas. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Overseas. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Overseas. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Overseas. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1990 Assistant Treasurer of Advisor Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Overseas. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Overseas. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/04	12/03/04	$.10	$.06

Institutional Class designates 3% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100 % of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/03	$.096	$.019

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	733,067,475.10	85.986
Against	43,527,877.28	5.105
Abstain	26,929,202.66	3.159
Broker Non-Votes	49,020,125.55	5.750
TOTAL	852,544,680.59	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

OSI-UANN-1204
1.784768.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Distributions	48
Proxy Voting Results	49

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	4.65%	-2.82%	4.04%
Class T (incl. 3.50% sales charge)	6.98%	-2.51%	4.18%
Class B (incl. contingent deferred sales charge)B	5.10%	-2.83%	4.13%
Class C (incl. contingent deferred sales charge)C	9.21%	-2.42%	3.96%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after July 3, 1995. The initial offering of Class B shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after July 3, 1995. The initial offering of Class C shares took place on November 3, 1997. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Class T on October 31, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity® Advisor Overseas Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, Fidelity Advisor Overseas Fund's Class A, Class T, Class B and Class C shares returned 11.03%, 10.86%, 10.10% and 10.21%, respectively, trailing the LipperSM International Funds Average, which rose 16.12%, as well as the MSCI EAFE index, which advanced 19.00%. The fund's overweighting in two poor-performing market groups - semiconductors and diversified financials - caused the bulk of its performance shortfall relative to the index. Notable detractors included Japanese semiconductor equipment manufacturer Tokyo Electron and Taiwanese chip maker United Microelectronics, as well as Japanese brokerage stocks Nikko Cordial and Nomura Holdings. On the positive side of the ledger, overweighting strong-performing energy stocks relative to the index was helpful. Growing worldwide demand for oil, coupled with supply shortages and geopolitical concerns, sent oil prices and energy company profits soaring. France-based energy producer Total SA and Canada's Talisman Energy were noteworthy standouts for the fund. Elsewhere, good security selection in the telecommunication services sector helped offset some of the fund's weakness in other areas. Holdings in U.K.-based mobile communications provider mmO2 and Germany-based Deutsche Telekom AG performed quite well.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,005.70	$ 6.86
HypotheticalA	$ 1,000.00	$ 1,018.08	$ 6.92
Class T
Actual	$ 1,000.00	$ 1,004.40	$ 7.31
HypotheticalA	$ 1,000.00	$ 1,017.62	$ 7.38
Class B
Actual	$ 1,000.00	$ 1,000.70	$ 11.21**
HypotheticalA	$ 1,000.00	$ 1,013.65	$ 11.35**
Class C
Actual	$ 1,000.00	$ 1,001.90	$ 10.67
HypotheticalA	$ 1,000.00	$ 1,014.21	$ 10.79
Institutional Class
Actual	$ 1,000.00	$ 1,007.50	$ 4.89
HypotheticalA	$ 1,000.00	$ 1,020.06	$ 4.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.36%
Class T	1.45%
Class B	2.23% **
Class C	2.12%
Institutional Class	.97%

** If fees effective January 1, 2005, had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class B
Actual	2.14%	$ 10.76
HypotheticalA		$ 10.89

A 5% return per year before expenses

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Deutsche Telekom AG (Germany, Diversified Telecommunication Services)	4.3	0.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	4.1	2.4
Total SA Series B (France, Oil & Gas)	2.3	2.5
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.1	1.4
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	2.0	0.4
	14.8
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.5	25.0
Information Technology	16.7	14.4
Telecommunication Services	13.1	6.4
Consumer Discretionary	10.2	12.0
Health Care	8.4	8.2
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.7	20.6
United Kingdom	16.5	14.7
Germany	11.9	6.3
France	9.5	8.0
Switzerland	6.6	6.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 94.0%	Stocks 89.2%
Bonds 0.6%	Bonds 0.6%
Short-Term Investments and Net Other Assets 5.4%	Short-Term Investments and Net Other Assets 10.2%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1) (000s)
Australia - 1.7%
CSL Ltd.	518,367	$ 11,178
News Corp. Ltd. sponsored ADR	497,700	15,648
TOTAL AUSTRALIA		26,826
Belgium - 0.4%
Fortis	236,900	6,036
Bermuda - 0.1%
Golar LNG Ltd. (a)	53,600	851
Brazil - 3.1%
Aracruz Celulose SA sponsored ADR	218,400	7,356
Banco Bradesco SA sponsored ADR	122,000	7,426
Banco Itau Holding Financeira SA sponsored ADR	99,900	6,044
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	227,100	6,027
Tele Norte Leste Participacoes SA ADR	356,200	4,659
Telebras sponsored ADR	165,000	4,349
Uniao de Bancos Brasileiros SA (Unibanco) GDR (d)	265,800	7,030
Votorantim Celulose e Papel SA sponsored ADR	190,300	6,575
TOTAL BRAZIL		49,466
Canada - 3.4%
Alcan, Inc.	46,900	2,170
Canadian Natural Resources Ltd.	100,700	4,240
Celestica, Inc. (sub. vtg.) (a)	233,600	3,393
EnCana Corp.	289,300	14,348
Nortel Networks Corp. (a)	1,067,300	3,618
Research in Motion Ltd. (a)	65,000	5,730
Talisman Energy, Inc.	691,000	18,554
Tembec, Inc. (a)	228,300	1,488
TOTAL CANADA		53,541
China - 0.7%
BYD Co. Ltd. (H Shares)	506,000	1,424
China Telecom Corp. Ltd. sponsored ADR	150,200	4,812
Global Bio-Chem Technology Group Co. Ltd.	4,814,000	3,773
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	394,000	27
People's Food Holdings Ltd.	1,259,000	878
TOTAL CHINA		10,914
Denmark - 0.6%
Coloplast AS Series B	19,550	1,946
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Denmark - continued
Danske Bank AS	121,950	$ 3,418
Novo Nordisk AS Series B	88,600	4,417
TOTAL DENMARK		9,781
Finland - 0.5%
Nokia Corp.	515,400	7,947
France - 9.5%
Accor SA	152,312	6,342
Alcatel SA sponsored ADR (a)(d)	1,240,800	18,128
AXA SA	536,360	11,612
BNP Paribas SA	284,281	19,408
Credit Agricole SA	84,800	2,493
Dassault Systemes SA	85,390	4,347
France Telecom SA	535,699	15,401
L'Oreal SA	60,934	4,168
Lagardere S.C.A. (Reg.)	31,200	2,016
Pernod-Ricard	71,400	9,914
Sanofi-Aventis sponsored ADR	391,100	14,275
Television Francaise 1 SA	72,200	2,180
Total SA Series B	172,197	35,913
Vivendi Universal SA sponsored ADR (a)	181,000	4,965
TOTAL FRANCE		151,162
Germany - 11.7%
Adidas-Salomon AG	42,589	5,970
Allianz AG (Reg.)	264,800	28,201
BASF AG	225,532	14,170
Bayerische Hypo-und Vereinsbank AG (a)	260,800	5,116
Bayerische Motoren Werke AG (BMW)	210,252	8,919
Deutsche Boerse AG	180,410	9,039
Deutsche Telekom AG:
(Reg.) (a)	487,600	9,396
sponsored ADR (a)	3,070,500	59,169
E.ON AG	54,379	4,435
Fresenius Medical Care AG	68,750	5,279
Infineon Technologies AG sponsored ADR (a)(d)	670,100	7,324
RWE AG	122,980	6,534
SAP AG sponsored ADR	191,400	8,163
Siemens AG sponsored ADR (d)	195,400	14,604
TOTAL GERMANY		186,319
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Hong Kong - 1.3%
Hong Kong Exchanges & Clearing Ltd.	1,484,000	$ 3,375
Hutchison Whampoa Ltd.	717,700	5,509
Techtronic Industries Co. Ltd.	4,939,500	9,836
Television Broadcasts Ltd.	470,000	2,011
TOTAL HONG KONG		20,731
India - 3.1%
Cipla Ltd.	870,574	5,363
Dr. Reddy's Laboratories Ltd.	124,200	2,058
HDFC Bank Ltd.	132,154	1,210
Housing Development Finance Corp. Ltd.	836,011	11,809
I-Flex Solutions Ltd.	376,606	4,951
Infosys Technologies Ltd.	259,363	10,906
National Thermal Power Corp.	137,700	188
Reliance Industries Ltd.	292,700	3,416
Satyam Computer Services Ltd.	953,946	7,872
State Bank of India	140,300	1,468
TOTAL INDIA		49,241
Italy - 1.0%
ENI Spa	662,391	15,159
Japan - 17.1%
Advantest Corp.	117,300	8,213
Aeon Co. Ltd.	696,300	11,158
Canon, Inc.	167,200	8,276
Daiwa Securities Group, Inc.	2,108,000	12,947
FamilyMart Co. Ltd.	208,900	5,616
Honda Motor Co. Ltd.	195,400	9,493
Ito Yokado Ltd.	244,400	8,775
JAFCO Co. Ltd.	187,000	9,630
KDDI Corp.	2,148	10,351
Kyocera Corp.	103,900	7,549
Mizuho Financial Group, Inc.	4,204	16,246
Murata Manufacturing Co. Ltd.	172,100	8,212
Nikko Cordial Corp.	3,239,000	14,506
Nitto Denko Corp.	89,900	4,273
Nomura Holdings, Inc.	1,594,000	19,399
ORIX Corp.	70,000	8,221
Ricoh Co. Ltd.	455,000	8,512
Rohm Co. Ltd.	81,300	8,358
Softbank Corp. (d)	271,300	12,304
Sumitomo Electric Industries Ltd.	643,000	6,106
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Sumitomo Mitsui Financial Group, Inc. (d)	4,182	$ 27,225
TDK Corp.	101,900	7,086
Tokyo Electron Ltd.	283,700	15,413
Toyota Motor Corp.	476,800	18,497
Yahoo! Japan Corp. (a)	498	2,254
Yahoo! Japan Corp. New (a)	498	2,169
TOTAL JAPAN		270,789
Korea (South) - 3.4%
Honam Petrochemical Corp.	247,990	9,703
Hyundai Motor Co.	49,571	2,404
Kookmin Bank (a)	242,690	8,108
LG Electronics, Inc.	162,890	9,196
LG Petrochemical Co. Ltd.	134,100	3,258
Samsung Electro-Mechanics Co. Ltd. (a)	145,370	3,116
Samsung Electronics Co. Ltd.	32,480	12,751
Shinhan Financial Group Co. Ltd.	310,960	6,125
TOTAL KOREA (SOUTH)		54,661
Netherlands - 5.5%
Aegon NV	457,900	5,028
ASML Holding NV (a)	2,346,922	33,444
Buhrmann NV (d)	243,700	1,818
EADS NV	145,600	4,164
ING Groep NV (Certificaten Van Aandelen)	694,146	18,485
Unilever NV (NY Shares)	115,100	6,709
VNU NV	413,240	11,322
Wolters Kluwer NV (Certificaten Van Aandelen)	385,507	7,050
TOTAL NETHERLANDS		88,020
Portugal - 0.2%
Portugal Telecom SGPS SA (Reg.)	328,694	3,714
South Africa - 0.3%
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	132,600	1,565
MTN Group Ltd.	670,893	3,665
TOTAL SOUTH AFRICA		5,230
Spain - 2.4%
Banco Bilbao Vizcaya Argentaria SA	631,200	9,941
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Spain - continued
Banco Santander Central Hispano SA	912,460	$ 10,201
Telefonica SA	1,091,827	18,135
TOTAL SPAIN		38,277
Sweden - 0.7%
Telefonaktiebolaget LM Ericsson ADR (a)	391,100	11,307
Switzerland - 6.6%
ABB Ltd. (Reg.) (a)	508,247	2,946
Actelion Ltd. (Reg.) (a)	16,470	1,890
Compagnie Financiere Richemont unit	235,584	6,700
Credit Suisse Group (Reg.)	463,459	15,883
Nestle SA (Reg.)	24,048	5,706
Novartis AG (Reg.)	523,421	25,129
Phonak Holding AG	64,028	2,011
Roche Holding AG (participation certificate)	171,335	17,567
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	3,320	2,122
UBS AG (Reg.)	332,113	24,075
TOTAL SWITZERLAND		104,029
Taiwan - 2.3%
Hon Hai Precision Industries Co. Ltd.	1,672,328	6,150
Quanta Computer, Inc.	2,227,269	3,596
Taiwan Semiconductor Manufacturing Co. Ltd.	1,424,000	1,865
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	496,300	3,757
United Microelectronics Corp. (a)	24,434,400	14,758
United Microelectronics Corp. sponsored ADR (a)(d)	977,236	3,420
Yageo Corp. (a)	7,392,000	2,453
TOTAL TAIWAN		35,999
United Kingdom - 16.5%
3i Group PLC	497,653	5,327
AstraZeneca PLC (United Kingdom)	375,200	15,458
BHP Billiton PLC	757,202	7,702
BP PLC	2,256,508	21,907
British Sky Broadcasting Group PLC (BSkyB)	233,600	2,183
Carphone Warehouse Group PLC	705,353	2,158
Dixons Group PLC	2,010,900	6,347
Enterprise Inns PLC	591,400	6,727
Hilton Group PLC	746,600	3,536
HSBC Holdings PLC (United Kingdom) (Reg.)	1,958,283	31,736
ITV PLC	3,268,008	6,426
Kesa Electricals PLC	1,082,214	5,409
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Man Group PLC	461,197	$ 11,077
mmO2 PLC (a)	488,300	944
Prudential PLC	659,911	4,857
Reckitt Benckiser PLC	250,500	6,877
Reuters Group PLC	720,900	4,912
Rio Tinto PLC (Reg.)	586,218	15,579
Royal Bank of Scotland Group PLC	183,700	5,418
Shire Pharmaceuticals Group PLC sponsored ADR	181,700	5,160
Smith & Nephew PLC	1,355,700	11,724
Tesco PLC	1,160,511	6,121
Vodafone Group PLC	25,285,079	65,217
Xstrata PLC	276,100	4,287
Yell Group PLC	788,000	5,300
TOTAL UNITED KINGDOM		262,389
United States of America - 1.7%
ENSCO International, Inc.	60,700	1,854
Freeport-McMoRan Copper & Gold, Inc. Class B	186,000	6,737
Phelps Dodge Corp.	60,200	5,270
Synthes, Inc.	58,774	6,282
Telewest Global, Inc. (a)	579,631	7,129
TOTAL UNITED STATES OF AMERICA		27,272
TOTAL COMMON STOCKS (Cost $1,402,593)		1,489,661
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
Fresenius Medical Care AG (Cost $2,118)	49,030	2,684
Government Obligations - 0.6%
Principal Amount (000s)
Japan - 0.6%
Japan Government 0.1% 8/20/05 (Cost $9,200)	JPY	1,014,000	9,587
Money Market Funds - 9.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.79% (b)	92,640,971	$ 92,641
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	58,866,789	58,867
TOTAL MONEY MARKET FUNDS (Cost $151,508)		151,508
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.8%, dated 10/29/04 due 11/1/04) (Cost $25)	$ 25	25
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $1,565,444)		1,653,465
NET OTHER ASSETS - (4.1)%		(65,779)
NET ASSETS - 100%		$ 1,587,686
Currency Abbreviations
JPY	-	Japanese yen
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $242,306,000 of which $97,325,000 and $144,981,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $56,467 and repurchase agreements of $25)(cost $1,565,444) - See accompanying schedule		$ 1,653,465
Foreign currency held at value (cost $1,439)		1,458
Receivable for investments sold		37,323
Receivable for fund shares sold		1,281
Dividends receivable		1,717
Interest receivable		81
Other affiliated receivables		1
Other receivables		214
Total assets		1,695,540

Liabilities
Payable for investments purchased	$ 39,849
Payable for fund shares redeemed	6,401
Accrued management fee	740
Distribution fees payable	592
Other affiliated payables	374
Other payables and accrued expenses	1,031
Collateral on securities loaned, at value	58,867
Total liabilities		107,854

Net Assets		$ 1,587,686
Net Assets consist of:
Paid in capital		$ 1,753,076
Undistributed net investment income		897
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(253,745)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		87,458
Net Assets		$ 1,587,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($115,029 ÷ 7,255 shares)	$ 15.86

Maximum offering price per share (100/94.25 of $15.86)	$ 16.83
Class T: Net Asset Value and redemption price per share ($1,181,280 ÷ 73,406 shares)	$ 16.09

Maximum offering price per share (100/96.50 of $16.09)	$ 16.67
Class B: Net Asset Value and offering price per share ($56,748 ÷ 3,719 shares) A	$ 15.26

Class C: Net Asset Value and offering price per share ($40,265 ÷ 2,593 shares) A	$ 15.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($194,364 ÷ 12,083 shares)	$ 16.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends		$ 24,272
Interest		1,633
Security lending		881
		26,786
Less foreign taxes withheld		(2,748)
Total income		24,038

Expenses
Management fee Basic fee	$ 11,186
Performance adjustment	(1,345)
Transfer agent fees	3,743
Distribution fees	7,243
Accounting and security lending fees	751
Non-interested trustees' compensation	9
Custodian fees and expenses	588
Registration fees	155
Audit	73
Legal	9
Miscellaneous	292
Total expenses before reductions	22,704
Expense reductions	(665)	22,039
Net investment income (loss)		1,999
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $172)	144,693
Foreign currency transactions	99
Total net realized gain (loss)		144,792
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $846)	66
Assets and liabilities in foreign currencies	(114)
Total change in net unrealized appreciation (depreciation)		(48)
Net gain (loss)		144,744
Net increase (decrease) in net assets resulting from operations		$ 146,743

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,999	$ 3,205
Net realized gain (loss)	144,792	63,148
Change in net unrealized appreciation (depreciation)	(48)	254,392
Net increase (decrease) in net assets resulting from operations	146,743	320,745
Distributions to shareholders from net investment income	(9,233)	-
Share transactions - net increase (decrease)	98,813	(95,223)
Redemption fees	19	-
Total increase (decrease) in net assets	236,342	225,522

Net Assets
Beginning of period	1,351,344	1,125,822
End of period (including undistributed net investment income of $897 and undistributed net investment income of $5,713, respectively)	$ 1,587,686	$ 1,351,344

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 11.01	$ 12.90	$ 19.88	$ 20.59
Income from Investment Operations
Net investment income (loss) C	.04 G	.05	.01	.06	.06 D
Net realized and unrealized gain (loss)	1.54	3.35	(1.90)	(4.89)	.38
Total from investment operations	1.58	3.40	(1.89)	(4.83)	.44
Distributions from net investment income	(.13)	-	-	(.43)	(.08)
Distributions in excess of net investment income	-	-	-	-	(.09)
Distributions from net realized gain	-	-	-	(1.72)	(.98)
Total distributions	(.13)	-	-	(2.15)	(1.15)
Redemption fees added to paid in capital C	- F	-	-	-	-
Net asset value, end of period	$ 15.86	$ 14.41	$ 11.01	$ 12.90	$ 19.88
Total Return A, B	11.03%	30.88%	(14.65)%	(27.16)%	1.78%
Ratios to Average Net Assets E
Expenses before expense reductions	1.36%	1.34%	1.56%	1.46%	1.49%
Expenses net of voluntary waivers, if any	1.36%	1.34%	1.56%	1.46%	1.49%
Expenses net of all reductions	1.32%	1.30%	1.52%	1.41%	1.46%
Net investment income (loss)	.24% G	.43%	.07%	.40%	.28%
Supplemental Data
Net assets, end of period (in millions)	$ 115	$ 68	$ 44	$ 46	$ 44
Portfolio turnover rate	85%	99%	73%	99%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been .21%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.61	$ 11.18	$ 13.11	$ 20.13	$ 20.83
Income from Investment Operations
Net investment income (loss) C	.02G	.04	(.01)	.04	.02 D
Net realized and unrealized gain (loss)	1.56	3.39	(1.92)	(4.99)	.39
Total from investment operations	1.58	3.43	(1.93)	(4.95)	.41
Distributions from net investment income	(.10)	-	-	(.35)	(.06)
Distributions in excess of net investment income	-	-	-	-	(.07)
Distributions from net realized gain	-	-	-	(1.72)	(.98)
Total distributions	(.10)	-	-	(2.07)	(1.11)
Redemption fees added to paid in capital C	- F	-	-	-	-
Net asset value, end of period	$ 16.09	$ 14.61	$ 11.18	$ 13.11	$ 20.13
Total Return A, B	10.86%	30.68%	(14.72)%	(27.33)%	1.62%
Ratios to Average Net Assets E
Expenses before expense reductions	1.48%	1.46%	1.68%	1.62%	1.67%
Expenses net of voluntary waivers, if any	1.48%	1.46%	1.68%	1.62%	1.67%
Expenses net of all reductions	1.43%	1.42%	1.64%	1.57%	1.65%
Net investment income (loss)	.12%G	.31%	(.05)%	.24%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 1,181	$ 1,114	$ 928	$ 1,185	$ 1,678
Portfolio turnover rate	85%	99%	73%	99%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been .09%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.87	$ 10.71	$ 12.63	$ 19.49	$ 20.25
Income from Investment Operations
Net investment income (loss) C	(.10)G	(.06)	(.08)	(.06)	(.11) D
Net realized and unrealized gain (loss)	1.50	3.22	(1.84)	(4.83)	.39
Total from investment operations	1.40	3.16	(1.92)	(4.89)	.28
Distributions from net investment income	(.01)	-	-	(.25)	(.03)
Distributions in excess of net investment income	-	-	-	-	(.03)
Distributions from net realized gain	-	-	-	(1.72)	(.98)
Total distributions	(.01)	-	-	(1.97)	(1.04)
Redemption fees added to paid in capital C	- F	-	-	-	-
Net asset value, end of period	$ 15.26	$ 13.87	$ 10.71	$ 12.63	$ 19.49
Total Return A, B	10.10%	29.51%	(15.20)%	(27.83)%	1.02%
Ratios to Average Net Assets E
Expenses before expense reductions	2.25%	2.27%	2.43%	2.27%	2.27%
Expenses net of voluntary waivers, if any	2.25%	2.27%	2.30%	2.27%	2.27%
Expenses net of all reductions	2.21%	2.22%	2.26%	2.23%	2.25%
Net investment income (loss)	(.65)%G	(.49)%	(.66)%	(.42)%	(.50)%
Supplemental Data
Net assets, end of period (in millions)	$ 57	$ 59	$ 53	$ 80	$ 125
Portfolio turnover rate	85%	99%	73%	99%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (.68)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.11	$ 10.88	$ 12.84	$ 19.80	$ 20.58
Income from Investment Operations
Net investment income (loss) C	(.08) G	(.05)	(.08)	(.05)	(.10) D
Net realized and unrealized gain (loss)	1.52	3.28	(1.88)	(4.89)	.39
Total from investment operations	1.44	3.23	(1.96)	(4.94)	.29
Distributions from net investment income	(.02)	-	-	(.30)	(.04)
Distributions in excess of net investment income	-	-	-	-	(.05)
Distributions from net realized gain	-	-	-	(1.72)	(.98)
Total distributions	(.02)	-	-	(2.02)	(1.07)
Redemption fees added to paid in capital C	- F	-	-	-	-
Net asset value, end of period	$ 15.53	$ 14.11	$ 10.88	$ 12.84	$ 19.80
Total Return A, B	10.21%	29.69%	(15.26)%	(27.70)%	1.05%
Ratios to Average Net Assets E
Expenses before expense reductions	2.14%	2.17%	2.34%	2.19%	2.22%
Expenses net of voluntary waivers, if any	2.14%	2.17%	2.30%	2.19%	2.22%
Expenses net of all reductions	2.10%	2.13%	2.26%	2.14%	2.20%
Net investment income (loss)	(.54)% G	(.40)%	(.66)%	(.34)%	(.45)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 41	$ 36	$ 52	$ 76
Portfolio turnover rate	85%	99%	73%	99%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (.57)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.60	$ 11.11	$ 12.97	$ 19.95	$ 20.62
Income from Investment Operations
Net investment income (loss) B	.10F	.10	.06	.12	.14 C
Net realized and unrealized gain (loss)	1.56	3.39	(1.92)	(4.91)	.38
Total from investment operations	1.66	3.49	(1.86)	(4.79)	.52
Distributions from net investment income	(.17)	-	-	(.47)	(.10)
Distributions in excess of net investment income	-	-	-	-	(.11)
Distributions from net realized gain	-	-	-	(1.72)	(.98)
Total distributions	(.17)	-	-	(2.19)	(1.19)
Redemption fees added to paid in capital B	- E	-	-	-	-
Net asset value, end of period	$ 16.09	$ 14.60	$ 11.11	$ 12.97	$ 19.95
Total Return A	11.46%	31.41%	(14.34)%	(26.89)%	2.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.98%	.93%	1.14%	1.06%	1.13%
Expenses net of voluntary waivers, if any	.98%	.93%	1.14%	1.06%	1.13%
Expenses net of all reductions	.93%	.89%	1.10%	1.02%	1.11%
Net investment income (loss)	.62%F	.84%	.49%	.79%	.63%
Supplemental Data
Net assets, end of period (in millions)	$ 194	$ 69	$ 63	$ 69	$ 90
Portfolio turnover rate	85%	99%	73%	99%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been .59%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 181,082
Unrealized depreciation	(110,875)
Net unrealized appreciation (depreciation)	70,207
Undistributed ordinary income	6,708
Capital loss carryforward	(242,306)

Cost for federal income tax purposes	$ 1,583,258

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 9,233	$ -

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,353,035 and $1,218,379, respectively.

Securities delivered on an in-kind basis aggregated $84,044. Realized gain (loss) of $20,499 on securities delivered on an in-kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 255	$ -
Class T	.25%	.25%	5,925	33
Class B	.75%	.25%	619	464
Class C	.75%	.25%	444	46
			$ 7,243	$ 543

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31
Class T	21
Class B*	107
Class C*	3
$ 162

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 362.36
Class T	2,585.22
Class B	303.49
Class C	168.38
Institutional Class	325.22
	$ 3,743

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,052 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $663 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2.

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 28% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 690	$ -
Class T	7,601	-
Class B	43	-
Class C	60	-
Institutional Class	839	-
Total	$ 9,233	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	7,000	12,415	$ 108,791	$ 145,269
Reinvestment of distributions	42	-	626	-
Shares redeemed	(4,530)	(11,712)	(70,180)	(137,635)
Net increase (decrease)	2,512	703	$ 39,237	$ 7,634
Class T
Shares sold	24,989	40,894	$ 393,254	$ 489,390
Reinvestment of distributions	495	-	7,425	-
Shares redeemed	(28,317)	(47,699)	(445,467)	(568,651)
Net increase (decrease)	(2,833)	(6,805)	$ (44,788)	$ (79,261)
Class B
Shares sold	620	460	$ 9,320	$ 5,148
Reinvestment of distributions	3	-	38	-
Shares redeemed	(1,179)	(1,176)	(17,557)	(12,818)
Net increase (decrease)	(556)	(716)	$ (8,199)	$ (7,670)
Class C
Shares sold	667	1,424	$ 10,090	$ 16,568
Reinvestment of distributions	4	-	52	-
Shares redeemed	(957)	(1,891)	(14,442)	(21,771)
Net increase (decrease)	(286)	(467)	$ (4,300)	$ (5,203)
Institutional Class
Shares sold	9,569	7,107	$ 152,454	$ 81,168
Reinvestment of distributions	35	-	515	-
Shares redeemed	(2,281)	(8,025)	(36,106)	(91,891)
Net increase (decrease)	7,323	(918)	$ 116,863	$ (10,723)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003).
He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard R. Mace, Jr. (42)
Year of Election or Appointment: 1996 Vice President of Advisor Overseas. Mr. Mace is also Vice President of other funds advised by FMR.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Overseas. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Overseas. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Overseas. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Overseas. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1990 Assistant Treasurer of Advisor Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Overseas. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Overseas. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/04	12/03/04	$.04	$.06
Class T	12/06/04	12/03/04	$.01	$.06

Class A, Class T, Class B, and Class C designates 3%, 4%, 17% and 13%, respectively of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/03	$.076	$.019
Class T	12/08/03	$.061	$.019
Class B	12/08/03	$.015	$.019
Class C	12/08/03	$.020	$.019

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	733,067,475.10	85.986
Against	43,527,877.28	5.105
Abstain	26,929,202.66	3.159
Broker Non-Votes	49,020,125.55	5.750
TOTAL	852,544,680.59	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

OS-UANN-1204
1.784767.101

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

International
Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers	32
Proxy Voting Results	44

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	0.31%	0.64%	6.51%
Class T (incl. 3.50% sales charge)	2.41%	0.91%	6.67%
Class B (incl. contingent deferred sales charge)B	0.45%	0.66%	6.57%
Class C (incl. contingent deferred sales charge)C	4.59%	1.12%	6.64%

A From November 3, 1997.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Class T on November 3, 1997, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital InternationalSM All Country World ex USA Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin McCarey, Portfolio Manager of Fidelity® Advisor International Capital Appreciation Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, the fund's Class A, Class T, Class B and Class C shares gained 6.43%, 6.12%, 5.45% and 5.59%, respectively. By comparison, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex USA Index returned 19.40%, and the LipperSM International Funds Average returned 16.12%. There were several reasons for the relative underperformance. One was weak stock selection in emerging markets, particularly India. India's stock market plummeted in May, as investors feared whether a new incoming government would reverse India's recent economic reforms. Among the detractors were Indian banks, such as fund holdings State Bank India and Bank of India, which were hurt by a subsequent rise in the country's interest rates. Also hurting performance were some of the fund's technology holdings, including those in emerging markets, which fell on a downturn in demand. On the positive side, Sweden-based wireless telecommunications equipment maker Ericsson was a particularly strong holding, benefiting from stronger-than-expected earnings. Also adding to performance was French telecommunications equipment maker Alcatel, the third-largest holding in the fund at period end, which benefited from improved financial performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 994.20	$ 7.52
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.64
Class T
Actual	$ 1,000.00	$ 992.80	$ 8.72
HypotheticalA	$ 1,000.00	$ 1,016.14	$ 8.86
Class B
Actual	$ 1,000.00	$ 989.90	$ 11.85
HypotheticalA	$ 1,000.00	$ 1,012.94	$ 12.06
Class C
Actual	$ 1,000.00	$ 990.60	$ 11.11
HypotheticalA	$ 1,000.00	$ 1,013.70	$ 11.30
Institutional Class
Actual	$ 1,000.00	$ 995.50	$ 6.17
HypotheticalA	$ 1,000.00	$ 1,018.74	$ 6.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.74%
Class B	2.37%
Class C	2.22%
Institutional Class	1.23%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Actelion Ltd. (Reg.) (Switzerland, Biotechnology)	4.0	2.4
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.7	3.0
Alcatel SA (RFD) (France, Communications Equipment)	3.5	0.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.2	3.2
UBS AG (Reg.) (Switzerland, Capital Markets)	2.8	2.1
	17.2
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	18.2	12.7
Financials	17.0	23.7
Health Care	14.0	15.5
Information Technology	13.4	7.9
Energy	9.4	4.4
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Switzerland	15.3	13.3
United Kingdom	14.9	14.0
Japan	13.0	17.2
France	12.2	4.9
Germany	6.2	4.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 94.2%	Stocks 88.7%
Short-Term Investments and Net Other Assets 5.8%	Short-Term Investments and Net Other Assets 11.3%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value (Note 1)
Australia - 2.1%
CSL Ltd.	639,539	$ 13,791,019
Bahamas (Nassau) - 0.6%
Kerzner International Ltd. (a)	82,100	4,164,112
Brazil - 3.5%
Aracruz Celulose SA sponsored ADR	490,800	16,530,144
Votorantim Celulose e Papel SA sponsored ADR	190,300	6,574,865
TOTAL BRAZIL		23,105,009
Canada - 4.4%
Canadian Natural Resources Ltd.	339,000	14,274,270
EnCana Corp.	302,900	15,022,507
TOTAL CANADA		29,296,777
China - 1.0%
Global Bio-Chem Technology Group Co. Ltd.	966,000	757,044
Li Ning Co. Ltd.	64,000	25,284
People's Food Holdings Ltd.	5,793,000	4,040,939
Weichai Power Co. Ltd. (H Shares)	720,000	1,484,641
TOTAL CHINA		6,307,908
Denmark - 1.6%
Novo Nordisk AS Series B	213,600	10,647,817
France - 12.2%
Alcatel SA (RFD) (a)(d)	1,599,100	23,362,851
Dassault Systemes SA	155,702	7,926,239
Louis Vuitton Moet Hennessy (LVMH)	71,700	4,927,216
NRJ Group	104,824	2,178,487
Pernod-Ricard	103,471	14,366,685
Societe Generale Series A	117,351	10,917,655
Technip-Coflexip SA	19,400	3,051,138
Total SA Series B	69,657	14,527,664
TOTAL FRANCE		81,257,935
Germany - 6.2%
Adidas-Salomon AG	49,975	7,004,773
Deutsche Telekom AG (Reg.) (a)	755,051	14,549,833
HeidelbergCement AG	200,432	9,895,493
Siemens AG (Reg.)	129,400	9,671,356
TOTAL GERMANY		41,121,455
Hong Kong - 3.6%
China Merchants Holdings International Co. Ltd.	1,338,000	1,976,823
Common Stocks - continued
	Shares	Value (Note 1)
Hong Kong - continued
China Resources Power Holdings Co. Ltd.	266,000	$ 152,074
Johnson Electric Holdings Ltd.	3,319,500	3,305,128
Li & Fung Ltd.	2,316,000	3,421,766
Solomon Systech Ltd.	16,868,000	4,269,173
Techtronic Industries Co. Ltd.	5,596,000	11,143,544
TOTAL HONG KONG		24,268,508
India - 3.6%
Bank of Baroda	1,397,345	4,748,230
National Thermal Power Corp.	57,200	78,227
State Bank of India	1,231,507	13,125,662
Zee Telefilms Ltd.	1,867,946	6,166,055
TOTAL INDIA		24,118,174
Italy - 2.3%
Banca Intesa Spa	1,699,300	6,980,447
ENI Spa	373,100	8,538,767
TOTAL ITALY		15,519,214
Japan - 13.0%
Aisin Seiki Co. Ltd.	132,400	2,971,134
Fast Retailing Co. Ltd.	68,400	4,355,988
Fuji Photo Film Co. Ltd.	235,300	8,048,245
Honda Motor Co. Ltd.	126,300	6,135,654
Hoya Corp.	48,600	4,996,154
JAFCO Co. Ltd.	99,000	5,098,030
Nintendo Co. Ltd.	43,600	4,927,066
SFCG Co. Ltd.	23,570	4,961,871
SKY Perfect Communications, Inc.	2,323	2,831,455
Softbank Corp. (d)	253,400	11,492,606
Sumitomo Mitsui Financial Group, Inc.	1,483	9,654,528
Toyota Motor Corp.	263,100	10,206,964
Tv Asahi Corp.	3,408	7,084,235
UFJ Holdings, Inc. (a)	818	3,802,674
TOTAL JAPAN		86,566,604
Korea (South) - 0.1%
Korea Exchange Bank (a)	105,990	705,338
Netherlands - 5.6%
ASML Holding NV (a)	507,100	7,226,175
ASML Holding NV (NY Shares) (a)	1,245,700	17,751,225
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
ING Groep NV (Certificaten Van Aandelen)	290,000	$ 7,722,700
QIAGEN NV (a)	444,600	4,730,544
TOTAL NETHERLANDS		37,430,644
Spain - 1.4%
Antena 3 Television SA (a)	32,000	2,061,853
Telefonica SA	433,700	7,203,757
TOTAL SPAIN		9,265,610
Sweden - 0.7%
Hennes & Mauritz AB (H&M) (B Shares)	165,450	4,829,240
Switzerland - 15.3%
ABB Ltd. (Reg.) (a)	1,152,419	6,680,130
Actelion Ltd. (Reg.) (a)	234,687	26,932,585
Barry Callebaut AG	18,158	3,498,358
Julius Baer Holding AG (Bearer)	23,267	6,529,105
Novartis AG (Reg.)	206,233	9,901,246
Roche Holding AG (participation certificate)	204,901	21,008,446
The Swatch Group AG (Reg.)	335,640	9,278,037
UBS AG (Reg.)	254,745	18,466,465
TOTAL SWITZERLAND		102,294,372
Taiwan - 1.1%
Hon Hai Precision Industries Co. Ltd.	1,945,000	7,153,087
United Kingdom - 14.9%
BHP Billiton PLC	495,700	5,041,959
BP PLC	762,400	7,401,633
BPB PLC	517,000	3,992,648
Capita Group PLC	691,681	4,470,980
Collins Stewart Tullett PLC	788,040	5,665,854
Enterprise Inns PLC	301,400	3,428,441
FKI PLC	1,320,282	2,899,328
HSBC Holdings PLC (United Kingdom) (Reg.)	611,800	9,914,831
Invensys PLC (a)	3,887,400	1,089,411
Man Group PLC	228,871	5,497,043
Rank Group PLC	1,280,198	6,728,310
Rio Tinto PLC (Reg.)	191,200	5,081,140
Shire Pharmaceuticals Group PLC	605,351	5,730,656
Taylor Nelson Sofres PLC	1,790,333	7,599,913
Vodafone Group PLC	9,686,843	24,982,367
TOTAL UNITED KINGDOM		99,524,514
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 1.0%
NTL, Inc. (a)	101,820	$ 6,772,048
TOTAL COMMON STOCKS (Cost $563,551,334)		628,139,385
Money Market Funds - 11.2%

Fidelity Cash Central Fund, 1.79% (b)	62,427,416	62,427,416
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	11,896,468	11,896,468
TOTAL MONEY MARKET FUNDS (Cost $74,323,884)		74,323,884
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $637,875,218)		702,463,269
NET OTHER ASSETS - (5.4)%		(35,712,720)
NET ASSETS - 100%		$ 666,750,549
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $42,234,000 of which $30,000,000 and $12,234,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $11,296,684) (cost $637,875,218) - See accompanying schedule		$ 702,463,269
Foreign currency held at value (cost $987,397)		998,718
Receivable for investments sold		24,218
Receivable for fund shares sold		723,849
Dividends receivable		819,657
Interest receivable		71,810
Other affiliated receivables		565
Other receivables		150,082
Total assets		705,252,168

Liabilities
Payable for investments purchased	$ 24,378,899
Payable for fund shares redeemed	1,209,299
Accrued management fee	394,398
Distribution fees payable	222,266
Other affiliated payables	214,890
Other payables and accrued expenses	185,399
Collateral on securities loaned, at value	11,896,468
Total liabilities		38,501,619

Net Assets		$ 666,750,549
Net Assets consist of:
Paid in capital		$ 644,923,882
Accumulated net investment loss		(29,120)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,763,143)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		64,618,930
Net Assets		$ 666,750,549

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($103,606,112 ÷ 6,729,275 shares)	$ 15.40

Maximum offering price per share (100/94.25 of $15.40)	$ 16.34
Class T: Net Asset Value and redemption price per share ($216,587,941 ÷ 14,195,806 shares)	$ 15.26

Maximum offering price per share (100/96.50 of $15.26)	$ 15.81
Class B: Net Asset Value and offering price per share ($59,984,627 ÷ 4,080,786 shares) A	$ 14.70

Class C: Net Asset Value and offering price per share ($76,411,510 ÷ 5,183,048 shares) A	$ 14.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($210,160,359 ÷ 13,432,793 shares)	$ 15.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 9,818,996
Interest		591,239
Security lending		253,357
		10,663,592
Less foreign taxes withheld		(901,570)
Total income		9,762,022

Expenses
Management fee	$ 4,837,850
Transfer agent fees	2,237,475
Distribution fees	2,509,282
Accounting and security lending fees	358,201
Non-interested trustees' compensation	3,385
Custodian fees and expenses	457,326
Registration fees	155,044
Audit	56,274
Legal	8,627
Miscellaneous	120,606
Total expenses before reductions	10,744,070
Expense reductions	(545,195)	10,198,875
Net investment income (loss)		(436,853)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	35,064,387
Foreign currency transactions	(882,431)
Total net realized gain (loss)		34,181,956
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,041,856)	(3,660,931)
Assets and liabilities in foreign currencies	62,317
Total change in net unrealized appreciation (depreciation)		(3,598,614)
Net gain (loss)		30,583,342
Net increase (decrease) in net assets resulting from operations		$ 30,146,489

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (436,853)	$ (626,466)
Net realized gain (loss)	34,181,956	27,831,112
Change in net unrealized appreciation (depreciation)	(3,598,614)	72,027,991
Net increase (decrease) in net assets resulting from operations	30,146,489	99,232,637
Distributions to shareholders from net investment income	(685,316)	-
Share transactions - net increase (decrease)	90,343,050	247,591,083
Redemption fees	23,611	-
Total increase (decrease) in net assets	119,827,834	346,823,720

Net Assets
Beginning of period	546,922,715	200,098,995
End of period (including accumulated net investment loss of $29,120 and undistributed net investment income of $354,316, respectively)	$ 666,750,549	$ 546,922,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.47	$ 10.93	$ 11.08	$ 15.26	$ 15.06
Income from Investment Operations
Net investment income (loss)C	.01	- E	- E	(.01)	(.03)
Net realized and unrealized gain (loss)	.92	3.54	(.15)	(3.73)	.88
Total from investment operations	.93	3.54	(.15)	(3.74)	.85
Distributions from net investment income	-	-	-	(.44)	-
Distributions in excess of net investment income	-	-	-	-	(.02)
Distributions from net realized gain	-	-	-	-	(.63)
Total distributions	-	-	-	(.44)	(.65)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 15.40	$ 14.47	$ 10.93	$ 11.08	$ 15.26
Total Return A, B	6.43%	32.39%	(1.35)%	(25.17)%	5.31%
Ratios to Average Net Assets D
Expenses before expense reductions	1.48%	1.59%	1.67%	1.71%	1.55%
Expenses net of voluntary waivers, if any	1.48%	1.59%	1.67%	1.70%	1.55%
Expenses net of all reductions	1.40%	1.54%	1.57%	1.57%	1.50%
Net investment income (loss)	.06%	.01%	(.02)%	(.05)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,606	$ 41,867	$ 16,879	$ 12,070	$ 15,348
Portfolio turnover rate	170%	205%	193%	270%	308%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 10.88	$ 11.05	$ 15.21	$ 15.02
Income from Investment Operations
Net investment income (loss) C	(.03)	(.03)	(.03)	(.03)	(.06)
Net realized and unrealized gain (loss)	.91	3.53	(.14)	(3.73)	.88
Total from investment operations	.88	3.50	(.17)	(3.76)	.82
Distributions from net investment income	-	-	-	(.40)	-
Distributions in excess of net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	-	-	(.62)
Total distributions	-	-	-	(.40)	(.63)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 15.26	$ 14.38	$ 10.88	$ 11.05	$ 15.21
Total Return A, B	6.12%	32.17%	(1.54)%	(25.32)%	5.13%
Ratios to Average Net Assets D
Expenses before expense reductions	1.74%	1.85%	1.86%	1.87%	1.72%
Expenses net of voluntary waivers, if any	1.74%	1.85%	1.86%	1.87%	1.72%
Expenses net of all reductions	1.66%	1.79%	1.76%	1.73%	1.67%
Net investment income (loss)	(.20)%	(.24)%	(.21)%	(.22)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 216,588	$ 149,514	$ 98,148	$ 88,818	$ 145,721
Portfolio turnover rate	170%	205%	193%	270%	308%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.94	$ 10.61	$ 10.84	$ 14.96	$ 14.82
Income from Investment Operations
Net investment income (loss) C	(.12)	(.09)	(.09)	(.10)	(.16)
Net realized and unrealized gain (loss)	.88	3.42	(.14)	(3.67)	.89
Total from investment operations	.76	3.33	(.23)	(3.77)	.73
Distributions from net investment income	-	-	-	(.35)	-
Distributions in excess of net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	-	-	(.58)
Total distributions	-	-	-	(.35)	(.59)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 14.70	$ 13.94	$ 10.61	$ 10.84	$ 14.96
Total Return A, B	5.45%	31.39%	(2.12)%	(25.75)%	4.60%
Ratios to Average Net Assets D
Expenses before expense reductions	2.35%	2.42%	2.44%	2.47%	2.30%
Expenses net of voluntary waivers, if any	2.35%	2.42%	2.44%	2.45%	2.30%
Expenses net of all reductions	2.27%	2.37%	2.34%	2.32%	2.26%
Net investment income (loss)	(.80)%	(.82)%	(.79)%	(.80)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,985	$ 50,358	$ 36,981	$ 36,593	$ 49,140
Portfolio turnover rate	170%	205%	193%	270%	308%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 10.62	$ 10.83	$ 14.96	$ 14.83
Income from Investment Operations
Net investment income (loss) C	(.10)	(.08)	(.08)	(.09)	(.15)
Net realized and unrealized gain (loss)	.88	3.42	(.13)	(3.67)	.88
Total from investment operations	.78	3.34	(.21)	(3.76)	.73
Distributions from net investment income	-	-	-	(.37)	-
Distributions in excess of net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	-	-	(.59)
Total distributions	-	-	-	(.37)	(.60)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 14.74	$ 13.96	$ 10.62	$ 10.83	$ 14.96
Total Return A, B	5.59%	31.45%	(1.94)%	(25.71)%	4.59%
Ratios to Average Net Assets D
Expenses before expense reductions	2.21%	2.33%	2.34%	2.38%	2.25%
Expenses net of voluntary waivers, if any	2.21%	2.33%	2.34%	2.38%	2.25%
Expenses net of all reductions	2.12%	2.28%	2.24%	2.24%	2.21%
Net investment income (loss)	(.66)%	(.73)%	(.69)%	(.73)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,412	$ 58,560	$ 37,514	$ 33,118	$ 44,041
Portfolio turnover rate	170%	205%	193%	270%	308%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.70	$ 11.08	$ 11.17	$ 15.35	$ 15.09
Income from Investment Operations
Net investment income (loss) B	.05	.04	.06	.06	.04
Net realized and unrealized gain (loss)	.94	3.58	(.15)	(3.75)	.88
Total from investment operations	.99	3.62	(.09)	(3.69)	.92
Distributions from net investment income	(.04)	-	-	(.49)	-
Distributions in excess of net investment income	-	-	-	-	(.03)
Distributions from net realized gain	-	-	-	-	(.63)
Total distributions	(.04)	-	-	(.49)	(.66)
Redemption fees added to paid in capital B	- D	-	-	-	-
Net asset value, end of period	$ 15.65	$ 14.70	$ 11.08	$ 11.17	$ 15.35
Total Return A	6.75%	32.67%	(.81)%	(24.75)%	5.78%
Ratios to Average Net Assets C
Expenses before expense reductions	1.21%	1.28%	1.15%	1.19%	1.15%
Expenses net of voluntary waivers, if any	1.21%	1.28%	1.15%	1.19%	1.15%
Expenses net of all reductions	1.13%	1.22%	1.06%	1.05%	1.10%
Net investment income (loss)	.34%	.33%	.50%	.46%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 210,160	$ 246,623	$ 10,577	$ 6,432	$ 9,551
Portfolio turnover rate	170%	205%	193%	270%	308%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 74,853,578
Unrealized depreciation	(10,792,866)
Net unrealized appreciation (depreciation)	64,060,712
Capital loss carryforward	(42,234,044)
Cost for federal income tax purposes	$ 638,402,557

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 685,316	$ -

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less 30 days will be subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,135,542,230 and $1,040,204,043, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 203,776	$ -
Class T	.25%	.25%	974,992	28,679
Class B	.75%	.25%	582,675	437,007
Class C	.75%	.25%	747,839	245,143
			$ 2,509,282	$ 710,829

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 120,145
Class T	35,212
Class B*	104,876
Class C*	11,107
$ 271,340

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 274,712.34
Class T	674,801.35
Class B	263,308.45
Class C	230,947.31
Institutional Class	793,707.31
	$ 2,237,475

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $585,097 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $307 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $538,559 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6,636.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Institutional Class	$ 685,316	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	5,249,748	4,243,415	$ 80,046,295	$ 49,989,621
Shares redeemed	(1,414,042)	(2,893,829)	(21,259,668)	(32,761,195)
Net increase (decrease)	3,835,706	1,349,586	$ 58,786,627	$ 17,228,426
Class T
Shares sold	8,003,545	5,031,240	$ 120,756,817	$ 60,317,196
Shares redeemed	(4,207,826)	(3,649,898)	(62,846,915)	(42,360,440)
Net increase (decrease)	3,795,719	1,381,342	$ 57,909,902	$ 17,956,756
Class B
Shares sold	1,312,192	941,457	$ 19,341,976	$ 11,384,820
Shares redeemed	(845,208)	(812,547)	(12,224,749)	(9,256,128)
Net increase (decrease)	466,984	128,910	$ 7,117,227	$ 2,128,692
Class C
Shares sold	2,272,253	1,929,759	$ 33,251,399	$ 23,497,018
Shares redeemed	(1,285,361)	(1,266,712)	(18,413,064)	(15,061,286)
Net increase (decrease)	986,892	663,047	$ 14,838,335	$ 8,435,732
Institutional Class
Shares sold	5,209,049	18,971,810	$ 80,240,442	$ 242,761,451
Reinvestment of distributions	44,895	-	666,234	-
Shares redeemed	(8,593,689)	(3,154,144)	(129,215,717)	(40,919,974)
Net increase (decrease)	(3,339,745)	15,817,666	$ (48,309,041)	$ 201,841,477

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor International Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor International Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments,
Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive
Officer of Boston's Baring Asset Management Inc. (1994-1997).

Kevin R. McCarey (44)

Year of Election or Appointment: 1997

Vice President of Advisor International Capital Appreciation.
Mr. McCarey serves as Vice President of another fund advised by FMR. Mr. McCarey also serves as Vice President of FMR (2001)
and FMR Co., Inc. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor International Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984)
and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor International Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor International Capital Appreciation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor International Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor International Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor International Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1997

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	296,854,183.04	71.484
Against	30,873,286.51	7.434
Abstain	26,822,454.99	6.459
Broker Non-Votes	60,724,939.10	14.623
TOTAL	415,274,863.64	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAP-UANN-1204
1.784754.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

International
Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers	31
Distributions	43
Proxy Voting Results	44

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	6.75%	2.26%	7.76%

A From November 3, 1997.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Institutional Class on November 3, 1997, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital InternationalSM All Country World ex USA Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin McCarey, Portfolio Manager of Fidelity® Advisor International Capital Appreciation Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, the fund's Institutional Class shares gained 6.75%. By comparison, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex USA Index returned 19.40%, and the LipperSM International Funds Average returned 16.12%. There were several reasons for the relative underperformance. One was weak stock selection in emerging markets, particularly India. India's stock market plummeted in May, as investors feared whether a new incoming government would reverse India's recent economic reforms. Among the detractors were Indian banks, such as fund holdings State Bank India and Bank of India, which were hurt by a subsequent rise in the country's interest rates. Also hurting performance were some of the fund's technology holdings, including those in emerging markets, which fell on a downturn in demand. On the positive side, Sweden-based wireless telecommunications equipment maker Ericsson was a particularly strong holding, benefiting from stronger-than-expected earnings. Also adding to performance was French telecommunications equipment maker Alcatel, the third-largest holding in the fund at period end, which benefited from improved financial performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 994.20	$ 7.52
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.64
Class T
Actual	$ 1,000.00	$ 992.80	$ 8.72
HypotheticalA	$ 1,000.00	$ 1,016.14	$ 8.86
Class B
Actual	$ 1,000.00	$ 989.90	$ 11.85
HypotheticalA	$ 1,000.00	$ 1,012.94	$ 12.06
Class C
Actual	$ 1,000.00	$ 990.60	$ 11.11
HypotheticalA	$ 1,000.00	$ 1,013.70	$ 11.30
Institutional Class
Actual	$ 1,000.00	$ 995.50	$ 6.17
HypotheticalA	$ 1,000.00	$ 1,018.74	$ 6.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.74%
Class B	2.37%
Class C	2.22%
Institutional Class	1.23%

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Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Actelion Ltd. (Reg.) (Switzerland, Biotechnology)	4.0	2.4
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.7	3.0
Alcatel SA (RFD) (France, Communications Equipment)	3.5	0.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.2	3.2
UBS AG (Reg.) (Switzerland, Capital Markets)	2.8	2.1
	17.2
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	18.2	12.7
Financials	17.0	23.7
Health Care	14.0	15.5
Information Technology	13.4	7.9
Energy	9.4	4.4
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Switzerland	15.3	13.3
United Kingdom	14.9	14.0
Japan	13.0	17.2
France	12.2	4.9
Germany	6.2	4.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 94.2%	Stocks 88.7%
Short-Term Investments and Net Other Assets 5.8%	Short-Term Investments and Net Other Assets 11.3%

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Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value (Note 1)
Australia - 2.1%
CSL Ltd.	639,539	$ 13,791,019
Bahamas (Nassau) - 0.6%
Kerzner International Ltd. (a)	82,100	4,164,112
Brazil - 3.5%
Aracruz Celulose SA sponsored ADR	490,800	16,530,144
Votorantim Celulose e Papel SA sponsored ADR	190,300	6,574,865
TOTAL BRAZIL		23,105,009
Canada - 4.4%
Canadian Natural Resources Ltd.	339,000	14,274,270
EnCana Corp.	302,900	15,022,507
TOTAL CANADA		29,296,777
China - 1.0%
Global Bio-Chem Technology Group Co. Ltd.	966,000	757,044
Li Ning Co. Ltd.	64,000	25,284
People's Food Holdings Ltd.	5,793,000	4,040,939
Weichai Power Co. Ltd. (H Shares)	720,000	1,484,641
TOTAL CHINA		6,307,908
Denmark - 1.6%
Novo Nordisk AS Series B	213,600	10,647,817
France - 12.2%
Alcatel SA (RFD) (a)(d)	1,599,100	23,362,851
Dassault Systemes SA	155,702	7,926,239
Louis Vuitton Moet Hennessy (LVMH)	71,700	4,927,216
NRJ Group	104,824	2,178,487
Pernod-Ricard	103,471	14,366,685
Societe Generale Series A	117,351	10,917,655
Technip-Coflexip SA	19,400	3,051,138
Total SA Series B	69,657	14,527,664
TOTAL FRANCE		81,257,935
Germany - 6.2%
Adidas-Salomon AG	49,975	7,004,773
Deutsche Telekom AG (Reg.) (a)	755,051	14,549,833
HeidelbergCement AG	200,432	9,895,493
Siemens AG (Reg.)	129,400	9,671,356
TOTAL GERMANY		41,121,455
Hong Kong - 3.6%
China Merchants Holdings International Co. Ltd.	1,338,000	1,976,823
Common Stocks - continued
	Shares	Value (Note 1)
Hong Kong - continued
China Resources Power Holdings Co. Ltd.	266,000	$ 152,074
Johnson Electric Holdings Ltd.	3,319,500	3,305,128
Li & Fung Ltd.	2,316,000	3,421,766
Solomon Systech Ltd.	16,868,000	4,269,173
Techtronic Industries Co. Ltd.	5,596,000	11,143,544
TOTAL HONG KONG		24,268,508
India - 3.6%
Bank of Baroda	1,397,345	4,748,230
National Thermal Power Corp.	57,200	78,227
State Bank of India	1,231,507	13,125,662
Zee Telefilms Ltd.	1,867,946	6,166,055
TOTAL INDIA		24,118,174
Italy - 2.3%
Banca Intesa Spa	1,699,300	6,980,447
ENI Spa	373,100	8,538,767
TOTAL ITALY		15,519,214
Japan - 13.0%
Aisin Seiki Co. Ltd.	132,400	2,971,134
Fast Retailing Co. Ltd.	68,400	4,355,988
Fuji Photo Film Co. Ltd.	235,300	8,048,245
Honda Motor Co. Ltd.	126,300	6,135,654
Hoya Corp.	48,600	4,996,154
JAFCO Co. Ltd.	99,000	5,098,030
Nintendo Co. Ltd.	43,600	4,927,066
SFCG Co. Ltd.	23,570	4,961,871
SKY Perfect Communications, Inc.	2,323	2,831,455
Softbank Corp. (d)	253,400	11,492,606
Sumitomo Mitsui Financial Group, Inc.	1,483	9,654,528
Toyota Motor Corp.	263,100	10,206,964
Tv Asahi Corp.	3,408	7,084,235
UFJ Holdings, Inc. (a)	818	3,802,674
TOTAL JAPAN		86,566,604
Korea (South) - 0.1%
Korea Exchange Bank (a)	105,990	705,338
Netherlands - 5.6%
ASML Holding NV (a)	507,100	7,226,175
ASML Holding NV (NY Shares) (a)	1,245,700	17,751,225
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
ING Groep NV (Certificaten Van Aandelen)	290,000	$ 7,722,700
QIAGEN NV (a)	444,600	4,730,544
TOTAL NETHERLANDS		37,430,644
Spain - 1.4%
Antena 3 Television SA (a)	32,000	2,061,853
Telefonica SA	433,700	7,203,757
TOTAL SPAIN		9,265,610
Sweden - 0.7%
Hennes & Mauritz AB (H&M) (B Shares)	165,450	4,829,240
Switzerland - 15.3%
ABB Ltd. (Reg.) (a)	1,152,419	6,680,130
Actelion Ltd. (Reg.) (a)	234,687	26,932,585
Barry Callebaut AG	18,158	3,498,358
Julius Baer Holding AG (Bearer)	23,267	6,529,105
Novartis AG (Reg.)	206,233	9,901,246
Roche Holding AG (participation certificate)	204,901	21,008,446
The Swatch Group AG (Reg.)	335,640	9,278,037
UBS AG (Reg.)	254,745	18,466,465
TOTAL SWITZERLAND		102,294,372
Taiwan - 1.1%
Hon Hai Precision Industries Co. Ltd.	1,945,000	7,153,087
United Kingdom - 14.9%
BHP Billiton PLC	495,700	5,041,959
BP PLC	762,400	7,401,633
BPB PLC	517,000	3,992,648
Capita Group PLC	691,681	4,470,980
Collins Stewart Tullett PLC	788,040	5,665,854
Enterprise Inns PLC	301,400	3,428,441
FKI PLC	1,320,282	2,899,328
HSBC Holdings PLC (United Kingdom) (Reg.)	611,800	9,914,831
Invensys PLC (a)	3,887,400	1,089,411
Man Group PLC	228,871	5,497,043
Rank Group PLC	1,280,198	6,728,310
Rio Tinto PLC (Reg.)	191,200	5,081,140
Shire Pharmaceuticals Group PLC	605,351	5,730,656
Taylor Nelson Sofres PLC	1,790,333	7,599,913
Vodafone Group PLC	9,686,843	24,982,367
TOTAL UNITED KINGDOM		99,524,514
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 1.0%
NTL, Inc. (a)	101,820	$ 6,772,048
TOTAL COMMON STOCKS (Cost $563,551,334)		628,139,385
Money Market Funds - 11.2%

Fidelity Cash Central Fund, 1.79% (b)	62,427,416	62,427,416
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	11,896,468	11,896,468
TOTAL MONEY MARKET FUNDS (Cost $74,323,884)		74,323,884
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $637,875,218)		702,463,269
NET OTHER ASSETS - (5.4)%		(35,712,720)
NET ASSETS - 100%		$ 666,750,549
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $42,234,000 of which $30,000,000 and $12,234,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $11,296,684) (cost $637,875,218) - See accompanying schedule		$ 702,463,269
Foreign currency held at value (cost $987,397)		998,718
Receivable for investments sold		24,218
Receivable for fund shares sold		723,849
Dividends receivable		819,657
Interest receivable		71,810
Other affiliated receivables		565
Other receivables		150,082
Total assets		705,252,168

Liabilities
Payable for investments purchased	$ 24,378,899
Payable for fund shares redeemed	1,209,299
Accrued management fee	394,398
Distribution fees payable	222,266
Other affiliated payables	214,890
Other payables and accrued expenses	185,399
Collateral on securities loaned, at value	11,896,468
Total liabilities		38,501,619

Net Assets		$ 666,750,549
Net Assets consist of:
Paid in capital		$ 644,923,882
Accumulated net investment loss		(29,120)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,763,143)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		64,618,930
Net Assets		$ 666,750,549

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($103,606,112 ÷ 6,729,275 shares)	$ 15.40

Maximum offering price per share (100/94.25 of $15.40)	$ 16.34
Class T: Net Asset Value and redemption price per share ($216,587,941 ÷ 14,195,806 shares)	$ 15.26

Maximum offering price per share (100/96.50 of $15.26)	$ 15.81
Class B: Net Asset Value and offering price per share ($59,984,627 ÷ 4,080,786 shares) A	$ 14.70

Class C: Net Asset Value and offering price per share ($76,411,510 ÷ 5,183,048 shares) A	$ 14.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($210,160,359 ÷ 13,432,793 shares)	$ 15.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

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Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 9,818,996
Interest		591,239
Security lending		253,357
		10,663,592
Less foreign taxes withheld		(901,570)
Total income		9,762,022

Expenses
Management fee	$ 4,837,850
Transfer agent fees	2,237,475
Distribution fees	2,509,282
Accounting and security lending fees	358,201
Non-interested trustees' compensation	3,385
Custodian fees and expenses	457,326
Registration fees	155,044
Audit	56,274
Legal	8,627
Miscellaneous	120,606
Total expenses before reductions	10,744,070
Expense reductions	(545,195)	10,198,875
Net investment income (loss)		(436,853)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	35,064,387
Foreign currency transactions	(882,431)
Total net realized gain (loss)		34,181,956
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,041,856)	(3,660,931)
Assets and liabilities in foreign currencies	62,317
Total change in net unrealized appreciation (depreciation)		(3,598,614)
Net gain (loss)		30,583,342
Net increase (decrease) in net assets resulting from operations		$ 30,146,489

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (436,853)	$ (626,466)
Net realized gain (loss)	34,181,956	27,831,112
Change in net unrealized appreciation (depreciation)	(3,598,614)	72,027,991
Net increase (decrease) in net assets resulting from operations	30,146,489	99,232,637
Distributions to shareholders from net investment income	(685,316)	-
Share transactions - net increase (decrease)	90,343,050	247,591,083
Redemption fees	23,611	-
Total increase (decrease) in net assets	119,827,834	346,823,720

Net Assets
Beginning of period	546,922,715	200,098,995
End of period (including accumulated net investment loss of $29,120 and undistributed net investment income of $354,316, respectively)	$ 666,750,549	$ 546,922,715

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.47	$ 10.93	$ 11.08	$ 15.26	$ 15.06
Income from Investment Operations
Net investment income (loss)C	.01	- E	- E	(.01)	(.03)
Net realized and unrealized gain (loss)	.92	3.54	(.15)	(3.73)	.88
Total from investment operations	.93	3.54	(.15)	(3.74)	.85
Distributions from net investment income	-	-	-	(.44)	-
Distributions in excess of net investment income	-	-	-	-	(.02)
Distributions from net realized gain	-	-	-	-	(.63)
Total distributions	-	-	-	(.44)	(.65)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 15.40	$ 14.47	$ 10.93	$ 11.08	$ 15.26
Total Return A, B	6.43%	32.39%	(1.35)%	(25.17)%	5.31%
Ratios to Average Net Assets D
Expenses before expense reductions	1.48%	1.59%	1.67%	1.71%	1.55%
Expenses net of voluntary waivers, if any	1.48%	1.59%	1.67%	1.70%	1.55%
Expenses net of all reductions	1.40%	1.54%	1.57%	1.57%	1.50%
Net investment income (loss)	.06%	.01%	(.02)%	(.05)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,606	$ 41,867	$ 16,879	$ 12,070	$ 15,348
Portfolio turnover rate	170%	205%	193%	270%	308%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 10.88	$ 11.05	$ 15.21	$ 15.02
Income from Investment Operations
Net investment income (loss) C	(.03)	(.03)	(.03)	(.03)	(.06)
Net realized and unrealized gain (loss)	.91	3.53	(.14)	(3.73)	.88
Total from investment operations	.88	3.50	(.17)	(3.76)	.82
Distributions from net investment income	-	-	-	(.40)	-
Distributions in excess of net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	-	-	(.62)
Total distributions	-	-	-	(.40)	(.63)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 15.26	$ 14.38	$ 10.88	$ 11.05	$ 15.21
Total Return A, B	6.12%	32.17%	(1.54)%	(25.32)%	5.13%
Ratios to Average Net Assets D
Expenses before expense reductions	1.74%	1.85%	1.86%	1.87%	1.72%
Expenses net of voluntary waivers, if any	1.74%	1.85%	1.86%	1.87%	1.72%
Expenses net of all reductions	1.66%	1.79%	1.76%	1.73%	1.67%
Net investment income (loss)	(.20)%	(.24)%	(.21)%	(.22)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 216,588	$ 149,514	$ 98,148	$ 88,818	$ 145,721
Portfolio turnover rate	170%	205%	193%	270%	308%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.94	$ 10.61	$ 10.84	$ 14.96	$ 14.82
Income from Investment Operations
Net investment income (loss) C	(.12)	(.09)	(.09)	(.10)	(.16)
Net realized and unrealized gain (loss)	.88	3.42	(.14)	(3.67)	.89
Total from investment operations	.76	3.33	(.23)	(3.77)	.73
Distributions from net investment income	-	-	-	(.35)	-
Distributions in excess of net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	-	-	(.58)
Total distributions	-	-	-	(.35)	(.59)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 14.70	$ 13.94	$ 10.61	$ 10.84	$ 14.96
Total Return A, B	5.45%	31.39%	(2.12)%	(25.75)%	4.60%
Ratios to Average Net Assets D
Expenses before expense reductions	2.35%	2.42%	2.44%	2.47%	2.30%
Expenses net of voluntary waivers, if any	2.35%	2.42%	2.44%	2.45%	2.30%
Expenses net of all reductions	2.27%	2.37%	2.34%	2.32%	2.26%
Net investment income (loss)	(.80)%	(.82)%	(.79)%	(.80)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,985	$ 50,358	$ 36,981	$ 36,593	$ 49,140
Portfolio turnover rate	170%	205%	193%	270%	308%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 10.62	$ 10.83	$ 14.96	$ 14.83
Income from Investment Operations
Net investment income (loss) C	(.10)	(.08)	(.08)	(.09)	(.15)
Net realized and unrealized gain (loss)	.88	3.42	(.13)	(3.67)	.88
Total from investment operations	.78	3.34	(.21)	(3.76)	.73
Distributions from net investment income	-	-	-	(.37)	-
Distributions in excess of net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	-	-	(.59)
Total distributions	-	-	-	(.37)	(.60)
Redemption fees added to paid in capital C	- E	-	-	-	-
Net asset value, end of period	$ 14.74	$ 13.96	$ 10.62	$ 10.83	$ 14.96
Total Return A, B	5.59%	31.45%	(1.94)%	(25.71)%	4.59%
Ratios to Average Net Assets D
Expenses before expense reductions	2.21%	2.33%	2.34%	2.38%	2.25%
Expenses net of voluntary waivers, if any	2.21%	2.33%	2.34%	2.38%	2.25%
Expenses net of all reductions	2.12%	2.28%	2.24%	2.24%	2.21%
Net investment income (loss)	(.66)%	(.73)%	(.69)%	(.73)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,412	$ 58,560	$ 37,514	$ 33,118	$ 44,041
Portfolio turnover rate	170%	205%	193%	270%	308%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.70	$ 11.08	$ 11.17	$ 15.35	$ 15.09
Income from Investment Operations
Net investment income (loss) B	.05	.04	.06	.06	.04
Net realized and unrealized gain (loss)	.94	3.58	(.15)	(3.75)	.88
Total from investment operations	.99	3.62	(.09)	(3.69)	.92
Distributions from net investment income	(.04)	-	-	(.49)	-
Distributions in excess of net investment income	-	-	-	-	(.03)
Distributions from net realized gain	-	-	-	-	(.63)
Total distributions	(.04)	-	-	(.49)	(.66)
Redemption fees added to paid in capital B	- D	-	-	-	-
Net asset value, end of period	$ 15.65	$ 14.70	$ 11.08	$ 11.17	$ 15.35
Total Return A	6.75%	32.67%	(.81)%	(24.75)%	5.78%
Ratios to Average Net Assets C
Expenses before expense reductions	1.21%	1.28%	1.15%	1.19%	1.15%
Expenses net of voluntary waivers, if any	1.21%	1.28%	1.15%	1.19%	1.15%
Expenses net of all reductions	1.13%	1.22%	1.06%	1.05%	1.10%
Net investment income (loss)	.34%	.33%	.50%	.46%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 210,160	$ 246,623	$ 10,577	$ 6,432	$ 9,551
Portfolio turnover rate	170%	205%	193%	270%	308%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 74,853,578
Unrealized depreciation	(10,792,866)
Net unrealized appreciation (depreciation)	64,060,712
Capital loss carryforward	(42,234,044)
Cost for federal income tax purposes	$ 638,402,557

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 685,316	$ -

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less 30 days will be subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,135,542,230 and $1,040,204,043, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 203,776	$ -
Class T	.25%	.25%	974,992	28,679
Class B	.75%	.25%	582,675	437,007
Class C	.75%	.25%	747,839	245,143
			$ 2,509,282	$ 710,829

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 120,145
Class T	35,212
Class B*	104,876
Class C*	11,107
$ 271,340

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 274,712.34
Class T	674,801.35
Class B	263,308.45
Class C	230,947.31
Institutional Class	793,707.31
	$ 2,237,475

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $585,097 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $307 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $538,559 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6,636.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Institutional Class	$ 685,316	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	5,249,748	4,243,415	$ 80,046,295	$ 49,989,621
Shares redeemed	(1,414,042)	(2,893,829)	(21,259,668)	(32,761,195)
Net increase (decrease)	3,835,706	1,349,586	$ 58,786,627	$ 17,228,426
Class T
Shares sold	8,003,545	5,031,240	$ 120,756,817	$ 60,317,196
Shares redeemed	(4,207,826)	(3,649,898)	(62,846,915)	(42,360,440)
Net increase (decrease)	3,795,719	1,381,342	$ 57,909,902	$ 17,956,756
Class B
Shares sold	1,312,192	941,457	$ 19,341,976	$ 11,384,820
Shares redeemed	(845,208)	(812,547)	(12,224,749)	(9,256,128)
Net increase (decrease)	466,984	128,910	$ 7,117,227	$ 2,128,692
Class C
Shares sold	2,272,253	1,929,759	$ 33,251,399	$ 23,497,018
Shares redeemed	(1,285,361)	(1,266,712)	(18,413,064)	(15,061,286)
Net increase (decrease)	986,892	663,047	$ 14,838,335	$ 8,435,732
Institutional Class
Shares sold	5,209,049	18,971,810	$ 80,240,442	$ 242,761,451
Reinvestment of distributions	44,895	-	666,234	-
Shares redeemed	(8,593,689)	(3,154,144)	(129,215,717)	(40,919,974)
Net increase (decrease)	(3,339,745)	15,817,666	$ (48,309,041)	$ 201,841,477

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor International Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor International Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments,
Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive
Officer of Boston's Baring Asset Management Inc. (1994-1997).

Kevin R. McCarey (44)

Year of Election or Appointment: 1997

Vice President of Advisor International Capital Appreciation.
Mr. McCarey serves as Vice President of another fund advised by FMR. Mr. McCarey also serves as Vice President of FMR (2001)
and FMR Co., Inc. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor International Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984)
and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor International Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor International Capital Appreciation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor International Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor International Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor International Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1997

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Institutional Class designates 100% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/03	$.031	$.019

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	296,854,183.04	71.484
Against	30,873,286.51	7.434
Abstain	26,822,454.99	6.459
Broker Non-Votes	60,724,939.10	14.623
TOTAL	415,274,863.64	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.
Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAPI-UANN-1204
1.784755.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Markets

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers	32
Proxy Voting Results	44

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average annual total returns take Fidelity ® Advisor Emerging Markets Fund - Class T's cumulative total return and show you what would have happened if Fidelity Advisor Emerging Markets Fund - Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Markets Fund - Class T on March 29, 2004, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bob von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund

In U.S. dollar terms, emerging-markets equities trumped domestic stock performance during the year ending October 31, 2004. In that time, the Morgan Stanley Capital InternationalSM Emerging Markets Index - a performance benchmark of more than
30 emerging-markets countries - climbed 19.40%. Despite their solid gains, emerging markets confronted extreme ups and downs during the period. As 2003 came to an end, investors drove up the prices of emerging-markets stocks on optimism about the world economy. However, soon after 2004 got underway, central banks and governments around the world signaled their intent to restrain economic growth. As a result, emerging-markets stock prices fell. By mid-year, though, many observers felt the world economy was not accelerating as quickly as first thought, and emerging markets rebounded as fears of interest rate hikes receded. Investors favored Latin American countries in which many exporters of oil and materials received support from high commodity prices. In contrast, technology-focused Asian emerging markets posted much smaller gains amid a deceleration in capital spending.

Since its inception on March 29, 2004, through October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned -1.30%, -1.40%, -1.70% and -1.70%, respectively. The fund's benchmark, the Morgan Stanley Capital International Emerging Markets Index, returned 2.24%. Unfavorable security selection in South Korea and an overweighted position there were significant detractors from performance. The country remained in a prolonged recession, so we focused largely on exporters. In that group, an overweighted position in Korea's largest company, Samsung Electronics, detracted. The market became concerned the company's exceptional earnings growth in 2004 could not be topped in 2005. In Brazil, security selection and an overweighted position made the country a top contributor to performance. Top-performing holdings included two steel producers, Gerdau and Usiminas. With favorable valuations and positive earnings outlooks, our analysis concluded that these companies could rely on a domestic recovery in Brazil to generate revenue growth should China's demand for steel waver.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,062.40	$ 10.37
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class T
Actual	$ 1,000.00	$ 1,062.50	$ 11.66
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
Class B
Actual	$ 1,000.00	$ 1,059.30	$ 14.24
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Class C
Actual	$ 1,000.00	$ 1,059.30	$ 14.24
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Institutional Class
Actual	$ 1,000.00	$ 1,064.60	$ 9.08
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	2.00%
Class T	2.25%
Class B	2.75%
Class C	2.75%
Institutional Class	1.75%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	6.7	8.6
Anglo American PLC (South Africa) (United Kingdom, Metals & Mining)	2.8	3.4
Lukoil Oil Co. sponsored ADR (Russia, Oil & Gas)	2.5	1.5
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	2.2	2.6
Petroleo Brasileiro SA Petrobras (Brazil, Oil & Gas)	2.1	1.7
	16.3
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	15.7	15.7
Financials	15.7	16.8
Telecommunication Services	14.5	13.7
Information Technology	13.7	19.4
Energy	12.5	9.1
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	18.6	22.8
Brazil	10.5	8.3
South Africa	9.4	3.0
Russia	8.1	7.4
Taiwan	7.7	10.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 95.3%	Stocks 90.4%
Short-Term Investments and Net Other Assets 4.7%	Short-Term Investments and Net Other Assets 9.6%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (Note 1)
Argentina - 0.2%
Inversiones y Representaciones SA sponsored GDR (a)	700	$ 6,657
Austria - 0.7%
Bank Austria Creditanstalt AG	439	32,589
Bermuda - 1.1%
Central European Media Enterprises Ltd. Class A (a)	1,000	35,390
Skyworth Digital Holdings Ltd.	34,000	11,685
TOTAL BERMUDA		47,075
Brazil - 10.5%
Banco Bradesco SA (PN)	700	42,280
Banco Itau Holding Financeira SA (PN)	397	47,972
Caemi Mineracao E Metalurgia SA (PN) (a)	47,200	28,228
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	2,001,900	29,679
Companhia Vale do Rio Doce sponsored:
ADR	100	2,116
ADR (non-vtg.)	4,400	80,080
Gerdau SA sponsored ADR	1,500	22,140
Natura Cosmeticos SA	1,400	28,399
Petroleo Brasileiro SA Petrobras:
(PN)	600	19,600
sponsored:
ADR	800	28,408
ADR (non-vtg.)	2,300	74,980
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	1,700	25,715
Votorantim Celulose e Papel SA sponsored ADR	1,000	34,550
TOTAL BRAZIL		464,147
Canada - 0.5%
PetroKazakhstan, Inc. Class A	600	22,170
China - 0.5%
China Telecom Corp. Ltd. (H Shares)	66,000	21,146
Czech Republic - 1.4%
Ceske Energeticke Zavody AS	3,900	43,413
Philip Morris CR AS	30	17,667
TOTAL CZECH REPUBLIC		61,080
Egypt - 2.2%
Orascom Construction Industries SAE unit	1,120	26,466
Orascom Telecom SAE unit (a)	4,200	71,820
TOTAL EGYPT		98,286
Common Stocks - continued
	Shares	Value (Note 1)
Hong Kong - 1.4%
China Overseas Land & Investment Ltd.	137,600	$ 30,053
Henderson Land Development Co. Ltd.	2,000	9,276
Sun Hung Kai Properties Ltd.	1,000	9,250
Television Broadcasts Ltd.	3,000	12,835
TOTAL HONG KONG		61,414
Hungary - 1.8%
BorsodChem Rt	2,000	19,996
MOL Magyar Olay-es Gazipari RT Series A (For. Reg.)	600	33,681
OTP Bank Rt.	1,100	27,896
TOTAL HUNGARY		81,573
India - 3.0%
Bank of India	13,500	15,157
ICICI Bank Ltd.	2,767	18,252
Larsen & Toubro Ltd.	767	14,047
Oil & Natural Gas Corp. Ltd.	1,296	22,570
State Bank of India	1,749	18,296
Wipro Ltd.	3,104	45,018
TOTAL INDIA		133,340
Indonesia - 3.2%
PT Astra International Tbk	14,500	12,525
PT Bank Central Asia Tbk	60,000	15,846
PT Bumi Resources Tbk	231,500	18,469
PT Hanjaya Mandala Sampoerna Tbk	21,000	13,865
PT Indosat Tbk	67,300	34,992
PT Telkomunikasi Indonesia Tbk:
Series B	84,400	40,400
sponsored ADR	300	5,721
TOTAL INDONESIA		141,818
Israel - 3.2%
Bank Hapoalim BM (Reg.)	9,128	24,785
M-Systems Flash Disk Pioneers Ltd. (a)	2,600	36,556
Nice Systems Ltd. sponsored ADR (a)	800	16,928
RADWARE Ltd. (a)	900	22,230
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,600	41,600
TOTAL ISRAEL		142,099
Korea (South) - 18.6%
AmorePacific Corp.	70	13,694
Asiana Airlines, Inc. (a)	3,000	7,477
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
CJ Home Shopping	400	$ 16,436
Daegu Bank Co. Ltd.	2,050	12,269
Daelim Industrial Co.	930	39,875
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	2,690	39,647
Hyundai Department Store Co. Ltd.	600	17,418
Hyundai Motor Co.	1,280	62,085
Hyundai Securities Co. Ltd. (a)	4,140	14,423
Industrial Bank of Korea	2,090	13,218
Interflex Co. Ltd.	865	13,560
Kia Motors Corp.	2,720	25,511
LG Electronics, Inc.	1,490	84,116
LG Petrochemical Co. Ltd.	850	20,652
NCsoft Corp. (a)	150	14,337
POSCO	230	34,413
S-Oil Corp.	620	31,291
Samsung Electronics Co. Ltd.	756	296,793
Samsung SDI Co. Ltd.	130	11,728
Shinhan Financial Group Co. Ltd.	1,330	26,196
Shinsegae Co. Ltd.	100	28,138
TOTAL KOREA (SOUTH)		823,277
Luxembourg - 0.7%
Millicom International Cellular SA (a)	500	9,935
Tenaris SA sponsored ADR	500	22,385
TOTAL LUXEMBOURG		32,320
Malaysia - 2.4%
AirAsia BHD (a)	19,600	6,447
IOI Corp. BHD	7,100	17,750
Malakoff BHD	4,500	7,875
Malayan Banking BHD	8,700	25,184
Maxis Communications BHD	5,000	11,316
Public Bank BHD (For. Reg.)	9,200	16,826
Telekom Malaysia BHD	6,600	19,974
TOTAL MALAYSIA		105,372
Mexico - 6.9%
America Movil SA de CV sponsored ADR	2,200	96,800
Cemex SA de CV sponsored ADR	1,800	52,164
Consorcio ARA SA de CV (a)	6,500	17,378
Fomento Economico Mexicano SA de CV sponsored ADR	300	13,230
Grupo Mexico SA de CV Series B (a)	3,591	14,832
Grupo Televisa SA de CV sponsored ADR	700	38,500
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Industrias Penoles SA de CV	2,700	$ 12,334
Urbi, Desarrollos Urbanos, SA de CV	3,900	14,530
Wal-Mart de Mexico SA de CV Series V	14,300	46,783
TOTAL MEXICO		306,551
Netherlands - 0.3%
Efes Breweries International NV unit (a)(b)	500	13,875
Philippines - 1.5%
Globe Telecom, Inc.	500	9,106
Philippine Long Distance Telephone Co. (a)	2,200	54,922
TOTAL PHILIPPINES		64,028
Poland - 0.8%
Agora SA (a)	1,214	16,916
KGHM Polska Miedz SA (Bearer) (a)	1,928	19,011
TOTAL POLAND		35,927
Russia - 8.1%
JSC MMC 'Norilsk Nickel' sponsored ADR	515	31,982
Lukoil Oil Co. sponsored ADR	900	112,275
Mechel Steel Group OAO ADR	300	6,150
Mobile TeleSystems OJSC sponsored ADR	200	29,024
OAO Gazprom sponsored ADR	1,400	52,304
Surgutneftegaz JSC sponsored ADR	1,236	64,736
Unified Energy System of Russia (RAO UESR) sponsored ADR	513	16,201
Vimpel Communications sponsored ADR (a)	300	34,200
YUKOS Corp. sponsored ADR	677	11,272
TOTAL RUSSIA		358,144
South Africa - 9.4%
ABSA Group Ltd.	3,625	39,840
African Bank Investments Ltd.	12,547	29,411
Edgars Consolidated Stores Ltd.	1,013	35,560
Gold Fields Ltd.	1,700	24,514
Harmony Gold Mining Co. Ltd.	1,600	18,753
Impala Platinum Holdings Ltd.	308	24,918
Ispat Iscor Ltd.	1,900	16,830
JD Group Ltd.	2,000	18,700
Massmart Holdings Ltd.	3,185	22,361
MTN Group Ltd.	11,800	64,456
Sanlam Ltd.	27,749	49,069
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - continued
Sasol Ltd.	2,570	$ 51,221
Telkom SA Ltd.	1,296	18,432
TOTAL SOUTH AFRICA		414,065
Taiwan - 7.7%
Cathay Financial Holding Co. Ltd.	20,000	38,272
China Steel Corp.	10,000	10,046
Chinatrust Financial Holding Co.	21,953	25,009
Delta Electronics, Inc.	12,500	18,874
Far Eastern Textile Ltd.	30,464	20,312
Far EasTone Telecommunications Co. Ltd.	18,100	19,320
First Financial Holding Co. Ltd. (a)	27,000	21,716
Formosa Chemicals & Fibre Corp.	13,000	21,961
Hon Hai Precision Industries Co. Ltd.	8,349	30,705
Mega Financial Holding Co. Ltd.	32,000	21,337
Polaris Securities Co. Ltd.	18,051	9,229
Powerchip Semiconductor Corp. (a)	16,000	12,199
Quanta Computer, Inc.	7,703	12,437
Taiwan Cellular Co. Ltd.	13,000	12,983
Taiwan Semiconductor Manufacturing Co. Ltd.	39,126	51,240
United Microelectronics Corp. (a)	23,000	13,891
TOTAL TAIWAN		339,531
Thailand - 1.6%
Advanced Info Service PCL (For. Reg.)	10,800	24,593
Siam Cement PCL (For. Reg.)	5,600	34,915
Thai Oil PCL (a)	10,800	10,850
TOTAL THAILAND		70,358
Turkey - 3.6%
Arcelik AS (a)	2,438,000	14,772
Denizbank AS	3,071,000	5,988
Dogan Yayin Holding AS (a)	9,422,571	33,490
Enka Insaat ve Sanayi AS	510,512	12,788
Tofas Turk Otomobil Fabrikasi AS (a)	6,105,634	14,798
Turkcell Iletisim Hizmet AS sponsored ADR	2,968	45,410
Turkiye Is Bankasi AS Series C unit	4,200,260	17,346
Yapi ve Kredi Bankasi AS (a)	6,864,700	15,429
TOTAL TURKEY		160,021
United Kingdom - 2.8%
Anglo American PLC (South Africa)	5,681	124,779
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 1.2%
Central European Distribution Corp. (a)	936	$ 23,690
DSP Group, Inc. (a)	100	1,983
NII Holdings, Inc. (a)	300	13,281
Zoran Corp. (a)	1,200	12,108
TOTAL UNITED STATES OF AMERICA		51,062
TOTAL COMMON STOCKS (Cost $3,943,047)		4,212,704
Cash Equivalents - 6.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.8%, dated 10/29/04 due 11/1/04) (Cost $282,000)	$ 282,042	282,000
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $4,225,047)		4,494,704
NET OTHER ASSETS - (1.7)%		(75,619)
NET ASSETS - 100%		$ 4,419,085
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,875 or 0.3% of net assets.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $163,000 all of which will expire on October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004
Assets
Investment in securities, at value (including repurchase agreements of $282,000) (cost $4,225,047) - See accompanying schedule		$ 4,494,704
Cash		217
Foreign currency held at value (cost $11,855)		12,068
Receivable for investments sold		29,226
Receivable for fund shares sold		3,106
Dividends receivable		8,809
Receivable from investment adviser for expense reductions		33,570
Other receivables		950
Total assets		4,582,650

Liabilities
Payable for investments purchased	$ 59,257
Payable for fund shares redeemed	492
Accrued management fee	2,893
Distribution fees payable	2,041
Other affiliated payables	3,833
Other payables and accrued expenses	95,049
Total liabilities		163,565

Net Assets		$ 4,419,085
Net Assets consist of:
Paid in capital		$ 4,328,098
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(178,894)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		269,881
Net Assets		$ 4,419,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,178,047 ÷ 119,343 shares)	$ 9.87

Maximum offering price per share (100/94.25 of $9.87)	$ 10.47
Class T: Net Asset Value and redemption price per share ($888,619 ÷ 90,158 shares)	$ 9.86

Maximum offering price per share (100/96.50 of $9.86)	$ 10.22
Class B: Net Asset Value and offering price per share ($718,611 ÷ 73,135 shares) A	$ 9.83

Class C: Net Asset Value and offering price per share ($1,104,595 ÷ 112,390 shares) A	$ 9.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($529,213 ÷ 53,527 shares)	$ 9.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	March 29, 2004 (commencement of operations) to October 31, 2004

Investment Income
Dividends		$ 41,790
Interest		1,455
		43,245
Less foreign taxes withheld		(5,113)
Total income		38,132

Expenses
Management fee	$ 14,171
Transfer agent fees	6,476
Distribution fees	9,603
Accounting fees and expenses	19,359
Non-interested trustees' compensation	8
Custodian fees and expenses	38,989
Registration fees	64,213
Audit	37,079
Legal	3
Miscellaneous	2,523
Total expenses before reductions	192,424
Expense reductions	(153,815)	38,609
Net investment income (loss)		(477)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(178,894)
Foreign currency transactions	(5,019)
Total net realized gain (loss)		(183,913)
Change in net unrealized appreciation (depreciation) on: Investment securities	269,657
Assets and liabilities in foreign currencies	224
Total change in net unrealized appreciation (depreciation)		269,881
Net gain (loss)		85,968
Net increase (decrease) in net assets resulting from operations		$ 85,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

March 29, 2004 (commencement of operations) to October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (477)
Net realized gain (loss)	(183,913)
Change in net unrealized appreciation (depreciation)	269,881
Net increase (decrease) in net assets resulting from operations	85,491
Share transactions - net increase (decrease)	4,331,666
Redemption fees	1,928
Total increase (decrease) in net assets	4,419,085

Net Assets
Beginning of period	-
End of period	$ 4,419,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,
2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(.16) H
Total from investment operations	(.14)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.87
Total ReturnB,C,D	(1.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	10.75% A
Expenses net of voluntary waivers, if any	2.00% A
Expenses net of all reductions	1.91% A
Net investment income (loss)	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,178
Portfolio turnover rate	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period March 29, 2004 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,
2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	(.15) I
Total from investment operations	(.15)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.86
Total Return B, C, D	(1.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	11.13% A
Expenses net of voluntary waivers, if any	2.25% A
Expenses net of all reductions	2.16% A
Net investment income (loss)	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 889
Portfolio turnover rate	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period March 29, 2004 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,
2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	(.15) H
Total from investment operations	(.18)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.83
Total Return B, C, D	(1.70)%
Ratios to Average Net Assets G
Expenses before expense reductions	11.49% A
Expenses net of voluntary waivers, if any	2.75% A
Expenses net of all reductions	2.67% A
Net investment income (loss)	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 719
Portfolio turnover rate	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 29, 2004 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,
2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	(.15) H
Total from investment operations	(.18)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.83
Total Return B, C, D	(1.70)%
Ratios to Average Net Assets G
Expenses before expense reductions	11.58% A
Expenses net of voluntary waivers, if any	2.75% A
Expenses net of all reductions	2.66% A
Net investment income (loss)	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,105
Portfolio turnover rate	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 29, 2004 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,
2004 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	(.15) G
Total from investment operations	(.12)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 9.89
Total Return B, C	(1.10)%
Ratios to Average Net Assets F
Expenses before expense reductions	10.37% A
Expenses net of voluntary waivers, if any	1.75% A
Expenses net of all reductions	1.66% A
Net investment income (loss)	.53% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 529
Portfolio turnover rate	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period March 29, 2004 (commencement of operations) to October 31, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Emerging Markets Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 423,317
Unrealized depreciation	(169,828)
Net unrealized appreciation (depreciation)	253,489
Capital loss carryforward	(162,502)

Cost for federal income tax purposes	$ 4,241,215

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days will be subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $5,748,220 and $1,626,279, respectively.

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Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .82% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	.0%	.25%	$ 1,097	$ 541
Class T	.25%	.25%	1,744	1,091
Class B	.75%	.25%	3,137	2,899
Class C	.75%	.25%	3,625	2,585
			$ 9,603	$ 7,116

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,567
Class T	431
Class B*	1,028
Class C*	-
$ 4,026

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,664	.37*
Class T	1,608	.46*
Class B	1,099	.35*
Class C	1,491	.41*
Institutional Class	614	.24*
	$ 6,476

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3 for the period.

5. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 38,937
Class T	2.25%	31,306
Class B	2.75%	27,691
Class C	2.75%	32,367
Institutional Class	1.75%	22,030
		$ 152,331

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,480 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4.

6. Other Information.

At the end of the period, FMR or its affiliates were owners of record of 45% of the total outstanding shares of the fund and one otherwise unaffiliated shareholder was the owner of record of 24% of the total outstanding shares of the fund.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Year Ended October 31, 2004 A	Year Ended October 31, 2004A
	Shares	Dollars
Class A
Shares sold	121,174	$ 1,156,378
Shares redeemed	(1,831)	(16,319)
Net increase (decrease)	119,343	$ 1,140,059
Class T
Shares sold	105,410	$ 1,016,630
Shares redeemed	(15,252)	(136,708)
Net increase (decrease)	90,158	$ 879,922
Class B
Shares sold	76,467	$ 742,578
Shares redeemed	(3,332)	(29,257)
Net increase (decrease)	73,135	$ 713,321
Class C
Shares sold	112,717	$ 1,070,278
Shares redeemed	(327)	(3,252)
Net increase (decrease)	112,390	$ 1,067,026
Institutional Class
Shares sold	53,677	$ 532,788
Shares redeemed	(150)	(1,450)
Net increase (decrease)	53,527	$ 531,338

A For the period March 29, 2004 (commencement of operations) to October 31, 2004.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2004, and the related statement of operations, the period from March 29, 2004 (commencement of operations) to October 31, 2004 and the statement of changes in net assets, and the financial highlights for the year. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2004, and the results of its operations, the changes in its net assets, and its financial highlights for the year, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Emerging Markets (2004). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2004

Vice President of Advisor Emerging Markets. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 2004

Secretary of Advisor Emerging Markets. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2004 Assistant Secretary of Advisor Emerging Markets. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Emerging Markets. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2004

Chief Financial Officer of Advisor Emerging Markets. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Markets. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Emerging Markets. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Emerging Markets. Ms. Monasterio
also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments,
Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Emerging Markets. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment 2004

Assistant Treasurer of Advisor Emerging Markets. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Emerging Markets. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEM-UANN-1204
1.809005.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Markets

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers	32
Proxy Voting Results	44

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity® Advisor Emerging Markets Fund - Institutional Class' cumulative total return and show you what would have happened if Fidelity Advisor Emerging Markets Fund - Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Markets Fund - Institutional Class on March 29, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bob von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund

In U.S. dollar terms, emerging-markets equities trumped domestic stock performance during the year ending October 31, 2004. In that time, the Morgan Stanley Capital InternationalSM Emerging Markets Index (MSCI® EM®) - a performance benchmark of more than 30 emerging-markets countries - climbed 19.40%. Despite their solid gains, emerging markets confronted extreme ups and downs during the period. As 2003 came to an end, investors drove up the prices of emerging-markets stocks on optimism about the world economy. However, soon after 2004 got underway, central banks and governments around the world signaled their intent to restrain economic growth. As a result, emerging-markets stock prices fell. By mid-year, though, many observers felt the world economy was not accelerating as quickly as first thought, and emerging markets rebounded as fears of interest rate hikes receded. Investors favored Latin American countries in which many exporters of oil and materials received support from high commodity prices. In contrast, technology-focused Asian emerging markets posted much smaller gains amid a deceleration in capital spending.

Since its inception on March 29, 2004, through October 31, 2004, Fidelity Advisor Emerging Markets Fund's Institutional Class shares returned -1.10%. During the same period, the Morgan Stanley Capital International Emerging Markets Index returned 2.24%. Unfavorable security selection in South Korea and an overweighted position there were significant detractors from performance. The country remained in a prolonged recession, so we focused largely on exporters. In that group, an overweighted position in South Korea's largest company, Samsung Electronics, detracted. The market became concerned the company's exceptional earnings growth in 2004 could not be topped in 2005. In Brazil, security selection and an overweighting made the country a top contributor to performance. Top-performing holdings included positions in two steel producers, Gerdau and Usiminas. With favorable valuations and positive earnings outlooks, our analysis concluded that these companies could rely on a domestic recovery in Brazil to generate revenue growth should China's demand for steel waver.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,062.40	$ 10.37
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class T
Actual	$ 1,000.00	$ 1,062.50	$ 11.66
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
Class B
Actual	$ 1,000.00	$ 1,059.30	$ 14.24
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Class C
Actual	$ 1,000.00	$ 1,059.30	$ 14.24
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Institutional Class
Actual	$ 1,000.00	$ 1,064.60	$ 9.08
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	2.00%
Class T	2.25%
Class B	2.75%
Class C	2.75%
Institutional Class	1.75%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	6.7	8.6
Anglo American PLC (South Africa) (United Kingdom, Metals & Mining)	2.8	3.4
Lukoil Oil Co. sponsored ADR (Russia, Oil & Gas)	2.5	1.5
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	2.2	2.6
Petroleo Brasileiro SA Petrobras (Brazil, Oil & Gas)	2.1	1.7
	16.3
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	15.7	15.7
Financials	15.7	16.8
Telecommunication Services	14.5	13.7
Information Technology	13.7	19.4
Energy	12.5	9.1
Top Five Countries as of October 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	18.6	22.8
Brazil	10.5	8.3
South Africa	9.4	3.0
Russia	8.1	7.4
Taiwan	7.7	10.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 95.3%	Stocks 90.4%
Short-Term Investments and Net Other Assets 4.7%	Short-Term Investments and Net Other Assets 9.6%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (Note 1)
Argentina - 0.2%
Inversiones y Representaciones SA sponsored GDR (a)	700	$ 6,657
Austria - 0.7%
Bank Austria Creditanstalt AG	439	32,589
Bermuda - 1.1%
Central European Media Enterprises Ltd. Class A (a)	1,000	35,390
Skyworth Digital Holdings Ltd.	34,000	11,685
TOTAL BERMUDA		47,075
Brazil - 10.5%
Banco Bradesco SA (PN)	700	42,280
Banco Itau Holding Financeira SA (PN)	397	47,972
Caemi Mineracao E Metalurgia SA (PN) (a)	47,200	28,228
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	2,001,900	29,679
Companhia Vale do Rio Doce sponsored:
ADR	100	2,116
ADR (non-vtg.)	4,400	80,080
Gerdau SA sponsored ADR	1,500	22,140
Natura Cosmeticos SA	1,400	28,399
Petroleo Brasileiro SA Petrobras:
(PN)	600	19,600
sponsored:
ADR	800	28,408
ADR (non-vtg.)	2,300	74,980
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	1,700	25,715
Votorantim Celulose e Papel SA sponsored ADR	1,000	34,550
TOTAL BRAZIL		464,147
Canada - 0.5%
PetroKazakhstan, Inc. Class A	600	22,170
China - 0.5%
China Telecom Corp. Ltd. (H Shares)	66,000	21,146
Czech Republic - 1.4%
Ceske Energeticke Zavody AS	3,900	43,413
Philip Morris CR AS	30	17,667
TOTAL CZECH REPUBLIC		61,080
Egypt - 2.2%
Orascom Construction Industries SAE unit	1,120	26,466
Orascom Telecom SAE unit (a)	4,200	71,820
TOTAL EGYPT		98,286
Common Stocks - continued
	Shares	Value (Note 1)
Hong Kong - 1.4%
China Overseas Land & Investment Ltd.	137,600	$ 30,053
Henderson Land Development Co. Ltd.	2,000	9,276
Sun Hung Kai Properties Ltd.	1,000	9,250
Television Broadcasts Ltd.	3,000	12,835
TOTAL HONG KONG		61,414
Hungary - 1.8%
BorsodChem Rt	2,000	19,996
MOL Magyar Olay-es Gazipari RT Series A (For. Reg.)	600	33,681
OTP Bank Rt.	1,100	27,896
TOTAL HUNGARY		81,573
India - 3.0%
Bank of India	13,500	15,157
ICICI Bank Ltd.	2,767	18,252
Larsen & Toubro Ltd.	767	14,047
Oil & Natural Gas Corp. Ltd.	1,296	22,570
State Bank of India	1,749	18,296
Wipro Ltd.	3,104	45,018
TOTAL INDIA		133,340
Indonesia - 3.2%
PT Astra International Tbk	14,500	12,525
PT Bank Central Asia Tbk	60,000	15,846
PT Bumi Resources Tbk	231,500	18,469
PT Hanjaya Mandala Sampoerna Tbk	21,000	13,865
PT Indosat Tbk	67,300	34,992
PT Telkomunikasi Indonesia Tbk:
Series B	84,400	40,400
sponsored ADR	300	5,721
TOTAL INDONESIA		141,818
Israel - 3.2%
Bank Hapoalim BM (Reg.)	9,128	24,785
M-Systems Flash Disk Pioneers Ltd. (a)	2,600	36,556
Nice Systems Ltd. sponsored ADR (a)	800	16,928
RADWARE Ltd. (a)	900	22,230
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,600	41,600
TOTAL ISRAEL		142,099
Korea (South) - 18.6%
AmorePacific Corp.	70	13,694
Asiana Airlines, Inc. (a)	3,000	7,477
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
CJ Home Shopping	400	$ 16,436
Daegu Bank Co. Ltd.	2,050	12,269
Daelim Industrial Co.	930	39,875
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	2,690	39,647
Hyundai Department Store Co. Ltd.	600	17,418
Hyundai Motor Co.	1,280	62,085
Hyundai Securities Co. Ltd. (a)	4,140	14,423
Industrial Bank of Korea	2,090	13,218
Interflex Co. Ltd.	865	13,560
Kia Motors Corp.	2,720	25,511
LG Electronics, Inc.	1,490	84,116
LG Petrochemical Co. Ltd.	850	20,652
NCsoft Corp. (a)	150	14,337
POSCO	230	34,413
S-Oil Corp.	620	31,291
Samsung Electronics Co. Ltd.	756	296,793
Samsung SDI Co. Ltd.	130	11,728
Shinhan Financial Group Co. Ltd.	1,330	26,196
Shinsegae Co. Ltd.	100	28,138
TOTAL KOREA (SOUTH)		823,277
Luxembourg - 0.7%
Millicom International Cellular SA (a)	500	9,935
Tenaris SA sponsored ADR	500	22,385
TOTAL LUXEMBOURG		32,320
Malaysia - 2.4%
AirAsia BHD (a)	19,600	6,447
IOI Corp. BHD	7,100	17,750
Malakoff BHD	4,500	7,875
Malayan Banking BHD	8,700	25,184
Maxis Communications BHD	5,000	11,316
Public Bank BHD (For. Reg.)	9,200	16,826
Telekom Malaysia BHD	6,600	19,974
TOTAL MALAYSIA		105,372
Mexico - 6.9%
America Movil SA de CV sponsored ADR	2,200	96,800
Cemex SA de CV sponsored ADR	1,800	52,164
Consorcio ARA SA de CV (a)	6,500	17,378
Fomento Economico Mexicano SA de CV sponsored ADR	300	13,230
Grupo Mexico SA de CV Series B (a)	3,591	14,832
Grupo Televisa SA de CV sponsored ADR	700	38,500
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Industrias Penoles SA de CV	2,700	$ 12,334
Urbi, Desarrollos Urbanos, SA de CV	3,900	14,530
Wal-Mart de Mexico SA de CV Series V	14,300	46,783
TOTAL MEXICO		306,551
Netherlands - 0.3%
Efes Breweries International NV unit (a)(b)	500	13,875
Philippines - 1.5%
Globe Telecom, Inc.	500	9,106
Philippine Long Distance Telephone Co. (a)	2,200	54,922
TOTAL PHILIPPINES		64,028
Poland - 0.8%
Agora SA (a)	1,214	16,916
KGHM Polska Miedz SA (Bearer) (a)	1,928	19,011
TOTAL POLAND		35,927
Russia - 8.1%
JSC MMC 'Norilsk Nickel' sponsored ADR	515	31,982
Lukoil Oil Co. sponsored ADR	900	112,275
Mechel Steel Group OAO ADR	300	6,150
Mobile TeleSystems OJSC sponsored ADR	200	29,024
OAO Gazprom sponsored ADR	1,400	52,304
Surgutneftegaz JSC sponsored ADR	1,236	64,736
Unified Energy System of Russia (RAO UESR) sponsored ADR	513	16,201
Vimpel Communications sponsored ADR (a)	300	34,200
YUKOS Corp. sponsored ADR	677	11,272
TOTAL RUSSIA		358,144
South Africa - 9.4%
ABSA Group Ltd.	3,625	39,840
African Bank Investments Ltd.	12,547	29,411
Edgars Consolidated Stores Ltd.	1,013	35,560
Gold Fields Ltd.	1,700	24,514
Harmony Gold Mining Co. Ltd.	1,600	18,753
Impala Platinum Holdings Ltd.	308	24,918
Ispat Iscor Ltd.	1,900	16,830
JD Group Ltd.	2,000	18,700
Massmart Holdings Ltd.	3,185	22,361
MTN Group Ltd.	11,800	64,456
Sanlam Ltd.	27,749	49,069
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - continued
Sasol Ltd.	2,570	$ 51,221
Telkom SA Ltd.	1,296	18,432
TOTAL SOUTH AFRICA		414,065
Taiwan - 7.7%
Cathay Financial Holding Co. Ltd.	20,000	38,272
China Steel Corp.	10,000	10,046
Chinatrust Financial Holding Co.	21,953	25,009
Delta Electronics, Inc.	12,500	18,874
Far Eastern Textile Ltd.	30,464	20,312
Far EasTone Telecommunications Co. Ltd.	18,100	19,320
First Financial Holding Co. Ltd. (a)	27,000	21,716
Formosa Chemicals & Fibre Corp.	13,000	21,961
Hon Hai Precision Industries Co. Ltd.	8,349	30,705
Mega Financial Holding Co. Ltd.	32,000	21,337
Polaris Securities Co. Ltd.	18,051	9,229
Powerchip Semiconductor Corp. (a)	16,000	12,199
Quanta Computer, Inc.	7,703	12,437
Taiwan Cellular Co. Ltd.	13,000	12,983
Taiwan Semiconductor Manufacturing Co. Ltd.	39,126	51,240
United Microelectronics Corp. (a)	23,000	13,891
TOTAL TAIWAN		339,531
Thailand - 1.6%
Advanced Info Service PCL (For. Reg.)	10,800	24,593
Siam Cement PCL (For. Reg.)	5,600	34,915
Thai Oil PCL (a)	10,800	10,850
TOTAL THAILAND		70,358
Turkey - 3.6%
Arcelik AS (a)	2,438,000	14,772
Denizbank AS	3,071,000	5,988
Dogan Yayin Holding AS (a)	9,422,571	33,490
Enka Insaat ve Sanayi AS	510,512	12,788
Tofas Turk Otomobil Fabrikasi AS (a)	6,105,634	14,798
Turkcell Iletisim Hizmet AS sponsored ADR	2,968	45,410
Turkiye Is Bankasi AS Series C unit	4,200,260	17,346
Yapi ve Kredi Bankasi AS (a)	6,864,700	15,429
TOTAL TURKEY		160,021
United Kingdom - 2.8%
Anglo American PLC (South Africa)	5,681	124,779
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 1.2%
Central European Distribution Corp. (a)	936	$ 23,690
DSP Group, Inc. (a)	100	1,983
NII Holdings, Inc. (a)	300	13,281
Zoran Corp. (a)	1,200	12,108
TOTAL UNITED STATES OF AMERICA		51,062
TOTAL COMMON STOCKS (Cost $3,943,047)		4,212,704
Cash Equivalents - 6.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.8%, dated 10/29/04 due 11/1/04) (Cost $282,000)	$ 282,042	282,000
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $4,225,047)		4,494,704
NET OTHER ASSETS - (1.7)%		(75,619)
NET ASSETS - 100%		$ 4,419,085
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,875 or 0.3% of net assets.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $163,000 all of which will expire on October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004
Assets
Investment in securities, at value (including repurchase agreements of $282,000) (cost $4,225,047) - See accompanying schedule		$ 4,494,704
Cash		217
Foreign currency held at value (cost $11,855)		12,068
Receivable for investments sold		29,226
Receivable for fund shares sold		3,106
Dividends receivable		8,809
Receivable from investment adviser for expense reductions		33,570
Other receivables		950
Total assets		4,582,650

Liabilities
Payable for investments purchased	$ 59,257
Payable for fund shares redeemed	492
Accrued management fee	2,893
Distribution fees payable	2,041
Other affiliated payables	3,833
Other payables and accrued expenses	95,049
Total liabilities		163,565

Net Assets		$ 4,419,085
Net Assets consist of:
Paid in capital		$ 4,328,098
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(178,894)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		269,881
Net Assets		$ 4,419,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,178,047 ÷ 119,343 shares)	$ 9.87

Maximum offering price per share (100/94.25 of $9.87)	$ 10.47
Class T: Net Asset Value and redemption price per share ($888,619 ÷ 90,158 shares)	$ 9.86

Maximum offering price per share (100/96.50 of $9.86)	$ 10.22
Class B: Net Asset Value and offering price per share ($718,611 ÷ 73,135 shares) A	$ 9.83

Class C: Net Asset Value and offering price per share ($1,104,595 ÷ 112,390 shares) A	$ 9.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($529,213 ÷ 53,527 shares)	$ 9.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	March 29, 2004 (commencement of operations) to October 31, 2004

Investment Income
Dividends		$ 41,790
Interest		1,455
		43,245
Less foreign taxes withheld		(5,113)
Total income		38,132

Expenses
Management fee	$ 14,171
Transfer agent fees	6,476
Distribution fees	9,603
Accounting fees and expenses	19,359
Non-interested trustees' compensation	8
Custodian fees and expenses	38,989
Registration fees	64,213
Audit	37,079
Legal	3
Miscellaneous	2,523
Total expenses before reductions	192,424
Expense reductions	(153,815)	38,609
Net investment income (loss)		(477)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(178,894)
Foreign currency transactions	(5,019)
Total net realized gain (loss)		(183,913)
Change in net unrealized appreciation (depreciation) on: Investment securities	269,657
Assets and liabilities in foreign currencies	224
Total change in net unrealized appreciation (depreciation)		269,881
Net gain (loss)		85,968
Net increase (decrease) in net assets resulting from operations		$ 85,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

March 29, 2004 (commencement of operations) to October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (477)
Net realized gain (loss)	(183,913)
Change in net unrealized appreciation (depreciation)	269,881
Net increase (decrease) in net assets resulting from operations	85,491
Share transactions - net increase (decrease)	4,331,666
Redemption fees	1,928
Total increase (decrease) in net assets	4,419,085

Net Assets
Beginning of period	-
End of period	$ 4,419,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,
2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(.16) H
Total from investment operations	(.14)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.87
Total ReturnB,C,D	(1.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	10.75% A
Expenses net of voluntary waivers, if any	2.00% A
Expenses net of all reductions	1.91% A
Net investment income (loss)	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,178
Portfolio turnover rate	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period March 29, 2004 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,
2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	(.15) I
Total from investment operations	(.15)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.86
Total Return B, C, D	(1.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	11.13% A
Expenses net of voluntary waivers, if any	2.25% A
Expenses net of all reductions	2.16% A
Net investment income (loss)	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 889
Portfolio turnover rate	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period March 29, 2004 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,
2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	(.15) H
Total from investment operations	(.18)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.83
Total Return B, C, D	(1.70)%
Ratios to Average Net Assets G
Expenses before expense reductions	11.49% A
Expenses net of voluntary waivers, if any	2.75% A
Expenses net of all reductions	2.67% A
Net investment income (loss)	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 719
Portfolio turnover rate	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 29, 2004 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,
2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	(.15) H
Total from investment operations	(.18)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.83
Total Return B, C, D	(1.70)%
Ratios to Average Net Assets G
Expenses before expense reductions	11.58% A
Expenses net of voluntary waivers, if any	2.75% A
Expenses net of all reductions	2.66% A
Net investment income (loss)	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,105
Portfolio turnover rate	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 29, 2004 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,
2004 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	(.15) G
Total from investment operations	(.12)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 9.89
Total Return B, C	(1.10)%
Ratios to Average Net Assets F
Expenses before expense reductions	10.37% A
Expenses net of voluntary waivers, if any	1.75% A
Expenses net of all reductions	1.66% A
Net investment income (loss)	.53% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 529
Portfolio turnover rate	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period March 29, 2004 (commencement of operations) to October 31, 2004.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Emerging Markets Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 423,317
Unrealized depreciation	(169,828)
Net unrealized appreciation (depreciation)	253,489
Capital loss carryforward	(162,502)

Cost for federal income tax purposes	$ 4,241,215

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days will be subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $5,748,220 and $1,626,279, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .82% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	.0%	.25%	$ 1,097	$ 541
Class T	.25%	.25%	1,744	1,091
Class B	.75%	.25%	3,137	2,899
Class C	.75%	.25%	3,625	2,585
			$ 9,603	$ 7,116

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,567
Class T	431
Class B*	1,028
Class C*	-
$ 4,026

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,664	.37*
Class T	1,608	.46*
Class B	1,099	.35*
Class C	1,491	.41*
Institutional Class	614	.24*
	$ 6,476

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3 for the period.

5. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 38,937
Class T	2.25%	31,306
Class B	2.75%	27,691
Class C	2.75%	32,367
Institutional Class	1.75%	22,030
		$ 152,331

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,480 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4.

6. Other Information.

At the end of the period, FMR or its affiliates were owners of record of 45% of the total outstanding shares of the fund and one otherwise unaffiliated shareholder was the owner of record of 24% of the total outstanding shares of the fund.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Year Ended October 31, 2004 A	Year Ended October 31, 2004A
	Shares	Dollars
Class A
Shares sold	121,174	$ 1,156,378
Shares redeemed	(1,831)	(16,319)
Net increase (decrease)	119,343	$ 1,140,059
Class T
Shares sold	105,410	$ 1,016,630
Shares redeemed	(15,252)	(136,708)
Net increase (decrease)	90,158	$ 879,922
Class B
Shares sold	76,467	$ 742,578
Shares redeemed	(3,332)	(29,257)
Net increase (decrease)	73,135	$ 713,321
Class C
Shares sold	112,717	$ 1,070,278
Shares redeemed	(327)	(3,252)
Net increase (decrease)	112,390	$ 1,067,026
Institutional Class
Shares sold	53,677	$ 532,788
Shares redeemed	(150)	(1,450)
Net increase (decrease)	53,527	$ 531,338

A For the period March 29, 2004 (commencement of operations) to October 31, 2004.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2004, and the related statement of operations, the period from March 29, 2004 (commencement of operations) to October 31, 2004 and the statement of changes in net assets, and the financial highlights for the year. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2004, and the results of its operations, the changes in its net assets, and its financial highlights for the year, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Emerging Markets (2004). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2004

Vice President of Advisor Emerging Markets. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 2004

Secretary of Advisor Emerging Markets. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2004 Assistant Secretary of Advisor Emerging Markets. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Emerging Markets. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2004

Chief Financial Officer of Advisor Emerging Markets. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Markets. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Emerging Markets. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Emerging Markets. Ms. Monasterio
also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments,
Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Emerging Markets. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment 2004

Assistant Treasurer of Advisor Emerging Markets. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Emerging Markets. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEMI-UANN-1204
1.809006.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Asia

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers	32
Distributions	44
Proxy Voting Results	45

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	1.80%	-2.38%	-1.01%
Class T (incl. 3.50% sales charge)B	4.01%	-2.19%	-0.92%
Class B (incl. contingent deferred sales charge)C	2.14%	-2.39%	-0.84%
Class C (incl. contingent deferred sales charge)D	6.14%	-1.97%	-0.83%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class A's returns, prior to June 16,1999, may have been lower.

B Class T's 12b-1 fee may have ranged over time between 0.50% and 0.60%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class T's 12b-1 plan currently authorizes a 0.50% 12b-1 fee. The initial offering of Class T shares took place on June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns, prior to June 16, 1999, may have been lower.

Annual Report

C Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. The initial offering of Class B shares took place on June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to June 16, 1999, may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to June 16, 1999, may have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund - Class T on October 31, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM AC Asia ex Japan did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin Chang, who became Portfolio Manager of Fidelity® Advisor Emerging Asia Fund on September 20, 2004

In U.S. currency terms, equities across Asia's emerging-markets countries performed better than many U.S. equity benchmarks during the 12-month period ending October 31, 2004, but fell short of most other developed nation stock markets. The Morgan Stanley Capital InternationalSM (MSCI) All Country Asia ex Japan Index - a benchmark of 13 constituent countries that measures the performance of Asia's emerging markets, excluding Japan - returned 9.81%. Although just a small component of the index, Indonesia was its top performer. Investors were hopeful the country's new leadership could reform its legacy of corruption. Singapore did well on the strength of better-than-expected economic growth and corporate restructuring, while an eager-to-spend growing middle class propelled India's strong showing. Elsewhere, both South Korea and Hong Kong, which together accounted for nearly 50% of the benchmark's average weighting during the period, had solid advances. Taiwan was one of the biggest detractors, falling nearly 7.00%. A weak market for technology-related exports hampered its performance, particularly in the second half of the period. Malaysia underperformed for similar reasons.

For the year ending October 31, 2004, the fund's Class A, Class T, Class B and Class C shares gained 8.01%, 7.78%, 7.14% and 7.14%, respectively, trailing the MSCI index and the 10.96% return of the LipperSM Pacific Region ex Japan Funds Average. An important reason for the fund's underperformance relative to its index was its overweighted position in the technology sector. For example, Taiwan-based AU Optronics suffered from fears of short-term oversupply in the industry. Kookmin Bank, a recently merged South Korean entity with a 35% share of the domestic market, also hurt. The fund's underperformance was mitigated by overweighted positions in selected Korean, Chinese and Singaporean petroleum stocks, which benefited as the price of oil surged to over $50 a barrel, helping South Korean oil refiner S-Oil Corporation. Another excellent performer was Bharti Televentures, a private telecommunications operator in India. This stock was sold to lock in profits. On September 27, the fund received a favorable tax ruling from India, which it requested in March of 2002. The net benefit to the fund was approximately $1.6 million and added approximately four percentage points to its total return for the year ending October 31, 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,003.60	$ 10.07
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class T
Actual	$ 1,000.00	$ 1,002.20	$ 11.32
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
Class B
Actual	$ 1,000.00	$ 999.30	$ 13.82
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Class C
Actual	$ 1,000.00	$ 999.30	$ 13.82
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Institutional Class
Actual	$ 1,000.00	$ 1,004.30	$ 8.82
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	2.00%
Class T	2.25%
Class B	2.75%
Class C	2.75%
Institutional Class	1.75%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	6.7	9.2
Kookmin Bank	3.1	2.0
Hyundai Motor Co.	3.1	0.0
Hong Kong & China Gas Co. Ltd.	2.9	0.0
HSBC Holdings PLC (Hong Kong) (Reg.)	2.4	1.3
DBS Group Holdings Ltd.	2.2	0.0
Kia Motors Corp.	2.0	1.0
United Overseas Bank Ltd.	2.0	0.0
Hutchison Whampoa Ltd.	1.9	2.1
Wharf Holdings Ltd.	1.9	0.0
	28.2
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	24.4
Industrials	12.0	7.2
Information Technology	11.4	23.9
Energy	10.8	12.6
Consumer Discretionary	9.0	13.4
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 89.9%	Stocks 97.8%
Short-Term Investments and Net Other Assets 10.1%	Short-Term Investments and Net Other Assets 2.2%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 86.8%
	Shares	Value (Note 1)
Bermuda - 1.4%
GOME Electrical Appliances Holdings Ltd. (a)	404,000	$ 324,396
Skyworth Digital Holdings Ltd.	784,000	269,435
TOTAL BERMUDA		593,831
Cayman Islands - 0.0%
eLong, Inc. ADR	1,500	20,400
China - 7.2%
Anhui Expressway Co. Ltd. (H Shares)	636,000	306,410
China International Marine Containers Co. Ltd. (B Shares)	265,300	500,695
China Petroleum & Chemical Corp. (H Shares)	1,514,000	580,922
China Shipping Container Lines Co. Ltd. (H Shares)	655,000	273,488
Global Bio-Chem Technology Group Co. Ltd.	146,000	114,419
PetroChina Co. Ltd. (H Shares)	1,228,000	646,174
Weichai Power Co. Ltd. (H Shares)	124,000	255,688
Yanzhou Coal Mining Co. Ltd. (H Shares) (a)	308,000	405,591
TOTAL CHINA		3,083,387
Hong Kong - 17.6%
CNOOC Ltd.	1,389,500	719,761
Cosco Pacific Ltd.	240,000	414,713
Esprit Holdings Ltd.	119,500	638,668
Henderson Land Development Co. Ltd.	42,000	194,792
Hengan International Group Co. Ltd.	226,000	120,495
Hong Kong & China Gas Co. Ltd.	638,000	1,229,492
Hopewell Holdings Ltd.	99,000	213,041
Hutchison Whampoa Ltd.	108,000	829,040
Jardine Strategic Holdings Ltd.	48,500	334,650
JCG Holdings Ltd.	582,000	444,891
Kingboard Chemical Holdings Ltd.	189,000	395,789
Next Media Ltd. (a)	74,000	28,996
Sino Land Co.	224,000	191,374
Sun Hung Kai Properties Ltd.	70,000	647,507
Wharf Holdings Ltd.	243,000	799,209
Wing Hang Bank Ltd.	50,000	342,061
TOTAL HONG KONG		7,544,479
India - 4.8%
Housing Development Finance Corp. Ltd.	22,900	323,484
ITC Ltd.	15,430	370,204
Kotak Mahindra Bank Ltd.	62,520	247,543
Larsen & Toubro Ltd.	15,700	287,525
National Thermal Power Corp.	14,000	19,146
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
Oil & Natural Gas Corp. Ltd.	23,263	$ 405,121
Pantaloon Retail India Ltd.	34,320	372,081
State Bank of India	2,000	20,922
TOTAL INDIA		2,046,026
Indonesia - 3.2%
PT Astra International Tbk	118,000	101,931
PT Bank Mandiri Persero Tbk	1,012,500	175,481
PT Bank PAN Indonesia Tbk	2,166,000	84,614
PT Bumi Resources Tbk	1,445,500	115,322
PT Hanjaya Mandala Sampoerna Tbk	316,500	208,968
PT Indosat Tbk	424,500	220,716
PT Semen Gresik Tbk	68,500	85,554
PT Telkomunikasi Indonesia Tbk Series B	763,500	365,471
TOTAL INDONESIA		1,358,057
Korea (South) - 22.0%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	29,750	438,477
FINETEC Corp.	74,450	350,470
Hana Bank	7,960	198,733
Hyundai Mipo Dockyard Co. Ltd. (a)	24,140	646,896
Kia Motors Corp.	89,250	837,093
Kookmin Bank (a)	39,480	1,318,939
Korea Exchange Bank (a)	30,690	204,235
LG Electronics, Inc.	4,260	240,493
NCsoft Corp. (a)	2,210	211,228
Nong Shim Co. Ltd.	640	134,346
POSCO	1,930	288,767
S-Oil Corp.	15,220	768,138
Samsung Electronics Co. Ltd.	7,297	2,864,697
Shinhan Financial Group Co. Ltd.	13,960	274,960
Shinsegae Co. Ltd.	1,240	348,906
SK Corp.	4,950	258,665
TOTAL KOREA (SOUTH)		9,385,043
Malaysia - 5.5%
British American Tobacco (Malaysia) BHD	27,000	323,289
IOI Corp. BHD	60,000	150,000
IOI Properties BHD	69,200	144,774
Lafarge Malayan Cement BHD	1,309,200	268,731
Malayan Banking BHD	144,700	418,868
Malaysian International Shipping Corp. BHD (For. Reg.)	69,500	246,908
Public Bank BHD (For. Reg.)	190,125	347,729
Common Stocks - continued
	Shares	Value (Note 1)
Malaysia - continued
Telekom Malaysia BHD	71,200	$ 215,474
Tenaga Nasional BHD	85,200	248,874
TOTAL MALAYSIA		2,364,647
Philippines - 1.3%
Philippine Long Distance Telephone Co. (a)	22,070	550,966
Singapore - 8.4%
CapitaLand Ltd.	277,000	308,157
DBS Group Holdings Ltd.	102,000	956,854
Keppel Corp. Ltd.	85,000	408,912
MobileOne Ltd.	217,000	216,615
Oversea-Chinese Banking Corp. Ltd.	20,000	165,970
SIA Engineering Co. Ltd.	261,000	318,608
Singapore Petroleum Co. Ltd.	175,000	393,578
United Overseas Bank Ltd.	103,000	836,165
TOTAL SINGAPORE		3,604,859
Taiwan - 9.7%
Acer, Inc.	144,000	210,543
Advantech Co. Ltd.	193,000	412,603
Cathay Financial Holding Co. Ltd.	219,000	419,076
Chinatrust Financial Holding Co.	489,484	557,612
E.Sun Financial Holdings Co. Ltd.	744	507
Far EasTone Telecommunications Co. Ltd.	159,800	170,574
Formosa Chemicals & Fibre Corp.	247,000	417,267
Formosa Plastics Corp.	208,000	320,287
Fubon Financial Holding Co. Ltd.	316,000	297,623
Min Aik Technology Co. Ltd.	202,000	422,784
Pihsiang Machinery Manufacturing Co.	16,000	30,857
Taishin Financial Holdings Co. Ltd.	825,000	673,419
Yuen Foong Yu Paper Manufacturing Co.	424,000	197,769
TOTAL TAIWAN		4,130,921
Thailand - 3.3%
Advanced Info Service PCL (For. Reg.)	74,300	169,193
Bangkok Bank Ltd. PCL (For. Reg.)	70,800	165,533
PTT Exploration & Production PCL (For. Reg.)	26,900	208,334
PTT PCL (For. Reg.)	61,000	252,557
Shin Corp. PCL (For. Reg.)	129,900	114,683
Siam Cement PCL (For. Reg.)	21,900	136,542
Common Stocks - continued
	Shares	Value (Note 1)
Thailand - continued
True Corp. PCL rights 4/30/08 (a)	190,863	$ 0
Thai Oil PCL (a)	371,800	373,520
TOTAL THAILAND		1,420,362
United Kingdom - 2.4%
HSBC Holdings PLC (Hong Kong) (Reg.)	63,376	1,027,071
TOTAL COMMON STOCKS (Cost $34,614,722)		37,130,049
Nonconvertible Preferred Stocks - 3.1%

Korea (South) - 3.1%
Hyundai Motor Co. (Cost $1,078,005)	47,300	1,309,781
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 1.79% (b) (Cost $1,585,721)	1,585,721	1,585,721
TOTAL INVESTMENT PORTFOLIO - 93.6% (Cost $37,278,448)		40,025,551
NET OTHER ASSETS - 6.4%		2,731,386
NET ASSETS - 100%		$ 42,756,937
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
The fund hereby designates approximately $210,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (cost $37,278,448) - See accompanying schedule		$ 40,025,551
Cash		209,045
Foreign currency held at value (cost $ 2,414,095)		2,433,097
Receivable for investments sold		810,605
Receivable for fund shares sold		33,523
Dividends receivable		7,592
Interest receivable		1,189
Receivable from investment adviser for expense reductions		34,353
Other affiliated receivables		130
Other receivables		270,753
Total assets		43,825,838

Liabilities
Payable for investments purchased	$ 668,782
Payable for fund shares redeemed	230,281
Accrued management fee	25,955
Distribution fees payable	18,925
Other affiliated payables	17,214
Other payables and accrued expenses	107,744
Total liabilities		1,068,901

Net Assets		$ 42,756,937
Net Assets consist of:
Paid in capital		$ 40,044,279
Accumulated net investment loss		(1,228)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(51,701)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,765,587
Net Assets		$ 42,756,937

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,098,942 ÷ 1,511,554 shares)	$ 13.96

Maximum offering price per share (100/94.25 of $13.96)	$ 14.81
Class T: Net Asset Value and redemption price per share ($7,657,604 ÷ 555,023 shares)	$ 13.80

Maximum offering price per share (100/96.50 of $13.80)	$ 14.30
Class B: Net Asset Value and offering price per share ($7,064,651 ÷ 524,787 shares) A	$ 13.46

Class C: Net Asset Value and offering price per share ($6,483,941 ÷ 481,592 shares) A	$ 13.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($451,799 ÷ 31,967 shares)	$ 14.13

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 1,047,893
Interest		25,302
Security lending		226
		1,073,421
Less foreign taxes withheld		(139,421)
Total income		934,000

Expenses
Management fee	$ 307,653
Transfer agent fees	172,778
Distribution fees	217,057
Accounting and security lending fees	37,520
Non-interested trustees' compensation	215
Custodian fees and expenses	155,909
Registration fees	63,077
Audit	92,188
Legal	6,187
Miscellaneous	40,390
Total expenses before reductions	1,092,974
Expense reductions	(137,875)	955,099
Net investment income (loss)		(21,099)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including capital gains tax refund of $1,390,734)	5,109,617
Foreign currency transactions	(64,609)
Total net realized gain (loss)		5,045,008
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred capital gains taxes of $195,235)	(2,752,460)
Assets and liabilities in foreign currencies	45,697
Total change in net unrealized appreciation (depreciation)		(2,706,763)
Net gain (loss)		2,338,245
Net increase (decrease) in net assets resulting from operations		$ 2,317,146

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (21,099)	$ 161,877
Net realized gain (loss)	5,045,008	6,478,421
Change in net unrealized appreciation (depreciation)	(2,706,763)	3,291,735
Net increase (decrease) in net assets resulting from operations	2,317,146	9,932,033
Distributions to shareholders from net investment income	(387,542)	-
Share transactions - net increase (decrease)	389,641	2,145,215
Redemption fees	18,627	-
Total increase (decrease) in net assets	2,337,872	12,077,248

Net Assets
Beginning of period	40,419,065	28,341,817
End of period (including accumulated net investment loss of $1,228 and undistributed net investment income of $180,437, respectively)	$ 42,756,937	$ 40,419,065

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 9.89	$ 9.15	$ 12.29	$ 15.01
Income from Investment Operations
Net investment income (loss)C	.03	.07	(.02)	(.03)	(.12)
Net realized and unrealized gain (loss)	1.00 E	3.11	.76	(3.11)	(2.60)
Total from investment operations	1.03	3.18	.74	(3.14)	(2.72)
Distributions from net investment income	(.15)	-	-	-	-
Redemption fees added to paid in capitalC	.01	-	-	-	-
Net asset value, end of period	$ 13.96	$ 13.07	$ 9.89	$ 9.15	$ 12.29
Total ReturnA,B	8.01% E	32.15%	8.09%	(25.55)%	(18.12)%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.24%	2.81%	2.56%	2.56%	1.98%
Expenses net of voluntary waivers, if any	2.00%	2.02%	2.00%	2.00%	1.98%
Expenses net of all reductions	1.99%	2.02%	1.98%	1.97%	1.96%
Net investment income (loss)	.21%	.70%	(.17)%	(.26)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,099	$ 24,161	$ 18,314	$ 18,151	$ 31,386
Portfolio turnover rate	232%	172%	121%	62%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund is an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 9.81	$ 9.09	$ 12.25	$ 15.01
Income from Investment Operations
Net investment income (loss)C	- E	.05	(.05)	(.06)	(.14)
Net realized and unrealized gain (loss)	.99 F	3.06	.77	(3.10)	(2.62)
Total from investment operations	.99	3.11	.72	(3.16)	(2.76)
Distributions from net investment income	(.12)	-	-	-	-
Redemption fees added to paid in capitalC	.01	-	-	-	-
Net asset value, end of period	$ 13.80	$ 12.92	$ 9.81	$ 9.09	$ 12.25
Total ReturnA,B	7.78% F	31.70%	7.92%	(25.80)%	(18.39)%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.76%	3.43%	3.16%	3.41%	2.17%
Expenses net of voluntary waivers, if any	2.25%	2.27%	2.25%	2.25%	2.17%
Expenses net of all reductions	2.24%	2.26%	2.23%	2.22%	2.15%
Net investment income (loss)	(.04)%	.45%	(.42)%	(.51)%	(.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,658	$ 4,982	$ 4,347	$ 2,842	$ 4,165
Portfolio turnover rate	232%	172%	121%	62%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund is an increase in realized and unrealized gain (loss) per share of $.50. Excluding this benefit, the total return would have been 3.95%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 9.63	$ 8.97	$ 12.15	$ 14.98
Income from Investment Operations
Net investment income (loss)C	(.07)	(.01)	(.10)	(.11)	(.24)
Net realized and unrealized gain (loss)	.96 E	3.02	.76	(3.07)	(2.59)
Total from investment operations	.89	3.01	.66	(3.18)	(2.83)
Distributions from net investment income	(.08)	-	-	-	-
Redemption fees added to paid in capitalC	.01	-	-	-	-
Net asset value, end of period	$ 13.46	$ 12.64	$ 9.63	$ 8.97	$ 12.15
Total ReturnA,B	7.14% E	31.26%	7.36%	(26.17)%	(18.89)%
Ratios to Average Net AssetsD
Expenses before expense reductions	3.19%	3.87%	3.63%	3.66%	2.77%
Expenses net of voluntary waivers, if any	2.75%	2.77%	2.75%	2.75%	2.77%
Expenses net of all reductions	2.74%	2.77%	2.73%	2.72%	2.75%
Net investment income (loss)	(.54)%	(.05)%	(.92)%	(1.01)%	(1.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,065	$ 5,157	$ 2,787	$ 2,466	$ 3,664
Portfolio turnover rate	232%	172%	121%	62%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund is an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.65	$ 9.64	$ 8.98	$ 12.16	$ 14.97
Income from Investment Operations
Net investment income (loss)C	(.07)	(.01)	(.10)	(.11)	(.23)
Net realized and unrealized gain (loss)	.96 E	3.02	.76	(3.07)	(2.58)
Total from investment operations	.89	3.01	.66	(3.18)	(2.81)
Distributions from net investment income	(.09)	-	-	-	-
Redemption fees added to paid in capitalC	.01	-	-	-	-
Net asset value, end of period	$ 13.46	$ 12.65	$ 9.64	$ 8.98	$ 12.16
Total ReturnA,B	7.14% E	31.22%	7.35%	(26.15)%	(18.77)%
Ratios to Average Net AssetsD
Expenses before expense reductions	3.02%	3.70%	3.53%	3.52%	2.68%
Expenses net of voluntary waivers, if any	2.75%	2.77%	2.75%	2.75%	2.68%
Expenses net of all reductions	2.74%	2.76%	2.73%	2.72%	2.66%
Net investment income (loss)	(.54)%	(.05)%	(.92)%	(1.01)%	(1.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,484	$ 4,581	$ 2,220	$ 1,263	$ 2,124
Portfolio turnover rate	232%	172%	121%	62%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund is an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.20	$ 9.97	$ 9.21	$ 12.34	$ 15.03
Income from Investment Operations
Net investment income (loss)B	.06	.10	.01	- D	(.03)
Net realized and unrealized gain (loss)	1.01E	3.13	.75	(3.13)	(2.66)
Total from investment operations	1.07	3.23	.76	(3.13)	(2.69)
Distributions from net investment income	(.15)	-	-	-	-
Redemption fees added to paid in capitalB	.01	-	-	-	-
Net asset value, end of period	$ 14.13	$ 13.20	$ 9.97	$ 9.21	$ 12.34
Total ReturnA	8.24% E	32.40%	8.25%	(25.36)%	(17.90)%
Ratios to Average Net AssetsC
Expenses before expense reductions	2.11%	2.55%	2.18%	2.20%	1.45%
Expenses net of voluntary waivers, if any	1.75%	1.77%	1.75%	1.75%	1.45%
Expenses net of all reductions	1.74%	1.77%	1.73%	1.72%	1.42%
Net investment income (loss)	.46%	.94%	.08%	(.01)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 452	$ 1,538	$ 674	$ 658	$ 1,523
Portfolio turnover rate	232%	172%	121%	62%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund is an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.41%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

On September 27, 2004, the fund received a final and favorable ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The favorable ruling entitles the fund to a refund of capital gains taxes paid in the current and prior years and exempts the fund from taxes on future realized gains. The total benefit to the fund resulting from the ruling is US $1,547,115, and the per-share and total return impacts are disclosed on the Financial Highlights.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,888,962
Unrealized depreciation	(372,399)
Net unrealized appreciation (depreciation)	2,516,563
Undistributed long-term capital gain	130,197
Cost for federal income tax purposes	$ 37,508,988

The tax character of distributions paid was as follows:

October 31, 2004
Ordinary Income	$ 275,262
Long-term Capital Gains	112,280
Total	$ 387,542

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days will be subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), will be retained by the fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $95,457,292 and $98,757,025, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 56,665	$ 5,908
Class T	.25%	.25%	31,056	-
Class B	.75%	.25%	66,311	49,734
Class C	.75%	.25%	63,025	32,795
			$ 217,057	$ 88,437

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$16,332
Class T	5,443
Class B*	16,461
Class C*	4,238
$42,474

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 72,055.32
Class T	38,173.61
Class B	36,608.55
Class C	23,897.38
Institutional Class	2,045.35
	$ 172,778

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,869 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 53,486
Class T	2.25%	32,113
Class B	2.75%	29,189
Class C	2.75%	16,942
Institutional Class	1.75%	2,069
		$ 133,799

Annual Report

7. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,076 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2004	2003
From net investment income
Class A	$ 262,328	$ -
Class T	47,004	-
Class B	33,782	-
Class C	35,907	-
Institutional Class	8,521	-
Total	$ 387,542	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2004	2003	2004	2003
Class A
Shares sold	434,733	2,472,329	$ 6,185,174	$ 25,555,609
Reinvestment of distributions	12,079	-	161,725	-
Shares redeemed	(783,804)	(2,475,129)	(10,515,828)	(26,094,442)
Net increase (decrease)	(336,992)	(2,800)	$ (4,168,929)	$ (538,833)
Class T
Shares sold	380,716	615,784	$ 5,152,134	$ 6,405,610
Reinvestment of distributions	3,427	-	45,376	-
Shares redeemed	(214,653)	(673,227)	(2,869,764)	(6,940,401)
Net increase (decrease)	169,490	(57,443)	$ 2,327,746	$ (534,791)
Class B
Shares sold	349,019	262,810	$ 4,672,186	$ 2,867,284
Reinvestment of distributions	2,359	-	30,615	-
Shares redeemed	(234,681)	(143,990)	(3,052,361)	(1,478,097)
Net increase (decrease)	116,697	118,820	$ 1,650,440	$ 1,389,187
Class C
Shares sold	348,062	354,068	$ 4,708,149	$ 3,792,883
Reinvestment of distributions	2,295	-	29,763	-
Shares redeemed	(230,906)	(222,119)	(3,009,906)	(2,208,742)
Net increase (decrease)	119,451	131,949	$ 1,728,006	$ 1,584,141
Institutional Class
Shares sold	57,551	554,755	$ 812,450	$ 5,910,359
Reinvestment of distributions	102	-	1,386	-
Shares redeemed	(142,162)	(505,917)	(1,961,458)	(5,664,848)
Net increase (decrease)	(84,509)	48,838	$ (1,147,622)	$ 245,511

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Emerging Asia (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Emerging Asia. He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Emerging Asia. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Emerging Asia. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Emerging Asia. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Emerging Asia. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Emerging Asia. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1999 Assistant Treasurer of Advisor Emerging Asia. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Emerging Asia. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Emerging Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Emerging Asia. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Emerging Asia. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Class A designates 92%; Class T designates 100%; Class B designates 100%; and Class C designates 100% of each dividend distributed in December as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/15/03	$.097	$.033
Class T	12/15/03	$.083	$.033
Class B	12/15/03	$.063	$.033
Class C	12/15/03	$.070	$.033

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	14,748,631.07	71.013
Against	2,213,615.36	10.658
Abstain	852,797.65	4.106
Broker Non-Votes	2,954,085.91	14.223
TOTAL	20,769,129.99	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEA-UANN-1204
1.784737.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Asia

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers	31
Distributions	43
Proxy Voting Results	44

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	8.24%	-1.01%	-0.31%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund - Institutional Class on October 31, 1994. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM AC Asia ex Japan did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin Chang, who became Portfolio Manager of Fidelity® Advisor Emerging Asia Fund on September 20, 2004

In U.S. currency terms, equities across Asia's emerging-markets countries performed better than many U.S. equity benchmarks during the 12-month period ending October 31, 2004, but fell short of most other developed nation stock markets. The Morgan Stanley Capital InternationalSM (MSCI) All Country Asia ex Japan Index - a benchmark of 13 constituent countries that measures the performance of Asia's emerging markets, excluding Japan - returned 9.81%. Although just a small component of the index, Indonesia was its top performer. Investors were hopeful the country's new leadership could reform its legacy of corruption. Singapore did well on the strength of better-than-expected economic growth and corporate restructuring, while an eager-to-spend growing middle class propelled India's strong showing. Elsewhere, both South Korea and Hong Kong, which together accounted for nearly 50% of the benchmark's average weighting during the period, had solid advances. Taiwan was one of the biggest detractors, falling nearly 7.00%. A weak market for technology-related exports hampered its performance, particularly in the second half of the period. Malaysia underperformed for similar reasons.

For the year ending October 31, 2004, the fund's Institutional Class shares returned 8.24%, trailing the MSCI index and the 10.96% return of the LipperSM Pacific Region ex Japan Funds Average. An important reason for the fund's underperformance relative to its index was its overweighted position in the technology sector. For example, Taiwan-based AU Optronics suffered from fears of short-term oversupply in the industry. Kookmin Bank, a recently merged South Korean entity with a 35% share of the domestic market, also hurt. The fund's underperformance was mitigated by overweighted positions in selected Korean, Chinese and Singaporean petroleum stocks, which benefited as the price of oil surged to over $50 a barrel, helping South Korean oil refiner S-Oil Corporation. Another excellent performer was Bharti Televentures, a private telecommunications operator in India. This stock was sold to lock in profits. On September 27, the fund received a favorable tax ruling from India, which it requested in March of 2002. The net benefit to the fund was approximately $1.6 million and added approximately four percentage points to its total return for the year ending October 31, 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,003.60	$ 10.07
HypotheticalA	$ 1,000.00	$ 1,014.82	$ 10.18
Class T
Actual	$ 1,000.00	$ 1,002.20	$ 11.32
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
Class B
Actual	$ 1,000.00	$ 999.30	$ 13.82
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Class C
Actual	$ 1,000.00	$ 999.30	$ 13.82
HypotheticalA	$ 1,000.00	$ 1,011.00	$ 14.00
Institutional Class
Actual	$ 1,000.00	$ 1,004.30	$ 8.82
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	2.00%
Class T	2.25%
Class B	2.75%
Class C	2.75%
Institutional Class	1.75%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	6.7	9.2
Kookmin Bank	3.1	2.0
Hyundai Motor Co.	3.1	0.0
Hong Kong & China Gas Co. Ltd.	2.9	0.0
HSBC Holdings PLC (Hong Kong) (Reg.)	2.4	1.3
DBS Group Holdings Ltd.	2.2	0.0
Kia Motors Corp.	2.0	1.0
United Overseas Bank Ltd.	2.0	0.0
Hutchison Whampoa Ltd.	1.9	2.1
Wharf Holdings Ltd.	1.9	0.0
	28.2
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	24.4
Industrials	12.0	7.2
Information Technology	11.4	23.9
Energy	10.8	12.6
Consumer Discretionary	9.0	13.4
Asset Allocation (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
Stocks 89.9%	Stocks 97.8%
Short-Term Investments and Net Other Assets 10.1%	Short-Term Investments and Net Other Assets 2.2%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 86.8%
	Shares	Value (Note 1)
Bermuda - 1.4%
GOME Electrical Appliances Holdings Ltd. (a)	404,000	$ 324,396
Skyworth Digital Holdings Ltd.	784,000	269,435
TOTAL BERMUDA		593,831
Cayman Islands - 0.0%
eLong, Inc. ADR	1,500	20,400
China - 7.2%
Anhui Expressway Co. Ltd. (H Shares)	636,000	306,410
China International Marine Containers Co. Ltd. (B Shares)	265,300	500,695
China Petroleum & Chemical Corp. (H Shares)	1,514,000	580,922
China Shipping Container Lines Co. Ltd. (H Shares)	655,000	273,488
Global Bio-Chem Technology Group Co. Ltd.	146,000	114,419
PetroChina Co. Ltd. (H Shares)	1,228,000	646,174
Weichai Power Co. Ltd. (H Shares)	124,000	255,688
Yanzhou Coal Mining Co. Ltd. (H Shares) (a)	308,000	405,591
TOTAL CHINA		3,083,387
Hong Kong - 17.6%
CNOOC Ltd.	1,389,500	719,761
Cosco Pacific Ltd.	240,000	414,713
Esprit Holdings Ltd.	119,500	638,668
Henderson Land Development Co. Ltd.	42,000	194,792
Hengan International Group Co. Ltd.	226,000	120,495
Hong Kong & China Gas Co. Ltd.	638,000	1,229,492
Hopewell Holdings Ltd.	99,000	213,041
Hutchison Whampoa Ltd.	108,000	829,040
Jardine Strategic Holdings Ltd.	48,500	334,650
JCG Holdings Ltd.	582,000	444,891
Kingboard Chemical Holdings Ltd.	189,000	395,789
Next Media Ltd. (a)	74,000	28,996
Sino Land Co.	224,000	191,374
Sun Hung Kai Properties Ltd.	70,000	647,507
Wharf Holdings Ltd.	243,000	799,209
Wing Hang Bank Ltd.	50,000	342,061
TOTAL HONG KONG		7,544,479
India - 4.8%
Housing Development Finance Corp. Ltd.	22,900	323,484
ITC Ltd.	15,430	370,204
Kotak Mahindra Bank Ltd.	62,520	247,543
Larsen & Toubro Ltd.	15,700	287,525
National Thermal Power Corp.	14,000	19,146
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
Oil & Natural Gas Corp. Ltd.	23,263	$ 405,121
Pantaloon Retail India Ltd.	34,320	372,081
State Bank of India	2,000	20,922
TOTAL INDIA		2,046,026
Indonesia - 3.2%
PT Astra International Tbk	118,000	101,931
PT Bank Mandiri Persero Tbk	1,012,500	175,481
PT Bank PAN Indonesia Tbk	2,166,000	84,614
PT Bumi Resources Tbk	1,445,500	115,322
PT Hanjaya Mandala Sampoerna Tbk	316,500	208,968
PT Indosat Tbk	424,500	220,716
PT Semen Gresik Tbk	68,500	85,554
PT Telkomunikasi Indonesia Tbk Series B	763,500	365,471
TOTAL INDONESIA		1,358,057
Korea (South) - 22.0%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	29,750	438,477
FINETEC Corp.	74,450	350,470
Hana Bank	7,960	198,733
Hyundai Mipo Dockyard Co. Ltd. (a)	24,140	646,896
Kia Motors Corp.	89,250	837,093
Kookmin Bank (a)	39,480	1,318,939
Korea Exchange Bank (a)	30,690	204,235
LG Electronics, Inc.	4,260	240,493
NCsoft Corp. (a)	2,210	211,228
Nong Shim Co. Ltd.	640	134,346
POSCO	1,930	288,767
S-Oil Corp.	15,220	768,138
Samsung Electronics Co. Ltd.	7,297	2,864,697
Shinhan Financial Group Co. Ltd.	13,960	274,960
Shinsegae Co. Ltd.	1,240	348,906
SK Corp.	4,950	258,665
TOTAL KOREA (SOUTH)		9,385,043
Malaysia - 5.5%
British American Tobacco (Malaysia) BHD	27,000	323,289
IOI Corp. BHD	60,000	150,000
IOI Properties BHD	69,200	144,774
Lafarge Malayan Cement BHD	1,309,200	268,731
Malayan Banking BHD	144,700	418,868
Malaysian International Shipping Corp. BHD (For. Reg.)	69,500	246,908
Public Bank BHD (For. Reg.)	190,125	347,729
Common Stocks - continued
	Shares	Value (Note 1)
Malaysia - continued
Telekom Malaysia BHD	71,200	$ 215,474
Tenaga Nasional BHD	85,200	248,874
TOTAL MALAYSIA		2,364,647
Philippines - 1.3%
Philippine Long Distance Telephone Co. (a)	22,070	550,966
Singapore - 8.4%
CapitaLand Ltd.	277,000	308,157
DBS Group Holdings Ltd.	102,000	956,854
Keppel Corp. Ltd.	85,000	408,912
MobileOne Ltd.	217,000	216,615
Oversea-Chinese Banking Corp. Ltd.	20,000	165,970
SIA Engineering Co. Ltd.	261,000	318,608
Singapore Petroleum Co. Ltd.	175,000	393,578
United Overseas Bank Ltd.	103,000	836,165
TOTAL SINGAPORE		3,604,859
Taiwan - 9.7%
Acer, Inc.	144,000	210,543
Advantech Co. Ltd.	193,000	412,603
Cathay Financial Holding Co. Ltd.	219,000	419,076
Chinatrust Financial Holding Co.	489,484	557,612
E.Sun Financial Holdings Co. Ltd.	744	507
Far EasTone Telecommunications Co. Ltd.	159,800	170,574
Formosa Chemicals & Fibre Corp.	247,000	417,267
Formosa Plastics Corp.	208,000	320,287
Fubon Financial Holding Co. Ltd.	316,000	297,623
Min Aik Technology Co. Ltd.	202,000	422,784
Pihsiang Machinery Manufacturing Co.	16,000	30,857
Taishin Financial Holdings Co. Ltd.	825,000	673,419
Yuen Foong Yu Paper Manufacturing Co.	424,000	197,769
TOTAL TAIWAN		4,130,921
Thailand - 3.3%
Advanced Info Service PCL (For. Reg.)	74,300	169,193
Bangkok Bank Ltd. PCL (For. Reg.)	70,800	165,533
PTT Exploration & Production PCL (For. Reg.)	26,900	208,334
PTT PCL (For. Reg.)	61,000	252,557
Shin Corp. PCL (For. Reg.)	129,900	114,683
Siam Cement PCL (For. Reg.)	21,900	136,542
Common Stocks - continued
	Shares	Value (Note 1)
Thailand - continued
True Corp. PCL rights 4/30/08 (a)	190,863	$ 0
Thai Oil PCL (a)	371,800	373,520
TOTAL THAILAND		1,420,362
United Kingdom - 2.4%
HSBC Holdings PLC (Hong Kong) (Reg.)	63,376	1,027,071
TOTAL COMMON STOCKS (Cost $34,614,722)		37,130,049
Nonconvertible Preferred Stocks - 3.1%

Korea (South) - 3.1%
Hyundai Motor Co. (Cost $1,078,005)	47,300	1,309,781
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 1.79% (b) (Cost $1,585,721)	1,585,721	1,585,721
TOTAL INVESTMENT PORTFOLIO - 93.6% (Cost $37,278,448)		40,025,551
NET OTHER ASSETS - 6.4%		2,731,386
NET ASSETS - 100%		$ 42,756,937
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
The fund hereby designates approximately $210,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (cost $37,278,448) - See accompanying schedule		$ 40,025,551
Cash		209,045
Foreign currency held at value (cost $ 2,414,095)		2,433,097
Receivable for investments sold		810,605
Receivable for fund shares sold		33,523
Dividends receivable		7,592
Interest receivable		1,189
Receivable from investment adviser for expense reductions		34,353
Other affiliated receivables		130
Other receivables		270,753
Total assets		43,825,838

Liabilities
Payable for investments purchased	$ 668,782
Payable for fund shares redeemed	230,281
Accrued management fee	25,955
Distribution fees payable	18,925
Other affiliated payables	17,214
Other payables and accrued expenses	107,744
Total liabilities		1,068,901

Net Assets		$ 42,756,937
Net Assets consist of:
Paid in capital		$ 40,044,279
Accumulated net investment loss		(1,228)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(51,701)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,765,587
Net Assets		$ 42,756,937

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,098,942 ÷ 1,511,554 shares)	$ 13.96

Maximum offering price per share (100/94.25 of $13.96)	$ 14.81
Class T: Net Asset Value and redemption price per share ($7,657,604 ÷ 555,023 shares)	$ 13.80

Maximum offering price per share (100/96.50 of $13.80)	$ 14.30
Class B: Net Asset Value and offering price per share ($7,064,651 ÷ 524,787 shares) A	$ 13.46

Class C: Net Asset Value and offering price per share ($6,483,941 ÷ 481,592 shares) A	$ 13.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($451,799 ÷ 31,967 shares)	$ 14.13

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$ 1,047,893
Interest		25,302
Security lending		226
		1,073,421
Less foreign taxes withheld		(139,421)
Total income		934,000

Expenses
Management fee	$ 307,653
Transfer agent fees	172,778
Distribution fees	217,057
Accounting and security lending fees	37,520
Non-interested trustees' compensation	215
Custodian fees and expenses	155,909
Registration fees	63,077
Audit	92,188
Legal	6,187
Miscellaneous	40,390
Total expenses before reductions	1,092,974
Expense reductions	(137,875)	955,099
Net investment income (loss)		(21,099)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including capital gains tax refund of $1,390,734)	5,109,617
Foreign currency transactions	(64,609)
Total net realized gain (loss)		5,045,008
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred capital gains taxes of $195,235)	(2,752,460)
Assets and liabilities in foreign currencies	45,697
Total change in net unrealized appreciation (depreciation)		(2,706,763)
Net gain (loss)		2,338,245
Net increase (decrease) in net assets resulting from operations		$ 2,317,146

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (21,099)	$ 161,877
Net realized gain (loss)	5,045,008	6,478,421
Change in net unrealized appreciation (depreciation)	(2,706,763)	3,291,735
Net increase (decrease) in net assets resulting from operations	2,317,146	9,932,033
Distributions to shareholders from net investment income	(387,542)	-
Share transactions - net increase (decrease)	389,641	2,145,215
Redemption fees	18,627	-
Total increase (decrease) in net assets	2,337,872	12,077,248

Net Assets
Beginning of period	40,419,065	28,341,817
End of period (including accumulated net investment loss of $1,228 and undistributed net investment income of $180,437, respectively)	$ 42,756,937	$ 40,419,065

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 9.89	$ 9.15	$ 12.29	$ 15.01
Income from Investment Operations
Net investment income (loss)C	.03	.07	(.02)	(.03)	(.12)
Net realized and unrealized gain (loss)	1.00 E	3.11	.76	(3.11)	(2.60)
Total from investment operations	1.03	3.18	.74	(3.14)	(2.72)
Distributions from net investment income	(.15)	-	-	-	-
Redemption fees added to paid in capitalC	.01	-	-	-	-
Net asset value, end of period	$ 13.96	$ 13.07	$ 9.89	$ 9.15	$ 12.29
Total ReturnA,B	8.01% E	32.15%	8.09%	(25.55)%	(18.12)%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.24%	2.81%	2.56%	2.56%	1.98%
Expenses net of voluntary waivers, if any	2.00%	2.02%	2.00%	2.00%	1.98%
Expenses net of all reductions	1.99%	2.02%	1.98%	1.97%	1.96%
Net investment income (loss)	.21%	.70%	(.17)%	(.26)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,099	$ 24,161	$ 18,314	$ 18,151	$ 31,386
Portfolio turnover rate	232%	172%	121%	62%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund is an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 9.81	$ 9.09	$ 12.25	$ 15.01
Income from Investment Operations
Net investment income (loss)C	- E	.05	(.05)	(.06)	(.14)
Net realized and unrealized gain (loss)	.99 F	3.06	.77	(3.10)	(2.62)
Total from investment operations	.99	3.11	.72	(3.16)	(2.76)
Distributions from net investment income	(.12)	-	-	-	-
Redemption fees added to paid in capitalC	.01	-	-	-	-
Net asset value, end of period	$ 13.80	$ 12.92	$ 9.81	$ 9.09	$ 12.25
Total ReturnA,B	7.78% F	31.70%	7.92%	(25.80)%	(18.39)%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.76%	3.43%	3.16%	3.41%	2.17%
Expenses net of voluntary waivers, if any	2.25%	2.27%	2.25%	2.25%	2.17%
Expenses net of all reductions	2.24%	2.26%	2.23%	2.22%	2.15%
Net investment income (loss)	(.04)%	.45%	(.42)%	(.51)%	(.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,658	$ 4,982	$ 4,347	$ 2,842	$ 4,165
Portfolio turnover rate	232%	172%	121%	62%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund is an increase in realized and unrealized gain (loss) per share of $.50. Excluding this benefit, the total return would have been 3.95%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 9.63	$ 8.97	$ 12.15	$ 14.98
Income from Investment Operations
Net investment income (loss)C	(.07)	(.01)	(.10)	(.11)	(.24)
Net realized and unrealized gain (loss)	.96 E	3.02	.76	(3.07)	(2.59)
Total from investment operations	.89	3.01	.66	(3.18)	(2.83)
Distributions from net investment income	(.08)	-	-	-	-
Redemption fees added to paid in capitalC	.01	-	-	-	-
Net asset value, end of period	$ 13.46	$ 12.64	$ 9.63	$ 8.97	$ 12.15
Total ReturnA,B	7.14% E	31.26%	7.36%	(26.17)%	(18.89)%
Ratios to Average Net AssetsD
Expenses before expense reductions	3.19%	3.87%	3.63%	3.66%	2.77%
Expenses net of voluntary waivers, if any	2.75%	2.77%	2.75%	2.75%	2.77%
Expenses net of all reductions	2.74%	2.77%	2.73%	2.72%	2.75%
Net investment income (loss)	(.54)%	(.05)%	(.92)%	(1.01)%	(1.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,065	$ 5,157	$ 2,787	$ 2,466	$ 3,664
Portfolio turnover rate	232%	172%	121%	62%	96%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund is an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.65	$ 9.64	$ 8.98	$ 12.16	$ 14.97
Income from Investment Operations
Net investment income (loss)C	(.07)	(.01)	(.10)	(.11)	(.23)
Net realized and unrealized gain (loss)	.96 E	3.02	.76	(3.07)	(2.58)
Total from investment operations	.89	3.01	.66	(3.18)	(2.81)
Distributions from net investment income	(.09)	-	-	-	-
Redemption fees added to paid in capitalC	.01	-	-	-	-
Net asset value, end of period	$ 13.46	$ 12.65	$ 9.64	$ 8.98	$ 12.16
Total ReturnA,B	7.14% E	31.22%	7.35%	(26.15)%	(18.77)%
Ratios to Average Net AssetsD
Expenses before expense reductions	3.02%	3.70%	3.53%	3.52%	2.68%
Expenses net of voluntary waivers, if any	2.75%	2.77%	2.75%	2.75%	2.68%
Expenses net of all reductions	2.74%	2.76%	2.73%	2.72%	2.66%
Net investment income (loss)	(.54)%	(.05)%	(.92)%	(1.01)%	(1.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,484	$ 4,581	$ 2,220	$ 1,263	$ 2,124
Portfolio turnover rate	232%	172%	121%	62%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund is an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.20	$ 9.97	$ 9.21	$ 12.34	$ 15.03
Income from Investment Operations
Net investment income (loss)B	.06	.10	.01	- D	(.03)
Net realized and unrealized gain (loss)	1.01E	3.13	.75	(3.13)	(2.66)
Total from investment operations	1.07	3.23	.76	(3.13)	(2.69)
Distributions from net investment income	(.15)	-	-	-	-
Redemption fees added to paid in capitalB	.01	-	-	-	-
Net asset value, end of period	$ 14.13	$ 13.20	$ 9.97	$ 9.21	$ 12.34
Total ReturnA	8.24% E	32.40%	8.25%	(25.36)%	(17.90)%
Ratios to Average Net AssetsC
Expenses before expense reductions	2.11%	2.55%	2.18%	2.20%	1.45%
Expenses net of voluntary waivers, if any	1.75%	1.77%	1.75%	1.75%	1.45%
Expenses net of all reductions	1.74%	1.77%	1.73%	1.72%	1.42%
Net investment income (loss)	.46%	.94%	.08%	(.01)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 452	$ 1,538	$ 674	$ 658	$ 1,523
Portfolio turnover rate	232%	172%	121%	62%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund is an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.41%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

On September 27, 2004, the fund received a final and favorable ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The favorable ruling entitles the fund to a refund of capital gains taxes paid in the current and prior years and exempts the fund from taxes on future realized gains. The total benefit to the fund resulting from the ruling is US $1,547,115, and the per-share and total return impacts are disclosed on the Financial Highlights.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,888,962
Unrealized depreciation	(372,399)
Net unrealized appreciation (depreciation)	2,516,563
Undistributed long-term capital gain	130,197
Cost for federal income tax purposes	$ 37,508,988

The tax character of distributions paid was as follows:

October 31, 2004
Ordinary Income	$ 275,262
Long-term Capital Gains	112,280
Total	$ 387,542

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days will be subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), will be retained by the fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $95,457,292 and $98,757,025, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 56,665	$ 5,908
Class T	.25%	.25%	31,056	-
Class B	.75%	.25%	66,311	49,734
Class C	.75%	.25%	63,025	32,795
			$ 217,057	$ 88,437

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$16,332
Class T	5,443
Class B*	16,461
Class C*	4,238
$42,474

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sale are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 72,055.32
Class T	38,173.61
Class B	36,608.55
Class C	23,897.38
Institutional Class	2,045.35
	$ 172,778

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,869 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 53,486
Class T	2.25%	32,113
Class B	2.75%	29,189
Class C	2.75%	16,942
Institutional Class	1.75%	2,069
		$ 133,799

Annual Report

7. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,076 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2004	2003
From net investment income
Class A	$ 262,328	$ -
Class T	47,004	-
Class B	33,782	-
Class C	35,907	-
Institutional Class	8,521	-
Total	$ 387,542	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2004	2003	2004	2003
Class A
Shares sold	434,733	2,472,329	$ 6,185,174	$ 25,555,609
Reinvestment of distributions	12,079	-	161,725	-
Shares redeemed	(783,804)	(2,475,129)	(10,515,828)	(26,094,442)
Net increase (decrease)	(336,992)	(2,800)	$ (4,168,929)	$ (538,833)
Class T
Shares sold	380,716	615,784	$ 5,152,134	$ 6,405,610
Reinvestment of distributions	3,427	-	45,376	-
Shares redeemed	(214,653)	(673,227)	(2,869,764)	(6,940,401)
Net increase (decrease)	169,490	(57,443)	$ 2,327,746	$ (534,791)
Class B
Shares sold	349,019	262,810	$ 4,672,186	$ 2,867,284
Reinvestment of distributions	2,359	-	30,615	-
Shares redeemed	(234,681)	(143,990)	(3,052,361)	(1,478,097)
Net increase (decrease)	116,697	118,820	$ 1,650,440	$ 1,389,187
Class C
Shares sold	348,062	354,068	$ 4,708,149	$ 3,792,883
Reinvestment of distributions	2,295	-	29,763	-
Shares redeemed	(230,906)	(222,119)	(3,009,906)	(2,208,742)
Net increase (decrease)	119,451	131,949	$ 1,728,006	$ 1,584,141
Institutional Class
Shares sold	57,551	554,755	$ 812,450	$ 5,910,359
Reinvestment of distributions	102	-	1,386	-
Shares redeemed	(142,162)	(505,917)	(1,961,458)	(5,664,848)
Net increase (decrease)	(84,509)	48,838	$ (1,147,622)	$ 245,511

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Emerging Asia (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Advisor Emerging Asia. He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Emerging Asia. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Emerging Asia. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Emerging Asia. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Emerging Asia. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Emerging Asia. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1999 Assistant Treasurer of Advisor Emerging Asia. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Emerging Asia. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Emerging Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Emerging Asia. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Emerging Asia. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Institutional Class designates 89% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/15/03	$.097	$.033

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	2,282,268,233.14	67.246
Against	730,467,707.56	21.523
Abstain	103,809,011.40	3.059
Broker Non-Votes	277,361,260.42	8.172
TOTAL	3,393,906,212.52	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,282,000,206.53	96.703
Withheld	111,906,005.99	3.297
TOTAL	3,393,906,212.52	100.000
Ralph F. Cox
Affirmative	3,279,075,431.51	96.617
Withheld	114,830,781.01	3.383
TOTAL	3,393,906,212.52	100.000
Laura B. Cronin
Affirmative	3,279,237,761.11	96.621
Withheld	114,668,451.41	3.379
TOTAL	3,393,906,212.52	100.000
Dennis J. Dirks B
Affirmative	3,282,930,309.01	96.730
Withheld	110,975,903.51	3.270
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	3,281,322,433.94	96.683
Withheld	112,583,778.58	3.317
TOTAL	3,393,906,212.52	100.000
George H. Heilmeier
Affirmative	3,280,995,543.67	96.673
Withheld	112,910,668.85	3.327
TOTAL	3,393,906,212.52	100.000
Abigail P. Johnson
Affirmative	3,279,608,961.18	96.632
Withheld	114,297,251.34	3.368
TOTAL	3,393,906,212.52	100.000
Edward C. Johnson 3d
Affirmative	3,278,921,089.36	96.612
Withheld	114,985,123.16	3.388
TOTAL	3,393,906,212.52	100.000
Donald J. Kirk
Affirmative	3,280,141,703.88	96.648
Withheld	113,764,508.64	3.352
TOTAL	3,393,906,212.52	100.000
Marie L. Knowles
Affirmative	3,282,829,639.58	96.727
Withheld	111,076,572.94	3.273
TOTAL	3,393,906,212.52	100.000
Ned C. Lautenbach
Affirmative	3,282,578,080.40	96.720
Withheld	111,328,132.12	3.280
TOTAL	3,393,906,212.52	100.000
Marvin L. Mann
Affirmative	3,279,829,525.55	96.639
Withheld	114,076,686.97	3.361
TOTAL	3,393,906,212.52	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	3,280,457,721.33	96.657
Withheld	113,448,491.19	3.343
TOTAL	3,393,906,212.52	100.000
Robert L. Reynolds
Affirmative	3,281,840,632.38	96.698
Withheld	112,065,580.14	3.302
TOTAL	3,393,906,212.52	100.000
Cornelia M. Small B
Affirmative	3,282,144,066.64	96.707
Withheld	111,762,145.88	3.293
TOTAL	3,393,906,212.52	100.000
William S. Stavropoulos
Affirmative	3,280,980,279.64	96.673
Withheld	112,925,932.88	3.327
TOTAL	3,393,906,212.52	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	14,748,631.07	71.013
Against	2,213,615.36	10.658
Abstain	852,797.65	4.106
Broker Non-Votes	2,954,085.91	14.223
TOTAL	20,769,129.99	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEAI-UANN-1204
1.784738.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, October 31, 2004, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Value Leaders Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A, B
Fidelity Advisor Diversified International Fund	$41,000	$42,000
Fidelity Advisor Emerging Asia Fund	$67,000	$68,000
Fidelity Advisor Global Equity Fund	$33,000	$38,000
Fidelity Advisor Japan Fund	$33,000	$38,000
Fidelity Advisor Korea Fund	$70,000	$70,000
Fidelity Advisor Latin America Fund	$33,000	$38,000
Fidelity Advisor Overseas Fund	$58,000	$61,000
Fidelity Advisor Value Leaders Fund	$27,000	$21,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$10,500,000
A	Aggregate amounts may reflect rounding.
B	Fidelity Advisor Value Leaders Fund commenced operations on June 17, 2003.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Emerging Markets Fund, Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity Advisor International Capital Appreciation Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A,B	2003A
Fidelity Advisor Emerging Markets Fund	$30,000	$0
Fidelity Advisor Europe Capital Appreciation Fund	$36,000	$41,000
Fidelity Advisor International Capital Appreciation Fund	$38,000	$41,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,300,000	$4,200,000
A	Aggregate amounts may reflect rounding.
B	Fidelity Advisor Emerging Markets Fund commenced operations on March 29, 2004.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B, C
Fidelity Advisor Diversified International Fund	$0	$0
Fidelity Advisor Emerging Asia Fund	$0	$0
Fidelity Advisor Global Equity Fund	$0	$0
Fidelity Advisor Japan Fund	$0	$0
Fidelity Advisor Korea Fund	$0	$0
Fidelity Advisor Latin America Fund	$0	$0
Fidelity Advisor Overseas Fund	$0	$0
Fidelity Advisor Value Leaders Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Value Leaders Fund commenced operations on June 17, 2003.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A,C	2003 A,B
Fidelity Advisor Emerging Markets Fund	$0	$0
Fidelity Advisor Europe Capital Appreciation Fund	$0	$0
Fidelity Advisor International Capital Appreciation Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Emerging Markets Fund commenced operations on March 29, 2004.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A,D	2003A, B, C, D
PwC	$0	$50,000
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Value Leaders Fund's commencement of operations.
D	May include amounts billed prior to Fidelity Advisor Emerging Markets Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B, C
Fidelity Advisor Diversified International Fund	$2,200	$2,000
Fidelity Advisor Emerging Asia Fund	$4,000	$3,700
Fidelity Advisor Global Equity Fund	$2,200	$2,000
Fidelity Advisor Japan Fund	$2,200	$2,000
Fidelity Advisor Korea Fund	$4,000	$3,700
Fidelity Advisor Latin America Fund	$2,200	$2,000
Fidelity Advisor Overseas Fund	$4,000	$3,700
Fidelity Advisor Value Leaders Fund	$2,300	$2,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Value Leaders Fund commenced operations on June 17, 2003.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A,C	2003A,B
Fidelity Advisor Emerging Markets Fund	$2,800	$0
Fidelity Advisor Europe Capital Appreciation Fund	$2,900	$2,700
Fidelity Advisor International Capital Appreciation Fund	$2,900	$2,700
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Emerging Markets Fund commenced operations on March 29, 2004.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A,D	2003A, B, C, D
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Value Leaders Fund's commencement of operations.
D	May include amounts billed prior to Fidelity Advisor Emerging Markets Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B, C
Fidelity Advisor Diversified International Fund	$3,800	$2,000
Fidelity Advisor Emerging Asia Fund	$1,300	$1,400
Fidelity Advisor Global Equity Fund	$1,300	$1,400
Fidelity Advisor Japan Fund	$1,300	$1,400
Fidelity Advisor Korea Fund	$1,300	$1,400
Fidelity Advisor Latin America Fund	$1,300	$1,400
Fidelity Advisor Overseas Fund	$2,500	$2,500
Fidelity Advisor Value Leaders Fund	$1,200	$500
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Value Leaders Fund commenced operations on June 17, 2003.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A,C	2003A,B
Fidelity Advisor Emerging Markets Fund	$0	$0
Fidelity Advisor Europe Capital Appreciation Fund	$0	$0
Fidelity Advisor International Capital Appreciation Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Emerging Markets Fund commenced operations on March 29, 2004.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A,D	2003A,B,C,D
PwC	$300,000	$300,000
Deloitte Entities	$720,000	$130,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Value Leaders Fund's commencement of operations.
D	May include amounts billed prior to Fidelity Advisor Emerging Markets Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Advisor Diversified International Fund	0%
Fidelity Advisor Emerging Asia Fund	0%
Fidelity Advisor Global Equity Fund	0%
Fidelity Advisor Japan Fund	0%
Fidelity Advisor Korea Fund	0%
Fidelity Advisor Latin America Fund	0%
Fidelity Advisor Overseas Fund	0%
Fidelity Advisor Value Leaders Fund	0%

According to Deloitte Entities for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Fidelity Advisor Emerging Markets Fund	0%
Fidelity Advisor Europe Capital Appreciation Fund	0%
Fidelity Advisor International Capital Appreciation Fund	0%

(g) For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed by PwC of $2,250,000A and $2,050,000A,B,C for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B,C
Covered Services	$300,000	$400,000
Non-Covered Services	$1,950,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Value Leaders Fund's commencement of operations.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed by Deloitte Entities of $1,600,000A,C and $900,000A,B,C for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A,C	2003A,B,C
Covered Services	$700,000	$150,000
Non-Covered Services	$900,000	$750,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Emerging Markets Fund's commencement of operations.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/John Hebble
John Hebble
President and Treasurer

Date:	December 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John Hebble
John Hebble
President and Treasurer

Date:	December 20, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	December 20, 2004